UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

STAR GAS PARTNERS, L.P.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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STAR GAS PARTNERS, L.P.

9 West Broad Street, Suite 310

Stamford, Connecticut 06902

[●], 2017

Dear Unitholder:

You are cordially invited to attend our special meeting of unitholders to be held on [●], 2017, at [●] local time at the offices of Thompson & Knight LLP, 900 Third Avenue, 20th Floor, New York, New York 10022-4728. The board of directors (the “Board”) of Kestrel Heat, LLC, our general partner, has called the special meeting.

At the special meeting, unitholders will be voting on a proposal that would allow Star Gas Partners, L.P. (the “Partnership”) to elect to be treated as a corporation, instead of a partnership, for federal income tax purposes (commonly known as a “check-the-box” election), and a proposal to approve and adopt the Third Amended and Restated Agreement of Limited Partnership of the Partnership to give effect to the change in federal income tax classification. Please consider the issues presented and vote your units as promptly as possible.

The Board has unanimously determined that the proposals are in the best interests of the Partnership and our unitholders and recommends that unitholders vote FOR each of the proposals.

If the unitholders adopt the proposals and the Partnership makes the check-the-box election:

•	unitholders should no longer incur “phantom income” (“phantom income” is taxable income allocated to our partners in excess of cash distributed to those partners); and

•	unitholders will begin to receive corporate dividends reported on an IRS Form 1099 rather than a share of income and expenses reported on an IRS Form 1065 Schedule K-1;

•	the Partnership expects to realize approximately $240,000 per year in administrative costs savings as a result of “checking-the-box”;

•	the Partnership expects to be able to fully deduct for tax purposes approximately $1,200,000 in annual expenses related to being a publicly-traded entity if the election is effected which at present are not fully tax deductible by individual unitholders;

•	the check-the-box election should not be a taxable event for the unitholders; and

•	the partnership agreement of the Partnership will be amended to effect the above changes.

Immediately following the special meeting, the Partnership’s name will be changed to “Star Group, L.P.” in order to more closely align the Partnership’s name with the expanded scope of its products and services it offers. The Partnership will continue to trade under the ticker “SGU” on the New York Stock Exchange.

Representation of your units at the meeting is very important. Whether or not you plan to attend the special meeting, please complete your proxy card and return it to us to ensure that your vote is counted. If you hold your units through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your units. If your completed proxy card is not received, you may be contacted by representatives of the Partnership, the Partnership’s transfer agent, or the Partnership’s proxy solicitor, Georgeson LLC (“Georgeson”). Georgeson has been engaged to assist the Partnership in soliciting proxies. Representatives of Georgeson will remind you to vote your units and may be contacted at (888) 505-6583.

Thank you for voting.

Sincerely,

Paul A. Vermylen, Jr.

Chairman of the Board of Directors of

Kestrel Heat, LLC, the general partner of

Star Gas Partners, L.P.

STAR GAS PARTNERS, L.P.

9 West Broad Street, Suite 310

Stamford, Connecticut 06902

NOTICE OF SPECIAL MEETING OF UNITHOLDERS

To the Owners of Common Units of Star Gas Partners, L.P. (the “Partnership”):

Our special meeting of unitholders will be held on [●], 2017 at [●] local time at the offices of Thompson & Knight LLP, 900 Third Avenue, 20th Floor, New York, New York 10022-4728 to:

1.	consider a proposal that would allow the Partnership to elect to be treated as a corporation, instead of a partnership, for federal income tax purposes;

2.	consider a proposal to approve and adopt the Third Amended and Restated Agreement of Limited Partnership of the Partnership (the “Third Amended and Restated Partnership Agreement”) to give effect to the change in federal income tax classification from a partnership to a corporation as proposed by Proposal No. 1; and

3.	transact any other business that properly comes before the meeting, or any adjournment thereof, by or at the direction of the board of directors of Kestrel Heat, LLC, our general partner.

The board of directors of Kestrel Heat, LLC recommends a vote “FOR” the proposal to allow the Partnership to elect to be treated as a corporation for federal income tax purposes and the proposal to approve and adopt the Third Amended and Restated Partnership Agreement.

We discuss the above business matters in more detail in the attached proxy statement.

Only holders of record of our Common Units at the close of business on September 13, 2017 will be entitled to vote.

Richard F. Ambury

Secretary

[●], 2017

Important Notice Regarding the Availability of Proxy Materials

for the Unitholder Meeting to Be Held on [●], 2017:

The Proxy Statement and 2016 Annual Report are available at

www.star-gas.com/financial-information/sec-filings

STAR GAS PARTNERS, L.P.

9 West Broad Street, Suite 310

Stamford, Connecticut 06902

PROXY STATEMENT

SPECIAL MEETING OF UNITHOLDERS

[●], 2017

This proxy statement contains information related to the special meeting of unitholders of Star Gas Partners, L.P. (the “Partnership”) and any postponements or adjournments thereof. The special meeting will be held on [●], 2017, at [●] local time at the offices of Thompson & Knight LLP, 900 Third Avenue, 20th Floor, New York, New York 10022-4728.

At the meeting, our unitholders will:

1.	consider a proposal that would allow the Partnership to elect to be treated as a corporation for federal income tax purposes;

2.	consider a proposal to approve and adopt the Third Amended and Restated Agreement Limited Partnership of the Partnership (the “Third Amended and Restated Partnership Agreement”) to give effect to the change in federal income tax classification from a partnership to a corporation as proposed by Proposal No. 1; and

3.	transact any other business that properly comes before the meeting, or any adjournment thereof, by or at the direction of the board of directors of Kestrel Heat, LLC, our general partner.

This proxy statement is first being mailed to the Partnership’s unitholders on or about [●], 2017.

Appendix A	Form of Third Amended and Restated Agreement of Limited Partnership, a clean copy of which is attached hereto as Appendix A-1, and a copy marked to show changes compared to the existing Second Amended and Restated Agreement of Limited Partnership, as amended as of the date of this proxy statement, is attached hereto as Appendix A-2.

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QUESTIONS & ANSWERS ON VOTING PROCEDURES

Who is entitled to vote at the special meeting, and how many votes do they have?

With respect to Proposal Nos. 1 and 2, holders of record of our Common Units (each, a “Common Unit,” and collectively, the “Common Units”) who owned such units as of the close of business on September 13, 2017, the record date for the special meeting, may vote at the meeting. Each Common Unit has one vote. There were [●] Common Units outstanding and eligible to vote on the record date. There are no rights of appraisal or similar rights of dissenters arising from any of the Proposals to be acted on at the meeting.

How can I access the proxy materials over the Internet?

You can view the proxy materials for the special meeting on the Internet by using your control number, which can be found on your proxy card or voting instruction form.

Our proxy materials are also available on our website at www.star-gas.com/financial-information/sec-filings.

What is a quorum of unitholders?

The holders of a majority of the outstanding Common Units represented in person or by proxy shall constitute a quorum at the special meeting. Because there were [●] Common Units outstanding on September 13, 2017, holders of [●] Common Units represented in person or by proxy at the special meeting will constitute a quorum. We must have a quorum of the Common Units to conduct the meeting.

How many votes does it take to pass each matter?

If a quorum of unitholders is present at the meeting, we need:

•	the affirmative vote of the holders of a majority of the Common Units outstanding and entitled to vote and be present in person or by proxy at the special meeting, to approve the proposal that would authorize Star Gas Partners, L.P. to elect to be treated as a corporation for federal income tax purposes; and

•	the affirmative vote of the holders of a majority of the Common Units outstanding, to approve the proposal to approve and adopt the Third Amended and Restated Agreement of Limited Partnership (the “Third Amended and Restated Partnership Agreement”).

The implementation of Proposals No. 1 and 2 is conditioned on approval of both proposals. Thus, even if Proposal No. 1 is approved by unitholders, the Partnership will not be authorized to elect to be treated as a corporation for federal income tax purposes unless Proposal No. 2 is also approved by unitholders. Similarly, even if Proposal No. 2 is approved by unitholders, the Third Amended and Restated Partnership Agreement will not become effective unless Proposal No. 1 is also approved by unitholders.

How are abstentions and broker non-votes treated?

Abstentions and broker non-votes count for purposes of determining the presence of a quorum. “Broker non-votes” occur when a bank, broker or other holder of record holding units for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Abstentions and broker non-votes will have the same effect as a vote against Proposals No. 1 and 2.

How do I vote?

You may vote by any of the following methods:

•	By Telephone or Internet—If you have telephone or Internet access, you may submit your proxy vote by following the instructions provided on your proxy card or voting instruction form.

•	By Mail—You may submit your proxy vote by mail by signing a proxy card if your Common Units are registered or, for units held beneficially in street name, by following the voting instructions included by your broker, trustee or nominee, and mailing it in the enclosed envelope. If you provide specific voting instructions, your Common Units will be voted as you have instructed.

•	In Person at the Special Meeting—If your Common Units are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those units, the unitholder of record. As the unitholder of record, you have the right to vote in person at the special meeting. If your Common Units are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of Common Units held in street name. As the beneficial owner, you are also invited to attend the special meeting. Because a beneficial owner is not the unitholder of record, you may not vote these Common Units in person at the meeting unless you obtain a “legal proxy” from your broker, trustee or nominee that holds your Common Units, giving you the right to vote the Common Units at the special meeting. If you plan on attending the special meeting in person and need directions to the meeting site, please contact Investor Relations at (203) 328-7310 to have your name registered with building security at the special meeting site.

If I vote by telephone or Internet and received a proxy card in the mail, do I need to return my proxy card?

No.

If my Common Units are held in “street name” by my broker, will my broker vote my Common Units for me?

If your Common Units are held in a brokerage account, you will receive a full meeting package, including a voting instructions form to vote your Common Units. Your brokerage firm may permit you to provide voting instructions by telephone or by the Internet. Brokerage firms have the authority under NYSE rules to vote their clients’ unvoted units on certain routine matters. Your brokerage firm is not permitted, however, to vote your Common Units on Proposal No. 1 with respect to the proposal that would authorize the Partnership to elect to be treated as a corporation for federal income tax purposes or Proposal No. 2 with respect to the proposal to approve and adopt the Third Amended and Restated Partnership Agreement as both of these proposals are non-routine. We urge you to respond to your brokerage firm so that your vote will be cast in accordance with your instructions.

What is a proxy?

A proxy is another person you authorize to vote on your behalf. We solicit proxy cards that are used to instruct the proxy how to vote so that all Common Units may be voted at the special meeting even if the holders do not attend the meeting in person.

How will my proxy vote my Common Units?

If you properly sign and return your proxy card or voting instructions form, your Common Units will be voted as you direct. If you sign and return your proxy card, but do not specify how you want your Common Units voted, they will be voted “FOR” the proposal that would authorize the Partnership to elect to be treated as a corporation for federal income tax purposes and “FOR” the proposal to approve and adopt the Third Amended and Restated Partnership Agreement. Also, you will give your proxies authority to vote, using their discretion, on any other business that properly comes before the meeting, including to adjourn the meeting.

How do I vote using my proxy card?

There are three steps.

1.	Vote on each of the matters as follows:

Proposal No. 1. Check the box “FOR” or “AGAINST,” or “ABSTAIN” (to not cast a vote); and

Proposal No. 2. Check the box “FOR” or “AGAINST,” or “ABSTAIN” (to not cast a vote).

2.	Sign and date your proxy card. If you do not sign and date your proxy card or do not submit a proxy by telephone or internet, your votes cannot be counted.

3.	Mail your proxy card in the pre-addressed, postage-paid envelope.

Please check the box on your proxy card if you plan to attend the special meeting.

Can I vote by proxy even if I plan to attend the special meeting?

Yes. If you vote by proxy and decide to attend the special meeting, you do not need to fill out a ballot at the meeting, unless you want to change your vote.

Who can attend the special meeting?

All unitholders as of the record date, or their duly appointed proxies, may attend the special meeting. Each unitholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please note that if you own Common Units in “street name,” meaning through a broker or other nominee, you will need to bring a copy of a brokerage statement reflecting your unit ownership as of the record date. You will not be able to vote your Common Units in person without a legal proxy (as described above).

Why might I receive more than one proxy card? Should I vote on each proxy card I receive?

First, you may have various accounts with us that are registered differently, perhaps in different names or with different social security or federal tax identification numbers. Second, you may also own Common Units indirectly through your broker. Your broker will send you a proxy card or voting instructions form for these Common Units. You should vote on each proxy card or voting instructions form you receive and mail it to the address shown on the applicable proxy card or form.

How do I change my vote or revoke my proxy?

You may change your vote at any time before the special meeting by:

•	notifying Richard F. Ambury, Secretary, in writing received prior to the commencement of the special meeting at Star Gas Partners, L.P., 9 West Broad Street, Suite 310, Stamford, Connecticut 06902, that you are changing your vote or revoking your proxy; or

•	completing and sending in another proxy card or voting instructions form with a later date, which proxy card or voting instructions form is received prior to the closing of the polls at the special meeting; or

•	attending the special meeting and voting in person.

Who is soliciting my proxy, how is it being solicited, and who pays the cost?

The Partnership, on behalf of the Board of Directors of Kestrel Heat, LLC, our general partner (the “Board”), through its managers, officers and employees, is soliciting proxies primarily by mail. However, proxies may also be solicited in person, by telephone or facsimile. The Partnership has also retained Georgeson, LLC (“Georgeson”) to assist in soliciting proxies from brokers, bank nominees, and other institutional holders. The Partnership will pay the cost of soliciting proxies.

What should I do if I want to make a proposal to be considered at the meeting?

Your Common Units do not entitle you to make proposals at the special meeting. Under the Second Amended and Restated Agreement of Limited Partnership, as amended as of the date of this proxy statement (the “Second Amended and Restated Partnership Agreement”), only our general partner, Kestrel Heat, LLC, can make a proposal at the meeting. The Second Amended and Restated Partnership Agreement establishes a procedure for calling meetings whereby limited partners owning 20% or more of the outstanding units of the class for which a meeting is proposed may call a meeting at which they may make proposals.

MATTERS YOU ARE VOTING ON

Proposal No. 1: Proposal to Allow the Partnership to Elect to be Treated as a Corporation for Federal Income Tax Purposes

This proposal is to authorize the Partnership to take the required regulatory steps to allow the Partnership to be treated as a corporation, instead of a partnership, for federal income tax purposes, beginning on the date selected by the Board, which will not be earlier than the date on which the Partnership files IRS Form 8832. See Proposal No. 1 beginning on the following page. The Board recommends a vote “FOR” Proposal No. 1 for the reasons described under Proposal No. 1, including the following:

•	we believe that enacting Proposal No. 1 would improve the after-tax returns of our taxable unitholders by eliminating taxable “phantom income” currently incurred by our unitholders (“phantom income” is taxable income allocated to our partners in excess of cash distributed to those partners);

•	we believe that enacting Proposal No. 1 would allow the Partnership to fully deduct certain administrative and compliance costs associated with it being a publicly-traded entity that are not currently deductible in full by individual unitholders (including individual unitholders who indirectly own Common Units through pass-through entities) of approximately $1,200,000 per year;

•	we believe that enacting Proposal No. 1 may enhance the marketability of our Common Units because if the Partnership is no longer being taxed as a partnership, it would no longer be required to issue IRS Form 1065 Schedule K-1 to our unitholders; and

•	we estimate that enacting Proposal No. 1 would generate approximately $240,000 in annual administrative cost savings, primarily from avoiding the expense associated with generating and mailing IRS Form 1065 Schedule K-1.

Proposal No. 2: Proposal to Approve and Adopt the Third Amended and Restated Partnership Agreement

This proposal is to approve and adopt the Third Amended and Restated Partnership Agreement, effective as of [●], 2017. See Proposal No. 2 beginning on page 19. The Board recommends a vote “FOR” Proposal No. 2 for the same reasons set forth above for Proposal No. 1 since the primary purpose of the amendments set forth in the Third Amended and Restated Partnership Agreement is to delete or amend those provisions of the Second Amended and Restated Partnership Agreement that pertain to the Partnership’s federal income tax classification as a partnership. In other words, the primary purpose of those amendments is to permit and effect the election contemplated by Proposal No. 1. The amendments will also reflect the name change of the Partnership to “Star Group, L.P.” which name change will become effective immediately following the special meeting.

Other Business Matters

The Board is not aware of any other business for the special meeting. However, if any matters concerning the conduct of the meeting are properly presented for action, then unitholders present at the meeting may vote on such items. If you are represented by proxy, your proxy will vote your Common Units using his or her discretion.

PROPOSAL NO. 1: PROPOSAL TO ALLOW THE PARTNERSHIP TO ELECT TO BE TREATED AS A CORPORATION, INSTEAD OF A PARTNERSHIP, FOR FEDERAL INCOME TAX PURPOSES

Proposal

The Board has approved and hereby proposes, and recommends, that the unitholders approve a proposal to authorize the Partnership to take the required regulatory steps to allow the Partnership to be treated as a corporation, instead of a partnership, for federal income tax purposes (the “election”). If the election is approved by the unitholders, after the Partnership makes the election the Partnership will cease to be taxed as a pass-through entity for federal income tax purposes and will begin to be taxed as a corporation effective as of the date selected by the Board, which will not be earlier than the date on which the Partnership files IRS Form 8832. That date is expected to be [●], 2017. However, the Partnership will remain a limited partnership for state law purposes even if the Partnership makes the election, and all other provisions of the Partnership Agreement will remain in effect, including the provisions relating to incentive distributions.

In conjunction with this proposal, the Board also recommends that unitholders approve and adopt an amendment and restatement of the Second Amended and Restated Partnership Agreement, which would, in part, delete or amend, as applicable, those provisions of the Second Amended and Restated Partnership Agreement that pertain to the Partnership’s federal income tax classification as a partnership and allow it to be taxed as a corporation as described in Proposal No. 2 below. This Proposal No. 1 is conditioned on Proposal No. 2 being approved by the partners, such that even if unitholders approve the election pursuant to this Proposal No. 1, the Partnership will not consummate the election unless unitholders also approve and adopt the Third Amended and Restated Partnership Agreement pursuant to Proposal No. 2 below. In addition, the election will not be consummated unless any required consents are obtained from lenders under the Partnership’s credit facility.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of the Common Units outstanding and entitled to vote and be present in person or by proxy at the special meeting. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Recommendation of the Board

The Board believes that it is in the best interests of our unitholders to authorize the Partnership to elect to be treated as a corporation for federal income tax purposes. As such, the Board recommends that you vote FOR this proposal.

THE BOARD RECOMMENDS THAT UNITHOLDERS VOTE “FOR” THE PROPOSAL TO ALLOW THE PARTNERSHIP TO ELECT TO BE TREATED AS A CORPORATION, INSTEAD OF A PARTNERSHIP, FOR FEDERAL INCOME TAX PURPOSES. IF NOT OTHERWISE SPECIFIED IN PROXY CARDS, THE PROXY WILL VOTE COMMON UNITS “FOR” APPROVAL OF THIS PROPOSAL.

Reasons for the Transaction

The Board believes that the election is in the best interests of the Partnership and our unitholders and should be approved for the following reasons:

Elimination of Phantom Income Allocation and Increased Availability of Tax Deductions for Expenses

We are currently structured as a pass-through entity for federal income tax purposes. As such, our unitholders are required to pay federal income taxes and, in some cases, state and local income taxes, on their share of our taxable income, whether or not they receive cash distributions from us.

We annually allocate an amount of taxable income to our unitholders that exceeds the amount of their cash distributions (such excess, “phantom income”) and such phantom income, which is currently an economic detriment to taxable unitholders, should be eliminated after the election. The Partnership uses cash distributions from its corporate subsidiaries, Star Acquisitions, Inc. (“Star Acquisitions”) and Star Gas Finance Company (“SGFC”), to pay certain administrative and compliance expenses, make unit repurchases and fund distributions to the unitholders. Moreover, phantom income could result if we directly acquired the equity or assets of a target company using dividends from our corporate subsidiaries. To the extent the cash distributions from Star Acquisitions and SGFC are classified as dividends for federal income tax purposes, the amount received by the Partnership that exceeds the amount actually distributed to the unitholders results in phantom income allocated to the unitholders. Our unitholders have been required to pay the actual tax liability that results from their share of our dividend income, even if such dividend income exceeds the cash distributions received by them from us. Over the last five years, the phantom income allocated to our unitholders has been as low as zero and as high as $9.6 million, or 16.9 cents per Common Unit.

In addition, the various administrative and compliance expenses paid by the Partnership must be separately reported on each unitholder’s Form 1065 Schedule K-1. Section 67 of the Code provides that these types of expenses, referred to as “miscellaneous itemized deductions” will be deductible by an individual (including individual unitholders who indirectly own Common Units through pass-through entities) only to the extent they exceed 2% of such individual’s adjusted gross income. This limitation on deductions for certain individuals has the effect of further increasing the amount of phantom income required to be reported by such individual unitholders. The Partnership currently incurs approximately $1,200,000 in such expenses each year related to being a publicly-traded entity that it expects to be fully deductible if the election is made.

After the election, the Partnership should not generate phantom income and should be able to deduct its administrative and compliance costs on the consolidated corporate tax return it will file with its subsidiaries.

If the election is approved by the unitholders and the Partnership makes the election, the Partnership will become a member of the Star Acquisitions consolidated group and join the consolidated federal income tax return currently filed by such group. Currently, the cash distributions we receive from Star Acquisitions and SGFC are net of corporate taxes paid by the Star Acquisitions consolidated group. After the election, the Partnership will be the common parent of the consolidated group and the cash distributions paid by Star Acquisitions and SGFC to the Partnership will be nontaxable intercompany distributions. Accordingly, we do not expect that the federal corporate tax liability of such consolidated group will increase as a result of the election. Electing to be treated as a corporation for federal income tax purposes will eliminate our unitholders’ liability to pay taxes on their share of our phantom income. Instead, unitholders will only be required to pay taxes on the distributions actually received. The election will not alter the rights of the holders of our Common Units or our general partner to the distributions described in the Second Amended and Restated Partnership Agreement.

Enhanced Marketability of Common Units

Electing to be treated as a corporation for federal tax purposes eliminates the tax uncertainty associated with future phantom income, eliminates the requirement to issue Form 1065 Schedule K-1s and allows the Partnership to deduct certain administrative and compliance expenses, all of which we believe could result in enhanced marketability of our Common Units and could result in additional investors acquiring our Common Units who previously may not have invested in the Partnership due to it being treated as a pass-through entity for federal income tax purposes. We believe certain types of investors may have been less inclined to purchase our Common Units when there was a risk that the Partnership would generate phantom income that would be allocated to those investors. In addition, we believe many investors prefer not to invest in pass-through entities such as the Partnership because of the relatively greater administrative burden of receiving a Form 1065 Schedule K-1 as compared to a Form 1099 in respect of their investment in the pass-through entity, and the resulting obligation to file state tax returns in all of the states in which the pass-through entity operates.

Additionally, after the election, the Partnership believes that certain tax-exempt investors may be more likely to invest in the Partnership because, when treated as a corporation for federal tax purposes, such investors do not have a risk that they will be allocated unrelated business taxable income associated with an investment in Partnership units, except to the extent that the tax-exempt entity has units that are considered debt-financed. While the Partnership currently does not generate material amounts of unrelated business taxable income, the classification of the Partnership as a partnership for federal income tax purposes may cause some tax-exempt investors to conclude that they are at risk of unrelated business taxable income by investing in the Partnership.

The same rationale applies with respect to foreign investors and regulated investment companies (“RICs”) investors. Foreign investors in publicly traded partnerships (“PTPs”) taxed as partnerships are subject to onerous reporting and tax payment obligations and for that reason typically do not invest in such entities. That concern will no longer apply after the election. Similarly, RICs cannot hold more than 25% of their investments in PTPs taxed as partnerships and this requirement is often seen as a reason why RICs typically avoid investing in such entities. Accordingly, by no longer being taxed as a partnership, the Partnership believes that investor perception of the Partnership will improve and make it more widely appealing to investors.

Administrative Cost Savings

As a PTP, the Partnership incurs significant external and internal costs to calculate and issue approximately 17,000 Form 1065 Schedule K-1s to the unitholders annually (approximately 16,450 such forms in 2016). We estimate that eliminating Form 1065 Schedule K-1 production by us will reduce our administrative costs by approximately $240,000 annually.

The Partnership is a PTP for U.S. federal income tax purposes. Generally, a PTP is treated as a corporation unless certain qualifying gross income requirements are met. When a PTP is treated as a corporation, it is taxed as a corporation and thus subject to an entity level federal income tax. However, if the PTP meets the qualifying gross income requirements, the business entity is not subject to federal corporate income tax but instead, is treated as a partnership or a pass-through entity for federal income tax purposes. To meet the qualifying gross income requirement, 90 percent or more of the PTP’s gross income for the taxable year must consist of qualifying passive-type income. Qualifying passive-type income generally includes: interest; dividends; real property rents; gains from the sale or other disposition of real property; income and gains from certain natural resource activities; gain from the sale or disposition of a capital asset held for the production of income described above; and in certain cases, income and gains from commodities or futures, forwards, and options with respect to commodities. Income from the retail distribution of propane is qualifying income, but the retail distribution of heating oil does not generate qualifying income.

After the Partnership sold its propane business, Star Gas Propane L.P. (“Star Gas Propane”), in 2004, it had no active business operations that generated qualifying income. Currently, the Partnership’s only material assets are the stock of corporations, Star Acquisitions and SGFC, that are primarily engaged in the retail distribution of heating oil (which does not meet the qualifying income test) and the Partnership’s sole sources of income are dividends from such corporations. Even though the Partnership does not directly conduct any active business operations that generate qualifying income, dividend income is qualifying income, and thus, 90 percent or more of the Partnership’s gross income for the taxable year consists of qualifying income.

Although certain corporate subsidiaries of the Partnership conduct active propane operations, the tax efficiencies of a PTP taxed as a partnership are lost because the qualifying income generated by these propane operations is subject to a corporate level tax prior to the dividend distributions made to the Partnership. Therefore, the Partnership’s income is subject to two levels of taxation even though it is a PTP taxed as a partnership.

As a PTP, the Partnership incurs significant external and internal costs to calculate and issue approximately 17,000 Form 1065 Schedule K-1s to the unitholders annually (approximately 16,450 such forms in 2016). We estimate that eliminating Form 1065 Schedule K-1 production by us will reduce our administrative costs by approximately $240,000 annually.

The Partnership’s external administrative costs arise from hiring professionals, such as PricewaterhouseCoopers (“PwC”), to prepare the Form 1065 Schedule K-1s. Internally, the Partnership is required to allocate resources to maintain a website to permit the unitholders of the Partnership to access their tax information, manage and collect data necessary to prepare the Form 1065 Schedule K-1s, manage the Form 1065 Schedule K-1 filing process, correct Form 1065 Schedule K-1 errors and resolve unitholders’ questions. These costs are typical to an entity that is a PTP, such as the Partnership, and a PTP structure typically generates tax benefits to the unitholders because qualifying income is allocated to the unitholders and is not subject to double taxation. However, since the sale of the Partnership’s propane distribution and services segment in 2004, the Partnership no longer directly conducts active business operations that generate qualifying income and the current partnership tax structure no longer provides any tax efficiency to the unitholders. Yet the Partnership is still incurring significant external and internal costs. After the election, the incremental costs related to the tax compliance of the Partnership noted above would be reduced. Additionally, when a PTP issues or repurchases units or when units are transferred between unitholders, the Partnership incurs additional administrative costs to determine the appropriate basis adjustments. PwC is currently responsible for calculating such adjustments and the fees incurred to perform the partnership basis calculation would be eliminated if the proposed election occurs.

“Special Approval” of the Election and the Third Amended and Restated Partnership Agreement

On May 19, 2017 the Board constituted the Conflicts Committee, a committee of the Board meeting the requirements set forth in the Partnership Agreement consisting of Henry D. Babcock, C. Scott Baxter and William P. Nicoletti, and authorized the Conflicts Committee to (among other things) review and evaluate the election (commonly referred to as a “check the box” election) and the potential amendments to the Partnership Agreement proposed to effect the election set forth in the Third Amended and Restated Partnership Agreement. The Board took this action because (among other things), while making the election would benefit the limited partners by eliminating phantom income, it would likely provide a proportionately greater benefit to the general partner on a per-unit basis because, though in aggregate the amount of phantom income allocated to the limited partners has been greater than that allocated to the general partner, the general partner has been allocated a greater amount of phantom income on a per-unit basis; accordingly, the Board determined that an actual, potential or perceived conflict of interest may have existed.

The Conflicts Committee engaged Akin Gump Strauss Hauer & Feld LLP (“Akin Gump”) as the Conflicts Committee’s independent legal advisor, and held a series of meetings with members of management of the general partner and Akin Gump to review and evaluate the election and the Third Amended and Restated Partnership Agreement. In a number of those meetings, the Conflicts Committee reviewed and discussed materials provided to it by management of the general partner, including:

•	historical financial information of the Partnership, including information regarding phantom income that had been generated by the Partnership and allocated to its general partner and limited partners;

•	projected financial information of the Partnership, including information regarding projected amounts of phantom income that would be allocated to the general partner and the limited partners in the future if the election were not made;

•	information regarding projected expenses of the Partnership that are not currently tax-deductible but would be if the election were effected;

•	information regarding projected expenses of the Partnership related to Form 1065 Schedule K-1 preparation and mailing, which would be eliminated if the election were effected;

•	various memos, board presentations, and other summaries regarding the potential impacts of, and process and business rationales for, the election;

•	information regarding the treatment by the Partnership of capital accounts for liquidation purposes if the election were effected; and

•	the proposed changes to the Partnership’s partnership agreement reflected in the form of the Third Amended and Restated Partnership Agreement.

In considering whether to approve the election and the Third Amended and Restated Partnership Agreement, the Conflicts Committee considered a number of factors, both in consultation with management of the general partner and in executive session, including the following:

•	legal presentations and other information provided to the Conflicts Committee by Akin Gump and Thompson & Knight LLP (Thompson & Knight), counsel to the general partner;

•	financial presentations and other information provided by management of the general partner, including:

•	the amount of phantom income that had historically been allocated to the general partner and the limited partners, and the amount of phantom income that is projected to be allocated to the partners in the future if the election were not made,

•	the amount of public company-related expenses incurred at the Partnership level that cannot currently be deducted but would be deductible to the Partnership if the election were effected,

•	the amount of expenses incurred by the Partnership relating to Form 1065 Schedule K-1 preparation and mailing that would be eliminated if the election were effected, and

•	the additional phantom income that would be allocated to the partners in the future if the Partnership repurchased common units or acquired other companies and/or assets, and the election were not made;

•	the relative interests of the general partner and the limited partners in the election, including the historical and projected allocations of phantom income to the general partner and the limited partners;

•	the potential benefits and burdens to the Partnership and its limited partners of making the election, including:

•	the benefits to the limited partners of reducing their exposure to phantom income,

•	the expected future deductibility of certain Partnership expenses associated with being a publicly-traded entity,

•	the expenses expected to be incurred in connection with evaluating the election and the Third Amended and Restated Partnership Agreement and holding a limited partner vote on the election and the Third Amended and Restated Partnership Agreement,

•	the effect of the election on the Partnership’s ability to repurchase common units or acquire other companies and/or assets in the future without generating phantom income,

•	the Partnership’s current method of acquiring propane assets through its corporate subsidiary, and fact that the election would therefore not affect the Partnership’s ability to acquire similar propane assets in the future, and

•	the potential for additional potential investors in the Partnership’s common units after the election as a result of the Partnership (i) no longer delivering Form 1065 Schedule K-1 to its limited partners and (ii) no longer allocating partnership income and loss to its investors;

•	the potential benefits and burdens to the Partnership and its limited partners of choosing to not pursue making the election, including:

•	avoiding the expenses expected to be incurred in connection with holding a limited partner vote on the election and the Third Amended and Restated Partnership Agreement, and

•	avoiding the expenses expected to be incurred in connection with effecting the election;

•	the requirements of the Partnership Agreement and Delaware law relevant to decisions to be made by the Conflicts Committee; and

•	an opinion with respect to certain tax matters provided to the Partnership (and on which the Conflicts Committee was permitted to rely) by Thompson & Knight, which, among other things, concluded that the Partnership and the unitholders of the Partnership should recognize no gain or loss as a result of the election.

After extensive meetings covering the election, the Third Amended and Restated Partnership Agreement, and such other information relevant thereto as was determined appropriate by the Conflicts Committee, including the foregoing, the Conflicts Committee by unanimous written consent on August 14, 2017:

•	determined that the election and the Third Amended and Restated Partnership Agreement are fair and reasonable to and in the best interests of the Partnership and the common unitholders unaffiliated with Kestrel Heat (the Unaffiliated Unitholders);

•	approved the election and the Third Amended and Restated Partnership Agreement in all respects, which approval constituted “Special Approval” under the Partnership Agreement;

•	recommended that the Board approve the election and the Third Amended and Restated Partnership Agreement;

•	recommended that the Board submit the election and the Third Amended and Restated Partnership Agreement to a vote of the holders of common units for approval; and

•	recommended that the holders of common units approve the election and the Third Amended and Restated Partnership Agreement.

Material U.S. Federal Income Tax Considerations

The following is a discussion of the material U.S. federal income tax consequences of the election that may be relevant to our unitholders. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed regulations and current administrative rulings and court decisions, all of which are subject to change, possibly with retroactive effect. Changes in these authorities may cause the tax consequences to vary substantially from the consequences described below. For purposes of this discussion, unless otherwise indicated, references to “unitholders” refer to holders of our common units and general partner units and references to “units” refer to our common units and general partner units.

This discussion does not address any U.S. federal estate or gift tax laws or the tax considerations arising under the laws of any foreign, state, local or other jurisdiction. The discussion focuses on unitholders who are individual citizens or residents of the U.S. and has only limited application to corporations, estates, entities treated as partnerships for U.S. federal income tax purposes, trusts, nonresident aliens, U.S. expatriates and former citizens or long-term residents of the United States or other unitholders subject to specialized tax treatment, such as banks, insurance companies and other financial institutions, tax-exempt institutions, foreign persons (including, without limitation, controlled foreign corporations, passive foreign investment companies and non-U.S. persons eligible for the benefits of an applicable income tax treaty with the United States), IRAs, real estate investment trusts (REITs) or mutual funds, dealers in securities or currencies, traders in securities, U.S. persons whose “functional currency” is not the U.S. dollar, persons holding their units as part of a “straddle,” “hedge,” “conversion transaction” or other risk reduction transaction, and persons deemed to sell their units under the constructive sale provisions of the Code.

Each unitholder should consult its own tax advisors as to its particular U.S. federal income tax consequences as a result of the election, as well as the applicability and effect of U.S. federal income and estate or gift, and state or local or foreign tax laws in light of its particular circumstances.

General

We intend for the election to be a transaction qualifying for non-recognition of gain and loss under Section 351 of the Code. We received an opinion from Thompson & Knight LLP, dated as of August 14, 2017, to the effect that for federal income tax purposes:

1.	The election should be treated as if immediately before the close of the day immediately before the effective date of the election (the “Effective Date”), (a) the Partnership transferred all of its assets to a new entity taxable as a corporation (“Newco”) solely in exchange for stock in Newco (the “Exchange”), and (b) immediately thereafter, the Partnership liquidated, distributing the stock of Newco to its unitholders in exchange for their interests in the Partnership (the “Distribution”).

2.	The Exchange should be treated as a reverse acquisition. At the end of the day on the Effective Date, the Partnership becomes the new common parent of the affiliated group of corporations that previously filed a consolidated federal income tax return with Star Acquisitions as the common parent.

3.	The Partnership, as an entity treated as a partnership for federal income tax purposes, should recognize no gain or loss upon the Exchange.

4.	The Partnership, after it is treated as a corporation for federal income tax purposes, should recognize no gain or loss upon the Exchange.

5.	The Partnership and the unitholders of the Partnership should recognize no gain or loss on the Distribution.

6.	The basis of the Newco stock deemed received by the Partnership should be the same as the Partnership’s basis in the assets surrendered in exchange, and the Newco stock deemed received by the Partnership should have a split holding period—(i) to the extent that the value of the Newco stock is received in exchange for capital assets and Section 1231 assets of the Partnership, the Partnership should have a holding period in the Newco stock that includes the Partnership’s holding period in such assets, and (ii) to the extent that the value of the Newco stock is received in exchange for cash or other assets that are not capital assets or Section 1231 assets, the Partnership should have a holding period in the Newco stock that begins on the Effective Date.

7.	The basis of the Partnership assets received by Newco should be the same as the basis of such assets in the hands of the Partnership immediately before the Exchange, except that Newco’s basis in the Star Acquisitions stock should be redetermined to equal Star Acquisition’s net asset basis. The holding period of each of the Partnership assets received by Newco in the Exchange should include the holding period of such assets in the hands of the Partnership immediately before the Exchange.

8.	The basis of the Newco stock deemed received by a unitholder of the Partnership should be the same as such unitholder’s basis in its Partnership interest immediately before the Distribution and a unitholder’s holding period for the Newco stock deemed received should include the Partnership’s holding period of the Newco stock (which should be a split holding period, as described above).

The Conflicts Committee can also rely on the opinion. The opinion is based on customary assumptions and representations from the Partnership and Kestrel Heat, LLC, as well as certain covenants and undertakings by the Partnership. If any of the assumptions, representations, covenants or undertakings is incorrect, incomplete or inaccurate or is violated, the validity of the opinion described above may be affected and the tax consequences of the election could differ from those described in this proxy statement. An opinion of counsel represents counsel’s best legal judgment but is not binding on the Internal Revenue Service (the “IRS”) or any court, so there can be no certainty that the IRS will not challenge the conclusions reflected in the opinion or that a court would not sustain such a challenge. We have not sought and will not seek a ruling from the IRS, with respect to any of the tax consequences discussed below, and the IRS is not precluded from taking positions contrary to those described herein. As a result, no assurance can be given that the IRS will agree with all of the tax characterizations and the tax consequences described in the opinion or in this proxy statement.

The Election for the Partnership to be Taxed as a Corporation

We will file with the IRS our election to be treated as a corporation for federal income tax purposes on IRS Form 8832. We anticipate that the IRS will make a determination on our election and we should generally receive such determination within 60 days after we have filed IRS Form 8832. Once we make an election to change our federal income tax classification, we generally cannot change our classification by election again during the 60 months after the effective date of the election. Once the election is made, any change to our tax classification for federal income tax purposes will have tax consequences to both the entity and the unitholders.

For U.S. federal income tax purposes the election should be treated as follows. We should be deemed to have transferred all of our assets to a new entity treated as a corporation for U.S. federal income tax purposes; to have received interests in such company in exchange, and then to have distributed those interests to the unitholders in complete liquidation. If no gain or loss is recognized by us as a result of the election, our assets will retain the same tax basis in our hands as they had prior to the election, except that our tax basis in the Star Acquisitions stock should be redetermined to equal Star Acquisition’s net asset basis.

The foregoing conclusions are based on the assumption that the unitholders will own, in the aggregate, at least 80% of our units outstanding immediately after the election, excluding from the numerator any shares received in the election that are sold after the election pursuant to a plan or arrangement established before the election (the “Control Assumption”). The Control Assumption should be correct unless, contrary to the best knowledge of the Partnership, unitholders holding a significant percentage of our units agree prior to the election to sell the shares they are deemed to receive as a result of the election. If the Control Assumption is not correct, the election will be treated as if we (a) sold all of our assets to the new entity treated as a corporation for U.S. federal income tax purposes for an amount equal to the value of the units received in the election, plus the liabilities of the Partnership assumed in the election, and (b) distributed the units received in the election to the unitholders. Accordingly, we would recognize gain (or loss) on the election in an amount equal to the amount by which the value of the units received plus the amount of the Partnership’s liabilities assumed exceeds (or is less than) our tax basis in the assets transferred and all such gain or loss would be allocated to the holders of our common units in accordance with their interests in the Partnership.

If the Control Assumption is not correct, the new entity’s tax basis in the assets acquired from us would equal the value of the units deemed issued as a result of the election plus the amount of our liabilities assumed, and the new entity’s holding period in the assets would begin the day after the election takes effect.

Provided that we recognize no gain or loss on the election, a unitholder should not recognize any gain or loss except to the extent that our liabilities allocated to such unitholder for U.S. federal income tax purposes prior to the election and assumed by the new entity, which is treated as a corporation for U.S. federal income tax purposes, exceed such unitholder’s tax basis in its units. For U.S. federal income tax purposes, a unitholder’s relief from such share of our liabilities is treated as if such unitholder received a cash distribution from us in the amount of the liabilities deemed assumed by the new entity. We will pay all of our liabilities in full prior to the Effective Date. Therefore, we do not believe that a unitholder will recognize any gain or loss as a result of the election since we will have no outstanding liabilities on the Effective Date.

The aggregate basis of the units received as a result of the election by a unitholder in the deemed liquidation of their interests in us will equal the aggregate basis in such units immediately before the election (reduced by the amount of liabilities deemed assumed as a result of the election) and increased by the gain, if any, that we recognize as a result of the election.

The Partnership will have a holding period in the units received that includes the period during which the transferred assets were held by the Partnership, provided that such assets were held as capital assets. To the extent that the value of such units received is attributable to certain of our assets (essentially our assets that would generate ordinary income or loss when sold and cash), a unit received will have a holding period that begins on the day following the election. Upon the deemed distribution of the units to the unitholders in complete liquidation, the unitholders will hold such units with a holding period that includes the Partnership’s holding period in the units. Therefore, unitholders may have a split holding period in the units received. A unit received in exchange for a unitholder’s interests in us will have a holding period that begins on the day following the election to the extent that the value of such units on such date is attributable to the cash held by the Partnership immediately before the transfer, if any, and to the extent of the balance, will have a holding period that includes the Partnership’s holding period of the assets transferred.

Differences in Taxation of Partnerships and Corporations and Their Owners

A partnership is not a taxable entity and incurs no federal income tax liability. Instead, each partner of a partnership is required to take into account his share of items of income, gain, loss and deduction of the partnership in computing his federal income tax liability, regardless of whether cash distributions are made to him by the partnership. Distributions by a partnership to a partner are generally not taxable to the partnership or the partner unless the amount of cash distributed to him is in excess of the partner’s adjusted basis in his partnership interest.

A partner has a basis in his partnership interest generally equal to either the cost of the partnership interest if purchased, or if not purchased, the amount of any cash or basis of any other property that the partner transferred to the partnership, increased (or decreased) by that partner’s share of the partnership’s income (or loss) and decreased by the amount of any cash (or the basis of any property) distributed to that partner. Upon sale of the partnership interest, the partner realizes gain (or loss) equal to the excess (or deficit) of the amount received for the partnership interest less the partner’s basis in the partnership interest. A partner’s amount realized will be measured by the sum of the cash or the fair market value of other property received by him plus his share of the partnership’s nonrecourse liabilities, if any. The partner’s gain (or loss) upon sale is generally capital gain, but will be characterized as ordinary income to the extent of the partner’s share of certain assets held by the partnership.

Because a partnership does not pay tax on income it earns (but rather its partners are subject to tax on such income), partners of a partnership are subject to only one level of U.S. federal income tax on income earned in the business of such partnership.

A corporation or an entity treated as a corporation for U.S. federal income tax purposes is a taxable entity and pays U.S. federal income tax (currently at a maximum rate of 35%) on its taxable income. A shareholder of a corporation generally is not taxed on any income earned by a corporation until the corporation distributes either cash or property (other than its stock) to the shareholder or the shareholder sells or exchanges stock at a gain. A distribution in respect to shares of common stock is generally treated as a dividend to the extent it is paid from current or accumulated earnings and profits. If the distribution exceeds current and accumulated earnings and profits, the excess will be treated as a nontaxable return of capital reducing the shareholder’s tax basis in the common stock to the extent of the shareholder’s tax basis in that stock. Any remaining excess is treated as capital gain. Subject to certain holding period requirements and exceptions, dividends received by individual holders generally will be subject to a current reduced tax rate ranging from 0% to 20% depending on the shareholder’s applicable tax bracket for qualified dividend income. Additionally, the dividends may be subject to the net investment income tax, which imposes an additional tax of 3.8% on dividends, or some portion thereof, paid to individual taxpayers with adjusted gross income in excess of the threshold amount (married filing jointly, $250,000; married filing separately, $125,000; single or head of household, $200,000; or qualifying widow(er) with a child, $250,000). The net investment income tax also applies to certain estates and trusts. If a U.S. shareholder is a U.S. corporation, it may be eligible to claim the deduction allowed to U.S. corporations in respect of dividends received from other U.S. corporations equal to a portion of any dividends received, subject to generally applicable limitations on that deduction.

Because corporations are taxed on their own taxable income, and because shareholders may be taxed again on that same income if it is distributed to them in the form of cash or property or realized through the sale or exchange of shares of stock at a gain, there are two levels of potential tax upon income earned by a corporation. Upon a sale of stock, a shareholder’s gain (or loss) will be equal to the excess (or deficit) of the amount received for the stock over the shareholder’s basis in that stock. The character of such gain (or loss) generally will be capital in nature.

Special rules apply to entities that are ordinarily exempt from U.S. federal income tax. In many instances, a tax-exempt limited partner’s share of a partnership’s taxable income constitutes “unrelated business taxable income” (“UBTI”) and therefore a tax-exempt limited partner must pay U.S. federal income tax on its share of the partnership’s taxable income at the income tax rates that apply to taxable entities. However, a tax-exempt entity that owns shares of stock of a corporation is not subject to tax on any of the corporation’s taxable income (because such income does not flow through to the shareholders of the corporation). In addition, any dividends received from, and any gain attributable to the sale of shares of stock of, the corporation by a tax-exempt entity generally will not constitute UBTI (and therefore will not be taxable to the tax-exempt entity) except to the extent such tax-exempt entity’s investment in the stock is considered debt-financed.

As holders of units or interests in an entity treated as a corporation for U.S. federal income tax purposes, our unitholders will be subject to the tax treatment for shareholders of corporations described above.

Post-election Treatment of the Partnership and its Limited Partners

Distributions on Units

After the election, the income and deductions attributable to the assets and liabilities of the new entity treated as a corporation for U.S. federal income tax purposes will not be allocated to our unitholders. A unitholder will be taxed only on cash dividends and other distributions of property received from us, if any, eliminating the phantom income issue discussed above. Such distributions generally will be taxable as dividends to the extent of our current or accumulated earnings, if any. As previously discussed, any other distributions will be treated as a nontaxable return of capital to the extent of the unitholder’s basis in his units and as capital gain to the extent of the balance.

Subject to the withholding requirements under FATCA (as defined below) and with respect to effectively connected dividends, each of which is discussed below, any distribution made to a non-U.S. unitholder on our Common Units generally will be subject to U.S. withholding tax at a rate of 30% of the gross amount of the distribution unless an applicable income tax treaty provides for a lower rate. To receive the benefit of a reduced treaty rate, a non-U.S. unitholder must provide the applicable withholding agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable or successor form) certifying qualification for the reduced rate.

Dividends paid to a non-U.S. unitholder that are effectively connected with a trade or business conducted by the non-U.S. unitholder in the United States (and, if required by an applicable income tax treaty, are treated as attributable to a permanent establishment maintained by the non-U.S. unitholder in the United States) generally will be taxed on a net income basis at the rates and in the manner generally applicable to United States persons (as defined under the Code). Such effectively connected dividends will not be subject to U.S. withholding tax if the non-U.S. unitholder satisfies certain certification requirements by providing the applicable withholding agent with a properly executed IRS Form W-8ECI certifying eligibility for exemption. If the non-U.S. unitholder is a corporation for U.S. federal income tax purposes, it may also be subject to a branch profits tax (at a 30% rate or such lower rate as specified by an applicable income tax treaty) on its effectively connected earnings and profits (as adjusted for certain items), which will include effectively connected dividends.

Sale or Disposition of Units

A unitholder who subsequently sells our units deemed received as a result of the election will recognize gain or loss measured by the difference between the amount realized on such sale and the unitholder’s tax basis in the units sold. Each unitholder who is deemed to receive such units as a result of the election and who owns at least 5% (by vote or value) of the total outstanding units of the new entity immediately after receiving such units may be required to file with the unitholder’s U.S. federal income tax return for the year in which the election is completed a statement that provides details relating to the units deemed received, and the unitholder’s share of any liabilities assumed by the corporation as a result of the election. We will provide unitholders with information to assist them in preparing such statement.

Dispositions by Non-U.S. Unitholders

Subject to the discussion below under “Backup Withholding and Information Reporting” and “Additional Withholding Requirements under FATCA,” a non-U.S. unitholder generally will not be subject to U.S. federal income tax or subject to withholding on any gain recognized on the sale or other disposition of our units unless:

•	the non-U.S. unitholder is a nonresident alien individual who holds our units as a capital asset and is present in the United States for 183 or more days in the taxable year of the sale or other disposition and other conditions are met;

•	the gain is effectively connected with the conduct of a U.S. trade or business by the non-U.S. unitholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of that unitholder); or

•	our Common Units constitute a United States real property interest by reason of our status as a United States real property holding corporation (“USRPHC”) for U.S. federal income tax purposes during the shorter of (a) the five-year period ending on the date of the disposition or (b) the non-U.S. unitholder’s holding period for our Common Units, we are or have been a “United States real property holding corporation” (a “USRPHC”) for U.S. federal income tax purposes.

A non-U.S. unitholder described in the first bullet point above will be subject to U.S. federal income tax at a rate of 30% (or such lower rate as specified by an applicable income tax treaty) on the amount of such gain, which generally may be offset by U.S. source capital losses.

A non-U.S. unitholder whose gain is described in the second bullet point above or, subject to the exceptions described in the next paragraph, the third bullet point above generally will be taxed on a net income basis at the rates and in the manner generally applicable to United States persons (as defined under the Code) unless an applicable income tax treaty provides otherwise. If the non-U.S. unitholder is a corporation for U.S. federal income tax purposes whose gain is described in the second bullet point above, then such gain would also be included in its effectively connected earnings and profits (as adjusted for certain items), which may be subject to a branch profits tax (at a 30% rate or such lower rate as specified by an applicable income tax treaty).

Generally, a corporation is a USRPHC if the fair market value of its United States real property interests equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. We believe that we currently are not a USRPHC for U.S. federal income tax purposes, and we do not expect to become a USRPHC for the foreseeable future.

Non-U.S. unitholders should consult their tax advisors with respect to the application of the foregoing rules to their ownership and disposition of our Common Units.

Backup Withholding and Information Reporting

Any dividends paid to a non-U.S. unitholder must be reported annually to the IRS and to the non-U.S. unitholder. Copies of these information returns may be made available to the tax authorities in the country in which the non-U.S. unitholder resides or is established. Payments of dividends to a non-U.S. unitholder generally will not be subject to backup withholding if the non-U.S. unitholder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN, IRS Form W-8BEN-E (or other applicable or successor form).

Payments of the proceeds from a sale or other disposition by a non-U.S. unitholder of our Common Units effected by or through a U.S. office of a broker generally will be subject to information reporting and backup withholding (at the applicable rate) unless the non-U.S. unitholder establishes an exemption by properly certifying its non-U.S. status on an IRS Form W-8BEN, IRS Form W-8BEN-E (or other applicable or successor form) and certain other conditions are met. Information reporting and backup withholding generally will not apply to any payment of the proceeds from a sale or other disposition of our Common Units effected outside the United States by a non-U.S. office of a broker. However, unless such broker has documentary evidence in its records that the non-U.S. unitholder is not a United States person and certain other conditions are met, or the non-U.S. unitholder otherwise establishes an exemption, information reporting will apply to a payment of the proceeds of the disposition of our Common Units effected outside the United States by such a broker if it has certain relationships within the United States.

Backup withholding is not an additional tax. Rather, the U.S. income tax liability (if any) of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

Additional Withholding Requirements under FATCA

Sections 1471 through 1474 of the Code, and the U.S. Treasury regulations and administrative guidance issued thereunder (“FATCA”), impose a 30% withholding tax on any dividends paid on our Units and on the gross proceeds from a disposition of our Units (if such disposition occurs after December 31, 2018), in each case if paid to a “foreign financial institution” or a “non-financial foreign entity” (each as defined in the Code) (including, in some cases, when such foreign financial institution or non-financial foreign entity is acting as an intermediary), unless (i) in the case of a foreign financial institution, such institution enters into an agreement with the U.S. government to withhold on certain payments, and to collect and provide to the U.S. tax authorities substantial information regarding U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are non-U.S. entities with U.S. owners); (ii) in the case of a non-financial foreign entity, such entity certifies that it does not have any “substantial United States owners” (as defined in the Code) or provides the applicable withholding agent with a certification identifying the direct and indirect substantial United States owners of the entity (in either case, generally on an IRS Form W-8BEN-E); or (iii) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules and provides appropriate documentation (such as an IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing these rules may be subject to different rules. Under certain circumstances, a unitholder might be eligible for refunds or credits of such taxes. Non-U.S. unitholders are encouraged to consult their own tax advisors regarding the effects of FATCA on their investment in our Common Units.

Legislative Developments

President Trump and Republicans in the U.S. House of Representatives each include corporate tax reform as part of their respective agendas as well as changes to certain taxes, including the net investment income tax, enacted as part of the Patient Protection and Affordable Care Act (2010). President Trump outlined plans for tax reform in a release called the “2017 Tax Reform for Economic Growth and American Jobs” which broadly described changes to corporate taxes but has not yet provided specific changes. House Republicans released the “Better Way for Tax Reform” or “Blueprint” that outlined several significant corporate tax reforms. Some of the proposed changes, which have not been fully agreed to by President Trump and the House Republicans, include reduction of the corporate tax rate from 35% to 15% in the President’s outline, or 20% in House Republican’s Blueprint, elimination of the tax deduction for interest expense, immediate tax imposed at a reduced rate on un-repatriated offshore earnings, elimination of U.S. tax on foreign earnings, immediate deductions for new investments instead of deductions for depreciation expense over time, and the imposition of income tax on imported goods. Additionally, there have been discussions regarding the repeal of the net investment income tax as a part of the repeal of the Affordable Care Act. It is unclear whether these proposed tax revisions will be enacted, or if enacted, what the precise scope of the revisions will be. However, depending on their final form, the proposals, if enacted, could affect the tax treatment described above and the conclusions regarding the tax consequences provided herein.

THE FOREGOING DESCRIPTION ADDRESSES ONLY THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ELECTION APPLICABLE TO UNITHOLDERS GENERALLY. EACH UNITHOLDER SHOULD CONSULT ITS OWN TAX ADVISOR CONCERNING THE PARTICULAR U.S. FEDERAL INCOME, U.S. FEDERAL ESTATE OR GIFT, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE ELECTION TO IT.

PROPOSAL NO. 2: PROPOSAL TO APPROVE AND ADOPT THE THIRD AMENDED AND RESTATED PARTNERSHIP AGREEMENT

Proposal

The Board has approved and declared advisable and hereby proposes, and recommends, that the unitholders approve and adopt the Third Amended and Restated Partnership Agreement. The Third Amended and Restated Partnership Agreement has been prepared in connection with and, if approved by the unitholders, will become effective upon the effectiveness of the Partnership being treated as a corporation for federal income tax purposes, as described in Proposal No. 1 above. This Proposal No. 2 is conditioned on Proposal No. 1 being approved by the unitholders. As a result, even if unitholders approve this Proposal No. 2, the adoption of the Third Amended and Restated Partnership Agreement the Partnership will not become effective unless unitholders also approve Proposal No. 1 above.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of the Common Units outstanding. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

Recommendation of the Board

The Board believes that it is in the best interests of our unitholders to approve and adopt the Third Amended and Restated Partnership Agreement. As such, the Board recommends that you vote FOR this proposal.

THE BOARD RECOMMENDS THAT UNITHOLDERS VOTE “FOR” APPROVAL AND ADOPTION OF THE THIRD AMENDED AND RESTATED PARTNERSHIP AGREEMENT. IF NOT OTHERWISE SPECIFIED IN PROXY CARDS, THE PROXY WILL VOTE COMMON UNITS “FOR” APPROVAL OF THIS PROPOSAL.

Description of the Third Amended and Restated Partnership Agreement

The Third Amended and Restated Partnership Agreement has been prepared in connection with the proposal to authorize the Partnership to elect to be treated as a corporation for federal income tax purposes, as described in Proposal No. 1 above. The primary purpose of amending and restating the Second Amended and Restated Partnership Agreement is to delete or amend those provisions of the Second Amended and Restated Partnership Agreement that pertain to the Partnership’s federal income tax classification as a partnership (the “Tax Amendments”) and to effect the election contemplated by Proposal No. 1. In addition to the Tax Amendments, the Board also believes that it is in the best interests of the Partnership and our unitholders to make certain additional amendments to the Second Amended and Restated Partnership Agreement. The additional amendments included in the Third Amended and Restated Partnership Agreement are principally focused on (i) deleting references to and amending provisions concerning certain agreements that existed and facts and definitions that were current at the time our initial partnership agreement was adopted, which agreements are no longer in existence and which facts and definitions are no longer current and (ii) updating references to reflect the Partnership’s name change to “Star Group, L.P.,” as previously approved by the Board (the “Updating Amendments”). The Board approved the name change of the Partnership in order to more closely align the Partnership’s name with the expanded scope of its products and services it offers. The name change will be effective immediately following the Special Meeting. Neither the Tax Amendments nor the Updating Amendments will alter the rights of the holders of our Common Units or our general partner to the distributions described in the Second Amended and Restated Partnership Agreement. Under the terms of the Third Amended and Restated Partnership Agreement, the Partnership will remain a partnership for state law purposes.

The following is a brief summary of the foregoing amendments included in the Third Amended and Restated Partnership Agreement (capitalized terms used not defined herein have the meanings ascribed thereto in the Third Amended and Restated Partnership Agreement). In addition to the material amendments described below, the Third Amended and Restated Partnership Agreement also contains certain non-substantive amendments, including, but not limited to, updating section references and making other clerical changes. The following is not a complete list of the amendments and deletions included in the Third Amended and Restated Partnership Agreement. To view a complete marked copy of the Third Amended and Restated Partnership Agreement, which reflects all amendments to the Second Amended and Restated Partnership Agreement please see Appendix A-2 hereto.

Tax Amendments

The Tax Amendments include, but are not limited to, the following:

•	deleting restrictions of transfer of Units to prevent the Partnership from being taxed as a corporation for federal income tax purposes (Section 1.6);

•	amending definitions of Adjusted Capital Account, Capital Account, Distribution Levels, First Target Distribution, Minimum Quarterly Distribution, Nonrecourse Built-in Gain, Partner Nonrecourse Deductions, Partnership Minimum Gain, and Required Allocations to reflect that capital accounts will be maintained and allocations made as if the Partnership were taxed as a partnership for determination of liquidation rights (Article II);

•	adding definition of Tax Election (Article II);

•	deleting definitions of Book-Tax Disparity, Distribution Levels, Distribution Ratio, Recapture Income, Residual Gain or Residual Loss, Trigger Date that are not relevant for entities taxed as corporations for federal income tax purposes (Article II);

•	adding a provision clarifying that notwithstanding the election to be treated as a corporation for federal income tax purposes, Capital Accounts will be maintained as if the Partnership were taxed as a partnership for the sole purpose of determining the rights of the unitholders to receive distributions on liquidation and each unitholder’s Capital Account prior to the election will be the unitholder’s Capital Account after the election; and adding a provision relating to the treatment of the taxes incurred by the Partnership as an association taxable as a corporation as items of deduction for allocation purposes (Section 4.7);

•	deleting provisions related to Allocations for Tax Purposes (Section 5.2);

•	amending the provision related to the payment of taxes on a partner’s behalf by the Partnership and its treatment as a distribution (Section 5.3);

•	deleting references related to the adjustments to Minimum Quarterly Distributions and First Target Distribution (Section 5.6);

•	deleting provisions related to Entity Level Taxation (Section 5.7);

•	deleting provisions related to Adjustment of Minimum Quarterly Distribution and Target Level Distributions in Connection with Rights because the Rights previously expired and are no longer applicable (Section 5.8);

•	deleting the provision related to protecting existing partners of the Partnership against a low tax basis (Section 6.6);

•	adding a provision that the Partnership shall provide the necessary tax information for the unitholders for taxable years ending on or prior the Effective Date (Section 9.1);

•	adding a provision authorizing the authorized officers of the Partnership to make the Tax Election (Section 9.2);

•	amending certain provisions to clarify that the General Partner is designated as the Tax Matters Partner for taxable years that end on or prior to the Effective Date (Section 9.3);

•	amending the provisions related to withholding of taxes (Section 9.4);

•	deleting provisions providing that the General Partner may not transfer all or any part of its General Partner Interest if it receives an opinion of counsel that such restrictions are necessary to avoid a significant risk of any Group Member becoming taxable as a corporation or otherwise becoming taxable as an entity for federal income tax purposes (Section 11.2);

•	deleting provisions providing that no Units may be transferred or interest of any Limited Partner of Assignee may be made if such transfer would result in entity level taxation of federal income tax purposes (Section 11.4);

•	deleting provisions providing that Limited Partners may not remove the General Partner unless the Partnership receives an opinion of counsel that such removal would not result in any Group Member becoming taxable as a corporation or otherwise becoming taxable as an entity for federal income tax purposes (Section 13.2);

•	deleting provisions providing that the continuation of the business of the Partnership after dissolution requires an opinion of counsel that such continuation would not result in the Partnership or any Group Member becoming taxable as a corporation or otherwise becoming taxable as an entity for federal income tax purposes (Section 14.2);

•	adding a provision that allows the General Partner, if it determines in its sole discretion that the positive balance of the Capital Account of any Limited Partner is less than it would have been if the election had not been made and it deems necessary, to adjust the allocations of Net Income and Net Loss in the year of liquidation to cause the positive Capital Accounts of each Limited Partner at the time of the Liquidation Distributions to not be materially different than the Capital Account balance the Limited Partner would have had if the Tax Election had not been made; provided that the General Partner may not reduce the positive Capital Account Balance of any Limited Partner (Section 14.4);

•	deleting the notice relating to the tax shelter status of the Partnership (Form of Certificate of Common Units); and

•	deleting certain defined terms relating to the foregoing matters (Article II).

Updating Amendments

The Updating Amendments include, but are not limited to, the following:

•	changing the name of the Partnership to “Star Group, L.P.,” as previously approved by the Board (Section 1.2);

•	amending the registered agent, registered office and principal office of the Partnership to reflect the Partnership’s new registered agent and new principal office (Section 1.3);

•	deleting the provisions related to “Junior Subordinated Unit” and “Senior Subordinated Unit,” which are no longer classes of Outstanding Units of the Partnership (Sections 4.4 and 10.1);

•	amending the language regarding the portion of Incentive Distributions that fund the bonus pool to the participants of the Partnership’s Management Incentive Plan to clarify that they will be retained by the Partnership to fund such pool (Section 5.10);

•	deleting references to “Non-competition Agreement,” which has been terminated (Sections 6.5 and 7.3);

•	changing references of “Successor General Partner” to “General Partner” to reflect that Kestrel Heat, LLC is the current general partner of the Partnership and no change in general partner is contemplated (Sections 6.2, 12.3, 13.3, and 20.2);

•	deleting references to “Transaction Agreement,” which has been terminated (Sections 6.2 and 6.7);

•	adding the definition of “Second A&R Effective Date” to clarify the certain provisions that were enacted in connection with the adoption of the Second Amended and Restated Partnership Agreement (Article II and Sections 4.4, 5.3, 5.5, 6.5 and 6.11);

•	amending the definition of Proxy Statement to reflect the date of this Proxy Statement (Article II); and

•	deleting certain defined terms relating to the foregoing matters (Article II).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership as of August 14, 2017 of Common Units and general partner units by:

(1)	Kestrel Heat, LLC;

(2)	each of the named executive officers and directors of Kestrel Heat, LLC;

(3)	all directors and executive officers of Kestrel Heat, LLC as a group; and

(4)	each person the Partnership knows to hold 5% or more of the Partnership’s units.

Except as indicated, the address of each person is c/o Star Gas Partners, L.P. at 9 West Broad, Street, Suite 310, Stamford, Connecticut 06902.

	Common Units		General Partner Units
Name	Number	Percentage	Number	Percentage
Kestrel (a)	500,000	*	325,729	100.00%
Paul A. Vermylen, Jr. (b)	1,274,512	2.28%
Sheldon B. Lubar (c)	1,254,662	2.24%
Henry D. Babcock (d)	106,121	*
William P. Nicoletti	35,506	*
Bryan H. Lawrence (e)	8,134,925	14.56%
C. Scott Baxter	—	—
Daniel P. Donovan	25,000	*
Richard F. Ambury	23,890	*
Steven J. Goldman	24,900	*
Richard G. Oakley	—	—
All officers and directors and Kestrel Heat, LLC as a group (11 persons)	11,379,516	20.36%	325,729	100.00%
Bandera Partners LLC (f)	2,457,687	4.40%
Yorktown Energy Partners VI, L.P. (g)	7,546,567	13.50%

(a)	Includes 500,000 Common Units and 325,729 general partner units owned by Kestrel Heat.
(b)	Includes 210,281 Common Units held by The Robin C. Vermylen 2016 Irrevocable Trust, with respect to which Mr. Vermylen is a trustee of the trust and Mr. Vermylen’s spouse is a beneficiary of the trust; and 210,281 Common Units held by The Paul A. Vermylen, Jr. 2015 Irrevocable Trust, with respect to which Mr. Vermylen is a beneficiary of the trust and is the settlor of the trust.
(c)	All Common Units are owned by Lubar Equity Fund, LLC, with respect to which Mr. Lubar is a director and officer of Lubar & Co. Incorporated, which is the sole manager of Lubar Equity Fund, LLC, whose owners include Mr. Lubar, members of his family and other legal entities that are associated with or controlled by Mr. Lubar and members of his family.
(d)	Includes 15,000 Common Units owned by White Hill Trust, with respect to which Mr. Babcock’s sister-in-law and step-son are the trustees and Mr. Babcock’s wife is the primary beneficiary.

(e)	Includes 7,546,567 Common Units owned by Yorktown Energy Partners VI, L.P. (“Yorktown VI”), with respect to which Mr. Lawrence is a member and manager of Yorktown VI Associates LLC (“Yorktown VI Associates”), the general partner of Yorktown VI Company LP (“Yorktown VI Company”), the general partner of Yorktown VI.
(f)	According to a Form 13F filed by Bandera Partners LLC with the SEC on August 11, 2017. The address of Bandera Partners, LLC is 50 Broad Street, Suite 1820, New York, New York 10004.
(g)	According to a Schedule 13G filed by Yorktown Energy Partners VI, L.P. on February 21, 2017. The address of Yorktown Energy Partners VI, L.P. is 410 Park Avenue, 19th Floor, New York, New York 10022.
*	Amount represents less than 1%.

HOUSEHOLDING MATTERS

Unitholders who share a single address will receive only one proxy statement at that address unless we have received instructions to the contrary from any unitholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a unitholder of record residing at such an address wishes to receive a separate copy of this proxy statement or of future proxy statements (as applicable), he or she may contact our Investor Relations at (203) 328-7310 or write to Investor Relations, Star Gas Energy Partners, L.P., 9 West Broad Street, Suite 310, Stamford, Connecticut 06902. We will deliver separate copies of this proxy statement promptly upon written or oral request. If you are a unitholder of record receiving multiple copies of our proxy statement, you can request householding by contacting us in the same manner. If you own your common units through a bank, broker or other unitholder of record, you can request additional copies of this proxy statement or request householding by contacting the unitholder of record.

SOLICITATION OF PROXIES

Solicitation of proxies for use at the annual meeting may be made in person or by mail, telephone or facsimile, by managers, officers and employees of the Partnership. These persons will receive no special compensation for any solicitation activities. The Partnership has requested banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the units for whom they are record holder, and the Partnership will, upon request, reimburse reasonable forwarding expenses. The Partnership has retained Georgeson to assist in soliciting proxies from brokers, bank nominees, and other institutional holders for a fee of $8,500 plus expenses. All costs of the solicitation will be borne by the Partnership.

OTHER MATTERS

If other matters are properly presented at the special meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. At the date this proxy statement went to press, we did not know of any other matters to be raised at the special meeting.

APPENDIX A-1

THIRD

AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

STAR GROUP, L.P.

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THIRD AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP OF

STAR GROUP, L.P.

THIS THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF STAR GROUP, L.P. (“Third Amended and Restated Agreement”) dated as of         , 2017 (“Effective Date”), is entered into by and among KESTREL HEAT LLC, a Delaware limited liability company (the “General Partner”), and those Persons who are or become Partners in the Partnership or parties hereto as provided herein In consideration of the covenants, conditions and agreements contained herein, the parties hereto hereby agree as follows:

R E C I T A L S:

WHEREAS, Star Gas Corporation, a Delaware corporation and the initial general partner of the Partnership (the “Initial General Partner”), and certain other parties organized the Partnership as a Delaware limited partnership pursuant to an Agreement of Limited Partnership dated as of December 20, 1995 (the “Original Agreement”);

WHEREAS, Star Gas LLC, a Delaware limited liability company (the “Withdrawing General Partner”) and certain other parties entered into an Amended and Restated Agreement of Limited Partnership, dated as of March 26, 1999 (the “First Amended and Restated Agreement”);

WHEREAS, the First Amended and Restated Agreement was previously amended by Amendment No. 1, dated as of April 17, 2001, Amendment No. 2 dated as of July 25, 2003 and Amendment No. 3 dated as of November 29, 2004;

WHEREAS, the Withdrawing General Partner, the General Partner and certain other parties entered into the Second Amended and Restated Agreement, dated as of April 28, 2006 (the “Second Amended and Restated Agreement”) and previously amended by Amendment No. 1, dated as of July 20, 2006, Amendment No. 2 dated as of February 21, 2008 and Amendment No. 3 dated as of July 9, 2012;

WHEREAS, the Partnership has elected to be classified as an association taxable as a corporation for federal income tax purposes pursuant to Treasury Regulation Section 301.7701-3(c) (the “Tax Election”);

WHEREAS, in order to effect the Tax Election, it is necessary to amend this Agreement as provided herein; and

WHEREAS, the Tax Election has been (i) approved by the Board, and (ii) submitted to, and approved by the requisite vote of, the Limited Partners;

NOW, THEREFORE, the Second Amended and Restated Agreement is hereby amended and, as so amended, is restated in its entirety as follows:

ARTICLE I

ORGANIZATIONAL MATTERS

Section 1.1 Formation and Continuation.

The Initial General Partner and the Organizational Limited Partner previously formed the Partnership as a limited partnership pursuant to the provisions of the Delaware Act. The General Partner and the Limited Partners hereby amend and restate this Agreement in its entirety to continue the Partnership as a limited partnership

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pursuant to the provisions of the Delaware Act and to set forth the rights and obligations of the Partners and certain matters related thereto. This amendment and restatement shall become effective on the date of this Agreement. Except as expressly provided to the contrary in this Agreement, the rights, duties (including fiduciary duties), liabilities and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act. All Partnership Interests shall constitute personal property of the owner thereof for all purposes.

Section 1.2 Name.

The name of the Partnership is “Star Group, L.P.” The Partnership’s business may be conducted under any other name or names deemed necessary or appropriate by the General Partner, including the name of the General Partner. The words “Limited Partnership,” “L.P.,” “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The General Partner in its sole discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

Section 1.3 Registered Office; Principal Office.

Unless and until changed by the General Partner, the registered office of the Partnership in the State of Delaware shall be located at 1675 South State Street, Suite B, Dover, Delaware 19901, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be Capitol Services, Inc. The principal office of the Partnership shall be located at, and the address of the General Partner shall be, 9 West Broad Street, Suite 310, Stamford, CT 06902, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems necessary or appropriate.

Section 1.4 Power of Attorney.

(a) Each Limited Partner and each Assignee hereby constitutes and appoints each of the General Partner and, if a Liquidator shall have been selected pursuant to Section 14.3, the Liquidator, severally (and any successor to either thereof by merger, transfer, assignment, election or otherwise) and each of their authorized officers and attorneys-in-fact, with full power of substitution, as his true and lawful agent and attorney-in-fact, with full power and authority in his name, place and stead, to:

(i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) all certificates, documents and other instruments (including this Agreement and the Certificate of Limited Partnership and all amendments or restatements thereof) that the General Partner or the Liquidator deems necessary or appropriate to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (B) all certificates, documents and other instruments that the General Partner or the Liquidator deems necessary or appropriate to reflect, in accordance with its terms, any amendment, change, modification or restatement of this Agreement; (C) all certificates, documents and other instruments (including conveyances and a certificate of cancellation) that the General Partner or the Liquidator deems necessary or appropriate to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement; (D) all certificates, documents and other instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article XI, XII, XIII or XIV; (E) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of any class or series of Partnership Securities issued pursuant to Section 4.4; and (F) all certificates, documents and other instruments (including agreements and a certificate of merger) relating to a merger or consolidation of the Partnership pursuant to Article XVI; and

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(ii) execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates, documents and other instruments necessary or appropriate, in the sole discretion of the General Partner or the Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement or is necessary or appropriate, in the sole discretion of the General Partner or the Liquidator, to effectuate the terms or intent of this Agreement; provided, that when required by Section 15.3 or any other provision of this Agreement that establishes a percentage of the Limited Partners or of the Limited Partners of any class or series required to take any action, the General Partner or the Liquidator may exercise the power of attorney made in this Section 1.4(a)(ii) only after the necessary vote, consent or approval of the Limited Partners or of the Limited Partners of such class or series, as applicable.

Nothing contained in this Section 1.4(a) shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Article XV or as may be otherwise expressly provided for in this Agreement.

(b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner’s or Assignee’s Partnership Interest and shall extend to such Limited Partner’s or Assignee’s heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or the Liquidator acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or the Liquidator taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the General Partner’s or the Liquidator’s request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator deems necessary to effectuate this Agreement and the purposes of the Partnership.

Section 1.5 Term.

The Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue in existence until the close of Partnership business on December 31, 2085, or until the earlier dissolution of the Partnership in accordance with the provisions of Article XIV.

ARTICLE II

DEFINITIONS

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Acquisition” means any transaction in which any Group Member acquires (through an asset acquisition, merger, stock acquisition or other form of investment) control over all or a portion of the assets, properties or business of another Person for the purpose of increasing the operating capacity of the Partnership Group from the operating capacity of the Partnership Group existing immediately prior to such transaction.

“Additional Book Basis” means the portion of any remaining Carrying Value of an Adjusted Property that is attributable to positive adjustments made to such Carrying Value as a result of Book-Up Events. For purposes of determining the extent to which Carrying Value constitutes Additional Book Basis:

(i) Any negative adjustment made to the Carrying Value of an Adjusted Property as a result of either a Book-Down Event or a Book-Up Event shall first be deemed to offset or decrease that portion of the Carrying Value of such Adjusted Property that is attributable to any prior positive adjustments made thereto pursuant to a Book-Up Event or Book-Down Event.

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(ii) If Carrying Value that constitutes Additional Book Basis is reduced as a result of a Book-Down Event and the Carrying Value of other property is increased as a result of such Book-Down Event, an allocable portion of any such increase in Carrying Value shall be treated as Additional Book Basis; provided that the amount treated as Additional Book Basis pursuant hereto as a result of such Book-Down Event shall not exceed the amount by which the Aggregate Remaining Net Positive Adjustments after such Book-Down Event exceeds the remaining Additional Book Basis attributable to all of the Partnership’s Adjusted Property after such Book-Down Event (determined without regard to the application of this clause (ii) to such Book-Down Event).

“Additional Book Basis Derivative Items” means any Book Basis Derivative Items that are computed with reference to Additional Book Basis. To the extent that the Additional Book Basis attributable to all of the Partnership’s Adjusted Property as of the beginning of any taxable period exceeds the Aggregate Remaining Net Positive Adjustments as of the beginning of such period (the “Excess Additional Book Basis”), the Additional Book Basis Derivative Items for such period shall be reduced by the amount that bears the same ratio to the amount of Additional Book Basis Derivative Items determined without regard to this sentence as the Excess Additional Book Basis bears to the Additional Book Basis as of the beginning of such period.

“Additional Limited Partner” means a Person admitted to the Partnership as a Limited Partner pursuant to Section 12.4 and who is shown as such on the books and records of the Partnership.

“Adjusted Capital Account” means the Capital Account maintained for each Partner as of the end of each fiscal year of the Partnership as if the Partnership were taxed as a partnership for federal income tax purposes, (a) increased by any amounts that such Partner would have been obligated to restore under the standards set by Treasury Regulation Section 1.704-l(b)(2)(ii)(c) (or would have been deemed obligated to restore under Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5)) and (b) decreased by (i) the amount or all losses and deductions that, as of the end of such fiscal year, would have been reasonably expected to be allocated to such Partner in subsequent years under Sections 704(e)(2) and 706(d) of the Code and Treasury Regulation Section 1.751-l(b)(2)(ii), and (ii) the amount of all distributions that, as of the end of such fiscal year, would have been reasonably expected to be made to such Partner in subsequent years in accordance with the terms of this Agreement or otherwise to the extent they exceed offsetting increases to such Partner’s Capital Account that would have been reasonably expected to occur during (or prior to) the year in which such distributions would have been reasonably expected to be made (other than increases as a result of a minimum gain chargeback pursuant to Section 5.1(d)(i) or 5.1(d)(ii)). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation Section 1.704-l(b)(2)(ii)(d) and shall be interpreted consistently therewith. The “Adjusted Capital Account” in respect of Common Unit, General Partner Unit or any other specified interest in the Partnership shall be the amount which such Adjusted Capital Account would be if such Common Unit, a General Partner Unit or other interest in the Partnership were the only interest in the Partnership held by a Partner.

“Adjusted Property” means any property the Carrying Value of which has been adjusted pursuant to Section 4.8(d)(i) or 4.8(d)(ii).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Aggregate Remaining Net Positive Adjustments” means as of the end of any taxable period, the sum of the Remaining Net Positive Adjustments of all the Partners.

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“Agreed Allocation” means any allocation, other than a Required Allocation, of an item of income, gain, loss or deduction pursuant to the provisions of Section 5.1, including, without limitation, a Curative Allocation (if appropriate to the context in which the term “Agreed Allocation” is used).

“Agreed Value” of any Contributed Property means the fair market value of such property or other consideration at the time of contribution as determined by the General Partner using such reasonable method of valuation as it may adopt. The General Partner shall, in its sole discretion, use such method as it deems reasonable and appropriate to allocate the aggregate Agreed Value of Contributed Properties contributed to the Partnership in a single or integrated transaction among each separate property on a basis proportional to the fair market value of each Contributed Property.

“Agreement” means this Third Amended and Restated Agreement of Limited Partnership of Star Group, L.P., as it may be amended, supplemented or restated from time to time.

“Assignee” means a Non-citizen Assignee or a Person to whom one or more Units representing a Limited Partner Interest have been transferred in a manner permitted under this Agreement and who has executed and delivered a Transfer Application as required by this Agreement, but who has not become a Substituted Limited Partner.

“Associate” means, when used to indicate a relationship with any Person, (a) any corporation or organization of which such Person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock or other voting interest; (b) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such Person, or any relative of such spouse, with the same residence as such Person.

“Available Cash,” as to any Quarter ending before the Liquidation Date, means

(a) the sum of (i) all cash and cash equivalents of the Partnership Group on hand at the end of such Quarter and (ii) all additional cash and cash equivalents of the Partnership Group on hand on the date of determination of Available Cash with respect to such Quarter resulting from Working Capital Borrowings subsequent to the end of such Quarter, less

(b) the amount of cash reserves that is necessary or appropriate in the reasonable discretion of the General Partner to (i) provide for the proper conduct of the business of the Partnership Group (including reserves for future capital expenditures) subsequent to such Quarter, (ii) provide funds for distributions under Sections 5.4 or 5.5 in respect of any one or more of the next four Quarters, or (iii) comply with applicable law or any debt instrument or other agreement or obligation to which any member of the Partnership Group is a party or its assets are subject; provided, however, that the General Partner may not establish cash reserves for distributions pursuant to Section 5.4 unless the General Partner has determined that in its judgment the establishment of reserves will not prevent the Partnership from distributing the Minimum Quarterly Distribution on all Common Units and any Common Unit Arrearages thereon with respect to the next four Quarters.

Notwithstanding the foregoing, “Available Cash” with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

“Book Basis Derivative Items” means any item of income, deduction, gain, or loss included in the determination of Net Income, Net Loss, Net Termination Gain or Net Termination Loss that is computed with reference to the Carrying Value of an Adjusted Property (e.g., depreciation, depletion, or gain or loss with respect to an Adjusted Property).

“Board” means the Board of Directors of the General Partner.

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“Book-Down Event” means an event which triggers a negative adjustment to the Capital Accounts of the Partners pursuant to Section 4.8(d).

“Book-Up Event” means an event which triggers a positive adjustment to the Capital Accounts of the Partners pursuant to Section 4.8(d).

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States or the states of New York or Connecticut shall not be regarded as a Business Day.

“Capital Account” means the capital account maintained for a Partner pursuant to Section 4.8 as if the Partnership were taxed as a partnership for federal income tax purposes. The “Capital Account” in respect of a Common Unit, a General Partner Unit or any other specified interest in the Partnership shall be the amount which such Capital Account would be if such Common Unit, General Partner Unit or other interest in the Partnership were the only interest in the Partnership held by a Partner.

“Capital Contribution” means any cash, cash equivalents or the Net Agreed Value of Contributed Property that a Partner contributes or has contributed to the Partnership.

“Capital Improvements” means (a) additions or improvements to the capital assets owned by any Group Member or (b) the acquisition of existing or the construction of new capital assets (including retail distribution outlets, petroleum product tanks, propane tanks, pipeline systems, storage facilities and related assets), made to increase the operating capacity of the Partnership Group from the operating capacity of the Partnership Group existing immediately prior to such addition, improvement, acquisition or construction.

“Capital Surplus” has the following meaning: all Available Cash distributed by the Partnership from any source will be treated as distributed from Operating Surplus until the sum of all Available Cash distributed since the commencement of the Partnership equals the Operating Surplus as of the end of the Quarter prior to such distribution. Any excess Available Cash will be deemed to be Capital Surplus.

“Carrying Value” means (a) with respect to a Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depreciation, amortization and cost recovery deductions charged to the Partners’ and Assignees’ Capital Accounts in respect of such Contributed Property, and (b) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Sections 4.8(d)(i) and 4.8(d)(ii) and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

“Cause” means a court of competent jurisdiction has entered a final, non-appealable judgment finding the General Partner liable for actual fraud, gross negligence or willful or wanton misconduct in its capacity as general partner of the Partnership.

“Certificate” means a certificate, (a) substantially in the form of Exhibit A hereto with respect to Common Units (b) issued in global form in accordance with the rules and regulations of the Depositary, or (c) in such other form as may be adopted by the General Partner in its sole discretion, issued by the Partnership evidencing ownership of one or more Common Units, or a certificate in such form as may be adopted by the General Partner in its sole discretion, issued by the Partnership evidencing ownership of one or more other Units.

“Certificate of Limited Partnership” means the Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware as referenced in Section 6.2, as such Certificate of Limited Partnership may be amended, supplemented or restated from time to time.

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“Citizenship Certification” means a properly completed certificate in such form as may be specified by the General Partner by which an Assignee or a Limited Partner certifies that he (and if he is a nominee holding for the account of another Person, that to the best of his knowledge such other Person) is an Eligible Citizen.

“Claim” has the meaning assigned to such term in Section 6.13(c).

“Closing Price” for any day means the last sale price on such day, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices on such day, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal National Securities Exchange (other than the Nasdaq Stock Market) on which the Units of such class are listed or admitted to trading or, if the Units of such class are not listed or admitted to trading on any National Securities Exchange (other than the Nasdaq Stock Market), the last quoted price on such day or, if not so quoted, the average of the high bid and low asked prices on such day in the over-the-counter market, as reported by the Nasdaq Stock Market or such other system then in use, or, if on any such day the Units of such class are not quoted by any such organization, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Units of such class selected by the Board, or if on any such day no market maker is making a market in the Units of such class, the fair value of such Units on such day as determined reasonably and in good faith by the Board.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

“Combined Interest” has the meaning assigned to such term in Section 13.3(a).

“Commission” means the Securities and Exchange Commission.

“Common Unit” means a Unit representing a fractional part of the Partnership Interests of all Limited Partners and Assignees and having the rights and obligations specified with respect to Common Units in this Agreement.

“Common Unit Arrearage” means, with respect to any Common Unit, whenever issued, and as to any Quarter beginning after September 30, 2008, the excess, if any, of (a) the Minimum Quarterly Distribution then in effect with respect to such Common Unit over (b) the sum of all Available Cash distributed with respect to such Common Unit in respect of such Quarter pursuant to Section 5.4(i).

“Conflicts Committee” means a committee of the Board composed entirely of two or more directors who are not (a) security holders, officers or employees of the General Partner, (b) officers, directors or employees of any Affiliate of the General Partner or (c) holders of any ownership interest in the Partnership Group other than Common Units and who also meet the independence standards required of directors who serve on an audit committee of a board of directors established by the Exchange Act and the rules and regulations of the Commission thereunder and by the National Securities Exchange on which the Common Units are listed or admitted to trading.

“Contributed Property” means each property or other asset, in such form as may be permitted by the Delaware Act, but excluding cash, contributed to the Partnership. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 4.8(d), such property shall no longer constitute a Contributed Property, but shall be deemed an Adjusted Property.

“Cumulative Common Unit Arrearage” means, with respect to any Common Unit, whenever issued, and as of the end of any Quarter, the excess, if any, of (a) the sum resulting from adding together the Common Unit Arrearage as to a Common Unit for each of the Quarters beginning after September 30, 2008 and ending on or

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before the last day of such Quarter over (b) the sum of any distributions theretofore made pursuant to Section 5.4(ii) with respect to such Common Unit (including any distributions to be made in respect of the last of such Quarters).

“Curative Allocation” means any allocation of an item of income, gain, deduction, loss or credit pursuant to the provisions of Section 5.1(d)(xi).

“Current Market Price” as of any date of any class of Units listed or admitted to trading on any National Securities Exchange means the average of the daily Closing Prices per Unit of such class for the 20 consecutive Trading Days immediately prior to such date.

“Delaware Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del C. § 17-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

“Departing Partner” means a former General Partner from and after the effective date of any withdrawal or removal of such former General Partner pursuant to Section 13.1 or 13.2, including the Initial General Partner from and after the Initial Closing Date and the Withdrawing General Partner from and after the Second A&R Effective Date.

“Depositary” means with respect to any Units issued in book-entry form, The Depository Trust Company and its successors and permitted assigns.

“Economic Risk of Loss” has the meaning set forth in Treasury Regulation Section 1.752-2(a).

“Effective Date” has the meaning assigned to such term in the introductory paragraph.

“Eligible Citizen” means a Person qualified to own interests in real property in jurisdictions in which any Group Member does business or proposes to do business from time to time, and whose status as a Limited Partner or Assignee does not or would not subject such Group Member to a significant risk of cancellation or forfeiture of any of its properties or any interest therein.

“Event of Withdrawal” has the meaning assigned to such term in Section 13.1(a).

“Exchange Act” means the Securities Exchange act of 1934, as amended, supplemented or restated from time to time and any successor to such statute.

“First Liquidation Target Amount” has the meaning assigned to such term in Section 5.1(c)(i)(D).

“First Target Distribution” means $.1125 per Unit, subject to adjustment in accordance with Sections 5.6.

“General Partner” has the meaning assigned to such term in the introductory paragraph.

“General Partner Interest” means the ownership interest of the General Partner in the Partnership (in its capacity as a general partner without reference to any Limited Partner Interest held by it) which is evidenced by General Partner Units and includes any and all benefits to which the General Partner is entitled as provided in this Agreement, together with all obligations of the General Partner to comply with the terms and provisions of this Agreement.

“General Partner Unit” means a Unit representing a fractional part of the General Partner Interest and having the rights and obligations specified with respect to the General Partner Interest.

“Group” means a Person that with or through any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a

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revocable proxy or consent given to such Person in response to a proxy or consent solicitation made to 10 or more persons) or disposing of any Partnership Securities with any other Person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, Partnership Interests.

“Group Member” means a member of the Partnership Group.

“Holder” has the meaning assigned to such term in Section 6.13(a).

“includes” means includes, without limitation, and “including” means including, without limitation.

“Indemnified Persons” has the meaning assigned to such term in Section 6.13(c).

“Indemnitee” means (a) the General Partner, any Departing Partner, any Person who is or was an Affiliate of the General Partner or any Departing Partner, (b) any Person who is or was an officer, director, partner, agent or trustee of the General Partner or any Departing Partner or any such Affiliate, (c) any Person the General Partner designates as an Indemnitee for purposes of this Agreement or (d) any Person who is or was serving at the request of the General Partner or any Departing Partner or any such Affiliate as a director, officer, employee, partner, agent, fiduciary or trustee of another Person; provided, that a Person shall not be an Indemnitee pursuant to this clause (d) by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services.

“Initial Closing Date” means December 20, 1995.

“Initial Common Units” means the Common Units sold in the Initial Offering.

“Initial General Partner” means Star Gas Corporation, a Delaware corporation.

“Initial Limited Partners” means Star Gas, Silgas, Inc. and Silgas of Illinois, Inc. and the Initial Underwriters, in each case admitted to the Partnership in accordance with Section 12.1.

“Initial Offering” means the initial offering and sale of Common Units to the public on December 20, 1995, as described in the Initial Registration Statement.

“Initial Overallotment Closing Date” means January 18, 1996.

“Initial Registration Statement” means the Registration Statement on Form S-1 (Registration No. 33-98490), as amended or supplemented from time to time, filed by the Partnership with the Commission under the Securities Act to register the offering and sale of the Initial Common Units in the Initial Offering.

“Initial Underwriters” means each person named as an underwriter in the Initial Offering.

“Initial Unit Price” means (a) with respect to each Common Unit and General Partner Unit, $2.25 or (b) with respect to any other class or series of Units, the price per Unit at which such class or series of Units is initially sold by the Partnership, as determined by the General Partner, in each case adjusted as the General Partner determines to be appropriate to give effect to any distribution, subdivision or combination of Units.

“Interim Capital Transactions” means the following transactions if they occur prior to the Liquidation Date: (a) borrowings, refinancings, or refundings of indebtedness and sales of debt securities (other than Working Capital Borrowings and other than for items purchased on open account in the ordinary course of business) by any Group Member; (b) sales of equity interests by any Group Member; and (c) sales or other voluntary or involuntary dispositions of any assets of any Group Member other than (x) sales or other dispositions of inventory in the ordinary course of business, (y) sales or other dispositions of other current assets, including receivables and accounts in the ordinary course of business, and (z) sales or other dispositions of assets as part of normal retirements or replacements.

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“Limited Partner” means, unless the context otherwise requires, (a) the Organizational Limited Partner, each Initial Limited Partner, each Substituted Limited Partner, each Additional Limited Partner and any Departing Partner upon the change of its status from General Partner to Limited Partner pursuant to Section 13.3; and (b) solely for purposes of Articles IV, V, VI and IX and Sections 14.3 and 14.4, each Assignee.

“Limited Partner Interest” means the ownership interest of a Limited Partner in the Partnership which is evidenced by Common Units or other Partnership Securities and includes any and all benefits to which a Limited Partner is entitled as provided in this Agreement, together with all obligations of a Limited Partner to comply with the terms and provisions of this Agreement.

“Liquidation Date” means (a) in the case of an event giving rise to the dissolution of the Partnership of the type described in clauses (a) and (b) of the first sentence of Section 14.2, the date on which the applicable time period during which the holders of Outstanding Units have the right to elect to continue the business of the Partnership has expired without such an election being made, and (b) in the case of any other event giving rise to the dissolution of the Partnership, the date on which such event occurs.

“Liquidator” means the General Partner or other Person approved pursuant to Section 14.3 who performs the functions described therein.

“Merger Agreement” has the meaning assigned to such term in Section 16.1.

“Minimum Quarterly Distribution” means, (a) for the period from the Second A&R Effective Date through the earlier of (i) September 30, 2008 or (ii) the last day of the Quarter preceding the Quarter in which the Partnership makes a distribution of Available Cash, $0.0 per Unit per Quarter, and (b) for each Quarter thereafter, $0.0675 per Unit per Quarter, subject to adjustment in accordance with Section 5.6.

“National Securities Exchange” means an exchange registered with the Commission under Section 6(a) of the Exchange Act or the Nasdaq Stock Market or any successor thereto.

“Net Agreed Value” means, (a) in the case of any Contributed Property, the Agreed Value of such property reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Partner or Assignee by the Partnership, the Partnership’s Carrying Value of such property (as adjusted pursuant to Section 4.8(d)(ii)) at the time such property is distributed, reduced by any indebtedness either assumed by such Partner or Assignee upon such distribution or to which such property is subject at the time of distribution, in either case, as determined under Section 752 of the Code.

“Net Income” means, for any taxable year, the excess, if any, of the Partnership’s items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year over the Partnership’s items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year. The items included in the calculation of Net Income shall be determined in accordance with Section 4.8(b) and shall not include any items specially allocated under Section 5.1(d); provided that the determination of the items that have been specially allocated under Section 5.1(d) shall be made as if Section 5.1(d)(xii) were not in the Agreement.

“Net Loss” means, for any taxable year, the excess, if any, of the Partnership’s items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year over the Partnership’s items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year. The items included in the calculation of Net Loss shall be determined in accordance with Section 4.8(b) and shall not include any items specially allocated under Section 5.1(d); provided that the determination of the items that have been specially allocated under Section 5.1(d) shall be made as if Section 5.1(d)(xii) were not in the Agreement.

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“Net Positive Adjustments” means, with respect to any Partner, the excess, if any, of the total positive adjustments over the total negative adjustments made to the Capital Account of such Partner pursuant to Book-Up and Book-Down Events.

“Net Termination Gain” means, for any taxable year, the sum, if positive, of all items of income, gain, loss or deduction recognized by the Partnership after the Liquidation Date. The items included in the determination of Net Termination Gain shall be determined in accordance with Section 4.8(b) and shall not include any items of income, gain or loss specially allocated under Section 5.1(d).

“Net Termination Loss” means, for any taxable period, the sum, if negative, of all items of income, gain, loss or deduction recognized by the Partnership after the Liquidation Date. The items included in the determination of Net Termination Loss shall be determined in accordance with Section 4.8(b) and shall not include any items of income, gain or loss specially allocated under Section 5.1(d).

“Non-citizen Assignee” means a Person whom the General Partner has determined in its sole discretion does not constitute an Eligible Citizen and as to whose Partnership Interest the General Partner has become the Substituted Limited Partner, pursuant to Section 11.5.

“Nonrecourse Built-in Gain” means with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Sections 5.1(d) if the Partnership were taxed as a partnership for federal income tax purposes and if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

“Nonrecourse Deductions” means any and all items of loss, deduction or expenditures (including, without limitation, any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(b), are attributable to a Nonrecourse Liability.

“Nonrecourse Liability” has the meaning set forth in Treasury Regulation Section 1.752-1(a)(2).

“Notice of Election to Purchase” has the meaning assigned to such term in Section 17.1(b).

“Old Subordinated Units” means the Subordinated Units issued to the Initial General Partner on the Initial Closing Date.

“Operating Expenditures” means all Partnership Group expenditures, including taxes, reimbursements of the General Partner, debt service payments, capital expenditures and all non-Pro Rata purchases of Outstanding Units (other than those made with the Proceeds of Interim Capital Transactions) subject to the following:

(a) Payments (including prepayments) of principal and premium on a debt shall not be an Operating Expenditure if the payment is (i) required in connection with the sale or other disposition of assets or (ii) made in connection with the refinancing or refunding of indebtedness with the proceeds from new indebtedness or from the sale of equity interests. For purposes of the foregoing, at the election and in the reasonable discretion of the General Partner, any payment of principal or premium shall be deemed to be refunded or refinanced by any indebtedness incurred or to be incurred by the Partnership Group within 180 days before or after such payment to the extent of the principal amount of such indebtedness.

(b) Operating Expenditures shall not include (i) capital expenditures made for Acquisitions or for Capital Improvements, (ii) payment of transaction expenses relating to Interim Capital Transactions, or (iii) distributions to Partners. Where capital expenditures are made in part for Acquisitions or Capital Improvements and in part for other purposes, the General Partner’s good faith allocation between the amounts paid for each shall be conclusive.

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“Operating Partnership” means Star Gas Propane, L.P., a Delaware limited partnership, and any successors thereto.

“Operating Surplus,” as to any period ending before the Liquidation Date, means

(a) the sum of (i) $22,000,000 plus all cash of the Partnership Group on hand on the Second A&R Effective Date, (ii) all the cash receipts of the Partnership Group for the period beginning on the Second A&R Effective Date and ending with the last day of such period, other than cash receipts from Interim Capital Transactions (except to the extent specified in Section 5.5) and (iii) all cash receipts of the Partnership Group after the end of such period but on or before the date of determination of Operating Surplus with respect to such period resulting from Working Capital Borrowings, less

(b) the sum of (i) Operating Expenditures for the period beginning on the Second A&R Effective Date and ending with the last day of such period, and (ii) the amount of cash reserves that is necessary or advisable in the reasonable discretion of the General Partner to provide funds for future Operating Expenditures; provided, however, that disbursements made (including contributions to a Group Member or disbursements on behalf of a Group Member) or cash reserves established, increased or reduced after the end of such period but on or before the date of determination of Available Cash with respect to such period shall be deemed to have been made, established, increased or reduced, for purposes of determining Operating Surplus, within such period if the General Partner so determines.

Notwithstanding the foregoing, “Operating Surplus” with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

“Opinion of Counsel” means a written opinion of counsel (who may be regular counsel to the Partnership, the General Partner or any of its Affiliates) acceptable to the General Partner in its reasonable discretion.

“Organizational Limited Partner” means William G. Powers, Jr., in his capacity as the organizational limited partner of the Partnership.

“Original Agreement” has the meaning assigned to such term in the recitals to this Agreement.

“Outstanding” means, with respect to Partnership Securities, all Partnership Securities that are issued by the Partnership and reflected as outstanding on the Partnership’s books and records as of the date of determination.

“Partner Nonrecourse Debt” has the meaning set forth in Treasury Regulation Section 1.704-2(b)(4).

“Partner Nonrecourse Debt Minimum Gain” has the meaning set forth in Treasury Regulation Section 1.704-2(i)(2).

“Partner Nonrecourse Deductions” means any and all items of loss, deduction or expenditure (including, without limitation, any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(i) applied as if the Partnership were taxed as a partnership for federal income tax purposes, would be attributable to a Partner Nonrecourse Debt.

“Partners” means the General Partner and the Limited Partners.

“Partnership” means Star Group, L.P., a Delaware limited partnership, and any successors thereto.

“Partnership Group” means the Partnership and any Subsidiary of such entity, treated as a single consolidated entity.

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“Partnership Interest” means an interest in the Partnership, which shall include General Partner Interests and Limited Partner Interests.

“Partnership Minimum Gain” means that amount determined in accordance with the principles of Treasury Regulation Section 1.704-2(d) applied as if the Partnership were taxed as a partnership for federal income tax purposes.

“Partnership Security” means any class or series of Unit, any option, right, warrant or appreciation rights relating thereto, or any other type of equity interest that the Partnership may lawfully issue, or any unsecured or secured debt obligation of the Partnership that is convertible into any class or series of equity interests of the Partnership.

“Percentage Interest” means as of the date of such determination, (a) as to any Partner or Assignee holding Units, the product of (i) 100% less the percentage applicable to paragraph (b) multiplied by (ii) the quotient of the number of Units held by such Partner or Assignee divided by the total number of all Outstanding Units, and (b) as to the holders of additional Partnership Securities issued by the Partnership in accordance with Section 4.4, the percentage established as a part of such issuance.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association or other entity.

“Plan” has the meaning assigned to such term in Section 5.10.

“Pro Rata” means (a) when modifying Units or any class thereof, apportioned equally among all designated Units in accordance with their respective Percentage Interests, and (b) when modifying Partners and Assignees or Record Holders, apportioned among all Partners and Assignees or Record Holders in accordance with their respective Percentage Interests.

“Proxy Statement” means that certain proxy statement dated ●, 2017 sent to Limited Partners in connection with the Tax Election.

“Purchase Date” means the date determined by the General Partner as the date for purchase of all Outstanding Units of a certain class (other than Units owned by the General Partner and its Affiliates) pursuant to Article XVII.

“Quarter” means, unless the context requires otherwise, a three-month period of time ending on March 31, June 30, September 30, or December 31.

“Record Date” means the date established by the General Partner for determining (a) the identity of the Record Holders entitled to notice of, or to vote at, any meeting of Limited Partners or entitled to vote by ballot or give approval of Partnership action in writing without a meeting or entitled to exercise rights in respect of any lawful action of Limited Partners or (b) the identity of Record Holders entitled to receive any report or distribution.

“Record Holder” means the Person in whose name a Common Unit is registered on the books of the Transfer Agent as of the opening of business on a particular Business Day, or with respect to any other Partnership Security, the Person in whose name such other Partnership Security is registered on the books of the General Partner as of the opening of business on such Business Day.

“Redeemable Units” means any Partnership Interests for which a redemption notice has been given, and has not been withdrawn, pursuant to Section 11.6.

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“Remaining Net Positive Adjustments” means as of the end of any taxable period, (i) with respect to the Limited Partners, as a class, the excess of (a) the Net Positive Adjustments of the Limited Partners as of the end of such period over (b) the sum of those Partners’ Share of Additional Book Basis Derivative Items for each prior taxable period, and (ii) with respect to the General Partner, the excess of (a) the Net Positive Adjustments of the General Partner as of the end of such period over (b) the sum of the General Partner’s Share of Additional Book Basis Derivative Items for each prior taxable period.

“Required Allocations” means any allocation (or limitation imposed on any allocation) of an item of income, gain, deduction or loss pursuant to (a) Section 5.1(b)(v) or (b) Sections 5.1(d)(i), 5.1(d)(ii), 5.l(d)(iv), 5.1(d)(v), 5.1(d)(vi), 5.1(d)(vii) and 5.1(d)(ix), such allocations (or limitations thereon) that would be directly or indirectly required by the Treasury Regulations promulgated under Section 704(b) of the Code if the Partnership were taxed as a partnership for federal income tax purposes.

“Rights Agreement” means that certain Amended and Restated Rights Agreement, dated as of July 20, 2006, a copy of which was attached to the Second Amended and Restated Agreement as Exhibit B as the same may have been amended or supplemented from time to time. Prior to the date of this Third Amended and Restated Agreement, the Rights Agreement expired by its terms and its provisions are no longer in effect. Any capitalized terms used in Section 15.3(f) that are not defined herein are defined in the Rights Agreement.

“Second A&R Effective Date” means April 28, 2006.

“Second Amended and Restated Agreement” has the meaning assigned to such term in the recitals.

“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute.

“Share of Additional Book Basis Derivative Items” means in connection with any allocation of Additional Book Basis Derivative Items for any taxable period, (a) with respect to the Limited Partners, as a class, the amount that bears the same ratio to such Additional Book Basis Derivative Items as the Limited Partners’ Remaining Net Positive Adjustments as of the end of such period bears to the Aggregate Remaining Net Positive Adjustments as of that time, and (b) with respect to the General Partner, the amount that bears the same ratio to such Additional Book Basis Derivative Items as the General Partner’s Remaining Net Positive Adjustments as of the end of such period bears to the Aggregate Remaining Net Positive Adjustments as of that time.

“Special Approval” means approval by the Conflicts Committee.

“Star Gas” means Star Gas Corporation, a Delaware corporation.

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned or controlled, directly or indirectly, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Substituted Limited Partner” means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 12.2 in place of, and with all the rights of, a Limited Partner and who is shown as a Limited Partner on the books and records of the Partnership.

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“Surviving Business Entity” has the meaning assigned to such term in Section 16.2(b).

“Termination Capital Transaction” means a transaction in which Net Termination Gain or Net Termination Loss is recognized.

“Tax Election” has the meaning assigned to such term in the recitals.

“Trading Day” means a day on which the principal National Securities Exchange on which the Units of any class are listed or admitted to trading is open for the transaction of business or, if Units of a class are not listed or admitted to trading on any National Securities Exchange, a day on which banking institutions in New York City generally are open.

“transfer” has the meaning assigned to such term in Section 11.1(a).

“Transfer Agent” means such bank, trust company or other Person (including the General Partner or one of its Affiliates) as shall be appointed from time to time by the Partnership to act as registrar and transfer agent for the Common Units and as may be appointed from time to time by the General Partner to act as registrar and transfer agent for any other Partnership Securities; provided that if no Transfer Agent is specifically designated for any such other Partnership Securities, the General Partner shall act in such capacity.

“Transfer Application” means an application and agreement for transfer of Units in the form set forth on the back of a Certificate or in a form substantially to the same effect in a separate instrument.

“Unit” means a Partnership Interest of a Partner or Assignee in the Partnership representing a fractional part of the Partnership Interests of all Partners and Assignees and shall include Common Units and General Partner Units; provided, that each Unit at any time Outstanding shall represent the same fractional part of the Partnership Interests of all Partners and Assignees holding Units as each other Unit.

“Unit Majority” means, a majority of the Outstanding Common Units.

“Unrealized Gain” attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property as of such date (as determined under Section 4.8(d)) over (b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 4.8(d) as of such date).

“Unrealized Loss” attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 4.8(d) as of such date) over (b) the fair market value of such property as of such date (as determined under Section 4.8(d)).

“Unrecovered Initial Unit Price” means, at any time, with respect to Common Units, the Initial Unit Price less the sum of all distributions constituting Capital Surplus theretofore made in respect of an Initial Common Unit and any distributions of cash (or the Net Agreed Value of any distributions in kind) in connection with the dissolution and liquidation of the Partnership theretofore made in respect of an Initial Common Unit, adjusted as the General Partner determines to be appropriate to give effect to any distribution, subdivision or combination of Units.

“Withdrawing General Partner” means Star Gas LLC, a Delaware limited liability company.

“Working Capital Borrowings” means borrowings for working capital purposes or to pay distributions to Partners pursuant to a facility or other arrangement requiring all borrowings thereunder to be reduced to a relatively small amount each year for an economically meaningful period of time. It being the intent hereof, that borrowings which are not intended exclusively for working capital purposes shall not be treated as Working Capital Borrowings.

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ARTICLE III

PURPOSE

Section 3.1 Purpose and Business.

The purpose and nature of the business to be conducted by the Partnership shall be to (a) engage directly in, or to enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that is approved by the General Partner and which lawfully may be conducted by a limited partnership organized pursuant to the Delaware Act and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity, and (b) do anything necessary or appropriate to the foregoing. The General Partner has no obligation or duty to the Partnership, the Limited Partners, or the Assignees to propose or approve, and in its sole discretion may decline to propose or approve, the conduct by the Partnership of any business.

Section 3.2 Powers.

The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section 3.1 and for the protection and benefit of the Partnership.

ARTICLE IV

CONTRIBUTIONS AND UNITS

Section 4.1 Organization Contributions and Return.

In connection with the formation of the Partnership under the Delaware Act, the Initial General Partner made an initial Capital Contribution to the Partnership and was admitted as the general partner of the Partnership, and the Organizational Limited Partner made an initial Capital Contribution to the Partnership and was admitted as a limited partner of the Partnership.

Section 4.2 Contributions by Initial Limited Partners.

On the Initial Closing Date, the Initial Underwriters contributed cash to the Partnership in exchange for 2,600,000 Common Units. On the Initial Overallotment Closing Date, the Initial Underwriters contributed cash to the Partnership in exchange for 275,000 Common Units. On the Initial Closing Date, the Initial General Partner, Silgas, Inc. and Silgas of Illinois, Inc. contributed their interests in the Operating Partnership to the Partnership in exchange for 2,396,078 Old Subordinated Units. Immediately after these contributions, the interest of the Organizational Limited Partner was terminated and the Organizational Limited Partner ceased to be a Limited Partner.

Section 4.3 Prior Contributions; General Partner Contributions.

(a) All Limited Partner Interests that were issued prior to the date hereof and are currently Outstanding shall be continued.

(b) Upon the making of any Capital Contribution to the Partnership by any Person, the General Partner, in its sole discretion, may make an additional Capital Contribution only to the extent necessary such that after taking into account the additional Capital Contribution made by such Person and the General Partner pursuant to this Section 4.3(b) the General Partner will have a Capital Account equal to at least 1.99% of the total of all Capital Accounts.

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Section 4.4 Issuances of Additional Partnership Securities.

(a) The General Partner is authorized to cause the Partnership to issue additional Partnership Securities for any Partnership purpose at any time and from time to time to such Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole discretion, all without the approval of any Limited Partners unless required by the rules of any National Securities Exchange on which the Units or any other Partnership Securities are listed for trading.

(b) Each additional Partnership Security authorized to be issued by the Partnership pursuant to Section 4.4(a) may be issued in one or more classes, or one or more series of any such classes, with such designations, preferences, rights, powers and duties (which may be senior to existing classes and series of Partnership Securities), as shall be fixed by the General Partner in the exercise of its sole discretion, including (i) the right to share Partnership profits and losses or items thereof; (ii) the right to share in Partnership distributions; (iii) the rights upon dissolution and liquidation of the Partnership; (iv) whether, and the terms and conditions upon which, the Partnership may redeem the Partnership Security; (v) whether such Partnership Security is issued with the privilege of conversion and, if so, the terms and conditions of such conversion; (vi) the terms and conditions upon which each Partnership Security will be issued, evidenced by certificates and assigned or transferred; and (vii) the right, if any, of each such Partnership Security to vote on Partnership matters, including matters relating to the relative rights, preferences and privileges of such Partnership Security.

(c) The General Partner is hereby authorized and directed to take all actions that it deems necessary or appropriate in connection with each issuance of Partnership Securities pursuant to this Section 4.4 and to amend this Agreement in any manner that it deems necessary or appropriate to provide for each such issuance, to admit Additional Limited Partners in connection therewith and to specify the relative rights, powers and duties of the holders of the Units or other Partnership Securities being so issued. The General Partner shall do all things necessary to comply with the Delaware Act and is authorized and directed to do all things it deems to be necessary or advisable in connection with any future issuance of Partnership Securities, including compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency or any National Securities Exchange on which the Units or other Partnership Securities are listed for trading.

(d) On the Second A&R Effective Date, the Partnership issued to the General Partner 325,579 General Partner Units and the Withdrawing General Partner contributed its General Partner Units to the Partnership, which General Partner Units so contributed to the Partnership were cancelled and no longer represent a General Partner Interest.

Section 4.5 Intentionally Omitted.

Section 4.6 Limited Preemptive Rights.

No Person shall have any preemptive, preferential or other similar right with respect to the issuance of any Partnership Security, whether unissued, held in the treasury or hereafter created, except that the General Partner shall have the right, which it may from time to time assign in whole or in part to any of its Affiliates, to purchase Partnership Securities from the Partnership whenever, and on the same terms that, the Partnership issues Partnership Securities to Persons other than the General Partner and its Affiliates, to the extent necessary to maintain the Percentage Interests of the General Partner and its Affiliates equal to that which existed immediately prior to the issuance of such Partnership Securities.

Section 4.7 Splits and Combinations.

(a) Subject to Sections 4.8(d) and 5.6 (dealing with adjustments of distribution levels), the General Partner may make a pro rata distribution of Partnership Securities to all Record Holders or may effect a subdivision or combination of Partnership Securities so long as, after any such event, each Partner shall have the same Percentage Interest in the Partnership as before such event, and any amounts calculated on a per Unit basis are proportionately adjusted retroactive to the beginning of the Partnership.

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(b) Whenever such a distribution, subdivision or combination of Partnership Securities is declared, the General Partner shall select a Record Date as of which the distribution, subdivision or combination shall be effective and shall send notice thereof at least 20 days prior to such Record Date to each Record Holder as of the date not less than 10 days prior to the date of such notice. The General Partner also may cause a firm of independent public accountants selected by it to calculate the number of Units to be held by each Record Holder after giving effect to such distribution, subdivision or combination. The General Partner shall be entitled to rely on any certificate provided by such firm as conclusive evidence of the accuracy of such calculation.

(c) Promptly following any such distribution, subdivision or combination, the General Partner may cause Certificates to be issued to the Record Holders of Units as of the applicable Record Date representing the new number of Units held by such Record Holders, or the General Partner may adopt such other procedures as it may deem appropriate to reflect such changes. If any such combination results in a smaller total number of Units Outstanding, the General Partner shall require, as a condition to the delivery to a Record Holder of such new Certificate, the surrender of any Certificate held by such Record Holder immediately prior to such Record Date.

(d) The Partnership shall not issue fractional Units upon any distribution, subdivision or combination of Units. If a distribution, subdivision or combination of Units would result in the issuance of fractional Units but for the provisions this Section 4.7(d), each fractional Unit shall be rounded to the nearest whole Unit (and a 0.5 Unit shall be rounded to the next higher Unit).

Section 4.8 Capital Accounts.

Notwithstanding that the Partnership has elected to be classified as a corporation for U.S. federal income tax purposes, for the sole purpose of determining the rights of the Partners to receive distributions on liquidation pursuant to Section 14.4(c), the Partnership shall continue to maintain Capital Accounts pursuant to this Section 4.8 and to make allocations pursuant to Section 5.1 as if the Partnership were classified as a partnership for federal income tax purposes. Furthermore, the Capital Account of each Partner immediately prior to the effective time of the election of the Partnership to be classified as a corporation for U.S. federal income tax purposes shall be the Capital Account of the Partner immediately following such election (disregarding any adjustments to such Capital Account and the deemed liquidation for U.S. federal income tax purposes of the Partnership as a result of the election by the Partnership to be classified as a corporation for U.S. federal income tax purposes).

(a) The Partnership shall maintain for each Partner (or a beneficial owner of Partnership Interests held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with Section 6031(c) of the Code or any other method acceptable to the General Partner in its sole discretion) owning a Partnership Interest a separate Capital Account with respect to such Partnership Interest in accordance with the rules of Treasury Regulation Section l.704-l(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions made to the Partnership with respect to such Partnership Interest pursuant to this Agreement and (ii) all items of Partnership income and gain (including, without limitation, income and gain exempt from tax) computed in accordance with Section 4.8(b) and allocated with respect to such Partnership Interest pursuant to Section 5.1, and decreased by (x) the amount of cash or Net Agreed Value of all actual and deemed distributions of cash or property made with respect to such Partnership Interest pursuant to this Agreement and (y) all items of Partnership deduction and loss computed in accordance with Section 4.8(b) and allocated with respect to such Partnership Interest pursuant to Section 5.1.

(b) For purposes of computing the amount of any item of income, gain, loss or deduction to be reflected in the Partners’ Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including, without limitation, any method of depreciation, cost recovery or amortization used for that purpose), provided, that:

(i) All fees and other expenses incurred by the Partnership to promote the sale of (or to sell) a Partnership Interest that can neither be deducted nor amortized under Section 709 of the Code, if any, shall,

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for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred and shall be allocated among the Partners pursuant to Section 5.1.

(ii) Except as otherwise provided in Treasury Regulation Section 1.704-l(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership and, as to those items described in Section 705(a)(l)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 734(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment in the Capital Accounts shall be treated as an item of gain or loss.

(iii) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership’s Carrying Value with respect to such property as of such date.

(iv) In accordance with the requirements of Section 704(b) of the Code, any deductions for depreciation, cost recovery or amortization attributable to any Contributed Property shall be determined as if the adjusted basis of such property on the date it was acquired by the Partnership were equal to the Agreed Value of such property. Upon an adjustment pursuant to Section 4.8(d) to the Carrying Value of any Partnership property subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization attributable to such property shall be determined (A) as if the adjusted basis of such property were equal to the Carrying Value of such property immediately following such adjustment and (B) using a rate of depreciation, cost recovery or amortization derived from the same method and useful life (or, if applicable, the remaining useful life) as is applied for federal income tax purposes; provided, however, that if the asset has a zero adjusted basis for federal income tax purposes, depreciation, cost recovery or amortization deductions shall be determined using any reasonable method that the General Partner may adopt.

(v) Any taxes incurred by the Partnership as an association taxable as a corporation for federal income tax purposes shall, for purposes of Capital Account maintenance, be treated as an item of deduction and shall be allocated among the Partners pursuant to Section 5.1.

(c) A transferee of a Partnership Interest shall succeed to a Pro Rata portion of the Capital Account of the transferor relating to the Partnership Interest so transferred.

(d) (i) Consistent with the provisions of Treasury Regulation Section 1.704-l(b)(2)(iv)(f), on an issuance of additional Units for cash or Contributed Property or the conversion of the General Partner’s Combined Interest to Common Units pursuant to Section 13.3(b), the Capital Account of all Partners and the Carrying Value of each Partnership property immediately prior to such issuance shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property immediately prior to such issuance and had been allocated to the Partners at such time pursuant to Section 5.1(c). In determining such Unrealized Gain or Unrealized Loss, the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to the issuance of additional Units shall be determined by the General Partner using such reasonable method of valuation as it may adopt; provided, however, the General Partner, in arriving at such valuation, must take fully into account the fair market value of the Partnership Interests of all Partners at such time. The General Partner shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its sole discretion to be reasonable) to arrive at a fair market value for individual properties.

(ii) In accordance with Treasury Regulation Section 1.704-l(b)(2)(iv)(f), immediately prior to any actual or deemed distribution to a Partner of any Partnership property (other than a distribution of cash that

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is not in redemption or retirement of a Partnership Interest), the Capital Accounts of all Partners and the Carrying Value of all Partnership property shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized in a sale of such property immediately prior to such distribution for an amount equal to its fair market value, and had been allocated to the Partners, at such time, pursuant to Section 5.l(c). Any Unrealized Gain or Unrealized Loss attributable to such property shall be allocated in the same manner as Net Termination Gain or Net Termination Loss pursuant to Section 5.l(c); provided, however, that, in making any such allocation, Net Termination Gain or Net Termination Loss actually realized shall be allocated first. In determining such Unrealized Gain or Unrealized Loss the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to a distribution shall (A) in the case of an actual distribution which is not made pursuant to Section 13.3 or 13.4 or (B) in the case of a liquidating distribution pursuant to Section 14.4, be determined and allocated by the Liquidator using such reasonable method of valuation as it may adopt.

Section 4.9 Interest and Withdrawal.

No interest shall be paid by the Partnership on Capital Contributions, and no Partner or Assignee shall be entitled to withdraw any part of its Capital Contributions or otherwise to receive any distribution from the Partnership, except as provided in Articles V, VII, XIII and XIV.

ARTICLE V

ALLOCATIONS AND DISTRIBUTIONS

Section 5.1 Allocations for Capital Account Purposes.

Subject to the first paragraph of Section 4.7, for purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership’s items of income, gain, loss and deduction (computed in accordance with Section 4.8(b)) shall be allocated among the Partners in each taxable year (or portion thereof) as provided hereinbelow.

(a) Net Income. After giving effect to the special allocations set forth in Section 5.1(d), Net Income for each taxable period and all items of income, gain, loss and deduction taken into account in computing Net Income for such taxable period shall be allocated as follows:

(i) First, 100% to the General Partner until the aggregate Net Income allocated to the General Partner pursuant to this Section 5.1(a)(i) for the current taxable year and all previous taxable years is equal to the aggregate Net Losses allocated to the General Partner pursuant to Section 5.1(b)(vi) for all previous taxable years;

(ii) Second, 100% to the General Partner and the Limited Partners, in accordance with their respective Percentage Interests, until the aggregate Net Income allocated to such Partners pursuant to this Section 5.1(a)(ii) for the current taxable year and all previous taxable years is equal to the aggregate Net Losses allocated to such Partners pursuant to Section 5.1(b)(v) for all previous taxable years; and

(iii) Third, 100% to Partners holding Common Units, Pro Rata, until the aggregate Net Income allocated to each Common Unit pursuant to this Section 5.1(a)(iii) for the current taxable year and all previous taxable years is equal to the aggregate Minimum Quarterly Distributions payable with respect to such Unit for the current taxable year and all previous taxable years;

(iv) Fourth, 100% to the Partners holding General Partner Units, Pro Rata, until the aggregate Net Income allocated to each General Partner Unit pursuant to this Section 5.1(a)(iv) for the current taxable year and all previous taxable years is equal to the aggregate Minimum Quarterly Distributions distributed to such Partners pursuant to Section 5.4(iii) for the current taxable year and all previous taxable years;

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(v) Fifth, 90% to the Partners holding Common Units, Pro Rata, and 10% to the Partners holding General Partner Units, Pro Rata, until the aggregate Net Income allocated to such Partners pursuant to this Section 5.1(a)(v) is equal to the aggregate amount distributed to such Partners pursuant to Section 5.4(iv);

(vi) Sixth, the balance, if any, 80% to the Partners holding Common Units, Pro Rata and 20% to the Partners holding General Partner Units, Pro Rata.

(b) Net Losses. After giving effect to the special allocations set forth in Section 5.1(d), Net Losses for each taxable period and all items of income, gain, loss and deduction taken into account in computing Net Losses for such taxable period shall be allocated as follows:

(i) First, 80% to the Partners holding Common Units, Pro Rata, and 20% to the Partners holding General Partner Units, Pro Rata, until the aggregate Net Losses allocated pursuant to this Section 5.1(b)(i) for the current taxable year and all previous taxable years is equal to the aggregate Net Income allocated to such Partners pursuant to Section 5.1(a)(vi) for all previous taxable years;

(ii) Second, 90% to the Partners holding Common Units, Pro Rata, and 10% to the Partners holding General Partner Units, Pro Rata, until the aggregate Net Losses allocated pursuant to this Section 5.1(b)(ii) for the current taxable year and all previous taxable years is equal to the aggregate Net Income allocated to such Partners pursuant to Section 5.1(a)(v) for all previous taxable years;

(iii) Third 100% to the Partners holding General Partner Units, Pro Rata, until the aggregate Net Losses allocated pursuant to this Section 5.1(b)(iii) for the current taxable year and all previous taxable years is equal to the aggregate Net Income allocated to such Partners pursuant to Section 5.1(a)(iv) for all previous taxable years;

(iv) Fourth, 100% to the Partners holding Common Units, Pro Rata, until the aggregate Net Losses allocated pursuant to this Section 5.1(b)(iv) for the current taxable year and all previous taxable years is equal to the aggregate Net Income allocated to such Partners pursuant to Section 5.1(a)(iii) for all previous taxable years;

(v) Fifth, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests; provided, that Net Losses shall not be allocated pursuant to this Section 5.1(b)(v) to the extent that such allocation would cause any Limited Partner to have a deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in its Adjusted Capital Account); and

(vi) Sixth, the balance, if any, 100% to the General Partner.

(c) Net Termination Gains and Losses. After giving effect to the special allocations set forth in Section 5.l(d), all items of income gain, loss and deduction taken into account in computing Net Termination Gain or Net Termination Loss for such taxable period shall be allocated in the same manner as such Net Termination Gain or Net Termination Loss is allocated hereunder. All allocations under this Section 5.1(c) shall be made after Capital Account balances have been adjusted by all other allocations provided under this Section 5.1 and after all distributions of Available Cash provided under Section 5.4 have been made with respect to the taxable period ending on the date of the Partnership’s liquidation pursuant to Section 14.4.

(i) If a Net Termination Gain is recognized (or deemed recognized pursuant to Section 4.8(d)) from Termination Capital Transactions, such Net Termination Gain shall be allocated among the General Partner and the Limited Partners in the following manner (and the Capital Accounts of the Partners shall be increased by the amount so allocated in each of the following subclauses, in the order listed, before an allocation is made pursuant to the next succeeding subclause):

(A) First, to each Partner having a deficit balance in its Capital Account, in the proportion that such deficit balance bears to the total deficit balances in the Capital Accounts of all Partners, until each such Partner has been allocated Net Termination Gain equal to any such deficit balance in its Capital Account;

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(B) Second, 100% to all Partners holding Common Units, Pro Rata, until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) its Unrecovered Initial Unit Price plus (2) the Minimum Quarterly Distribution for the Quarter during which such Net Termination Gain is recognized, reduced by any distribution pursuant to Sections 5.4(i) with respect to such Common Unit for such Quarter (the amount determined pursuant to this clause (2) is hereinafter defined as the “Unpaid MQD”) plus (3) any then existing Cumulative Common Unit Arrearage;

(C) Third, 100% to all Partners holding General Partner Units, Pro Rata, until the Capital Account in respect of each General Partner Unit then Outstanding is equal to the sum of (i) its Unrecovered Initial Unit Price plus (ii) the Minimum Quarterly Distribution for the Quarter during which such Net Termination Gain is recognized, reduced by any distribution pursuant to Section 5.4(iii) with respect to such General Partner Unit for such Quarter;

(D) Fourth, 10% to all Partners holding General Partner Units, Pro Rata and 90% to all Partners holding Common Units, Pro Rata, until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (l) its Unrecovered Initial Unit Price, plus (2) the Unpaid MQD, if any, for such Common Unit with respect to the Quarter during which such Net Termination Gain is recognized, plus (3) any then existing Cumulative Common Unit Arrearage, plus (4) the excess of (aa) the First Target Distribution less the Minimum Quarterly Distribution for each Quarter of the Partnership’s existence over (bb) the amount of any distributions of Operating Surplus that was distributed pursuant to Sections 5.4(iv) (the sum of (1) plus (2) plus (3) plus (4) is hereinafter defined as the “First Liquidation Target Amount”);

(E) Finally, any remaining amount 20% to the Partners holding General Partner Units, Pro Rata, and 80% to all Partners holding Common Units, Pro Rata.

(ii) If a Net Termination Loss is recognized (or deemed recognized pursuant to Section 4.8(d)) from Termination Capital Transactions, such Net Termination Loss shall be allocated to the Partners in the following manner:

(A) First, 100% to all Partners holding Common Units, the Capital Account balances attributable to which are in excess of the Capital Account balances attributable to the remainder of the Common Units then Outstanding, Pro Rata, until the Capital Accounts in respect of each Common Unit then Outstanding are equal;

(B) Second, 100% to all Partners holding Common Units, Pro Rata, until the Capital Account in respect of each Common Unit then Outstanding has been reduced to zero; and

(C) Thereafter, the balance, if any, 100% to the General Partner.

(d) Special Allocations. Notwithstanding any other provision of this Section 5.1, the following special allocations shall be made for such taxable period as if the Partnership were treated as a partnership for federal income tax purposes:

(i) Partnership Minimum Gain Chargeback. Notwithstanding any other provision of this Section 5.1, if there is a net decrease in Partnership Minimum Gain during any Partnership taxable period, each Partner shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(f)(6), 1.704-2(g)(2) and 1.704-2(j)(2)(i), or any successor provision. For purposes of this Section 5.1(d), each Partner’s Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 5.1(d) with respect to such taxable period (other than an allocation pursuant to Sections 5.1(d)(vi) and 5.1(d)(vii)). This Section 5.1(d)(i) is intended to comply with the Partnership Minimum Gain chargeback requirement in Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

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(ii) Chargeback of Partner Nonrecourse Debt Minimum Gain. Notwithstanding the other provisions of this Section 5.1 (other than Section 5.l(d)(i)), except as provided in Treasury Regulation Section 1.704-2(i)(4), if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership taxable period, any Partner with a share of Partner Nonrecourse Debt Minimum Gain at the beginning of such taxable period shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2)(ii), or any successor provisions. For purposes of this Section 5.1(d), each Partner’s Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 5.l(d), other than Section 5.l(d)(i) and other than an allocation pursuant to Sections 5.l(d)(vi) and 5.l(d)(vii), with respect to such taxable period. This Section 5.1(d)(ii) is intended to comply with the chargeback of items of income and gain requirement in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

(iii) Priority Allocations. If the amount of cash or the Net Agreed Value of any property distributed (except cash or property distributed pursuant to Section 14.4) to any Limited Partner with respect to a taxable year is greater (on a per Unit basis) than the amount of cash or the Net Agreed Value of property distributed to the other Limited Partners (on a per Unit basis), then each Limited Partner receiving such greater cash or property distribution shall be allocated gross income in an amount equal to the product of (1) the amount by which the distribution (on a per Unit basis) to such Limited Partner exceeds the distribution (on a per Unit basis) to the Limited Partners receiving the smallest distribution and (2) the number of Units owned by the Limited Partner receiving the greater distribution.

(iv) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Sections 1.704-l(b)(2)(ii)(d)(4), 1.704-l(b)(2)(ii)(d)(5), or 1.704-l(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specifically allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations promulgated under Section 704(b) of the Code, the deficit balance, if any, in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible unless such deficit balance is otherwise eliminated pursuant to Section 5.1(d)(i) or (ii).

(v) Gross Income Allocations. In the event any Partner has a deficit balance in its Capital Account at the end of any Partnership taxable period in excess of the sum of (A) the amount such Partner is required to restore pursuant to the provisions of this Agreement and (B) the amount such Partner is deemed obligated to restore pursuant to Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5), such Partner shall be specially allocated items of Partnership gross income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 5.l(d)(v) shall be made only if and to the extent that such Partner would have a deficit balance in its Capital Account as adjusted after all other allocations provided for in this Section 5.1 have been tentatively made as if this Section 5.l(d)(v) were not in this Agreement.

(vi) Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership’s Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the Limited Partners, to revise the prescribed ratio to the numerically closest ratio that satisfies such requirements.

(vii) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable period shall be allocated 100% to the Partner that bears the Economic Risk of Loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). If more than one Partner bears the Economic Risk of Loss with respect to a Partner Nonrecourse Debt, such Partner Nonrecourse Deductions attributable thereto shall be allocated between or among such Partners in accordance with the ratios in which they share such Economic Risk of Loss.

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(viii) Nonrecourse Liabilities. For purposes of Treasury Regulation Section 1.752-3(a)(3), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (A) the amount of Partnership Minimum Gain and (B) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners in accordance with their respective Percentage Interests.

(ix) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-l(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.

(x) Economic Uniformity. Upon the conversion of any Unit into another class after application of Section 4.4(d), items of gross income and gain or items of deduction or loss shall be allocated to the holder of such Unit until the Capital Account of such Unit is the same as the Capital Account per Unit of all other Units of the same class.

(xi) Curative Allocation.

(A) Notwithstanding any other provision of this Section 5.1, other than the Required Allocations, the Required Allocations shall be taken into account in making the Agreed Allocations so that, to the extent possible, the net amount of items of income, gain, loss and deduction allocated to each Partner pursuant to the Required Allocations and the Agreed Allocations, together, shall be equal to the net amount of such items that would have been allocated to each such Partner under the Agreed Allocations had the Required Allocations and the related Curative Allocation not otherwise been provided in this Section 5.1. Notwithstanding the preceding sentence, Required Allocations relating to (1) Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partnership Minimum Gain and (2) Partner Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partner Nonrecourse Debt Minimum Gain. Allocations pursuant to this Section 5.1(d)(xi)(A) shall only be made with respect to Required Allocations to the extent the General Partner reasonably determines that such allocations will otherwise be inconsistent with the economic agreement among the Partners. Further, allocations pursuant to this Section 5.1(d)(xi)(A) shall be deferred with respect to allocations pursuant to clauses (1) and (2) hereof to the extent the General Partner reasonably determines that such allocations are likely to be offset by subsequent Required Allocations.

(B) The General Partner shall have reasonable discretion, with respect to each taxable period, to (1) apply the provisions of Section 5.1(d)(xi)(A) in whatever order is most likely to minimize the economic distortions that might otherwise result from the Required Allocations, and (2) divide all allocations pursuant to Section 5.1(d)(xi)(A) among the Partners in a manner that is likely to minimize such economic distortions.

(xii) Corrective Allocations. In the event of any allocation of Additional Book Basis Derivative Items or any Book-Down Event, the following rules shall apply:

(A) In the case of any allocation of Additional Book Basis Derivative Items (other than an allocation of Unrealized Gain or Unrealized Loss under Section 4.8(d) hereof), the General Partner shall allocate additional items of gross income and gain to the Limited Partners or additional items of deduction and loss to the General Partner to the extent that the Additional Book Basis Derivative Items allocated to the Limited Partners exceeds their Share of those Additional Book Basis Derivative Items. For this purpose, the Limited Partners shall be treated as being allocated Additional Book Basis Derivative Items to the extent that such Additional Book Basis Derivative Items have reduced the amount of income that would otherwise have been allocated to the Limited Partners under the Partnership Agreement (e.g., Additional Book Basis Derivative Items taken into account in computing

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cost of goods sold would reduce the amount of book income otherwise available for allocation among the Partners). Any allocation made pursuant to this Section 5.1(d)(xii)(A) shall be made after all of the other Agreed Allocations have been made as if this Section 5.l(d)(xii) were not in the Partnership Agreement and, to the extent necessary, shall require the reallocation of items that have been allocated pursuant to such other Agreed Allocations.

(B) In the case of any negative adjustments to the Capital Accounts of the Partners resulting from a Book-Down Event, such negative adjustment (1) shall first be allocated between the General Partner and the Limited Partners in proportion to and to the extent of their Remaining Net Positive Adjustments and (2) any remaining negative adjustment shall be allocated pursuant to Section 5.l(c) hereof. The aggregate amount so allocated to the Limited Partners in respect of each class or series of Units shall be allocated among them ratably on a per Unit basis.

(C) In making the allocations required under this Section 5.1(d)(xii), the General Partner, in its sole discretion, may apply whatever conventions or other methodology it deems reasonable to satisfy the purpose of this Section 5.1(d)(xii).

(xiii) Depreciation. Depreciation deductions of the Partnership for each period shall be allocated among the Partners in accordance with their relative Capital Account balances as they existed immediately after the most recent book adjustments pursuant to Section 4.8(d) of this Agreement that occurred prior to such period and without regard to allocations made after such adjustment.

Section 5.2 Intentionally Omitted.

Section 5.3 Requirement and Characterization of Distributions.

(a) Within 45 days after each Quarter beginning with the Quarter ending December 31, 2008, an amount equal to 100% of Available Cash with respect to such period or Quarter shall be distributed in accordance with this Article V by the Partnership to the Partners, as of the Record Date selected by the General Partner in its reasonable discretion. All amounts of Available Cash distributed by the Partnership on any date from any source shall be deemed to be Operating Surplus until the sum of all amounts of Available Cash theretofore distributed by the Partnership to Partners pursuant to Section 5.4 equals the Operating Surplus from the Second A&R Effective Date through the close of the immediately preceding Quarter. Any remaining amounts of Available Cash distributed by the Partnership on such date shall, except as otherwise provided in Section 5.5, be deemed to be from Capital Surplus.

(b) Notwithstanding the definitions of Available Cash and Operating Surplus contained herein, disbursements made or cash reserves established after the end of any Quarter but on or before the date on which the Partnership makes its distribution of Available Cash in respect of such Quarter pursuant to Section 5.3(a) shall be deemed to have been made, established, increased or reduced for purposes of determining Available Cash and Operating Surplus, within such Quarter if the General Partner so determines. Notwithstanding the foregoing, in the event of the dissolution and liquidation of the Partnership, all proceeds of such liquidation shall be applied and distributed in accordance with, and subject to the terms and conditions of, Section 14.4.

(c) The General Partner may treat taxes required or elected to be withheld with respect to all or less than all of the Partners as a distribution of Available Cash to such Partners.

Section 5.4 Distributions of Available Cash From Operating Surplus.

There shall be no requirement to make distributions of Available Cash from Operating Surplus to the holders of Common Units prior to September 30, 2008. Available Cash with respect to any Quarter ending after September 30, 2008 that is deemed to be Operating Surplus pursuant to the provisions of Section 5.3 or 5.5 shall, subject to Section 5.3, in a manner consistent with Section 5.10, and subject to Section 17-607 of the Delaware

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Act, be distributed as follows, except as otherwise required by Section 4.4(b) in respect of additional Partnership Securities issued pursuant thereto:

(i) First, 100% to the Common Units, Pro Rata, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Minimum Quarterly Distribution;

(ii) Second, 100% to the Common Units, Pro Rata, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Cumulative Common Unit Arrearage, if any, existing with respect to any prior Quarter;

(iii) Third, 100% to the General Partner Units, Pro Rata, until there has been distributed in respect of each General Partner Unit then Outstanding an amount equal to the Minimum Quarterly Distribution;

(iv) Fourth, (A) 90% to the Common Units, Pro Rata and (B) 10% to the General Partner Units, Pro Rata until there has been distributed in respect of each Common Unit then outstanding an amount equal to the excess of the First Target Distribution over the Minimum Quarterly Distribution;

(v) Thereafter, (A) 80% to the Common Units, Pro Rata and (B) 20% to the General Partner Units, Pro Rata;

provided, however, if the Minimum Quarterly Distribution and the First Target Distribution have been reduced to zero pursuant to the second sentence of Section 5.6(a), the distributions of Available Cash that is deemed to be Operating Surplus with respect to any Quarter will be made in accordance with Section 5.4(v).

Section 5.5 Distributions of Cash from Capital Surplus.

Available Cash that constitutes Capital Surplus shall, subject to Section 17-607 of the Delaware Act, be distributed, unless the provisions of Section 5.3 require otherwise, 100% to all Units, Pro Rata, until a hypothetical holder of a Common Unit on the Second A&R Effective Date has received with respect to such Common Unit, during the period since the Second A&R Effective Date through such date, distributions of Available Cash that are deemed to be Capital Surplus in an aggregate amount equal to the Initial Unit Price. Thereafter, all Available Cash shall be distributed as if it were Operating Surplus and shall be distributed in accordance with Section 5.4.

Section 5.6 Adjustment of Minimum Quarterly Distribution and Target Distribution Levels.

(a) The Minimum Quarterly Distribution and the First Target Distribution shall be proportionately adjusted in the event of any distribution, combination or subdivision (whether effected by a distribution payable in Units or otherwise) of Units or other Partnership Securities in accordance with Section 4.8. In the event of a distribution of Available Cash that is deemed to be from Capital Surplus, the Minimum Quarterly Distribution and First Target Distribution shall be adjusted proportionately downward to equal the product obtained by multiplying the otherwise applicable Minimum Quarterly Distribution and First Target Distribution as the case may be, by a fraction of which the numerator is the Unrecovered Initial Unit Price of the Common Units immediately after giving effect to such distribution and of which the denominator is the Unrecovered Initial Unit Price of the Common Units immediately prior to giving effect to such distribution.

Section 5.7 Intentionally Omitted.

Section 5.8 Intentionally Omitted.

Section 5.9 Special Provision Relating to Elimination of Cumulative Common Unit Arrearages.

Notwithstanding anything to the contrary contained herein, all Cumulative Common Unit Arrearages (as such term is defined in the First Amended and Restated Agreement) that have accrued through the date of this Agreement are hereby eliminated.

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Section 5.10 Special Provision Relating to Management Incentive Compensation Plan.

Notwithstanding anything to the contrary contained herein, up to 50% of the distributions (the “Incentive Distributions”) otherwise distributable to the holders of General Partner Units pursuant to Sections 5.4 (iv) and (v), shall be retained by the Partnership to fund the bonus pool for distribution to the participants of the Partnership’s Management Incentive Compensation Plan (the “Plan”) in accordance with the terms of the Plan. The exact percentage of distributions that comprise the Incentive Distributions shall be determined by the General Partner for each Quarter in which distributions are to be paid pursuant to Sections 5.4 (iv) and (v).

ARTICLE VI

MANAGEMENT AND OPERATION OF BUSINESS

Section 6.1 Management.

(a) The General Partner shall conduct, direct and manage all activities of the Partnership. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership shall be exclusively vested in the General Partner, and no Limited Partner or Assignee shall have any management power over the business and affairs of the Partnership. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 6.3, shall have full power and authority to do all things and on such terms as it, in its sole discretion, may deem necessary or appropriate to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 and to effectuate the purposes set forth in Section 3.1, including the following:

(i) the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness and the incurring of any other obligations;

(ii) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

(iii) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person (the matters described in this clause (iii) being subject, however, to any prior approval that may be required by Section 6.3) and Article XVI;

(iv) the use of the assets of the Partnership (including cash on hand) for any purpose consistent with the terms of this Agreement, including the financing of the conduct of the operations of the Partnership, the lending of funds to other Persons (including Group Members), the repayment of obligations of the Partnership;

(v) the negotiation, execution and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Partnership under contractual arrangements to all or particular assets of the Partnership, with the other party to the contract to have no recourse against the General Partner or its assets other than its interest in the Partnership, even if same results in the terms of the transaction being less favorable to the Partnership than would otherwise be the case);

(vi) the distribution of Partnership cash;

(vii) the selection and dismissal of employees, (including employees having titles such as “president,” “vice president,” “secretary” and “treasurer”) and agents, outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring;

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(viii) the maintenance of such insurance for the benefit of the Partnership Group and the Partners as it deems necessary or appropriate;

(ix) the formation of, or acquisition of an interest in, and the contribution of property and the making of loans to, any further limited or general partnerships, joint ventures, corporations, limited liability companies, or other relationships;

(x) the control of any matters affecting the rights and obligations of the Partnership, including the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation;

(xi) the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

(xii) the entering into of listing agreements with any National Securities Exchange and the delisting of some or all of the Units from, or requesting that trading be suspended on, any such exchange (subject to any prior approval that may be required under Section 1.6); and

(xiii) the purchase, sale or other acquisition or disposition of Units (subject to Section 6.12 and Section 17.1).

(b) Notwithstanding any other provision of this Agreement, the Delaware Act or any applicable law, rule or regulation, each of the Partners and Assignees and each other Person who may acquire an interest in Units hereby agrees that the execution, delivery or performance by the General Partner, any Group Member or any Affiliate of any of them, of this Agreement or any agreement authorized or permitted under this Agreement (including the exercise by the General Partner or any Affiliate of the General Partner of the rights accorded pursuant to Article XVII), shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or the Assignees or any other Persons under this Agreement (or any other agreements) or of any duty stated or implied by law or equity.

Section 6.2 Certificate of Limited Partnership.

The General Partner has caused the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Act and shall use all reasonable efforts to cause to be filed such other certificates or documents as may be determined by the General Partner in its sole discretion to be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business or own property, including an amendment to reflect the admission of the General Partner as a successor to the Withdrawing General Partner. To the extent that such action is determined by the General Partner in its sole discretion to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware or of any other state in which the Partnership may elect to do business or own property. Subject to the terms of Section 7.5(a), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership, any qualification document or any amendment thereto to any Limited Partner or Assignee.

Section 6.3 Restrictions on General Partner’s Authority.

(a) The General Partner may not, without written approval of the specific act by all of the Outstanding Units or by other written instrument executed and delivered by all of the Outstanding Units subsequent to the date of this Agreement, take any action in contravention of this Agreement, including, except as otherwise provided in this Agreement, (i) committing any act that would make it impossible to carry on the ordinary business of the Partnership; (ii) possessing Partnership property, or assigning any rights in specific Partnership property, for other than a Partnership purpose; (iii) admitting a Person as a Partner; (iv) amending this Agreement in any manner; or (v) transferring its interest as general partner of the Partnership.

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(b) Except as provided in Articles XIV and XVI, the General Partner may not sell, exchange or otherwise dispose of all or substantially all of the Partnership’s assets in a single transaction or a series of related transactions without the approval of holders of a Unit Majority; provided, however, that this provision shall not preclude or limit the General Partner’s ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Partnership and shall not apply to any forced sale of any or all of the assets of the Partnership pursuant to the foreclosure of, or other realization upon, any such encumbrance.

Section 6.4 Reimbursement of the General Partner.

(a) Except as provided in this Section 6.4 and elsewhere in this Agreement, the General Partner shall not be compensated for its services as general partner of any Group Member.

(b) The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole discretion, for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership (including salary, bonus. incentive compensation and other amounts paid to any Person to perform services for the Partnership, or for the General Partner in the discharge of its duties to the Partnership), and (ii) all other necessary or appropriate expenses allocable to the Partnership or otherwise reasonably incurred by the General Partner in connection with operating the Partnership’s business (including expenses allocated to the General Partner by its Affiliates). The General Partner shall determine the expenses that are allocable to the Partnership in any reasonable manner determined by the General Partner in its sole discretion. Reimbursements pursuant to this Section 6.4 shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 6.7.

(c) The General Partner, in its sole discretion and without the approval of the Limited Partners (who shall have no right to vote in respect thereof), may propose, adopt and amend on behalf of the Partnership employee benefit plans, employee programs and employee practices (including plans, programs and practices involving the issuance of Units), or issue Partnership Securities pursuant to any employee benefit plan, employee program or employee practice maintained or sponsored by the General Partner or any of its Affiliates, in each case for the benefit of employees of the General Partner, any Group Member or any Affiliate, or any of them, in respect of services performed, directly or indirectly, for the benefit of the Partnership Group. The Partnership agrees to issue and sell to the General Partner or any of its Affiliates any Units or other Partnership Securities that the General Partner or such Affiliate is obligated to provide to any employees pursuant to any such employee benefit plans, employee programs or employee practices. Expenses incurred by the General Partner in connection with any such plans, programs and practices (including the net cost to the General Partner or such Affiliate of Units or other Partnership Securities purchased by the General Partner or such Affiliate from the Partnership to fulfill options or awards under such plans, programs and practices) shall be reimbursed in accordance with Section 6.4(b). Any and all obligations of the General Partner under any employee benefit plans, employee programs or employee practices (other than agreements with former employees and post-retirement benefits thereunder) adopted by the General Partner as permitted by this Section 6.4(c) shall constitute obligations of the General Partner hereunder and shall be assumed by any successor General Partner approved pursuant to Section 13.1 or 13.2 or the transferee of or successor to all of the General Partner’s Partnership Interest (which is represented by the General Partner Units) as a general partner in the Partnership pursuant to Section 11.2.

Section 6.5 Outside Activities.

(a) After the Second A&R Effective Date, the General Partner, for so long as it is the general partner of the Partnership, shall not engage in any business or activity or incur any debts or liabilities except in connection with or incidental to (i) its performance as general partner of one or more Group Members or (ii) the acquiring, owning or disposing of debt or equity securities in any Group Member.

(b) Except as restricted by Section 6.5(a), each Indemnitee (other than the General Partner) shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and

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possess an interest in other business ventures of any and every type or description, whether in businesses engaged in or anticipated to be engaged in by any Group Member, independently or with others, including business interests and activities in direct competition with the business and activities of any Group Member, and none of the same shall constitute a breach of this Agreement or any duty to any Group Member or any Partner or Assignee. Neither any Group Member, any Limited Partner nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby or thereby in any business ventures of any Indemnitee.

(c) Subject to Section 6.5(a), but otherwise notwithstanding anything to the contrary in this Agreement, (i) the engaging in competitive activities by any Indemnitees (other than the General Partner) in accordance with the provisions of this Section 6.5 is hereby approved by the Partnership and all Partners and (ii) it shall be deemed not to be a breach of the General Partner’s fiduciary duty or any other obligation of any type whatsoever of the General Partner for the Indemnitee (other than the General Partner) to engage in such business interests and activities in preference to or to the exclusion of the Partnership (including, without limitation, the General Partner and the Indemnitees shall have no obligation to present business opportunities to the Partnership).

(d) The General Partner and any of its Affiliates may acquire Units or other Partnership Securities and, except as otherwise provided in this Agreement, shall be entitled to exercise all rights of an Assignee or Limited Partner, as applicable, relating to such Units or Partnership Securities. The term “Affiliates” when used in Section 6.5(d) with respect to the General Partner shall not include any Group Member or any Subsidiary of the Group Member.

Section 6.6 Loans from the General Partner: Contracts with Affiliates: Certain Restrictions on the General Partner.

(a) The General Partner or any Affiliate thereof may lend to any Group Member, and any Group Member may borrow, funds needed or desired by the Group Member for such periods of time and in such amounts as the General Partner may determine; provided, however, that in any such case the lending party may not charge the borrowing party interest at a rate greater than the rate that would be charged the borrowing party or impose terms less favorable to the borrowing party than would be charged or imposed on the borrowing party by unrelated lenders on comparable loans made on an arms’-length basis (without reference to the lending party’s financial abilities or guarantees). The borrowing party shall reimburse the lending party for any costs (other than any additional interest costs) incurred by the lending party in connection with the borrowing of such funds. For purposes of this Section 6.6(a) and Section 6.6(b), the term “Group Member” shall include any Affiliate of the Group Member that is controlled by the Group Member. No Group Member may lend funds to the General Partner or any of its Affiliates.

(b) The Partnership may lend or contribute to any Group Member, and any Group Member may borrow, funds on terms and conditions established in the sole discretion of the General Partner; provided, however, that the Partnership may not charge the Group Member interest at a rate greater than the rate that would be charged to the Group Member (without reference to the General Partner’s financial abilities or guarantees), by unrelated lenders on comparable loans. The foregoing authority shall be exercised by the General Partner in its sole discretion and shall not create any right or benefit in favor of any Group Member or any other Person.

(c) The General Partner may itself, or may enter into an agreement with any of its Affiliates to, render services to the Partnership or to the General Partner in the discharge of its duties as general partner of the Partnership. Any services rendered to the Partnership by the General Partner or any of its Affiliates shall be on terms that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 6.6(c) shall be deemed satisfied as to (i) any transaction approved by Special Approval, (ii) any transaction, the terms of which are no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iii) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or

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advantageous to the Partnership), is equitable to the Partnership. The provisions of Section 6.4 shall apply to the rendering of services described in this Section 6.6(c).

(d) The Partnership may transfer assets to joint ventures, other partnerships, corporations, limited liability companies or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as are consistent with this Agreement and applicable law.

(e) Neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 6.6(e) shall be deemed to be satisfied as to (i) any transactions described in or contemplated by the Proxy Statement, (ii) any transaction approved by Special Approval, (iii) any transaction, the terms of which are no less favorable to the Partnership than those generally being provided to or available from. unrelated third parties, or (iv) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership), is equitable to the Partnership. With respect to any contribution of assets to the Partnership in exchange for Units, the Conflicts Committee, in determining whether the appropriate number of Units are being issued, should take into account, among other things, the fair market value of the assets, the liquidated and contingent liabilities assumed, the tax basis in the assets, and such other factors as the Conflicts Committee deems relevant under the circumstances.

(f) The General Partner and its Affiliates will have no obligation to permit any Group Member to use any facilities or assets of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use, nor shall there be any obligation on the part of the General Partner or its Affiliates to enter into such contracts.

(g) Without limitation of Sections 6.6(a) through 6.6(f), and notwithstanding anything to the contrary in this Agreement, the existence of the conflicts of interest described in the Proxy Statement are hereby approved by all Partners.

Section 6.7 Indemnification.

(a) To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, all Indemnitees shall be indemnified and held harmless by the Partnership from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee; provided, that in each case the Indemnitee acted in good faith and in a manner that such Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Partnership and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful; provided, further, no indemnification pursuant to this Section 6.7 shall be available to the Withdrawing General Partner or its Affiliates (other than Group Members) with respect to their obligations incurred pursuant to that certain unit purchase agreement dated as of December 5, 2005, as amended, by and among the Partnership, the Withdrawing General Partner, Kestrel Energy Partners, LLC, Kestrel Heat LLC and KM2, LLC or any agreement ancillary thereto (other than obligations incurred by the General Partner on behalf of the Partnership). The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee acted in a manner contrary to that specified above. Any indemnification pursuant to this Section 6.7 shall be made only out of the assets of the Partnership, it being agreed that the General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification.

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(b) To the fullest extent permitted by law, expenses (including legal fees and expenses) incurred by an Indemnitee who indemnified pursuant to Section 6.7(a) in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Partnership prior to the usual disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as authorized in this Section 6.7.

(c) The indemnification provided by this Section 6.7 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the holders of Outstanding Units, as a matter of law or otherwise, both as to actions in the Indemnitee’s capacity as an Indemnitee and as to actions in any other capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

(d) The Partnership may purchase and maintain (or reimburse the General Partner or its Affiliates for the cost of) insurance, on behalf of the General Partner and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expense that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

(e) For purposes of this Section 6.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute “fines” within the meaning of Section 6.7(a); and action taken or omitted by it with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is in, or not opposed to, the best interests of the Partnership.

(f) In no event may an Indemnitee subject to the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

(g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(h) The provisions of this Section 6.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(i) No amendment, modification or repeal of this Section 6.7 or any provision hereof shall in any manner terminate, reduce, or impair the right of any past, present or future Indemnitee to be indemnified by the Partnership, nor the obligations of the, Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 6.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 6.8 Liability of Indemnitees.

(a) Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Partnership, the Limited Partners, the Assignees or any other Persons who have acquired interests in the Units, for losses sustained or liabilities incurred as a result of any act or omission if such Indemnitee acted in good faith.

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(b) Subject to its obligations and duties as General Partner set forth in Section 6.1(a), the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and the General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

(c) Any amendment, modification or repeal of this Section 6.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability to the Partnership and the Limited Partners of the General Partner, its directors, officers and employees and any other Indemnitees under this Section 6.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 6.9 Resolution of Conflicts of Interest.

(a) Unless otherwise expressly provided in this Agreement, whenever a potential conflict of interest exists or arises between the General Partner or any of its Affiliates, on the one hand, and the Partnership, any Partner or any Assignee, on the other hand, any resolution or course of action in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement, of any agreement contemplated herein or therein, or of any duty stated or implied by law or equity, if the resolution or course of action is, or by operation of this Agreement is deemed to be, fair and reasonable to the Partnership. The General Partner shall be authorized but not required in connection with its resolution of such conflict of interest to seek Special Approval of a resolution of such conflict or course of action. Any conflict of interest and any resolution of such conflict of interest shall be conclusively deemed fair and reasonable to the Partnership if such conflict of interest or resolution is (i) approved by Special Approval, (ii) on terms no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iii) fair to the Partnership, taking into account the totality of the relationships between the parties involved (including other, transactions that may be particularly favorable or advantageous to the Partnership). The General Partner may also adopt a resolution or course of action that has not received Special Approval. The General Partner (including the Conflicts Committee in connection with Special Approval) shall be authorized in connection with its determination of what is “fair and reasonable” to the Partnership and in connection with its resolution of any conflict of interest to consider (A) the relative interests of any party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interest; (B) any customary or accepted industry practices and any customary or historical dealings with a particular Person; (C) any applicable generally accepted accounting practices or principles; and (D) such additional factors as the General Partner (including the Conflicts Committee) determines in its sole discretion to be relevant, reasonable or appropriate under the circumstances. Nothing contained in this Agreement, however, is intended to nor shall it be construed to require the General Partner (including the Conflicts Committee) to consider the interests of any Person other than the Partnership. In the absence of bad faith by the General Partner, the resolution, action or terms so made, taken or provided by the General Partner with respect to such matter shall not constitute a breach of this Agreement or any other agreement contemplated herein or a breach of any standard of care or duty imposed herein or therein or, to the extent permitted by law, under the Delaware Act or any other law, rule or regulation.

(b) Whenever this Agreement or any other agreement contemplated hereby provides that the General Partner or any of its Affiliates is permitted or required to make a decision (i) in its “sole discretion” or “discretion” that it deems “necessary or appropriate” or “necessary or advisable” or under a grant of similar authority or latitude, except as otherwise provided herein, the General Partner or such Affiliate shall be entitled to consider only such interests and factors as it desires and shall have no duty or obligation to give any consideration to any interest of, or factors affecting, the Partnership, any Limited Partner or any Assignee, (ii) it may make such decision in its sole discretion (regardless of whether there is a reference to “sole discretion” or “discretion”) unless another express standard is provided for, or (iii) in “good faith” or under another express standard, the General Partner or such Affiliate shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement, any other agreement contemplated hereby or under

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the Delaware Act or any other law, rule or regulation. In addition, any actions taken by the General Partner or such Affiliate consistent with the standards of “reasonable discretion” set forth in the definitions of Available Cash or Operating Surplus shall not constitute a breach of any duty of the General Partner to the Partnership or the Limited Partners. The General Partner shall have no duty, express or implied, to sell or otherwise dispose of any asset of the Partnership Group. No borrowing by any Group Member or the approval thereof by the General Partner shall be deemed to constitute a breach of any duty of the General Partner to the Partnership or the Limited Partners by reason of the fact that the purpose or effect of such borrowing is directly or indirectly to enable distributions on the General Partner Units to exceed the General Partner’s Percentage Interest of the total amount distributed.

(c) Whenever a particular transaction, arrangement or resolution of a conflict of interest is required under this Agreement to be “fair and reasonable” to any Person, the fair and reasonable nature of such transaction, arrangement or resolution shall be considered in the context of all similar or related transactions.

(d) The Limited Partners hereby authorize the General Partner, on behalf of the Partnership as a partner of a Group Member, to approve of actions by the general partner of such Group Member similar to those actions permitted to be taken by the General Partner pursuant to this Section 6.9.

Section 6.10 Other Matters Concerning the General Partner.

(a) The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

(b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion (including an Opinion of Counsel) of such Persons as to matters that the General Partner reasonably believes to be with a such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

(c) The General Partner shall have the right, in respect of any of its powers or :rations hereunder, to act through any of its duly authorized officers, a duly appointed attorney or attorneys-in-fact or the duly authorized officers of the Partnership.

(d) Any standard of care and duty imposed by this Agreement or under the Delaware Act or any applicable law, rule or regulation shall be modified, waived or limited, to the extent permitted by law, as required to permit the General Partner to act under this Agreement or any other agreement contemplated by this Agreement and to make any decision pursuant to the authority prescribed in this Agreement, so long as such action is reasonably believed by the General Partner to be in, or not inconsistent with, the best interests of the Partnership.

Section 6.11 Title to Partnership Assets.

Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner or Assignee, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name: of the Partnership, the General Partner, one or more of its Affiliates, or one or more nominees, as the General Partner may determine. The General Partner hereby declares and warrants that any Partnership assets for which record title is held in the name of the General Partner or one or more of its Affiliates or one or more nominees shall be held by the General Partner or such Affiliate or nominee for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided,

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however, that the General Partner shall use its reasonable efforts to cause record title to such assets (other than those assets in respect of which the General Partner determines that the expense and difficulty of conveyancing makes transfer of record title to the Partnership impracticable) to be vested in the Partnership as soon as reasonably practicable; provided that, prior to the withdrawal or removal of the Withdrawing General Partner or as soon thereafter as practicable, the General Partner shall use reasonable efforts to effect the transfer of record title to the Partnership and prior to any such transfer, will provide for the use of such assets in a manner satisfactory to the Partnership. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such Partnership assets is held. The Withdrawing General Partner covenants and agrees that on the Second A&R Effective Date, the Partnership Group shall have all licenses, permits, certificates. franchises, or other governmental authorizations or permits necessary for the ownership of their properties or for the conduct of their businesses, except for such licenses, permits, certificates, franchises, or other governmental authorizations or permits, failure to have obtained which will not, individually or in the aggregate, have a material adverse effect on the Partnership Group.

Section 6.12 Purchase or Sale of Units.

The General Partner may cause the Partnership to purchase or otherwise acquire Units with cash or property from any source, including Interim Capital Transactions. As long as Units are held by any Group Member, such Units shall not be considered Outstanding for any purpose, except as otherwise provided herein. The General Partner or any Affiliate of the General Partner (other than a Group Member) may also purchase or otherwise acquire and sell or otherwise dispose of Units for its own account, subject to the provisions of Articles XI and XII.

Section 6.13 Registration Rights.

(a) If (i) the General Partner or any Affiliate of the General Partner (including for purposes of this Section 6.13, any Person that is an Affiliate of the General Partner at the date hereof notwithstanding that it may later cease to be an Affiliate of the General Partner) holds Units or other Partnership Securities that it desires to sell and (ii) Rule 144 of the Securities Act (or any successor rule or regulation to Rule 144) or another exemption from registration is not available to enable such holder of Units (the “Holder”) to dispose of the number of Units or other Partnership Securities it desires to sell at the time it desires to do so without registration under the Securities Act, then upon the request of the General Partner or any of its Affiliates, the Partnership shall file with the Commission as promptly as practicable after receiving such request, and use all reasonable efforts to cause to become effective and remain effective for a period of not less than six months following its effective date or such shorter period as shall terminate when all Units or other Partnership Securities covered by such registration statement have been sold, a registration statement under the Securities Act registering the offering and sale of the number of Units or other Partnership Securities specified by the Holder, provided however, that the Partnership shall not be required to effect more than three registrations pursuant to this Section 6.13(a); and provided, further, however, that if the Conflicts Committee determines in its good faith judgment that a postponement of the requested registration for up to six months would be in the best interests of the Partnership and its Partners due to a pending transaction, investigation or other event, the filing of such registration statement or the effectiveness thereof may be deferred for up to six months, but not thereafter. In connection with any registration pursuant to the immediately preceding sentence, the Partnership shall promptly prepare and file (x) such documents as may be necessary to register or qualify the Partnership Securities subject to such registration under the securities laws of such states as the Holder shall reasonably request: provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Partnership would become subject to general service of process or to taxation or qualification to do business as a foreign corporation or partnership doing business in such jurisdiction, and (y) such documents as may be necessary to apply for listing or to list the Partnership Securities subject to such registration on such National Securities Exchange as the Holder shall reasonably request, and do any and all other acts and things that may reasonably be necessary or advisable to enable the Holder to consummate a public sale of such Units in such states. Except as set forth in Section 6.13(c), all costs and expenses of any such registration and offering (other than the underwriting discounts and commissions) shall be paid by the Partnership, without reimbursement by the Holder.

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(b) If the Partnership shall at any time propose to file a registration statement under the Securities Act for an offering of equity securities of the Partnership for cash (other than an offering relating solely to an employee benefit plan), the Partnership shall use all reasonable efforts to include such number or amount of Partnership Securities held by the Holder in such registration statement as the Holder shall request. If the proposed offering pursuant to this Section 6.13(b) shall be an underwritten offering, then, in the event that the managing underwriter of such offering advises the Partnership and the Holder in writing that in its opinion the inclusion of all or some of the Holder’s Partnership Securities would adversely and materially affect the success of the offering, the Partnership shall include in such offering only that number or amount, if any, of Partnership Securities held by the Holder which, in the opinion of the managing underwriter, will not so adversely and materially affect the offering. Except as set forth in Section 6.13(c), all costs and expenses of any such registration and offering (other than the underwriting discounts and commissions) shall be paid by the Partnership, without reimbursement by the Holder.

(c) If underwriters are engaged in connection with any registration referred to in Section 6.13(a), the Partnership shall provide indemnification, representations, covenants, opinions and other assurance to the underwriters in form and substance reasonably satisfactory to such underwriters. Further, in addition to and not in limitation of the Partnership’s obligation under Section 6.7, the Partnership shall, to the fullest extent permitted by law, indemnify and hold harmless the Holder, its officers, directors, and each Person who controls the Holder (within the meaning of the Securities Act) and any agent thereof (collectively, “Indemnified Persons”) against :any losses, claims, demands, actions, causes of action, assessments, damages, liabilities (joint or several), costs and expenses (including interest, penalties and reasonable attorneys’ fees and disbursements), resulting to, imposed upon, or incurred by the Indemnified Persons, directly or indirectly, under the Securities Act or otherwise (hereinafter referred to in this Section 6.13(c) as a “claim” and in the plural as “claims”) based upon, arising out of or resulting from any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which any Units were registered under the Securities Act or any state securities or Blue Sky laws, in any preliminary prospectus (if used prior to the effective date of such registration statement), or in any summary or final prospectus or in any amendment or supplement thereto (if used during the period the Partnership is required to keep the registration statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, however, that the Partnership shall not be liable to any Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary, summary or final prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of such Indemnified Person specifically for use in the preparation thereof.

(d) The provisions of Section 6.13(a) and (b) shall continue to be applicable with respect to the General Partner (and any of the General Partner’s Affiliates) (including the Withdrawing General Partner) after it ceases to be a Partner of the Partnership, during a period of two years subsequent to the effective date of such cessation and for so long thereafter as is required for the Holder to sell all of the Units or other Partnership Securities with respect to which it has requested during such two year period that a registration statement be filed; provided however, that the Partnership shall not be required to file successive registration statements covering the same Partnership Securities for which registration was demanded during such two-year period. The provisions of Section 6.13(c) shall continue in effect thereafter.

(e) Any request to register Partnership Securities pursuant to this Section 6.13 shall (i) specify the Partnership Securities intended to be offered and sold by the Person making the request, (ii) express such Person’s present intent to offer such Partnership Securities for distribution, (iii) describe the nature or method of the proposed offer and sale of Partnership Securities, and (iv) contain the undertaking of such Person to provide all such information and materials and take all action as may be required in order to permit the Partnership to comply with all applicable requirements in connection with the registration of such Partnership Securities.

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Section 6.14 Reliance by Third Parties.

Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner and any officer of the Partnership authorized by the General Partner to act on behalf of and in the name of the Partnership has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner or any such officer as if it were the Partnership’s sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner or any such officer in connection with any such dealing. In no event shall any Person dealing with the General Partner or any such officer or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or any such officer or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or any such officer or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

ARTICLE VII

RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

Section 7.1 Limitation of Liability.

The Limited Partners, the Organizational Limited Partner and the Assignees shall have no liability under this Agreement except as expressly provided in this Agreement or the Delaware Act.

Section 7.2 Management of Business.

No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner or any of its Affiliates, in its capacity as such, if such Person shall also be a Limited Partner or Assignee) shall participate in the operation, management or control (within the meaning of the Delaware Act) of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any member, officer, director, employee, partner, agent or trustee of the General Partner or any of its Affiliates, in its capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

Section 7.3 Outside Activities.

Subject to the provisions of Section 6.5, which shall continue to be applicable to the Persons referred to therein, regardless of whether such Persons shall also be Limited Partners or Assignees, any Limited Partner or Assignee shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership Group. Neither the Partnership nor any of the other Partners or Assignees shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee.

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Section 7.4 Return of Capital.

No Limited Partner or Assignee shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Partnership may be considered as such by law and then only to the extent provided for in this Agreement. Except to the extent provided by Article V or as otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions. Any such return shall be a compromise to which all Partners and Assignees agree within the meaning of Section  17-502(b) of the Delaware Act.

Section 7.5 Rights of Limited Partners to the Partnership.

(a) In addition to other rights provided by this Agreement or by applicable law, and except as limited by Section 7.5(b), each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner’s interest as a limited partner in the Partnership, upon reasonable demand and at such Limited Partner’s own expense:

(i) to obtain true and full information regarding the status of the business and financial condition of the Partnership;

(ii) promptly after becoming available, to obtain a copy of the Partnership’s federal, state and local tax returns for each year;

(iii) to have furnished to him, upon notification to the General Partner, a current list of the name and last known business, residence or mailing address of each Partner;

(iv) to have furnished to him, upon notification to the General Partner, a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with a copy of the executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed;

(v) to obtain true and full information regarding the amount of cash and a description and statement of the Net Agreed Value of any other Capital Contribution by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner; and

(vi) to obtain such other information regarding the affairs of the Partnership as is just and reasonable.

(b) The General Partner may keep confidential from the Limited Partners and Assignees for such period of time as the General Partner deems reasonable, (i) any information that the General Partner reasonably believes to be in the nature of trade secrets or (ii) other information the disclosure of which the General Partner in good faith believes (A) is not in the best interests of the Partnership Group, (B) could damage the Partnership Group or (C) that any Group Member is required by law or by agreements with third parties to keep confidential (other than agreements with Affiliates the primary purpose of which is to circumvent the obligations set forth in Section 7.5).

ARTICLE VIII

BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 8.1 Records and Accounting.

The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership’s business, including all books and records necessary to

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provide to the Limited Partners any information required to be provided pursuant to Section 7.5(a). Any books and records maintained by or on behalf of the Partnership in the regular course of its business, including the record of the Record Holders and Assignees of Units or other Partnership Securities, books of account and records of Partnership proceedings, may be kept on, or be in the form of, computer disks, hard drives, punch cards, magnetic tape, photographs, micrographics or any other information storage device; provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with generally accepted accounting principles.

Section 8.2 Fiscal Year.

The fiscal year of the Partnership shall be October 1 to September 30.

Section 8.3 Reports.

(a) As soon as practicable, but in no event later than 120 days after the close of each fiscal year of the Partnership, the General Partner shall make available to each Record Holder of a Unit as of a date selected by the General Partner in its sole discretion (and shall cause to be mailed to each such Unitholder upon their request) an annual report containing financial statements of the Partnership for such fiscal year of the Partnership, presented in accordance with generally accepted accounting principles, including a balance sheet and statements of operations, Partners’ equity and cash flows, such statements to be audited by a firm of independent public accountants selected by the General Partner.

(b) As soon as practicable, but in no event later than 90 days after the close of each Quarter except the last Quarter of each fiscal year, the General Partner shall make available to each Record Holder of a Unit, as of a date selected by the General Partner in its sole discretion (and shall cause to be mailed to each such Unitholder upon their request) a report containing unaudited financial statements of the Partnership and such other information as may be required by applicable law, regulation or rule of any National Securities Exchange on which the Units are listed for trading, or as the General Partner determines to be necessary or appropriate.

ARTICLE IX

TAX MATTERS

Section 9.1 Tax Returns and Information.

The General Partner shall timely file all returns of the Partnership that are required for federal, state and local income tax purposes on the basis of the accrual method and a taxable year ending on December 31. For taxable years ending on or prior to the Effective Date, the tax information reasonably required by Record Holders for federal and state income tax reporting purposes with respect to a taxable year shall be furnished to them within 90 days of the close of the calendar year in which the Partnership’s taxable year ends. The classification, realization and recognition of income, gain, losses and deductions and other items shall be on the accrual method of accounting for federal income tax purposes.

Section 9.2 Tax Elections.

(a) The authorized officers of the Partnership are authorized to make the Tax Election, and such election has been made.

(b) Except as otherwise provided herein, the General Partner shall determine whether the Partnership should make any other elections permitted by the Code.

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Section 9.3 Tax Controversies.

For taxable years ending on or prior to the Effective Date and subject to the provisions hereof, the General Partner is designated as the Tax Matters Partner (as defined in Section 6231 of the Code). The General Partner is authorized and required to represent the Partnership (at the Partnership’s expense) in connection with all examinations of the Partnership’s affairs by tax authorities, including resulting administrative and judicial proceedings and to expend Partnership funds for professional services and costs associated therewith. Each Partner agrees to cooperate with the General Partner and to do or refrain from doing any or all things reasonably required by the General Partner to conduct such proceedings.

Section 9.4 Withholding.

Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines in its sole discretion to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state, or local law including, without limitation, pursuant to Sections 1441, l442, 1445 and 1446 of the Code. To the extent that the Partnership is required or elects to withhold and pay over to any taxing authority any amount resulting from a distribution or payment to or for the benefit of any Partner, the General Partner may treat the amount withheld as a distribution pursuant to Article V in the amount of such withholding from such Partner.

ARTICLE X

CERTIFICATES

Section 10.1 Certificates.

Upon the Partnership’s issuance of Common Units to any Person, the Partnership shall issue one or more Certificates in the name of such Person evidencing the number of such Units being so issued. Certificates shall be executed on behalf of the Partnership by the General Partner. No Common Unit Certificate shall be valid for any purpose until it has been countersigned by the Transfer Agent, provided, however, that if the General Partner elects to issue Units in global form, the Certificates shall be valid upon receipt of a certificate from the Transfer Agent certifying that such Units have been duly registered in accordance with the directions of the Partnership and the Underwriters.

Section 10.2 Registration. Registration of Transfer and Exchange.

(a) The General Partner shall cause to be kept on behalf of the Partnership a register in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 10.2(b), the General Partner will provide for the registration and transfer of Units. The Transfer Agent is hereby appointed registrar and transfer agent for the purpose of registering Common Units and transfers of such Units as herein provided. The Partnership shall not recognize transfers of Certificates representing Units unless such transfers are effected in the manner described in this Section 10.2. Upon surrender for registration of transfer of any Units evidenced by a Certificate, and subject to the provisions of Section 10.2(b), the General Partner on behalf of the Partnership shall execute, and the Transfer Agent shall countersign and deliver (or, in the case of Units issued in global form, register in accordance with the rules and regulations of the Depositary), in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Certificates evidencing the same aggregate number of Units as was evidenced by the Certificate so surrendered.

(b) Except as otherwise provided in Section 11.5, the Partnership shall not recognize any transfer of Units until the Certificates evidencing such Units are surrendered for registration of transfer and such Certificates are accompanied by a Transfer Application duly executed by the transferee (or the transferee’s attorney-in-fact

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duly authorized in writing). No charge shall be imposed by the Partnership for such transfer; provided, that as a condition to the issuance of any new Certificate under this Section 10.2, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto.

Section 10.3 Mutilated, Destroyed, Lost or Stolen Certificates.

(a) If any mutilated Certificate is surrendered to the Transfer Agent, the General Partner on behalf of the Partnership shall execute, and upon its request the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number of Units as the Certificate so surrendered

(b) The General Partner on behalf of the Partnership shall execute, and upon its request the Transfer Agent shall countersign and deliver (or, in the case of Units issued in global form, register in accordance with the rules and regulations of the Depositary) a new Certificate in place of any Certificate previously issued if the Record Holder of the Certificate:

(i) makes proof by affidavit, in form and substance satisfactory to the General Partner, that a previously issued Certificate has been lost, destroyed or stolen;

(ii) requests the issuance of a new Certificate before the Partnership has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii) if requested by the General Partner, delivers to the Partnership a bond, in form and substance satisfactory to the General Partner with surety sureties and with fixed or open penalty as the General Partner may reasonably direct, in its sole discretion, to indemnify the Partnership, the General Partner and the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

(iv) satisfies any other reasonable requirements imposed by the General Partner.

If a Limited Partner or Assignee fails to notify the Partnership within a reasonable time after he has notice of the loss, destruction or theft of a Certificate, and a transfer of the Units representing Limited Partner Interests represented by the Certificate is registered before the Partnership, the General Partner or the Transfer Agent receives such notification, the Limited Partner or Assignee shall be precluded from making any claim against the Partnership, the General Partner or the Transfer Agent for such transfer or for a new Certificate.

(c) As a condition to the issuance of any new Certificate under this Section 10.3, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed, in relation, thereto and any other expenses (including the fees and expenses of the Transfer Agent) reasonably connected therewith.

Section 10.4 Record Holders.

In accordance with Section 10.2(b), the Partnership shall be entitled to recognize the Record Holder as the Limited Partner or Assignee with respect to any Units and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Units on the part of any other Person, regardless of whether the Partnership shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are listed for trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Units, as between the Partnership on the one hand, and such other Persons, on the other, such representative Person (a) shall be the Limited Partner or Assignee (as the case may be) of record and beneficially, (b) must execute and deliver a Transfer Application and (c) shall be bound by this Agreement and shall have the rights and obligations of a Limited Partner or Assignee (as the case may be) hereunder and as provided for herein.

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ARTICLE XI

TRANSFER OF INTERESTS

Section 11.1 Transfer.

(a) The term “transfer,” when used in this Agreement with respect to a Partnership Interest, shall be deemed to refer to a transaction (i) by which the General Partner assigns its General Partner Units to another Person and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise or (ii) by which the holder of a Limited Partner Interest assigns such Limited Partner Interest to another Person who is or becomes a Limited Partner, and includes a sale, assignment, gift, exchange or any other disposition by law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage.

(b) No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article XI. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article XI shall be null and void.

(c) Nothing contained in this Article XI shall be construed to prevent a disposition by the members of the General Partner of any or all of the issued and outstanding member interests in the General Partner.

(d) Nothing contained in this Article XI, or elsewhere in this Partnership Agreement, shall preclude the settlement of any transactions involving Units entered into through the facilities of any National Securities Exchange on which the Units are listed for trading.

Section 11.2 Transfer of a General Partner’s Partnership Interest.

Notwithstanding anything herein to the contrary, no transfer by the General Partner of all or any part of its General Partner Interest to another Person shall be permitted unless (i) the transferee agrees to assume the rights and duties of the General Partner under this Agreement and to be bound by the provisions of this Agreement, (ii) the Partnership receives an Opinion of Counsel that such transfer would not result in the loss of limited liability of any Limited Partner or of any limited partner of any Group Member and (iii) such transferee also agrees to purchase all (or the appropriate portion thereof, if applicable) of the partnership interest of the General Partner as the general partner of each Group Member. In the case of a transfer pursuant to and in compliance with this Section 11.2, the transferee or successor (as the case may be) shall, subject to compliance with the terms of Section 12.3, be admitted to the Partnership as a General Partner immediately prior to the transfer of the General Partner Interest, and the business of the Partnership shall continue without dissolution.

Section 11.3 Transfer of Units.

(a) Units may be transferred only in the manner described in Article X. The transfer of any Units and the admission of any new Partner shall not constitute an amendment to this Agreement.

(b) Until admitted as a Substituted Limited Partner pursuant to Article XII, the Record Holder of a Unit shall be an Assignee in respect of such Unit. Limited Partners may. include custodians, nominees, or any other individual or entity in its own or any representative capacity.

(c) Each distribution in respect of Units shall be paid by the Partnership, directly or through the Transfer Agent or through any other Person or agent, only to the Record Holders thereof as of the Record Date set for the distribution. Such payment shall constitute full payment and satisfaction of the Partnership’s liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

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(d) A transferee who has completed and delivered a Transfer Application shall be deemed to have (i) requested admission as a Substituted Limited Partner, (ii) agreed to comply with and be bound by and to have executed this Agreement, (iii) represented and warranted that such transferee has the right, power and authority and, if an individual, the capacity to enter into this Agreement, (iv) granted the powers of attorney set forth in this Agreement and (v) given the consents and approvals and made the waivers contained in this Agreement.

Section 11.4 Restrictions on Transfers.

Notwithstanding the other provisions of this Article XI, no transfer of any Unit or interest therein of any Limited Partner or Assignee shall be made if such transfer would (a) violate the then applicable federal or state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authorities with jurisdiction over such transfer or (b) affect any Group Member’s existence or qualification as a limited partnership under the laws of the jurisdiction of its formation.

Section 11.5 Citizenship Certificates; Non-citizen Assignees.

(a) If any Group Member is or becomes subject to any federal, state or local law or regulation that, in the reasonable determination of the General Partner, creates a substantial risk of cancellation or forfeiture of any property in which the Group Member has an interest based on the nationality, citizenship or other related status of a Limited Partner or Assignee, the General Partner may request any Limited Partner or Assignee to furnish to the General Partner, within 30 days after receipt of such request, an executed Citizenship Certification or such other information concerning his nationality, citizenship or other related status (or, if the Limited Partner or Assignee is a nominee holding for the account of another Person, the nationality, citizenship or other related status of such Person) as the General Partner may request. If a Limited Partner or Assignee fails to furnish to the General Partner within the aforementioned 30-day period such Citizenship Certification or other requested information or if upon receipt of such Citizenship Certification or other requested information the General Partner determines, with the advice of counsel, that a Limited Partner or Assignee is not an Eligible Citizen, the Units owned by such Limited Partner or Assignee shall be subject to redemption in accordance with the provisions of Section 11.6. In addition, the General Partner may require that the status of any such Limited Partner or Assignee be changed to that of a Non-citizen Assignee and, thereupon, the General Partner shall be substituted for such non-citizen Assignee as the Limited Partner in respect of his Units.

(b) The General Partner shall, in exercising voting rights in respect of Units held by it on behalf of Non-citizen Assignees, distribute the votes in the same ratios as the votes of Limited Partners in respect of Units other than those of Non-citizen Assignees are cast, either for, against or abstaining as to the matter.

(c) Upon dissolution of the Partnership, a Non-citizen Assignee shall have no right to receive a distribution in kind pursuant to Section 14.4 but shall be entitled to the cash equivalent, thereof, and the General Partner shall provide, cash in exchange for an assignment of the Non-citizen Assignee’s share of the distribution in kind. Such payment and assignment shall be treated for Partnership purposes as a purchase by the General Partner from the Non-citizen Assignee of his Partnership Interest (representing his right to receive his share of such distribution in kind).

(d) At any time after he can and does certify that he has become an Eligible Citizen, a Non-citizen Assignee may, upon application to the General Partner, request admission as a Substituted Limited Partner with respect to any Units of such Non-citizen Assignee not redeemed pursuant to Section 11.6, and upon his admission pursuant to Section 12.2, the General Partner shall cease to be deemed to be the Limited Partner in respect of the Non-citizen Assignee’s Units.

Section 11.6 Redemption of Interests.

(a) If at any time a Limited Partner or Assignee fails to furnish a Citizenship Certification or other information requested within the 30-day period specified in Section 11.5(a), or if upon receipt of such

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Citizenship Certification or other information the General Partner determines, with the advice of counsel, that a Limited Partner or Assignee is not an Eligible Citizen, the Partnership may, unless the Limited Partner or Assignee establishes to the satisfaction of the General Partner that such Limited Partner or Assignee is an Eligible Citizen or has transferred his Units to a Person who furnishes a Citizenship Certification to the General Partner prior to the date fixed for redemption as provided below, redeem the Partnership Interest of such Limited Partner or Assignee as follows:

(i) The General Partner shall, not later than the 30th day before the date fixed for redemption, give notice of redemption to the Limited Partner or Assignee at his last address designated on the records of the Partnership or the Transfer Agent, by registered or certified mail, postage prepaid. The notice shall be deemed to have been given when so mailed. The notice shall specify the Redeemable Units, the date fixed for redemption, the place of payment, that payment of the redemption price will be made upon surrender of the Certificate evidencing the Redeemable Units and that on and after the date fixed for redemption no further allocations or distributions to which the Limited Partner or Assignee would otherwise be entitled in respect of the Redeemable Units will accrue or be made.

(ii) The aggregate redemption price for Redeemable Units shall be an amount equal to the Current Market Price (the date of determination of which shall be the date fixed for redemption) of Units of the class to be so redeemed multiplied by the number of Units of each such class included among the Redeemable Units. The redemption price shall be paid in the sole discretion of the General Partner, in cash or by delivery of a promissory note of the Partnership in the principal amount of the redemption price, bearing interest at the rate of 10% annually and payable in three equal annual installments of principal together with accrued interest, commencing one year after the redemption date.

(iii) Upon surrender by or on behalf of the Limited Partner or Assignee, at the place specified in the notice of redemption, of the Certificate evidencing the Redeemable Units, duly endorsed in blank or accompanied by an assignment duly executed in blank, the Limited Partner or Assignee or his duly authorized representative shall be entitled to receive the payment therefor.

(iv) After the redemption date, Redeemable Units shall no longer constitute issued and Outstanding Units.

(b) The provisions of this Section 11.6 shall also be applicable to Units held by a Limited Partner or Assignee as nominee of a Person determined to be other than an Eligible Citizen.

(c) Nothing in this Section 11.6 shall prevent the recipient of a notice of redemption from transferring his Units before the redemption date if such transfer is otherwise permitted under this Agreement. Upon receipt of notice of such a transfer, the General Partner shall withdraw the notice of redemption, provided the transferee of such Units certifies in the Transfer Application that he is an Eligible Citizen. If the transferee fails to make such certification, such redemption shall be effected from the transferee on the original redemption date.

ARTICLE XII

ADMISSION OF PARTNERS

Section 12.1 Admission of Initial Limited Partners.

Upon the issuance by the Partnership of the Old Subordinated Units to the Initial General Partner in connection with the Initial Offering, the Initial General Partner was admitted to the Partnership as a Limited Partner. Upon the issuance by the Partnership of Common Units to the Initial Underwriters in connection with the Initial Offering and the execution by the Initial Under writers of a Transfer Application, the Initial Underwriters were admitted to the Partnership as Initial Limited Partners.

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Section 12.2 Admission of Substituted Limited Partners

By transfer of a Unit representing a Limited Partner Interest in accordance with Article XI, the transferor shall be deemed to have given the transferee the right to seek admission as a Substituted Limited Partner subject to the conditions of, and in the manner permitted under, this Agreement. A transferor of a Certificate representing a Limited Partner Interest shall, however, only have the authority to convey to a purchaser or other transferee who does not execute and deliver a Transfer Application (a) the right to negotiate such Certificate to a purchaser or other transferee and (b) the right to transfer the right to request admission as a Substituted Limited Partner to such purchaser or other transferee in respect of the transferred Units. Each transferee of a Unit representing a Limited Partner Interest (including any nominee holder or an agent acquiring such Unit for the account of another Person) who executes and delivers a Transfer Application shall, by virtue of such execution and delivery, be an Assignee and be deemed to have applied to become a Substituted Limited Partner with respect to the Units so transferred to such Person. Such Assignee shall become a Substituted Limited Partner (x) at such time as the General Partner consents thereto, which consent may be given or withheld in the General Partner’s sole discretion, and (y) when any such admission is shown on the books and records of the Partnership. If such consent is withheld, such transferee shall be an Assignee. An Assignee shall have an interest in the Partnership equivalent to that of a Limited Partner with respect to allocations and distributions, including liquidating distributions, of the Partnership. With respect to voting rights attributable to Units that are held by Assignees, the General Partner shall be deemed to be the Limited Partner with respect thereto and shall, in exercising the voting rights in respect of such Units on any matter vote such Units at the written direction of the Assignee who is the Record Holder of such Units. If no such written direction is received, such Units will not be voted. An Assignee shall have no other rights of a Limited Partner.

Section 12.3 Admission of General Partner.

On the Second A&R Effective Date, the General Partner was admitted to the Partnership as successor to the Withdrawing General Partner immediately prior to the Withdrawing General Partner’s withdrawal pursuant to Section 4.4(d). A successor General Partner approved pursuant to Section 13.1 or 13.2 or the transferee of or successor to all the General Partner Interest pursuant to Section 11.2 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to the withdrawal or removal of the General Partner pursuant to Section 13.1 or 13.2 or the transfer of the General Partner Interest pursuant to Section 11.2; provided, however, that no such successor shall be admitted to the Partnership until compliance with the terms of Section 11.2 has occurred and such successor has executed and delivered such other documents or instruments as may be required to effect such admission. Any such successor shall, subject to the terms hereof, carry on the business of the Partnership without dissolution.

Section 12.4 Admission of Additional Limited Partners.

(a) A Person (other than the General Partner, an Initial Limited Partner or a Substituted Limited Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including the power of attorney granted in Section 1.4, and (ii) such other documents or instruments as may be required in the discretion of the General Partner to effect such Person’s admission as an Additional Limited Partner.

(b) Notwithstanding anything to the contrary in this Section 12.4, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner’s sole discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded as such in the books and records of the Partnership, following the consent of the General Partner to such admission.

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Section 12.5 Amendment of Agreement and Certificate of Limited Partnership.

To effect the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Delaware Act to amend the records of the Partnership to reflect such admission and, if necessary, to prepare as soon as practical an amendment of this Agreement and, if required by law, to prepare and file an amendment to the Certificate of Limited Partnership, and the General Partner may for this purpose, among others, exercise the power of attorney granted pursuant to Section 1.4.

ARTICLE XIII

WITHDRAWAL OR REMOVAL OF PARTNERS

Section 13.1 Withdrawal of the General Partner.

(a) The General Partner shall be deemed to have withdrawn from the Partnership upon the occurrence of any one of the following events (each such event herein referred to as an “Event of Withdrawal”);

(i) the General Partner voluntarily withdraws from the Partnership by giving written notice to the other Partners;

(ii) the General Partner transfers all of his rights as General Partner pursuant to Section 11.2;

(iii) the General Partner is removed pursuant to Section 13.2;

(iv) the General Partner (A) makes a general assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition for relief under Chapter 7 of the United States Bankruptcy Code; (C) files a petition or answer seeking for itself a liquidation, dissolution or similar relief (but not a reorganization) under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General Partner in a proceeding of the type described in clauses (A)-(C) of this Section 13.1(a)(iv); or (E) seeks, consents to or acquiesces in the appointment of a trustee (but not a debtor in possession), receiver or liquidator of the General Partner or of all or any substantial part of its properties;

(v) a final and non-appealable order of relief under Chapter 7 of the United States Bankruptcy Code is entered by a court with appropriate jurisdiction pursuant to a voluntary or involuntary petition by or against the General Partner; or

(vi) a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation or formation.

If an Event of Withdrawal specified in Section 13.l(a)(iv), (v) or (vi) occurs, the withdrawing General Partner shall give notice to the Limited Partners within 30 days after such occurrence. The Partners hereby agree that only the Events of Withdrawal described in this Section 13.1 shall result in the withdrawal of the General Partner from the Partnership.

(b) Withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall not constitute a breach of this Agreement under the following circumstances: (i) the General Partner voluntarily withdraws by giving at least 90 days’ advance notice to the Limited Partners, such withdrawal to take effect on the date specified in such notice; or (ii) at any time that the General Partner ceases to be a General Partner pursuant to Section 13.1(a)(ii) or is removed pursuant to Section 13.2. The withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall also constitute the withdrawal of the General Partner as general partner of the other Group Members. If the General Partner gives a notice of withdrawal pursuant to Section 13.1(a)(i), holders of a Unit Majority may, prior to the effective date of such withdrawal, elect a successor General Partner. The Person so elected as successor General Partner shall

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automatically become the successor general partner of the other Group Members. If, prior to the effective date of the General Partner’s withdrawal, a successor is not selected by the Limited Partners as provided herein, the Partnership shall be dissolved in accordance with Section 14.1. Any successor General Partner elected in accordance with the terms of this Section 13.1 shall be subject to the provisions of Section 12.3.

(c) On the Second A&R Effective Date, the General Partner was admitted to the Partnership as the successor to the Withdrawing General Partner immediately prior to its withdrawal pursuant to Section 4.4(d). At such time, the withdrawal of the Withdrawing General Partner as general partner of the Partnership shall be effective and any notice of such withdrawal required by this Article XIII shall be waived.

Section 13.2 Removal of the General Partner.

The General Partner may be removed if such removal is approved by Limited Partners holding at least two-thirds of the Outstanding Units voting together as a single class (excluding those Units held by the General Partner and its Affiliates). Any such action by such Limited Partners for removal of the General Partner must also provide for the election of a successor General Partner by Limited Partners holding at least a majority of the Outstanding Units (excluding for purposes of such determination Units owned by the General Partner and its Affiliates). Such removal shall be effective immediately following the admission of a successor General Partner pursuant to Article XII. The removal of the General Partner shall also automatically constitute the removal of the General Partner as general partner of the other Group Members. If a person is elected as a successor General Partner in accordance with the terms of this Section 13.2, such person shall, upon admission pursuant to Article XII, automatically become the successor general partner of the other Group Members. The right of the Limited Partners holding Outstanding Units to remove the General Partner shall not exist or be exercised unless the Partnership has received an Opinion of Counsel that such removal would not result in the loss of the limited liability of any Limited Partner or of the limited partner of any Group Member. Any successor General Partner elected in accordance with the terms of this Section 13.2 shall be subject to the provisions of Section 12.3.

Section 13.3 Interest of Departing Partner and General Partner.

(a) In the event of (i) withdrawal of the General Partner under circumstances where such withdrawal does not violate this Agreement or (ii) removal of the General Partner by the Limited Partners under circumstances where Cause does not exist, if a successor General Partner is elected in accordance with the terms of Section 13.1 or 13.2, the Departing Partner shall have the option exercisable prior to the effective date of the departure of such Departing Partner to require its successor to purchase its Partnership Interest as a general partner in the Partnership (which is represented by the General Partner Units) and its partnership interest as the general partner in the other Group Members (collectively, the “Combined Interest”) in exchange for an amount in cash equal to the fair market value of such Combined Interest, such amount to be determined and payable as of the effective date of its departure. For purposes of this Section 13.3, the Withdrawing General Partner hereby waives the right to require the General Partner to purchase its Combined Interest. If the General Partner is removed by the Limited Partners under circumstances where Cause exists or if the General Partner withdraws under circumstances where such withdrawal violates this agreement, and if a successor General Partner is elected in accordance with the terms of Section 13.1 or 13.2, such successor shall have the option, exercisable prior to the effective date of the departure of such Departing Partner, to purchase the Combined Interest of the Departing Partner for such fair market value of such Combined Interest. In either event, the Departing Partner shall be entitled to receive all reimbursements due such Departing Partner pursuant to Section 6.4, including any employee-related liabilities (including severance liabilities), incurred in connection with the termination of any employees employed by the General Partner for the benefit of the Partnership or the other Group Members.

For purposes of this Section 13.3(a), the fair market value of the Departing Partner’s Combined Interest shall be determined by agreement between the Departing Partner and its successor or, failing agreement within 30 days after, the effective date of such Departing Partners departure, by an independent investment banking firm or other independent expert selected by the Departing Partner and its successor, which, in turn, may rely on other

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experts and the determination of which shall be conclusive as to such matter. If such parties cannot agree upon one independent investment banking firm or other independent expert within 45 days after the effective date of such departure, then the Departing Partner shall designate an independent investment banking firm or other independent expert, the Departing Partner’s successor shall designate an independent investment banking firm or other independent expert, and such firms or experts shall mutually select a third independent investment banking firm or independent expert, which shall determine the fair market value of the Combined Interest. In making its determination, such independent investment banking firm or other independent expert shall consider the then current trading price of Units on any National Securities Exchange on which Units are then listed, the value of the Partnership’s assets, the rights and obligations of the General Partner and other factors it may deem relevant.

(b) If the Combined Interest is not purchased in the manner set forth in Section 13.3(a), the Departing Partner shall become a Limited Partner and the Combined Interest shall be converted into Common Units pursuant to a valuation made by an investment banking firm or other independent expert selected pursuant to Section 13.3(a), without reduction in such Partnership Interest (but subject to proportionate dilution by reason of the admission of its successor). Any successor General Partner shall indemnify the Departing Partner as to all debts and liabilities of the Partnership arising on or after the date on which the Departing Partner becomes a Limited Partner. For purposes of this Agreement, conversion of the General Partner’s Combined Interest to Common Units will be characterized as if the General Partner contributed its Combined Interest to the Partnership in exchange for the newly issued Common Units.

(c) If a successor General Partner is elected in accordance with the terms of Section 13.1 or 13.2 and the option described in Section 13.3(a) is not exercised by the party entitled to do so, the successor General Partner shall, at the effective date of its admission to the Partnership, contribute to the Partnership cash in an amount equal to the fair market value of the Combined Interest on such date. In such event, such successor General Partner shall, subject to the following sentence, be entitled to such Percentage Interest of all Partnership allocations and distributions and any other allocations and distributions to which the Departing Partner was entitled.

Section 13.4 Withdrawal of Limited Partners.

No Limited Partner shall have any right to withdraw from the Partnership; provided however, that when a transferee of a Limited Partner’s Units becomes a Record Holder, such transferring Limited Partner shall cease to be a Limited Partner with respect to the Units so transferred.

ARTICLE XIV

DISSOLUTION AND LIQUIDATION

Section 14.1 Dissolution.

The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the removal or withdrawal of the General Partner, if a successor General Partner is elected pursuant to Section 13.1 or 13.2, the Partnership shall not be dissolved and such successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and (subject to Section 14.2) its affairs shall be wound up, upon:

(a) the expiration of its term as provided in Section 1.5;

(b) an Event of Withdrawal of the General Partner as provided in Section 13.1(a) (other than Section 13.1(a)(ii)), unless a successor is elected and an Opinion of Counsel is received as provided in Section 13.1(b) or 13.2 and such successor is admitted to the Partnership pursuant to Section 12.3;

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(c) an election to dissolve the Partnership by the General Partner that is approved by holders of at least a Unit Majority;

(d) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Delaware Act; or

(e) the sale of all or substantially all of the assets and properties of the Partnership Group.

Section 14.2 Continuation of the Business of the Partnership After Dissolution.

Upon (a) dissolution of the Partnership following an Event of Withdrawal caused by the withdrawal or removal of the General Partner as provided in Section 13.1(a)(i) or (iii) and the failure of the Partners to select a successor to such Departing Partner pursuant to Section 13.1 or 13.2, then within 90 days thereafter, or (b) dissolution of the Partnership upon an event constituting an Event of Withdrawal as defined in Section 13.1(a)(iv), (v) or (vi), then, to the maximum extent permitted by law, within 180 days thereafter, holders of at least a majority of the Outstanding Units (excluding for purposes of such determination any Units held by the General Partner or its Affiliates) may elect to continue the business of the Partnership on the same terms and conditions set forth in this Agreement having as the successor general partner a Person approved by holders of at least a majority of the Outstanding Units (excluding for purposes of such determination any Units held by the General Partner or its Affiliates). Unless such an election is made within the applicable time period as set forth above, the Partnership shall conduct only activities necessary to wind up its affairs. If such an election is so made, then:

(i) the Partnership shall continue without dissolution until the end of the term set forth in Section 1.5 unless earlier dissolved in accordance with this Article XIV;

(ii) if the successor General Partner is not the former General Partner, then the interest of the former General Partner shall be dealt with in the manner provided in Section 13.3(b); and

(iii) the successor General Partner shall be admitted to the Partnership as General Partner, effective as of the Event of Withdrawal, by agreeing in writing to be bound by this Agreement; provided, that the right of holders of at least a majority of Outstanding Units to approve a successor General Partner and to reconstitute and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel that the exercise of the right would not result in the loss of limited liability of any Limited Partner.

Section 14.3 Liquidator.

Upon dissolution of the Partnership, unless the business of the Partnership is continued pursuant to Section 14.2, the General Partner, or in the event the dissolution is the result of an Event of Withdrawal, a liquidator or liquidating committee approved by holders of at least a majority of the Outstanding Units representing Limited Partner Interests, shall be the Liquidator. The Liquidator (if other than the General Partner) shall be entitled to receive such compensation for its services as may be approved by holders of at least a majority of the Outstanding Units representing Limited Partner Interests. The Liquidator shall agree not to resign at any time without 15 days’ prior notice and (if other than the General Partner) may be removed at any time, with or without cause, by notice of removal approved by holders of at least a majority of the Outstanding Units representing Limited Partner Interests. Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be approved by holders of at least a majority of the Outstanding Units representing Limited Partner Interests. The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly provided in this Article XIV, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any-of the parties hereto, all of

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the powers conferred upon the General Partner under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers other than the limitation on sale set forth in Section 6.3(b)) to the extent necessary or desirable in the good faith judgment of the Liquidator to carry out the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of the Liquidator to complete the winding up and liquidation of the Partnership as provided for herein.

Section 14.4 Liquidation.

The Liquidator shall proceed to dispose of the assets of the Partnership, discharge its liabilities, and otherwise wind up its affairs in such manner and over such period as the Liquidator determines to be in the best interest of the Partners, subject to the following:

(a) Disposition of Assets. The assets may be disposed of by public or private sale or by distribution in kind to one or more Partners on such terms as the Liquidator and such Partner or Partners may agree. If any property is distributed in kind, the Partner receiving the property shall be deemed for purposes of Section 14.4(c) to have received cash equal to its fair market value; and contemporaneously therewith, appropriate cash distributions must be made to the other Partners. For purposes of computing Net Termination Gain, gain or loss on distributed property shall be recognized as if such property had been sold for its fair market value.

(b) Discharge of Liabilities. Liabilities of the Partnership include amounts owed to Partners otherwise than in respect of their distribution rights under Article V. With respect to any liability that is contingent or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it thinks appropriate or establish a reserve of cash or other assets to provide for its payment. When paid, any unused portion of the reserve shall be distributed as additional liquidation proceeds.

(c) Liquidation Distributions. All property and all cash in excess of that required to discharge the liabilities provided in Section 14.4(b) shall be distributed to the Partners in accordance with, and to the extent of, the positive balances in their respective Capital Accounts, as determined after taking into account all Capital Account adjustments (other than those made by reason of this clause) for the taxable year of the Partnership during which the liquidation of the Partnership occurs (with such date of occurrence being determined pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(g)), and such distribution shall be made by the end of such taxable year (or, if later, within 90 days after said date of such occurrence). Notwithstanding the foregoing, (i) if the General Partner determines in its sole discretion that the positive balance in the Capital Account of any Limited Partner holding Common Units at the time of distributions pursuant to this Section 14.4(c) is less than the positive Capital Account balance such Limited Partner would have had at such time if the Tax Election had not been made, the General Partner shall have the authority if it deems necessary to adjust the allocations of Net Income and Net Loss (or items of Net Income and Net Loss) made pursuant to Section 5.1 for the taxable year of the Partnership during which the liquidation of the Partnership occurs to cause the positive balance in the Capital Account of each Limited Partner at the time of distributions pursuant to this Section 14.4(c) to not be materially different than the positive Capital Account balance such Limited Partner would have had at such time if the Tax Election had not been made; provided that in no event may the General Partner reduce the positive Capital Account balance of any Limited Partner holding Common Units at the time of distributions pursuant to this Section 14.4(c) and (ii) 50% of all distributions which the General Partner would be entitled to receive with respect to its general partner interest shall be retained by the Partnership to fund the Plan in accordance with the terms of the Plan.

Section 14.5 Cancellation of Certificate of Limited Partnership.

Upon the completion of the distribution of Partnership cash and property as provided in Sections 14.3 and 14.4 in connection with the liquidation of the Partnership, the Partnership shall be terminated and the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions

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other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

Section 14.6 Return of Capital Contributions.

The General Partner shall not be personally liable for, and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate, the return of the Capital Contributions of the Limited Partners, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

Section 14.7 Waiver of Partition.

To the maximum extent permitted by law, each Partner hereby waives any right to partition of the Partnership property.

Section 14.8 Capital Account Restoration.

No Limited Partner shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Partnership. The General Partner shall be obligated to restore any negative balance in its Capital Account upon liquidation of its interest in the Partnership by the end of the taxable year of the Partnership during which such liquidation occurs, or, if later, within 90 days after the date of such liquidation.

ARTICLE XV

AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE

Section 15.1 Amendment to be Adopted Solely by General Partner.

Each Limited Partner agrees that the General Partner (pursuant to its powers of attorney from the Limited Partners and Assignees), without the approval of any Limited Partner or Assignee, may amend any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

(a) a change in the name of the Partnership, the location of the principal place of business of the Partnership, the registered agent of the Partnership or the registered office of the Partnership;

(b) admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

(c) a change that, in the sole discretion of the General Partner, is necessary or advisable to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the limited partners have limited liability under the laws of any state;

(d) a change that, in the sole discretion of the General Partner, (i) does not adversely affect the Limited Partners in any material respect, (ii) is necessary or advisable to (A) satisfy any requirements, conditions (including any particular class of Partnership Interests as compared to other classes of Partnership Interests) or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the Delaware Act) or (B) facilitate the trading of the Units (including the division of Outstanding Units into different classes to facilitate uniformity of tax consequences within such classes of Units) or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are or will be listed for trading, compliance with any of which the General Partner determines in its sole discretion to be in the best interests of the Partnership and the

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Limited Partners, (iii) is necessary or advisable in connection with action taken by the General Partner pursuant to Section 4.8, or (iv) is required to effect the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement;

(e) a change in the fiscal year or taxable year of the Partnership and any changes that, in the sole discretion of the General Partner, are necessary or advisable as a result of a change in the fiscal year or taxable year of the Partnership including, if the General Partner shall so determine, a change in the definition of “Quarter” and the dates on which distributions are to be made by the Partnership;

(f) an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership or the General Partner or its directors or officers from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

(g) subject to the terms of Section 4.4, an amendment that, in the sole discretion of the General Partner, is necessary or advisable in connection with the authorization of issuance of any class or series of Partnership Securities pursuant to Section 4.4;

(h) any amendment expressly permitted in this Agreement to be made by the General Partner acting alone;

(i) amendment effected, necessitated or contemplated by a Merger Agreement approved in accordance with Section 16.3;

(j) an amendment that, in the sole discretion of the General Partner is necessary or advisable to reflect, account for and deal with appropriately the formation by the Partnership of, or investment by the Partnership in, any corporation, partnership, joint venture, limited liability company or other entity, in connection with the conduct by the Partnership of activities permitted by the terms of Section 3.1; or

(k) any other amendments substantially similar to the foregoing.

Section 15.2 Amendment Procedures.

Except as provided in Sections 15.1 and 15.3, all amendments to this Agreement shall be made in accordance with the following requirements. Amendments to this Agreement may be proposed only by or with the consent of the General Partner. A proposed amendment shall be effective upon its approval by the holders of at least a Unit Majority, unless a greater or different percentage is required under this Agreement or by Delaware law. Each proposed amendment that requires the approval of the holders of a specified percentage of Outstanding Units shall be set forth in a writing that contains the text of the proposed amendment. If such an amendment is proposed, the General Partner shall seek the written approval of the requisite percentage of Outstanding Units or call a meeting of the Limited Partners to consider and vote on such proposed amendment. The General Partner shall notify all Record Holders upon final adoption of any such proposed amendments.

Section 15.3 Amendment Requirements.

(a) Notwithstanding the provisions of Sections 15.1 and 15.2, no provision of this Agreement that establishes a percentage of Outstanding Units required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have either (i) the effect of reducing such voting percentage or (ii) more than an immaterial effect on a Unitholder unless such amendment is approved by the written consent or the affirmative vote of holders of Outstanding Units whose aggregate Outstanding Units constitute not less than the voting requirement sought to be reduced.

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(b) Notwithstanding the provisions of Sections 15.1 and 15.2, no amendment to this Agreement may (i) enlarge the obligations of any Limited Partner without its consent, unless such shall be deemed to have occurred as a result of an amendment approved pursuant to Section 15.3(c), (ii) enlarge the obligations of, restrict in any way any action by or rights of, or reduce in any way the amounts distributable, reimbursable or otherwise payable to, the General Partner without its consent, which may be given or withheld in its sole discretion, (iii) change Section 14.1(a) or (c), or (iv) change the term of the Partnership or, except as set forth in Section 14.1(c), give any Person the right to dissolve the Partnership.

(c) Except as otherwise provided, and without limitation of the General Partner’s authority to adopt amendments to this Agreement as contemplated in Section 15.1, any amendment that would have a material adverse effect on the rights or preferences of any class of Outstanding Units in relation to other classes of Units must be approved by the holders of not less than a majority of the Outstanding Units of the classes affected.

(d) Notwithstanding any other provision of this Agreement, except for amendments pursuant to Section 6.3 or 15.1 and except as otherwise provided by Section 16.3(b), no amendments shall become effective without the approval of the holders of at least 90% of the Outstanding Units unless the Partnership obtains an Opinion of Counsel to the effect that such amendment will not affect the limited liability of any Limited Partner or any limited partner of the other Group Members under applicable law.

(e) This Section 15.3 shall only be amended with the approval of the holders of at least 90% of the Outstanding Units.

(f) Notwithstanding anything to the contrary contained herein, following the Distribution Date the Partnership shall not supplement or amend the terms of the Partnership Agreement in any manner that may materially adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or an Associate of an Acquiring Person as such capitalized terms are defined in the Rights Agreement).

Section 15.4 Meetings.

All acts of Limited Partners to be taken pursuant to this Agreement shall be taken in the manner provided in this Article XV. Meetings of the Limited Partners may be called by the General Partner or by Limited Partners owning 20% or more of the Outstanding Units of the class or classes for which a meeting is proposed. Limited Partners shall call a meeting by delivering to the General Partner one or more requests in writing stating that the signing Limited Partners wish to call a meeting and indicating the general or specific purposes for which the meeting is to be called. Within 60 days after receipt of such a call from Limited Partners or within such greater time as may be reasonably necessary for the Partnership to comply with any statutes, rules, regulations, listing agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, the General Partner shall send a notice of the meeting to the Limited Partners either directly or indirectly through the Transfer Agent. A meeting shall be held at a time and place determined by the General Partner on a date not less than 10 days nor more than 60 days after the mailing of notice of the meeting.

Section 15.5 Notice of a Meeting.

Notice of a meeting called pursuant to Section 15.4 shall be given to the Record Holders in writing by mail or other means of written communication in accordance with Section 18.1. The notice shall be deemed to have been given at the time when deposited in the mail or sent by other means of written communication.

Section 15.6 Record Date.

For purposes of determining the Limited Partners entitled to notice of or to vote at a meeting of the Limited Partners or to give approvals without a meeting as provided in Section 15.11, the General Partner may set a Record Date, which shall not be less than 10 nor more than 60 days before (a) the date of the meeting (unless

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such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are listed for trading, in which case the rule, regulation, guideline or requirement of such exchange shall govern) or (b) in the event that approvals are sought without a meeting, the date by which Limited Partners are requested in writing by the General Partner to give such approvals.

Section 15.7 Adjournment.

When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 45 days. At the adjourned meeting, the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article XV.

Section 15.8 Waiver of Notice; Approval of Meeting; Approval of Minutes.

The transactions of any meeting of Limited Partners, however called and noticed, and whenever held, shall be as valid as if occurred at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, Limited Partners representing such quorum who were present in person or by proxy and entitled to vote, sign a written waiver of notice or an approval of the holding of the meeting or an approval of the minutes thereof. All waivers and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a Limited Partner at a meeting shall constitute a waiver of notice of the meeting, except when the Limited Partner does not approve, at the beginning of the meeting, of the transaction of any business because the meeting is not lawfully called or convened; and except that attendance at a meeting is not a waiver of any right to disapprove the consideration of matters required to be included in the notice of the meeting, but not so included, if the disapproval is expressly made at the meeting.

Section 15.9 Quorum.

The holders of a majority of the Outstanding Units of the class or classes for which a meeting has been called represented in person or by proxy shall constitute a quorum at a meeting of Limited Partners of such class or classes unless any such action by the Limited Partners requires approval by holders of a greater percentage of such Units, in which case the quorum shall be such greater percentage. At any meeting of the Limited Partners duly called and held in accordance with this Agreement at which a quorum is present, the act of Limited Partners holding Outstanding Units that in the aggregate represent a majority of the Outstanding Units entitled to vote and be present in person or by proxy at such meeting shall be deemed to constitute the act of all Limited Partners, unless a greater or different percentage is required with respect to such action, under the provisions of this Agreement, in which case the act of the Limited Partners holding Outstanding Units that in the aggregate represent at least such greater or different percentage shall be required. The Limited Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Limited Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Outstanding Units specified in this Agreement. In the absence of a quorum any meeting of Limited Partners may be adjourned from time to time by the affirmative vote of holders of at least a majority of the Outstanding Units represented either in person or by proxy, but no other business may be transacted, except as provided in Section  15.7.

Section 15.10 Conduct of Meeting.

The General Partner shall have full power and authority concerning the manner of conducting any meeting of the Limited Partners or solicitation of approvals in writing, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of Section 15.4, the conduct of voting, the

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validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The General Partner shall designate a Person to serve as chairman of any meeting and shall further designate a Person to take the minutes of any meeting. All minutes shall be kept with the records of the Partnership maintained by the General Partner. The General Partner may make such other regulations consistent with the applicable law and this Agreement as it may deem advisable concerning the conduct of any meeting of the Limited Partners or solicitation of approvals in writing, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes and approvals, the submission and examination of proxies and other evidence of the right to vote, and the revocation of approvals in writing.

Section 15.11 Action Without a Meeting.

Any action that may be taken at a meeting of the Limited Partners may be taken without a meeting if an approval in writing setting forth the action so taken is signed by Limited Partners owning not less than the minimum percentage of the Outstanding Units that would be necessary to authorize or take such action at a meeting at which all the Limited Partners were present and voted. Prompt notice of the taking of action without a meeting shall be given to the Limited Partners who have not approved in writing. The General Partner may specify that any written ballot submitted to Limited Partners for the purpose of taking any action without a meeting shall be returned to the Partnership within the time period, which shall be not less than 20 days, specified by the General Partner. If a ballot returned to the Partnership does not vote all of the Units held by the Limited Partner, the Partnership shall be deemed to have failed to receive a ballot for the Units that were not voted. If approval of the taking of any action by the Limited Partners is solicited by any Person other than by or on behalf of the General Partner, the written approvals shall have no force and effect unless and until (a) they are deposited with the Partnership in care of the General Partner, (b) approvals sufficient to take the action proposed are dated as of a date not more than 90 days prior to the date sufficient approvals are deposited with the Partnership and (c) an Opinion of Counsel is delivered to the General Partner to the effect that the exercise of such right and the action proposed to be taken with respect to any particular matter (i) will not cause the Limited Partnership to be deemed to be taking part in the management and control of the business and affairs of the Partnership so as to jeopardize the Limited Partners’ limited liability, and (ii) is otherwise permissible under the state statutes then governing the rights, duties and liabilities of the Partnership and the Partners.

Section 15.12 Voting and Other Rights.

(a) Only those Record Holders of the Units on the Record Date set pursuant to Section 15.6 (and also subject to the limitations contained in the definition of “Outstanding”) shall be entitled to notice of, and to vote at, a meeting of Limited Partners or to act with respect to matters as to which the holders of the Outstanding Units have the right to vote or to act. All references in this Agreement to votes of, or other acts that may be taken by, the Outstanding Units shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding Units.

(b) With respect to Units that are held for a Person’s account by another Person (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), in whose name such Units are registered, such other Person shall, in exercising the voting rights in respect of such Units on any matter, and unless the arrangement between such Persons provides otherwise, vote such Units in favor of, and at the direction of, the Person who is the beneficial owner, and the Partnership shall be entitled to assume it is so acting without further inquiry. The provisions of this Section 15.12(b) (as well as all other provisions of this Agreement) are subject to the provisions of Section 10.4.

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ARTICLE XVI

MERGER

Section 16.1 Authority.

The Partnership may merge or consolidate with one or more corporations, business trusts or associations, real estate investment trusts, common law trusts or unincorporated businesses, including a general partnership, limited partnership or limited liability company, formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written agreement of merger or consolidation (“Merger Agreement”) in accordance with this Article XVI.

Section 16.2 Procedure for Merger or Consolidation.

Merger or consolidation of the Partnership pursuant to this Article XVI requires the prior approval of the General Partner. If the General Partner shall determine, in the exercise of its sole discretion, to consent to the merger or consolidation, the General Partner shall approve the Merger Agreement, which shall set forth:

(a) The names and jurisdictions of formation or organization of each of the business entities proposing to merge or consolidate;

(b) The name and jurisdictions of formation or organization of the business entity that is to survive the proposed merger or consolidation (the “Surviving Business Entity”);

(c) The terms and conditions of the proposed merger or consolidation;

(d) The manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity; and (i) if any general or limited partner interests, securities or rights of any constituent business entity are not to be exchanged or converted solely for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity, the cash, property or general or limited partner interests, rights, securities or obligations of any limited partnership, corporation, trust or other entity (other than the Surviving Business Entity) which the holders of such general or limited partner interests, securities or rights are to receive in exchange for, or upon conversion of their general or limited partner interests, securities or rights, and (ii) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity or any general or limited partnership, corporation, trust or other entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

(e) A statement of any changes in the constituent documents or the adoption of new constituent documents (the articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership, certificate of limited liability company or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger or consolidation;

(f) The effective time of the merger, which may be the date of the filing of the certificate of merger pursuant to Section 16.4 or a later date specified in or determinable in accordance with the Merger Agreement (provided, that if the effective time of the merger is to be later than the date of the filing of the certificate of merger, the effective time shall be fixed no later than the time of the filing of the certificate of merger and stated therein); and

(g) Such other provisions with respect to the proposed merger or consolidation as are deemed necessary or appropriate by the General Partner.

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Section 16.3 Approval by Limited Partners of Merger or Consolidation.

(a) The General Partner, upon its approval of the Merger Agreement, shall direct that the Merger Agreement be submitted to a vote of Limited Partners, whether at a meeting or by written consent, in either case in accordance with the requirements of Article XV. A copy or a summary of the Merger Agreement shall be included in or enclosed with the notice of a meeting or the written consent.

(b) The Merger Agreement shall be approved upon receiving the affirmative vote or consent of the holders of a Unit Majority unless the Merger Agreement contains any provision that, if contained in an amendment to this Agreement, the provisions of this Agreement or the Delaware Act would require the vote or consent of a greater percentage of the Outstanding Units or of any class of Limited Partners, in which case such greater percentage vote or consent shall be required for approval of the Merger Agreement.

(c) After such approval by vote or consent of the Limited Partners, and at any time prior to the filing of the certificate of merger pursuant to Section 16.4, the merger or consolidation may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement.

Section 16.4 Certificate of Merger.

Upon the required approval by the General Partner and the Limited Partners of a Merger Agreement, a certificate of merger shall be executed and filed with the Secretary of State of the State of Delaware in conformity with the requirements of the Delaware Act.

Section 16.5 Effect of Merger.

(a) At the effective time of the certificate of merger:

(i) all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities shall be vested in the Surviving Business Entity and after the merger or consolidation shall be the property of the Surviving Business Entity to the extent they were of each constituent business entity;

(ii) the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger or consolidation;

(iii) all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

(iv) all debts, liabilities and duties of those constituent business entities shall attach to the Surviving Business Entity, and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

(b) A merger or consolidation effected pursuant to this Article shall not be deemed to result in a transfer or assignment of assets or liabilities from one entity to another having occurred.

ARTICLE XVII

RIGHT TO ACQUIRE UNITS

Section 17.1 Right to Acquire Units.

(a) Notwithstanding any other provision of this Agreement, if at any time not more than 20% of the total Units of any class then Outstanding are held by Persons other than the General Partner and its Affiliates, the

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General Partner shall then have the right, which right it may assign and transfer to the Partnership or any Affiliate of the General Partner, exercisable in its sole discretion, to purchase all, but not less than all, of the Units of such class then Outstanding held by Persons other than the General Partner and its Affiliates, at the greater of (x) the Current Market Price as of the date three days prior to the date that the notice described in Section 17.1(b) is mailed, and (y) the highest cash price paid by the General Partner or any of its Affiliates for any such Unit purchased during the 90-day period preceding the date that the notice described in Section 17.1(b) is mailed.

(b) If the General Partner, any Affiliate of the General Partner or the Partnership elects to exercise the right to purchase Units granted pursuant to Section 17.1(a), the General Partner or the Partnership, as the case may be, shall deliver to the Transfer Agent notice of such election to purchase (the “Notice of Election to Purchase”) and shall cause the Transfer Agent to mail a copy of such Notice of Election to Purchase to the Record Holders of such Units (as of a Record Date selected by the General Partner) at least 10, but not more than 60 days prior to the Purchase Date. Such Notice of Election to Purchase shall also be published for a period of at least three consecutive days in at least two daily newspapers of general circulation printed in the English language and published in the Borough of Manhattan, New York. The Notice of Election to Purchase shall specify the Purchase Date and the price (determined in accordance with Section 17.1(a)) at which Units will be purchased and state that the General Partner, its Affiliate or the Partnership, as the case may be, elects to purchase such Units, upon surrender of Certificates representing such Units in exchange for payment at such office or offices of the Transfer Agent as the Transfer Agent may specify, or as may be required by any National Securities Exchange on which the Units are listed or admitted to trading. Any such Notice of Election to Purchase mailed to a Record Holder of Units at his address as reflected in the records of the Transfer Agent shall be conclusively presumed to have been given regardless of whether the owner receives such notice. On or prior to the Purchase Date, the General Partner, its Affiliate or the Partnership, as the case may be, shall deposit with the Transfer Agent cash in an amount sufficient to pay the aggregate purchase price of all of the Units to be purchased in accordance with this Section 17.1. If the Notice of Election to Purchase shall have been duly given as aforesaid at least 10 days prior to the Purchase Date, and if on or prior to the Purchase Date the deposit described in the preceding sentence has been made for the benefit of the holders of Units subject to purchase as provided herein, then from and after the Purchase Date, notwithstanding that any Certificate shall not have been surrendered for purchase, all rights of the holders of such Units (including any rights pursuant to Articles IV, V and XIV) shall thereupon cease, except the right to receive the purchase price (determined in accordance with Section 17.1(a)) for Units therefor, without interest, upon surrender to the Transfer Agent of the Certificates representing such Units, and such Units shall thereupon be deemed to be transferred to the General Partner, its Affiliate or the Partnership, as the case may be, on the record books of the Transfer Agent and the Partnership, and the General Partner or any Affiliate of the General Partner, or the Partnership, as the case may be, shall be deemed to be the owner of all such Units from and after the Purchase Date and shall have all rights as the owner of such Units (including all rights as owner of such Units pursuant to Articles IV, V and XIV).

(c) At any time from and after the Purchase Date, a holder of an Outstanding Unit subject to purchase as provided in this Section 17.1 may surrender his Certificate evidencing such Unit to the Transfer Agent in exchange for payment of the amount described in Section 17.1(a), therefor, without interest thereon.

ARTICLE XVIII

GENERAL PROVISIONS

Section 18.1 Addresses and Notices.

Any notice, demand, request, report or proxy materials required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address described below. Any notice, payment or report to be given or made to a

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Partner or Assignee hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment shall be deemed conclusively to have been fully satisfied, upon sending of such notice, payment or report to the Record Holder of such Unit at his address as shown on the records of the Transfer Agent or as otherwise shown on the records of the Partnership, regardless of any claim of any Person who may have an interest in such Unit or the Partnership Interest of a General Partner by reason of any assignment or otherwise. An affidavit or certificate of making of any notice, payment or report in accordance with the provisions of this Section 18.1 executed by the General Partner, the Transfer Agent or the mailing organization shall be prima facie evidence of the giving or making of such notice, payment or report. If any notice, payment or report addressed to a Record Holder at the address of such Record Holder appearing on the books and records of the Transfer Agent or the Partnership is returned by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, such notice, payment or report and any subsequent notices, payments and reports shall be deemed to have been duly given or made without further mailing (until such time as such Record Holder or another Person notifies the Transfer Agent or the Partnership of a change in his address) if they are available for the Partner or Assignee at the principal office of the Partnership for a period of one year from the date of the giving or making of such notice, payment or report to the other Partners and Assignees. Any notice to the Partnership shall be deemed given if received by the General Partner at the principal office of the Partnership designated pursuant to Section 1.3. The General Partner may rely and shall be protected in relying on any notice or other document from a Partner, Assignee or other Person if believed by it to be genuine.

Section 18.2 References.

Except as specifically provided otherwise, references to “Articles” and “Sections” are to Articles and Sections of this Agreement.

Section 18.3 Pronouns and Plurals.

Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

Section 18.4 Further Action.

The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 18.5 Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 18.6 Integration.

This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

Section 18.7 Creditors.

None of the provisions of this Agreement shall be for the benefit of or shall be enforceable by, any creditor of the Partnership.

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Section 18.8 Waiver.

No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

Section 18.9 Counterparts.

This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or, in the case of a Person acquiring a Unit, upon accepting the certificate evidencing such Unit or executing and delivering a Transfer Application as herein described, independently of the signature of any other party.

Section 18.10 Applicable Law.

This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

Section 18.11 Invalidity of Provisions.

If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

Section 18.12 Consent of Partners.

Each Partner hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or consent of less than all of the Partners, such action may be so taken upon the concurrence of less than all of the Partners and each Partner shall be bound by the results of such action.

ARTICLE XIX

INTENTIONALLY OMITTED

ARTICLE XX

BUSINESS COMBINATIONS WITH INTERESTED HOLDERS

Section 20.1 Limitation on Business Combinations

(a) Notwithstanding any other provisions of this Agreement, the Partnership shall not engage in any Business Combination (as defined below) with any Interested Holder (as defined below) for a period of 3 years following the time that such Person became an Interested Holder, unless:

(i) prior to such time the General Partner approved either the Business Combination or the transaction which resulted in the Person becoming an Interested Holder, or

(ii) upon consummation of the transaction which resulted in the Person becoming an Interested Holder, the Interested Holder owned at least 85% of the Outstanding Units at the time the transaction commenced, excluding for purposes of determining the number of Outstanding Units those Units owned by the General Partner and its Affiliates, or

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(iii) at or subsequent to such time the Business Combination is approved by the General Partner and authorized at a meeting of Partners, and not by written consent, by the affirmative vote of at least 66 and 2/3% of the Outstanding Units which are not owned by the Interested Holder.

(b) The restrictions contained in this section shall not apply if:

(i) The Partnership, by action of Partners, adopts an amendment to this Agreement expressly electing not to be governed by this section, provided that, in addition to any other vote required by law, such amendment to this Agreement must be approved by the affirmative vote of a majority of the Outstanding Units. An amendment adopted pursuant to this paragraph shall not be effective until 12 months after the adoption of such amendment and shall not apply to any Business Combination between the Partnership and any person who became an Interested Holder on or prior to such adoption;

(ii) a Person becomes an Interested Holder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient Units so that the Person ceases to be an Interested Holder and (ii) would not, at any time within the 3 year period immediately prior to a Business Combination between the Partnership and such Person, have been an Interested Holder but for the inadvertent acquisition of ownership;

(iii) the Business Combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i) constitutes one of the transactions described in the second sentence of this paragraph; (ii) is with or by a Person who either was not an Interested Holder during the previous 3 years or who became an Interested Holder with the approval of the General Partner and (iii) is approved or not opposed by a Person that was the General Partner (the “Original General Partner”) prior to any Person becoming an Interested Holder during the previous 3 years or was recommended for appointment to succeed such General Partner by the Original General Partner. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the Partnership (except for a merger in respect of which no vote of the Partners is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Partnership or of any direct or indirect majority-owned subsidiary of the Partnership (other than to any direct or indirect wholly-owned subsidiary or to the Partnership) having an aggregate market value equal to 50% or more of either the aggregate market value of all of the assets of the Partnership determined on a consolidated basis or the aggregate market value of all the Outstanding Units of the Partnership; or (z) a proposed tender or exchange offer for 50% or more of the Outstanding Units of the Partnership. The Partnership shall give not less then 20 days notice to all Interested Holders prior to the consummation of any of the transactions described in clauses (x) or (y)  of the second sentence of this paragraph.

Section 20.2 Definitions Applicable to Article XX

As used in this section only, the term:

(a) “Business Combination,” when used in reference to the Partnership and any Interested Holder of the Partnership means:

(i) any merger or consolidation of the Partnership or any direct or indirect majority-owned subsidiary of the Partnership with (A) the Interested Holder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the Interested Holder and as a result of such merger or consolidation subsection (a) of this section is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a Partner of the Partnership, to or with the Interested Holder, whether as part of a dissolution or otherwise, of assets of the Partnership or of any direct or indirect majority-owned subsidiary of the Partnership which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Partnership determined on a consolidated basis or the aggregate market value of all the Outstanding Units of the Partnership;

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(iii) any transaction which results in the issuance or transfer by the Partnership or by any direct or indirect majority-owned subsidiary of the Partnership of any securities of the Partnership or of such subsidiary to the Interested Holder, except (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into securities of the Partnership or any such subsidiary which securities were outstanding prior to the time that the Interested Holder became such, (B) pursuant to a merger of the Partnership with or into a single direct or indirect wholly-owned subsidiary of the Partnership in a transaction that would meet the requirements of Section 251(g) of the Delaware General Corporation Law, if the Partnership was a corporation, (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into securities of the Partnership or any such subsidiary which security is distributed, pro rata to all holders of a class or series of securities of such Partnership subsequent to the time the Interested Holder became such, (D) pursuant to an exchange offer by the Partnership to purchase Units made on the same terms to all holders of said Units, or (E) any issuance or transfer of Units by the Partnership, provided however, that in no case under (B)-(D) above shall there be an increase in the Interested Holder’s proportionate share of the securities of any class or series of the Partnership or of the Units of the Partnership;

(iv) any transaction involving the Partnership or any direct or indirect majority-owned subsidiary of the Partnership which has the effect, directly or indirectly, of increasing the proportionate share of the securities of any class or series, or securities convertible into the securities of any class or series, of the Partnership or of any such subsidiary which is owned by the Interested Holder, except as a result of immaterial changes due to fractional unit adjustments or as a result of any purchase or redemption of any Units not caused, directly or indirectly, by the Interested Holder; or

(v) any receipt by the Interested Holder of the benefit, directly or indirectly (except proportionately as a Partner of such Partnership) of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subparagraphs (i)-(iv) above) provided by or through the Partnership or any direct or indirect majority owned subsidiary.

(b) “control,” including the term “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. A Person who is the owner of 20% or more of the outstanding voting securities of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such Person holds voting securities, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(c) “Interested Holder” means any Person (other than the Partnership and any direct or indirect majority-owned subsidiary of the Partnership and the General Partner, and any Affiliates or Associates of the General Partner) that (i) is the owner of 15% or more of the Outstanding Units of the Partnership, or (ii) is an affiliate or associate of the Partnership and was the owner of 15% or more of the Outstanding Units of the Partnership at any time within the 3-year period immediately prior to the date an which it is sought to be determined whether such Person is an Interested Holder, and the Affiliates and Associates of such Person; provided, however, that the term “Interested Holder” shall not include any Person whose ownership of Units in excess of the 15% limitation set forth herein is the result of action taken solely by the Partnership provided that such person shall be an Interested Holder if thereafter such Person acquires additional Units, except as a result of further Partnership action not caused, directly or indirectly, by such Person. For the purpose of determining whether a person is an Interested Holder, the Outstanding Units shall include Units deemed to be owned by the Person through application of paragraph (e) of this subsection but shall not include any other unissued Units which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

A-1-62

(d) “owner” including the terms “own” and “owned” when used with respect to any Units means a person that individually or with or through any of its affiliates or associates:

(i) beneficially owns such Units, directly or indirectly; or

(ii) has (A) the right to acquire such Units (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of Units tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered Units is accepted for purchase or exchange; or (B) the right to vote such Units pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any Units because of such person’s right to vote such Units if the agreement, arrangement or understanding to vote such Units arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

(iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of clause (ii) of this paragraph), or disposing of such Units with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such Units.

A-1-63

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

GENERAL PARTNER:

KESTREL HEAT LLC

By:	/s/
Name:
Title:

LIMITED PARTNERS:

All Limited Partners now and hereafter admitted as limited partners of the Partnership, pursuant to the Powers of Attorney now and hereafter executed in favor of and granted and delivered to, the General Partner.

By: KESTREL HEAT LLC

General Partner, as attorney-in-fact for all Limited Partners pursuant to the Powers of Attorney granted pursuant to Section 1.4

By:	/s/
Name:
Title:

A-1-64

EXHIBIT A

to the Third Amended and Restated

Agreement of Limited Partnership of

STAR GROUP, L.P.

Certificate Evidencing Common Units

Representing Limited Partner Interests

STAR GROUP, L.P.

No.                Common Units

KESTREL HEAT LLC, a Delaware limited liability company, as the General Partner of STAR GROUP, L.P., a Delaware limited partnership (the “Partnership”), hereby certifies that                                                   (the “Holder”) is the registered owner of              Common Units representing limited partner interests in the Partnership (the “Common Units”) transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accompanied by a properly executed application for transfer of the Common Units represented by this Certificate. The rights, preferences and limitations of the Common Units are set forth in, and this Certificate and the Common Units represented hereby are issued and shall in all respects be subject to the terms and provisions of the Third Amended and Restated Agreement of Limited Partnership of STAR GROUP, L.P., as amended, supplemented or restated from time to time (the “Partnership Agreement”). Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at                                                              . Capitalized terms used herein but not defined shall have the meaning given them in the Partnership Agreement.

The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (iii) granted the powers of attorney provided for in the Partnership Agreement and (iv) made the waivers and given the consents and approvals contained in the Partnership Agreement.

This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent and Registrar.

Date:	KESTREL HEAT LLC as General Partner

Countersigned and Registered by:	By:
President

By:
as Transfer Agent and Registrar	Secretary

By:
Authorized Signature

A-A-1

Reverse of Certificate

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed, as follows according to applicable laws or regulations:

TEN COM- TEN ENT- JT TEM-	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT IN ACT Custodian (Cust) (Minor) under Uniform Gifts to Minors Act State

Additional abbreviations, though not in the above list may also be used.

ASSIGNMENT OF COMMON UNITS

in

STAR GROUP, L.P.

FOR VALUE RECEIVED,                                                                               hereby assigns, conveys, sells and transfers unto

(Please print or typewrite name and address of Assignee)	(Please print or typewrite name and address of Assignee)

             Common Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint                          as its attorney-in-fact with full power of substitution to transfer the same on the books of Star Group. L.P.

Date:	NOTE: The signature to any endorsement hereon must correspond with the name as written upon the face of this Certificate in every particular, without alteration, enlargement or change.

SIGNATURE(S) MUST BE GUARANTEED BY A MEMBER FIRM OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY
Signature

Signature

SIGNATURE(S) GUARANTEED

No transfer of the Common Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Common Units to be transferred is surrendered for registration or transfer and an Application for Transfer of Common Units has been executed by a transferee either (a) on the form set forth below or (b) on a separate application that the Partnership will furnish on request without charge. A transferor of the Common Units shall have no duty to the transferee with respect to execution of the transfer application in order for such transferee to obtain registration of the transfer of the Common Units.

A-A-2

APPENDIX A

No transfer of the Common Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Common Units to be transferred is surrendered for registration or transfer and an Application for Transfer of Common Units has been executed by a transferee either (a) on the form set forth below or (b) on a separate application that the Partnership will furnish on request without charge. A transferor of the Common Units shall have no duty to the transferee with respect to execution of the transfer application in order for such transferee to obtain registration of the transfer of the Common Units.

APPLICATION FOR TRANSFER OF COMMON UNITS

The undersigned (“Assignee”) hereby applies for transfer to the name of the Assignee of the Common Units evidenced hereby.

The Assignee (a) requests admission as a Substituted Limited Partner and agrees to comply with and be bound by and hereby executes, the Third Amended and Restated Agreement of Limited Partnership of Star Group, L.P., as amended, supplemented or restated to the date hereof (the “Partnership Agreement”), (b) represents and warrants that the Assignee has all right, power and authority and if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints the General Partner and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Assignee’s attorney-in-fact to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Assignee’s admission as a Substituted Limited Partner and as a party to the Partnership Agreement, (d) gives the powers of attorney provided for in the Partnership Agreement and (e) makes the waivers and gives the consents and approvals contained in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.

Date:

Signature of Assignee

Social Security or other identifying number of Assignee

Name and Address of Assignee

Purchase Price including commissions, if any

A-A-3

Type of Entity (check one):

Individual         Partnership       Corporation

Trust                 Other (specify)

Nationality (check one):

U.S. Citizen. Resident or Domestic Entity                 Non-resident Alien

Foreign Corporation

If the U.S. Citizen. Resident or Domestic Entity box is checked, the following certification must be completed.

Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the “Code”), the Partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person. To inform the Partnership that no withholding is required with respect to the undersigned interestholder’s interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the interestholder).

Complete Either A or B:

A.	Individual Interestholder

1.	I am not a non-resident alien for purposes of U.S. income taxation.

2.	My U.S. taxpayer identification number (Social Security Number) is

3.	My home address is

B.	Partnership, Corporation or Other Interestholder

1.	is not a foreign

(Name of Interestholder)

corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).

2.	The interestholder’s U.S. employer identification number is

3.	The interestholder’s office address and place of incorporation (if applicable) is

The interestholder agrees to notify the Partnership within sixty (60) days of the date the interestholder becomes a foreign person. The interestholder understands that this certificate may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of

(Name of Interestholder)

Signature and Date

Title (if applicable)

A-A-4

Note: If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or, in the case of any other nominee holder, a person performing a similar function. If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any person for whom the Assignee will hold the Common Units shall be made to the best of the Assignee’s knowledge.

A-A-5

APPENDIX A-2

~~SECOND~~THIRD

AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF

STAR ~~GAS PARTNERS~~GROUP, L.P.

A-2

Page
ARTICLE I ORGANIZATIONAL MATTERS		A-2-2
Section 1.1	Formation and Continuation	A-2-2
Section 1.2	Name	A-2-2
Section 1.3	Registered Office; Principal Office	A-2-2
Section 1.4	Power of Attorney	A-2-~~3~~2
Section 1.5	Term	A-2-3
~~Section 1.6~~	~~Possible Restrictions on Transfer~~	A-2-~~3~~

ARTICLE II DEFINITIONS		A-2-4

ARTICLE III PURPOSE		A-2-~~20~~17
Section 3.1	Purpose and Business	A-2-~~20~~17
Section 3.2	Powers	A-2-~~21~~17

ARTICLE IV CONTRIBUTIONS AND UNITS		A-2-~~21~~17
Section 4.1	Organization Contributions and Return	A-2-~~21~~17
Section 4.2	Contributions by Initial Limited Partners	A-2-~~21~~18
Section 4.3	Prior Contributions; General Partner Contributions	A-2-~~21~~18
Section 4.4	Issuances of Additional Partnership Securities	A-2-~~22~~18
Section 4.5	Intentionally Omitted	A-2-~~23~~19
Section 4.6	Limited Preemptive Rights	A-2-~~23~~19
Section 4.7	Splits and Combinations	A-2-~~23~~19
Section 4.8	Capital Accounts	A-2-~~24~~19
Section 4.9	Interest and Withdrawal	A-2-~~26~~21

ARTICLE V ALLOCATIONS AND DISTRIBUTIONS		A-2-~~26~~22
Section 5.1	Allocations for Capital Account Purposes	A-2-~~26~~22
Section 5.2	~~Allocations for Tax Purposes 33~~Intentionally Omitted	A-2-27
Section 5.3	Requirement and Characterization of Distributions	A-2-~~35~~28
Section 5.4	Distributions of Available Cash From Operating Surplus	A-2-~~36~~29
Section 5.5	Distributions of Cash from Capital Surplus	A-2-~~36~~29
Section 5.6	Adjustment of Minimum Quarterly Distribution and Target Distribution Levels	A-2-~~37~~29
Section 5.7	~~Entity-Level Taxation 37~~Intentionally Omitted	A-2-30
Section 5.8	~~Special Provisions Relating to Adjustment of Minimum Quarterly Distribution and Target Level Distributions in Connection with Rights. 38~~Intentionally Omitted	A-2-30
Section 5.9	Special Provision Relating to Elimination of Cumulative Common Unit Arrearages	A-2-~~38~~30
Section 5.10	Special Provision Relating to Management Incentive Compensation Plan	A-2-~~38~~30

ARTICLE VI MANAGEMENT AND OPERATION OF BUSINESS		A-2-~~39~~31
Section 6.1	Management	A-2-~~39~~31
Section 6.2	Certificate of Limited Partnership	A-2-~~40~~32
Section 6.3	Restrictions on General Partner’s Authority	A-2-~~41~~32
Section 6.4	Reimbursement of the General Partner	A-2-~~41~~33
Section 6.5	Outside Activities	A-2-~~42~~33
Section 6.6	Loans from the General Partner: Contracts with Affiliates: Certain Restrictions on the General Partner	A-2-~~43~~34
Section 6.7	Indemnification	A-2-~~44~~35
Section 6.8	Liability of Indemnitees	A-2-~~46~~36

A-2-i

Section 6.9	Resolution of Conflicts of Interest	A-2-~~46~~37
Section 6.10	Other Matters Concerning the General Partner	A-2-~~48~~38
Section 6.11	Title to Partnership Assets	A-2-~~48~~38
Section 6.12	Purchase or Sale of Units	A-2-~~49~~39
Section 6.13	Registration Rights	A-2-~~49~~39
Section 6.14	Reliance by Third Parties	A-2-~~51~~41

ARTICLE VII RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS		A-2-~~52~~41
Section 7.1	Limitation of Liability	A-2-~~52~~41
Section 7.2	Management of Business	A-2-~~52~~41
Section 7.3	Outside Activities	A-2-~~52~~41
Section 7.4	Return of Capital	A-2-~~52~~42
Section 7.5	Rights of Limited Partners to the Partnership	A-2-~~53~~42

ARTICLE VIII BOOKS, RECORDS, ACCOUNTING AND REPORTS		A-2-~~54~~42
Section 8.1	Records and Accounting	A-2-~~54~~42
Section 8.2	Fiscal Year	A-2-~~54~~43
Section 8.3	Reports	A-2-~~54~~43

ARTICLE IX TAX MATTERS		A-2-~~55~~43
Section 9.1	Tax Returns and Information	A-2-~~55~~43
Section 9.2	Tax Elections	A-2-~~55~~43
Section 9.3	Tax Controversies	A-2-~~55~~44
Section 9.4	Withholding	A-2-~~55~~44

ARTICLE X CERTIFICATES		A-2-~~56~~44
Section 10.1	Certificates	A-2-~~56~~44
Section 10.2	Registration. Registration of Transfer and Exchange.	A-2-~~56~~44
Section 10.3	Mutilated, Destroyed, Lost or Stolen Certificates	A-2-~~57~~45
Section 10.4	Record Holders	A-2-~~57~~46

ARTICLE XI TRANSFER OF INTERESTS		A-2-~~58~~46
Section 11.1	Transfer	A-2-~~58~~46
Section 11.2	Transfer of a General Partner’s Partnership Interest	A-2-~~58~~46
Section 11.3	Transfer of Units	A-2-~~59~~47
Section 11.4	Restrictions on Transfers	A-2-~~59~~47
Section 11.5	Citizenship Certificates; Non-citizen Assignees	A-2-~~59~~47
Section 11.6	Redemption of Interests	A-2-~~60~~48

ARTICLE XII ADMISSION OF PARTNERS		A-2-~~62~~49
Section 12.1	Admission of Initial Limited Partners	A-2-~~62~~49
Section 12.2	Admission of Substituted Limited Partners	A-2-~~62~~49
Section 12.3	Admission of Successor General Partner	A-2-~~62~~49
Section 12.4	Admission of Additional Limited Partners	A-2-~~63~~50
Section 12.5	Amendment of Agreement and Certificate of Limited Partnership	A-2-~~63~~50

ARTICLE XIII WITHDRAWAL OR REMOVAL OF PARTNERS		A-2-~~63~~50
Section 13.1	Withdrawal of the General Partner	A-2-~~63~~50
Section 13.2	Removal of the General Partner	A-2-~~65~~51
Section 13.3	Interest of Departing Partner and ~~Successor~~ General Partner	A-2-~~65~~51
Section 13.4	Withdrawal of Limited Partners	A-2-~~66~~53

ARTICLE XIV DISSOLUTION AND LIQUIDATION		A-2-~~67~~53
Section 14.1	Dissolution	A-2-~~67~~53
Section 14.2	Continuation of the Business of the Partnership After Dissolution	A-2-~~67~~53
Section 14.3	Liquidator	A-2-~~68~~54

A-2-ii

Section 14.4	Liquidation	A-2-~~68~~54
Section 14.5	Cancellation of Certificate of Limited Partnership	A-2-~~69~~55
Section 14.6	Return of Capital Contributions	A-2-~~69~~55
Section 14.7	Waiver of Partition	A-2-~~69~~55
Section 14.8	Capital Account Restoration	A-2-~~70~~55

ARTICLE XV AMENDMENT OF PARTNERSHIP ~~70~~ AGREEMENT; MEETINGS; RECORD DATE		A-2-56
Section 15.1	Amendment to be Adopted Solely by General Partner	A-2-~~70~~56
Section 15.2	Amendment Procedures	A-2-~~71~~57
Section 15.3	Amendment Requirements	A-2-~~72~~57
Section 15.4	Meetings	A-2-~~72~~58
Section 15.5	Notice of a Meeting	A-2-~~73~~58
Section 15.6	Record Date	A-2-~~73~~58
Section 15.7	Adjournment	A-2-~~73~~58
Section 15.8	Waiver of Notice; Approval of Meeting; Approval of Minutes	A-2-~~73~~58
Section 15.9	Quorum	A-2-~~74~~59
Section 15.10	Conduct of Meeting	A-2-~~74~~59
Section 15.11	Action Without a Meeting	A-2-~~74~~59
Section 15.12	Voting and Other Rights	A-2-~~75~~60

ARTICLE XVI MERGER		A-2-~~75~~60
Section 16.1	Authority	A-2-~~75~~60
Section 16.2	Procedure for Merger or Consolidation	A-2-~~76~~60
Section 16.3	Approval by Limited Partners of Merger or Consolidation	A-2-~~77~~61
Section 16.4	Certificate of Merger	A-2-~~77~~61
Section 16.5	Effect of Merger	A-2-~~77~~61

ARTICLE XVII RIGHT TO ACQUIRE UNITS		A-2-~~78~~62
Section 17.1	Right to Acquire Units	A-2-~~78~~62

ARTICLE XVIII GENERAL PROVISIONS		A-2-~~79~~63
Section 18.1	Addresses and Notices	A-2-~~79~~63
Section 18.2	References	A-2-~~80~~63
Section 18.3	Pronouns and Plurals	A-2-~~80~~63
Section 18.4	Further Action	A-2-~~80~~64
Section 18.5	Binding Effect	A-2-~~80~~64
Section 18.6	Integration	A-2-~~80~~64
Section 18.7	Creditors	A-2-~~80~~64
Section 18.8	Waiver	A-2-~~80~~64
Section 18.9	Counterparts	A-2-~~80~~64
Section 18.10	Applicable Law	A-2-~~81~~64
Section 18.11	Invalidity of Provisions	A-2-~~81~~64
Section 18.12	Consent of Partners	A-2-~~81~~64

ARTICLE XIX ~~RIGHTS AGREEMENT 81~~INTENTIONALLY OMITTED		A-2-65

ARTICLE XX BUSINESS COMBINATIONS WITH INTERESTED HOLDERS		A-2-~~81~~65
Section 20.1	Limitation on Business Combinations	A-2-~~81~~65
Section 20.2	Definitions Applicable to Article XX	A-2-~~83~~66

EXHIBIT A		A-2-69

~~SCHEDULE A Rights Agreement dated as of July 20, 2006~~

A-2-iii

~~SECOND~~THIRD AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP OF

STAR ~~GAS PARTNERS~~GROUP, L.P.

THIS ~~SECOND~~THIRD AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF STAR ~~GAS PARTNERS~~GROUP, L.P. (“~~Second~~Third Amended and Restated Agreement”) dated as of ~~April 28, 2006~~    , 2017 (“Effective Date”), is entered into by and among ~~STAR GAS LLC, a Delaware limited liability company (the “Withdrawing General Partner”),~~ KESTREL HEAT LLC, a Delaware limited liability company ( ~~sometimes referred to herein as, the “Successor General Partner” or~~ the “General Partner”), and those Persons who are or become Partners in the Partnership or parties hereto as provided herein In consideration of the covenants, conditions and agreements contained herein, the parties hereto hereby agree as follows:

R E C I T A L S:

WHEREAS, Star Gas Corporation, a Delaware corporation and the initial general partner of the Partnership (the “Initial General Partner”), and certain other parties organized the Partnership as a Delaware limited partnership pursuant to an Agreement of Limited Partnership dated as of December 20, 1995 (the “Original Agreement”);

WHEREAS, ~~the~~ Star Gas LLC, a Delaware limited liability company (the “Withdrawing General Partner”) and certain other parties entered into an Amended and Restated Agreement of Limited Partnership, dated as of March 26, 1999 (the “First Amended and Restated Agreement”);

WHEREAS, the First Amended and Restated Agreement was previously amended by Amendment No. 1, dated as of April 17, 2001, Amendment No. 2 dated as of July 25, 2003 and Amendment No. 3 dated as of November 29, 2004;

WHEREAS, the ~~Partnership has entered into that certain unit purchase agreement dated as of December 5, 2005 by and among the Partnership, Star Gas LLC, Kestrel Energy Partners, LLC, Kestrel Heat LLC (“Kestrel Heat”) and KM2, LLC (“M2”) (the “Transaction Agreement”), providing for, among other things, (i) the purchase and sale of newly issued Common Units and General Partner Units, (ii) the withdrawal of the Withdrawing General Partner and the admission of the Successor General Partner as the general partner of the Partnership and (iii) the execution of this Second Amended and Restated Agreement;~~ Withdrawing General Partner, the General Partner and certain other parties entered into the Second Amended and Restated Agreement, dated as of April 28, 2006 (the “Second Amended and Restated Agreement”) and previously amended by Amendment No. 1, dated as of July 20, 2006, Amendment No. 2 dated as of February 21, 2008 and Amendment No. 3 dated as of July 9, 2012;

WHEREAS, the Partnership has elected to be classified as an association taxable as a corporation for federal income tax purposes pursuant to Treasury Regulation Section 301.7701-3(c) (the “Tax Election”);

WHEREAS, in order to effect the ~~transactions contemplated by the Transaction Agreement~~Tax Election, it is necessary to amend this Agreement as provided herein; and

WHEREAS, the ~~Transaction Agreement and the transactions contemplated thereby have~~Tax Election has been (i) approved by the Board ~~of Directors of the Withdrawing General Partner~~, and (ii) submitted to, and approved by the requisite vote of, the Limited Partners; ~~and~~

~~WHEREAS, the General Partner has the authority to adopt certain amendments to this Agreement without the approval of any Limited Partner or Assignee to reflect, among other things: (i) subject to the terms of Section 4.4, any change that is necessary or desirable in connection with the authorization for issuance of any class or series of Partnership Securities pursuant to Section 4.4 and (ii) a change that, in the sole discretion of the General Partner, does not adversely affect the Limited Partners in any material respect.~~

A-2-1

NOW, THEREFORE, the ~~First~~Second Amended and Restated Agreement is hereby amended and, as so amended, is restated in its entirety as follows:

ARTICLE I

ORGANIZATIONAL MATTERS

Section 1.1 Formation and Continuation.

The Initial General Partner and the Organizational Limited Partner previously formed the Partnership as a limited partnership pursuant to the provisions of the Delaware Act. The General Partner and the Limited Partners hereby amend and restate this Agreement in its entirety to continue the Partnership as a limited partnership pursuant to the provisions of the Delaware Act and to set forth the rights and obligations of the Partners and certain matters related thereto. This amendment and restatement shall become effective on the date of this Agreement. Except as expressly provided to the contrary in this Agreement, the rights, duties (including fiduciary duties), liabilities and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act. All Partnership Interests shall constitute personal property of the owner thereof for all purposes.

Section 1.2 Name.

The name of the Partnership is “Star ~~Gas Partners~~Group, L.P.” The Partnership’s business may be conducted under any other name or names deemed necessary or appropriate by the General Partner, including the name of the General Partner. The words “Limited Partnership,” “L.P.,” “Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purpose of complying with the laws of any jurisdiction that so requires. The General Partner in its sole discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

Section 1.3 Registered Office; Principal Office.

Unless and until changed by the General Partner, the registered office of the Partnership in the State of Delaware shall be located at ~~615~~1675 South ~~DuPont Highway~~State Street, Suite B, Dover, ~~DE~~Delaware 19901, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office shall be ~~The Prentice-Hall Corporation System~~Capitol Services, Inc. The principal office of the Partnership shall be located at, and the address of the General Partner shall be, ~~2187 Atlantic~~9 West Broad Street, Suite 310, Stamford, CT 06902, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems necessary or appropriate.

Section 1.4 Power of Attorney.

(a) Each Limited Partner and each Assignee hereby constitutes and appoints each of the General Partner and, if a Liquidator shall have been selected pursuant to Section 14.3, the Liquidator, severally (and any successor to either thereof by merger, transfer, assignment, election or otherwise) and each of their authorized officers and attorneys-in-fact, with full power of substitution, as his true and lawful agent and attorney-in-fact, with full power and authority in his name, place and stead, to:

(i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) all certificates, documents and other instruments (including this Agreement and the Certificate of Limited Partnership and all amendments or restatements thereof) that the General Partner or the Liquidator deems

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necessary or appropriate to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (B) all certificates, documents and other instruments that the General Partner or the Liquidator deems necessary or appropriate to reflect, in accordance with its terms, any amendment, change, modification or restatement of this Agreement; (C) all certificates, documents and other instruments (including conveyances and a certificate of cancellation) that the General Partner or the Liquidator deems necessary or appropriate to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement; (D) all certificates, documents and other instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article XI, XII, XIII or XIV; (E) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of any class or series of Partnership Securities issued pursuant to Section 4.4; and (F) all certificates, documents and other instruments (including agreements and a certificate of merger) relating to a merger or consolidation of the Partnership pursuant to Article XVI; and

(ii) execute, swear to, acknowledge, deliver, file and record all ballots, consents, approvals, waivers, certificates, documents and other instruments necessary or appropriate, in the sole discretion of the General Partner or the Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement or is necessary or appropriate, in the sole discretion of the General Partner or the Liquidator, to effectuate the terms or intent of this Agreement; provided, that when required by Section 15.3 or any other provision of this Agreement that establishes a percentage of the Limited Partners or of the Limited Partners of any class or series required to take any action, the General Partner or the Liquidator may exercise the power of attorney made in this Section 1.4(a)(ii) only after the necessary vote, consent or approval of the Limited Partners or of the Limited Partners of such class or series, as applicable.

Nothing contained in this Section 1.4(a) shall be construed as authorizing the General Partner to amend this Agreement except in accordance with Article XV or as may be otherwise expressly provided for in this Agreement.

(b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner’s or Assignee’s Partnership Interest and shall extend to such Limited Partner’s or Assignee’s heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or the Liquidator acting in good faith pursuant to such power of attorney; and each such Limited Partner or Assignee hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or the Liquidator taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within 15 days after receipt of the General Partner’s or the Liquidator’s request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator deems necessary to effectuate this Agreement and the purposes of the Partnership.

Section 1.5 Term.

The Partnership commenced upon the filing of the Certificate of Limited Partnership in accordance with the Delaware Act and shall continue in existence until the close of Partnership business on December 31, 2085, or until the earlier dissolution of the Partnership in accordance with the provisions of Article XIV.

~~Section 1.6 Possible Restrictions on Transfer.~~

~~The General Partner may impose restrictions on the transfer of Partnership Interests if a subsequent Opinion of Counsel determines that such restrictions are necessary to avoid a significant risk of the Partnership’s~~

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~~becoming taxable as a corporation or otherwise as an entity for federal income tax purposes. The restrictions may be imposed by making such amendments to this Agreement as the General Partner in its sole discretion may determine to be necessary or appropriate to impose such restrictions; provided, however, that any amendment that the General Partner believes, in the exercise of its reasonable discretion, could result in the delisting or suspension of trading of any class of Units on any National Securities Exchange on which such class of Units is then traded must be approved by the holders of at least a majority of the Outstanding Units of such class.~~

ARTICLE II

DEFINITIONS

The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

“Acquisition” means any transaction in which any Group Member acquires (through an asset acquisition, merger, stock acquisition or other form of investment) control over all or a portion of the assets, properties or business of another Person for the purpose of increasing the operating capacity of the Partnership Group from the operating capacity of the Partnership Group existing immediately prior to such transaction.

“Additional Book Basis” means the portion of any remaining Carrying Value of an Adjusted Property that is attributable to positive adjustments made to such Carrying Value as a result of Book-Up Events. For purposes of determining the extent to which Carrying Value constitutes Additional Book Basis:

(i) Any negative adjustment made to the Carrying Value of an Adjusted Property as a result of either a Book-Down Event or a Book-Up Event shall first be deemed to offset or decrease that portion of the Carrying Value of such Adjusted Property that is attributable to any prior positive adjustments made thereto pursuant to a Book-Up Event or Book-Down Event.

(ii) If Carrying Value that constitutes Additional Book Basis is reduced as a result of a Book-Down Event and the Carrying Value of other property is increased as a result of such Book-Down Event, an allocable portion of any such increase in Carrying Value shall be treated as Additional Book Basis; provided that the amount treated as Additional Book Basis pursuant hereto as a result of such Book-Down Event shall not exceed the amount by which the Aggregate Remaining Net Positive Adjustments after such Book-Down Event exceeds the remaining Additional Book Basis attributable to all of the Partnership’s Adjusted Property after such Book-Down Event (determined without regard to the application of this clause (ii) to such Book-Down Event).

“Additional Book Basis Derivative Items” means any Book Basis Derivative Items that are computed with reference to Additional Book Basis. To the extent that the Additional Book Basis attributable to all of the Partnership’s Adjusted Property as of the beginning of any taxable period exceeds the Aggregate Remaining Net Positive Adjustments as of the beginning of such period (the “Excess Additional Book Basis”), the Additional Book Basis Derivative Items for such period shall be reduced by the amount that bears the same ratio to the amount of Additional Book Basis Derivative Items determined without regard to this sentence as the Excess Additional Book Basis bears to the Additional Book Basis as of the beginning of such period.

“Additional Limited Partner” means a Person admitted to the Partnership as a Limited Partner pursuant to Section 12.4 and who is shown as such on the books and records of the Partnership.

“Adjusted Capital Account” means the Capital Account maintained for each Partner as of the end of each fiscal year of the Partnership as if the Partnership were taxed as a partnership for federal income tax purposes, (a) increased by any amounts that such Partner ~~is~~would have been obligated to restore under the standards set by Treasury Regulation Section 1.704-l(b)(2)(ii)(c) (or ~~is~~would have been deemed obligated to restore under

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Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5)) and (b) decreased by (i) the amount or all losses and deductions that, as of the end of such fiscal year, ~~are~~would have been reasonably expected to be allocated to such Partner in subsequent years under Sections 704(e)(2) and 706(d) of the Code and Treasury Regulation Section 1.751-l(b)(2)(ii), and (ii) the amount of all distributions that, as of the end of such fiscal year, ~~are~~ would have been reasonably expected to be made to such Partner in subsequent years in accordance with the terms of this Agreement or otherwise to the extent they exceed offsetting increases to such Partner’s Capital Account that ~~are~~would have been reasonably expected to occur during (or prior to) the year in which such distributions ~~are~~would have been reasonably expected to be made (other than increases as a result of a minimum gain chargeback pursuant to Section 5.1(d)(i) or 5.1(d)(ii)). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulation Section 1.704-l(b)(2)(ii)(d) and shall be interpreted consistently therewith. The “Adjusted Capital Account” in respect of Common Unit, General Partner Unit or any other specified interest in the Partnership shall be the amount which such Adjusted Capital Account would be if such Common Unit, a General Partner Unit or other interest in the Partnership were the only interest in the Partnership held by a Partner.

“Adjusted Property” means any property the Carrying Value of which has been adjusted pursuant to Section 4.8(d)(i) or 4.8(d)(ii).

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Aggregate Remaining Net Positive Adjustments” means as of the end of any taxable period, the sum of the Remaining Net Positive Adjustments of all the Partners.

“Agreed Allocation” means any allocation, other than a Required Allocation, of an item of income, gain, loss or deduction pursuant to the provisions of Section 5.1, including, without limitation, a Curative Allocation (if appropriate to the context in which the term “Agreed Allocation” is used).

“Agreed Value” of any Contributed Property means the fair market value of such property or other consideration at the time of contribution as determined by the General Partner using such reasonable method of valuation as it may adopt. The General Partner shall, in its sole discretion, use such method as it deems reasonable and appropriate to allocate the aggregate Agreed Value of Contributed Properties contributed to the Partnership in a single or integrated transaction among each separate property on a basis proportional to the fair market value of each Contributed Property.

“Agreement” means this ~~Second~~Third Amended and Restated Agreement of Limited Partnership of Star ~~Gas Partners~~Group, L.P., as it may be amended, supplemented or restated from time to time.

“Assignee” means a Non-citizen Assignee or a Person to whom one or more Units representing a Limited Partner Interest have been transferred in a manner permitted under this Agreement and who has executed and delivered a Transfer Application as required by this Agreement, but who has not become a Substituted Limited Partner.

“Associate” means, when used to indicate a relationship with any Person, (a) any corporation or organization of which such Person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock or other voting interest; (b) any trust or other estate in which such Person has at least a 20% beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such Person, or any relative of such spouse, with the same residence as such Person.

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“Available Cash,” as to any Quarter ending before the Liquidation Date, means

(a) the sum of (i) all cash and cash equivalents of the Partnership Group on hand at the end of such Quarter and (ii) all additional cash and cash equivalents of the Partnership Group on hand on the date of determination of Available Cash with respect to such Quarter resulting from Working Capital Borrowings subsequent to the end of such Quarter, less

(b) the amount of cash reserves that is necessary or appropriate in the reasonable discretion of the General Partner to (i) provide for the proper conduct of the business of the Partnership Group (including reserves for future capital expenditures) subsequent to such Quarter, (ii) provide funds for distributions under Sections 5.4 or 5.5 in respect of any one or more of the next four Quarters, or (iii) comply with applicable law or any debt instrument or other agreement or obligation to which any member of the Partnership Group is a party or its assets are subject; provided, however, that the General Partner may not establish cash reserves for distributions pursuant to Section 5.4 unless the General Partner has determined that in its judgment the establishment of reserves will not prevent the Partnership from distributing the Minimum Quarterly Distribution on all Common Units and any Common Unit Arrearages thereon with respect to the next four Quarters.

Notwithstanding the foregoing, “Available Cash” with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

“Book Basis Derivative Items” means any item of income, deduction, gain, or loss included in the determination of Net Income, Net Loss, Net Termination Gain or Net Termination Loss that is computed with reference to the Carrying Value of an Adjusted Property (e.g., depreciation, depletion, or gain or loss with respect to an Adjusted Property).

“Board” means the Board of Directors of the General Partner.

“Book-Down Event” means an event which triggers a negative adjustment to the Capital Accounts of the Partners pursuant to Section 4.8(d).

~~“Book-Tax Disparity” means with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner’s share of the Partnership’s Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner’s Capital Account balance as maintained pursuant to Section 4.8 and the hypothetical balance of such Partner’s Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.~~

“Book-Up Event” means an event which triggers a positive adjustment to the Capital Accounts of the Partners pursuant to Section 4.8(d).

“Business Day” means Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States or the states of New York or Connecticut shall not be regarded as a Business Day.

“Capital Account” means the capital account maintained for a Partner pursuant to Section ~~4.8.~~4.8 as if the Partnership were taxed as a partnership for federal income tax purposes. The “Capital Account” in respect of a Common Unit, a General Partner Unit or any other specified interest in the Partnership shall be the amount which such Capital Account would be if such Common Unit, General Partner Unit or other interest in the Partnership were the only interest in the Partnership held by a Partner.

“Capital Contribution” means any cash, cash equivalents or the Net Agreed Value of Contributed Property that a Partner contributes or has contributed to the Partnership.

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“Capital Improvements” means (a) additions or improvements to the capital assets owned by any Group Member or (b) the acquisition of existing or the construction of new capital assets (including retail distribution outlets, petroleum product tanks, propane tanks, pipeline systems, storage facilities and related assets), made to increase the operating capacity of the Partnership Group from the operating capacity of the Partnership Group existing immediately prior to such addition, improvement, acquisition or construction.

“Capital Surplus” has the following meaning: all Available Cash distributed by the Partnership from any source will be treated as distributed from Operating Surplus until the sum of all Available Cash distributed since the commencement of the Partnership equals the Operating Surplus as of the end of the Quarter prior to such distribution. Any excess Available Cash will be deemed to be Capital Surplus.

“Carrying Value” means (a) with respect to a Contributed Property, the Agreed Value of such property reduced (but not below zero) by all depreciation, amortization and cost recovery deductions charged to the Partners’ and Assignees’ Capital Accounts in respect of such Contributed Property, and (b) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Sections 4.8(d)(i) and 4.8(d)(ii) and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

“Cause” means a court of competent jurisdiction has entered a final, non-appealable judgment finding the General Partner liable for actual fraud, gross negligence or willful or wanton misconduct in its capacity as general partner of the Partnership.

“Certificate” means a certificate, (a) substantially in the form of Exhibit A hereto with respect to Common Units (b) issued in global form in accordance with the rules and regulations of the Depositary, or (c) in such other form as may be adopted by the General Partner in its sole discretion, issued by the Partnership evidencing ownership of one or more Common Units, or a certificate in such form as may be adopted by the General Partner in its sole discretion, issued by the Partnership evidencing ownership of one or more other Units.

“Certificate of Limited Partnership” means the Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware as referenced in Section 6.2, as such Certificate of Limited Partnership may be amended, supplemented or restated from time to time.

“Citizenship Certification” means a properly completed certificate in such form as may be specified by the General Partner by which an Assignee or a Limited Partner certifies that he (and if he is a nominee holding for the account of another Person, that to the best of his knowledge such other Person) is an Eligible Citizen.

“Claim” has the meaning assigned to such term in Section 6.13(c).

“Closing Price” for any day means the last sale price on such day, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices on such day, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal National Securities Exchange (other than the Nasdaq Stock Market) on which the Units of such class are listed or admitted to trading or, if the Units of such class are not listed or admitted to trading on any National Securities Exchange (other than the Nasdaq Stock Market), the last quoted price on such day or, if not so quoted, the average of the high bid and low asked prices on such day in the over-the-counter market, as reported by the Nasdaq Stock Market or such other system then in use, or, if on any such day the Units of such class are not quoted by any such organization, the average of the closing bid and asked prices on such day as furnished by a professional market maker making a market in the Units of such class selected by the Board ~~of Directors of the General Partner~~, or if on any such day no market maker is making a market in the Units of such class, the fair value of such Units on such day as determined reasonably and in good faith by the Board ~~of Directors of the General Partner~~.

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“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

“Combined Interest” has the meaning assigned to such term in Section 13.3(a).

“Commission” means the Securities and Exchange Commission.

“Common Unit” means a Unit representing a fractional part of the Partnership Interests of all Limited Partners and Assignees and having the rights and obligations specified with respect to Common Units in this Agreement.

“Common Unit Arrearage” means, with respect to any Common Unit, whenever issued, and as to any Quarter beginning after September 30, 2008, the excess, if any, of (a) the Minimum Quarterly Distribution then in effect with respect to such Common Unit over (b) the sum of all Available Cash distributed with respect to such Common Unit in respect of such Quarter pursuant to Section 5.4(i).

“Conflicts Committee” means a committee of the Board ~~of Directors of the General Partner~~ composed entirely of two or more directors who are not (a) security holders, officers or employees of the General Partner, (b) officers, directors or employees of any Affiliate of the General Partner or (c) holders of any ownership interest in the Partnership Group other than Common Units and who also meet the independence standards required of directors who serve on an audit committee of a board of directors established by the Exchange Act and the rules and regulations of the Commission thereunder and by the National Securities Exchange on which the Common Units are listed or admitted to trading.

“Contributed Property” means each property or other asset, in such form as may be permitted by the Delaware Act, but excluding cash, contributed to the Partnership. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 4.8(d), such property shall no longer constitute a Contributed Property, but shall be deemed an Adjusted Property.

“Cumulative Common Unit Arrearage” means, with respect to any Common Unit, whenever issued, and as of the end of any Quarter, the excess, if any, of (a) the sum resulting from adding together the Common Unit Arrearage as to a Common Unit for each of the Quarters beginning after September 30, 2008 and ending on or before the last day of such Quarter over (b) the sum of any distributions theretofore made pursuant to Section 5.4(ii) with respect to such Common Unit (including any distributions to be made in respect of the last of such Quarters).

“Curative Allocation” means any allocation of an item of income, gain, deduction, loss or credit pursuant to the provisions of Section 5.1(d)(xi).

“Current Market Price” as of any date of any class of Units listed or admitted to trading on any National Securities Exchange means the average of the daily Closing Prices per Unit of such class for the 20 consecutive Trading Days immediately prior to such date.

“Delaware Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del C. § 17-101, et seq., as amended, supplemented or restated from time to time, and any successor to such statute.

“Departing Partner” means a former General Partner from and after the effective date of any withdrawal or removal of such former General Partner pursuant to Section 13.1 or 13.2, including the Initial General Partner from and after the Initial Closing Date and the Withdrawing General Partner from and after the Second A&R Effective Date.

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“Depositary” means with respect to any Units issued in book-entry form, The Depository Trust Company and its successors and permitted assigns.

~~“Distribution Levels” has the meaning assigned to such term in Section 5.8(a).~~

~~“Distribution Ratio” has the meaning assigned to such term in Section 5.8(b).~~

“Economic Risk of Loss” has the meaning set forth in Treasury Regulation Section 1.752-2(a).

“Effective Date” has the meaning assigned to such term in the introductory paragraph.

“Eligible Citizen” means a Person qualified to own interests in real property in jurisdictions in which any Group Member does business or proposes to do business from time to time, and whose status as a Limited Partner or Assignee does not or would not subject such Group Member to a significant risk of cancellation or forfeiture of any of its properties or any interest therein.

“Event of Withdrawal” has the meaning assigned to such term in Section 13.1(a).

“Exchange Act” means the Securities Exchange act of 1934, as amended, supplemented or restated from time to time and any successor to such statute.

“First Liquidation Target Amount” has the meaning assigned to such term in Section 5.1 (c)(i)(D).

“First Target Distribution” means $.1125 per Unit, subject to adjustment in accordance with Sections ~~5.6 and 5.7~~ 5.6.

“General Partner” ~~means Kestrel Heat LLC, a Delaware limited liability company, and its successor as general partner of the Partnership~~has the meaning assigned to such term in the introductory paragraph.

“General Partner Interest” means the ownership interest of the General Partner in the Partnership (in its capacity as a general partner without reference to any Limited Partner Interest held by it) which is evidenced by General Partner Units and includes any and all benefits to which the General Partner is entitled as provided in this Agreement, together with all obligations of the General Partner to comply with the terms and provisions of this Agreement.

“General Partner Unit” means a Unit representing a fractional part of the General Partner Interest and having the rights and obligations specified with respect to the General Partner Interest.

“Group” means a Person that with or through any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent given to such Person in response to a proxy or consent solicitation made to 10 or more persons) or disposing of any Partnership Securities with any other Person that beneficially owns, or whose Affiliates or Associates beneficially own, directly or indirectly, Partnership Interests.

“Group Member” means a member of the Partnership Group.

“Holder” has the meaning assigned to such term in Section 6.13(a).

“includes” means includes, without limitation, and “including” means including, without limitation.

“Indemnified Persons” has the meaning assigned to such term in Section 6.13(c).

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“Indemnitee” means (a) the General Partner, any Departing Partner, any Person who is or was an Affiliate of the General Partner or any Departing Partner, (b) any Person who is or was an officer, director, partner, agent or trustee of the General Partner or any Departing Partner or any such Affiliate, (c) any Person the General Partner designates as an Indemnitee for purposes of this Agreement or (d) any Person who is or was serving at the request of the General Partner or any Departing Partner or any such Affiliate as a director, officer, employee, partner, agent, fiduciary or trustee of another Person; provided, that a Person shall not be an Indemnitee pursuant to this clause (d) by reason of providing, on a fee-for-services basis, trustee, fiduciary or custodial services.

“Initial Closing Date” means December 20, 1995.

“Initial Common Units” means the Common Units sold in the Initial Offering.

“Initial General Partner” means Star Gas Corporation, a Delaware corporation.

“Initial Limited Partners” means Star Gas, Silgas, Inc. and Silgas of Illinois, Inc. and the Initial Underwriters, in each case admitted to the Partnership in accordance with Section 12.1.

“Initial Offering” means the initial offering and sale of Common Units to the public on December 20, 1995, as described in the Initial Registration Statement.

“Initial Overallotment Closing Date” means January 18, 1996.

“Initial Registration Statement” means the Registration Statement on Form S-1 (Registration No. 33-98490), as amended or supplemented from time to time, filed by the Partnership with the Commission under the Securities Act to register the offering and sale of the Initial Common Units in the Initial Offering.

“Initial Underwriters” means each person named as an underwriter in the Initial Offering.

“Initial Unit Price” means (a) with respect to each Common Unit and General Partner Unit, $2.25 or (b) with respect to any other class or series of Units, the price per Unit at which such class or series of Units is initially sold by the Partnership, as determined by the General Partner, in each case adjusted as the General Partner determines to be appropriate to give effect to any distribution, subdivision or combination of Units.

“Interim Capital Transactions” means the following transactions if they occur prior to the Liquidation Date: (a) borrowings, refinancings, or refundings of indebtedness and sales of debt securities (other than Working Capital Borrowings and other than for items purchased on open account in the ordinary course of business) by any Group Member; (b) sales of equity interests by any Group Member; and (c) sales or other voluntary or involuntary dispositions of any assets of any Group Member other than (x) sales or other dispositions of inventory in the ordinary course of business, (y) sales or other dispositions of other current assets, including receivables and accounts in the ordinary course of business, and (z) sales or other dispositions of assets as part of normal retirements or replacements.

~~“Junior Subordinated Unit” means a Junior Subordinated Unit of the Partnership Outstanding immediately prior to the Effective Date.~~

~~“Kestrel Heat” has the meaning assigned to such term in the Recitals to this Agreement.~~

“Limited Partner” means, unless the context otherwise requires, (a) the Organizational Limited Partner, each Initial Limited Partner, each Substituted Limited Partner, each Additional Limited Partner and any Departing Partner upon the change of its status from General Partner to Limited Partner pursuant to Section 13.3; and (b) solely for purposes of Articles IV, V, VI and IX and Sections 14.3 and 14.4, each Assignee.

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“Limited Partner Interest” means the ownership interest of a Limited Partner in the Partnership which is evidenced by Common Units or other Partnership Securities and includes any and all benefits to which a Limited Partner is entitled as provided in this Agreement, together with all obligations of a Limited Partner to comply with the terms and provisions of this Agreement.

“Liquidation Date” means (a) in the case of an event giving rise to the dissolution of the Partnership of the type described in clauses (a) and (b) of the first sentence of Section 14.2, the date on which the applicable time period during which the holders of Outstanding Units have the right to elect to continue the business of the Partnership has expired without such an election being made, and (b) in the case of any other event giving rise to the dissolution of the Partnership, the date on which such event occurs.

“Liquidator” means the General Partner or other Person approved pursuant to Section 14.3 who performs the functions described therein.

~~“M2” has the meaning assigned to such term in the Recitals to this Agreement.~~

“Merger Agreement” has the meaning assigned to such term in Section 16.1.

“Minimum Quarterly Distribution” means, (a) for the period from the Second A&R Effective Date through the earlier of (i) September 30, 2008 or (ii) the last day of the Quarter preceding the Quarter in which the Partnership makes a distribution of Available Cash, $0.0 per Unit per Quarter, and (b) for each Quarter thereafter, $0.0675 per Unit per Quarter, subject to adjustment in accordance with ~~Sections 5.6 and 5.7.~~Section 5.6.

“National Securities Exchange” means an exchange registered with the Commission under Section 6(a) of the Exchange Act or the Nasdaq Stock Market or any successor thereto.

“Net Agreed Value” means, (a) in the case of any Contributed Property, the Agreed Value of such property reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Partner or Assignee by the Partnership, the Partnership’s Carrying Value of such property (as adjusted pursuant to Section 4.8(d)(ii)) at the time such property is distributed, reduced by any indebtedness either assumed by such Partner or Assignee upon such distribution or to which such property is subject at the time of distribution, in either case, as determined under Section 752 of the Code.

“Net Income” means, for any taxable year, the excess, if any, of the Partnership’s items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year over the Partnership’s items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year. The items included in the calculation of Net Income shall be determined in accordance with Section 4.8(b) and shall not include any items specially allocated under Section 5.1(d); provided that the determination of the items that have been specially allocated under Section 5.1(d) shall be made as if Section 5.1(d)(xii) were not in the Agreement.

“Net Loss” means, for any taxable year, the excess, if any, of the Partnership’s items of loss and deduction (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year over the Partnership’s items of income and gain (other than those items taken into account in the computation of Net Termination Gain or Net Termination Loss) for such taxable year. The items included in the calculation of Net Loss shall be determined in accordance with Section 4.8(b) and shall not include any items specially allocated under Section 5.1(d); provided that the determination of the items that have been specially allocated under Section 5.1(d) shall be made as if Section 5.1(d)(xii) were not in the Agreement.

“Net Positive Adjustments” means, with respect to any Partner, the excess, if any, of the total positive adjustments over the total negative adjustments made to the Capital Account of such Partner pursuant to Book-Up and Book-Down Events.

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“Net Termination Gain” means, for any taxable year, the sum, if positive, of all items of income, gain, loss or deduction recognized by the Partnership after the Liquidation Date. The items included in the determination of Net Termination Gain shall be determined in accordance with Section 4.8(b) and shall not include any items of income, gain or loss specially allocated under Section 5.1(d).

“Net Termination Loss” means, for any taxable period, the sum, if negative, of all items of income, gain, loss or deduction recognized by the Partnership after the Liquidation Date. The items included in the determination of Net Termination Loss shall be determined in accordance with Section 4.8(b) and shall not include any items of income, gain or loss specially allocated under Section 5.1(d).

“Non-citizen Assignee” means a Person whom the General Partner has determined in its sole discretion does not constitute an Eligible Citizen and as to whose Partnership Interest the General Partner has become the Substituted Limited Partner, pursuant to Section 11.5.

~~“Non-competition Agreement” means that certain non-competition agreement among Irik P. Sevin, the Partnership and a former subsidiary of the Partnership.~~ “Nonrecourse Built-in Gain” means with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Sections ~~5.2(b)(i)(A), 5.2(b)(ii)(A) and 5.2(b)(iii)~~5.1(d) if the Partnership were taxed as a partnership for federal income tax purposes and if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

“Nonrecourse Deductions” means any and all items of loss, deduction or expenditures (including, without limitation, any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(b), are attributable to a Nonrecourse Liability.

“Nonrecourse Liability” has the meaning set forth in Treasury Regulation Section 1.752-1(a)(2).

“Notice of Election to Purchase” has the meaning assigned to such term in Section 17.1(b).

“Old Subordinated Units” means the Subordinated Units issued to the Initial General Partner on the Initial Closing Date.

“Operating Expenditures” means all Partnership Group expenditures, including taxes, reimbursements of the General Partner, debt service payments, capital expenditures and all non-Pro Rata purchases of Outstanding Units (other than those made with the Proceeds of Interim Capital Transactions) subject to the following:

(a) Payments (including prepayments) of principal and premium on a debt shall not be an Operating Expenditure if the payment is (i) required in connection with the sale or other disposition of assets or (ii) made in connection with the refinancing or refunding of indebtedness with the proceeds from new indebtedness or from the sale of equity interests. For purposes of the foregoing, at the election and in the reasonable discretion of the General Partner, any payment of principal or premium shall be deemed to be refunded or refinanced by any indebtedness incurred or to be incurred by the Partnership Group within 180 days before or after such payment to the extent of the principal amount of such indebtedness.

(b) Operating Expenditures shall not include (i) capital expenditures made for Acquisitions or for Capital Improvements, (ii) payment of transaction expenses relating to Interim Capital Transactions, or (iii) distributions to Partners. Where capital expenditures are made in part for Acquisitions or Capital Improvements and in part for other purposes, the General Partner’s good faith allocation between the amounts paid for each shall be conclusive.

“Operating Partnership” means Star Gas Propane, L.P., a Delaware limited partnership, and any successors thereto.

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“Operating Surplus,” as to any period ending before the Liquidation Date, means

(a) the sum of (i) $22,000,000 plus all cash of the Partnership Group on hand on the Second A&R Effective Date, (ii) all the cash receipts of the Partnership Group for the period beginning on the Second A&R Effective Date and ending with the last day of such period, other than cash receipts from Interim Capital Transactions (except to the extent specified in Section 5.5) and (iii) all cash receipts of the Partnership Group after the end of such period but on or before the date of determination of Operating Surplus with respect to such period resulting from Working Capital Borrowings, less

(b) the sum of (i) Operating Expenditures for the period beginning on the Second A&R Effective Date and ending with the last day of such period, and (ii) the amount of cash reserves that is necessary or advisable in the reasonable discretion of the General Partner to provide funds for future Operating Expenditures; provided, however, that disbursements made (including contributions to a Group Member or disbursements on behalf of a Group Member) or cash reserves established, increased or reduced after the end of such period but on or before the date of determination of Available Cash with respect to such period shall be deemed to have been made, established, increased or reduced, for purposes of determining Operating Surplus, within such period if the General Partner so determines.

Notwithstanding the foregoing, “Operating Surplus” with respect to the Quarter in which the Liquidation Date occurs and any subsequent Quarter shall equal zero.

“Opinion of Counsel” means a written opinion of counsel (who may be regular counsel to the Partnership, the General Partner or any of its Affiliates) acceptable to the General Partner in its reasonable discretion.

“Organizational Limited Partner” means William G. Powers, Jr., in his capacity as the organizational limited partner of the Partnership.

“Original Agreement” has the meaning assigned to such term in the ~~Recitals~~recitals to this Agreement.

“Outstanding” means, with respect to Partnership Securities, all Partnership Securities that are issued by the Partnership and reflected as outstanding on the Partnership’s books and records as of the date of determination.

“Partner Nonrecourse Debt” has the meaning set forth in Treasury Regulation Section 1.704-2(b)(4).

“Partner Nonrecourse Debt Minimum Gain” has the meaning set forth in Treasury Regulation Section 1.704-2(i)(2).

“Partner Nonrecourse Deductions” means any and all items of loss, deduction or expenditure (including, without limitation, any expenditure described in Section 705(a)(2)(B) of the Code) that, in accordance with the principles of Treasury Regulation Section 1.704-2(i)~~, are~~ applied as if the Partnership were taxed as a partnership for federal income tax purposes, would be attributable to a Partner Nonrecourse Debt.

“Partners” means the General Partner and the Limited Partners.

“Partnership” means Star ~~Gas Partners~~Group, L.P., a Delaware limited partnership, and any successors thereto.

“Partnership Group” means the Partnership and any Subsidiary of such entity, treated as a single consolidated entity.

“Partnership Interest” means an interest in the Partnership, which shall include General Partner Interests and Limited Partner Interests.

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“Partnership Minimum Gain” means that amount determined in accordance with the principles of Treasury Regulation Section 1.704-2(d) applied as if the Partnership were taxed as a partnership for federal income tax purposes.

“Partnership Security” means any class or series of Unit, any option, right, warrant or appreciation rights relating thereto, or any other type of equity interest that the Partnership may lawfully issue, or any unsecured or secured debt obligation of the Partnership that is convertible into any class or series of equity interests of the Partnership.

“Percentage Interest” means as of the date of such determination, (a) as to any Partner or Assignee holding Units, the product of (i) 100% less the percentage applicable to paragraph (b) multiplied by (ii) the quotient of the number of Units held by such Partner or Assignee divided by the total number of all Outstanding Units, and (b) as to the holders of additional Partnership Securities issued by the Partnership in accordance with Section 4.4, the percentage established as a part of such issuance.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association or other entity.

“Plan” has the meaning assigned to such term in Section 5.10.

“Pro Rata” means (a) when modifying Units or any class thereof, apportioned equally among all designated Units in accordance with their respective Percentage Interests, and (b) when modifying Partners and Assignees or Record Holders, apportioned among all Partners and Assignees or Record Holders in accordance with their respective Percentage Interests.

“Proxy Statement” means that certain proxy statement dated                                     ●, 2017 sent to Limited Partners in connection with the ~~transactions contemplated by the Transaction Agreement~~Tax Election.

“Purchase Date” means the date determined by the General Partner as the date for purchase of all Outstanding Units of a certain class (other than Units owned by the General Partner and its Affiliates) pursuant to Article XVII.

“Quarter” means, unless the context requires otherwise, a three-month period of time ending on March 31, June 30, September 30, or December 31.

~~“Recapture Income” means any gain recognized by the Partnership (computed without regard to any adjustment required by Sections 734 or 743 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.~~

“Record Date” means the date established by the General Partner for determining (a) the identity of the Record Holders entitled to notice of, or to vote at, any meeting of Limited Partners or entitled to vote by ballot or give approval of Partnership action in writing without a meeting or entitled to exercise rights in respect of any lawful action of Limited Partners or (b) the identity of Record Holders entitled to receive any report or distribution.

“Record Holder” means the Person in whose name a Common Unit is registered on the books of the Transfer Agent as of the opening of business on a particular Business Day, or with respect to any other Partnership Security, the Person in whose name such other Partnership Security is registered on the books of the General Partner as of the opening of business on such Business Day.

“Redeemable Units” means any Partnership Interests for which a redemption notice has been given, and has not been withdrawn, pursuant to Section 11.6.

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“Remaining Net Positive Adjustments” means as of the end of any taxable period, (i) with respect to the Limited Partners, as a class, the excess of (a) the Net Positive Adjustments of the Limited Partners as of the end of such period over (b) the sum of those Partners’ Share of Additional Book Basis Derivative Items for each prior taxable period, and (ii) with respect to the General Partner, the excess of (a) the Net Positive Adjustments of the General Partner as of the end of such period over (b) the sum of the General Partner’s Share of Additional Book Basis Derivative Items for each prior taxable period.

“Required Allocations” means any allocation (or limitation imposed on any allocation) of an item of income, gain, deduction or loss pursuant to (a) Section 5.1(b)(v) or (b) Sections 5.1(d)(i), 5.1(d)(ii), 5.l (d)(iv), 5.1(d)(v), 5.1(d)(vi), 5.1(d)(vii) and 5.1(d)(ix), such allocations (or limitations thereon) ~~being~~that would be directly or indirectly required by the Treasury Regulations promulgated under Section 704(b) of the Code if the Partnership were taxed as a partnership for federal income tax purposes.

~~“Residual Gain” or “Residual Loss” means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of a Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Sections 5.2(b)(i)(A) or 5.2(b)(ii)(A), respectively, to eliminate Book-Tax Disparities.~~ Rights Agreement” means that certain Amended and Restated Rights Agreement, dated as of July 20, 2006, a copy of which was attached to the Second Amended and Restated Agreement as Exhibit B as the same may have been amended or supplemented from time to time. Prior to the date of this Third Amended and Restated Agreement, the Rights Agreement expired by its terms and its provisions are no longer in effect. Any capitalized terms used in Section 15.3(f) that are not defined herein are defined in the Rights Agreement.

~~“Rights Agreement” has the meaning assigned to such term in Article XIX.~~ Second A&R Effective Date” means April 28, 2006.

“Second Amended and Restated Agreement” has the meaning assigned to such term in the ~~introductory paragraph. “Second Liquidation Target Amount” has the meaning assigned to such term in Section 5.1(c)(i)(F)~~recitals.

“Securities Act” means the Securities Act of 1933, as amended, supplemented or restated from time to time and any successor to such statute.

~~“Senior Subordinated Unit” means the Senior Subordinated Units of the Partnership in this Agreement Outstanding immediately prior to the Effective Date.~~ “Share of Additional Book Basis Derivative Items” means in connection with any allocation of Additional Book Basis Derivative Items for any taxable period, (a) with respect to the Limited Partners, as a class, the amount that bears the same ratio to such Additional Book Basis Derivative Items as the Limited Partners’ Remaining Net Positive Adjustments as of the end of such period bears to the Aggregate Remaining Net Positive Adjustments as of that time, and (b) with respect to the General Partner, the amount that bears the same ratio to such Additional Book Basis Derivative Items as the General Partner’s Remaining Net Positive Adjustments as of the end of such period bears to the Aggregate Remaining Net Positive Adjustments as of that time.

“Special Approval” means approval by the Conflicts Committee.

“Star Gas” means Star Gas Corporation, a Delaware corporation.

“Subsidiary” means, with respect to any Person, (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, by such Person, by one or more Subsidiaries of such Person or a combination thereof, (b) a partnership (whether general or limited) in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such

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partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned or controlled, directly or indirectly, by such Person, by one or more Subsidiaries of such Person, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which such Person, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

“Substituted Limited Partner” means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 12.2 in place of, and with all the rights of, a Limited Partner and who is shown as a Limited Partner on the books and records of the Partnership.

~~“Successor General Partner” has the meaning assigned to such term in the introductory paragraph.~~

“Surviving Business Entity” has the meaning assigned to such term in Section 16.2(b).

“Termination Capital Transaction” means a transaction in which Net Termination Gain or Net Termination Loss is recognized.

“Tax Election” has the meaning assigned to such term in the recitals.

“Trading Day” means a day on which the principal National Securities Exchange on which the Units of any class are listed or admitted to trading is open for the transaction of business or, if Units of a class are not listed or admitted to trading on any National Securities Exchange, a day on which banking institutions in New York City generally are open.

~~“Transaction Agreement” has the meaning set forth in the Recitals to this Agreement.~~

“transfer” has the meaning assigned to such term in Section 11.1(a).

“Transfer Agent” means such bank, trust company or other Person (including the General Partner or one of its Affiliates) as shall be appointed from time to time by the Partnership to act as registrar and transfer agent for the Common Units and as may be appointed from time to time by the General Partner to act as registrar and transfer agent for any other Partnership Securities; provided that if no Transfer Agent is specifically designated for any such other Partnership Securities, the General Partner shall act in such capacity.

“Transfer Application” means an application and agreement for transfer of Units in the form set forth on the back of a Certificate or in a form substantially to the same effect in a separate instrument.

~~“Trigger Date” has the meaning assigned to such term in Section 5.8(a).~~ “Unit” means a Partnership Interest of a Partner or Assignee in the Partnership representing a fractional part of the Partnership Interests of all Partners and Assignees and shall include Common Units and General Partner Units; provided, that each Unit at any time Outstanding shall represent the same fractional part of the Partnership Interests of all Partners and Assignees holding Units as each other Unit.

“Unit Majority” means, a majority of the Outstanding Common Units.

“Unrealized Gain” attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property as of such date (as determined under Section 4.8(d)) over (b) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 4.8(d) as of such date).

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“Unrealized Loss” attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property as of such date (prior to any adjustment to be made pursuant to Section 4.8(d) as of such date) over (b) the fair market value of such property as of such date (as determined under Section 4.8(d)).

“Unrecovered Initial Unit Price” means, at any time, with respect to Common Units, the Initial Unit Price less the sum of all distributions constituting Capital Surplus theretofore made in respect of an Initial Common Unit and any distributions of cash (or the Net Agreed Value of any distributions in kind) in connection with the dissolution and liquidation of the Partnership theretofore made in respect of an Initial Common Unit, adjusted as the General Partner determines to be appropriate to give effect to any distribution, subdivision or combination of Units.

“Withdrawing General Partner” ~~has the meaning assigned to such term in the introductory paragraph~~means Star Gas LLC, a Delaware limited liability company.

“Working Capital Borrowings” means borrowings for working capital purposes or to pay distributions to Partners pursuant to a facility or other arrangement requiring all borrowings thereunder to be reduced to a relatively small amount each year for an economically meaningful period of time. It being the intent hereof, that borrowings which are not intended exclusively for working capital purposes shall not be treated as Working Capital Borrowings.

ARTICLE III

PURPOSE

Section 3.1 Purpose and Business.

The purpose and nature of the business to be conducted by the Partnership shall be to (a) engage directly in, or to enter into or form any corporation, partnership, joint venture, limited liability company or other arrangement to engage indirectly in, any business activity that is approved by the General Partner and which lawfully may be conducted by a limited partnership organized pursuant to the Delaware Act and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity, and (b) do anything necessary or appropriate to the foregoing. The General Partner has no obligation or duty to the Partnership, the Limited Partners, or the Assignees to propose or approve, and in its sole discretion may decline to propose or approve, the conduct by the Partnership of any business.

Section 3.2 Powers.

The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described in Section 3.1 and for the protection and benefit of the Partnership.

ARTICLE IV

CONTRIBUTIONS AND UNITS

Section 4.1 Organization Contributions and Return.

In connection with the formation of the Partnership under the Delaware Act, the Initial General Partner made an initial Capital Contribution to the Partnership and was admitted as the general partner of the Partnership, and the Organizational Limited Partner made an initial Capital Contribution to the Partnership and was admitted as a limited partner of the Partnership.

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Section 4.2 Contributions by Initial Limited Partners.

On the Initial Closing Date, the Initial Underwriters contributed cash to the Partnership in exchange for 2,600,000 Common Units. On the Initial Overallotment Closing Date, the Initial Underwriters contributed cash to the Partnership in exchange for 275,000 Common Units. On the Initial Closing Date, the Initial General Partner, Silgas, Inc. and Silgas of Illinois, Inc. contributed their interests in the Operating Partnership to the Partnership in exchange for 2,396,078 Old Subordinated Units. Immediately after these contributions, the interest of the Organizational Limited Partner was terminated and the Organizational Limited Partner ceased to be a Limited Partner.

Section 4.3 Prior Contributions; General Partner Contributions.

(a) All Limited Partner Interests that were issued prior to the date hereof and are currently Outstanding shall be continued.

(b) Upon the making of any Capital Contribution to the Partnership by any Person, the General Partner, in its sole discretion, may make an additional Capital Contribution only to the extent necessary such that after taking into account the additional Capital Contribution made by such Person and the General Partner pursuant to this Section 4.3(b) the General Partner will have a Capital Account equal to at least 1.99% of the total of all Capital Accounts.

Section 4.4 Issuances of Additional Partnership Securities.

(a) The General Partner is authorized to cause the Partnership to issue additional Partnership Securities for any Partnership purpose at any time and from time to time to such Persons for such consideration and on such terms and conditions as shall be established by the General Partner in its sole discretion, all without the approval of any Limited Partners unless required by the rules of any National Securities Exchange on which the Units or any other Partnership Securities are listed for trading.

(b) Each additional Partnership Security authorized to be issued by the Partnership pursuant to Section 4.4(a) may be issued in one or more classes, or one or more series of any such classes, with such designations, preferences, rights, powers and duties (which may be senior to existing classes and series of Partnership Securities), as shall be fixed by the General Partner in the exercise of its sole discretion, including (i) the right to share Partnership profits and losses or items thereof; (ii) the right to share in Partnership distributions; (iii) the rights upon dissolution and liquidation of the Partnership; (iv) whether, and the terms and conditions upon which, the Partnership may redeem the Partnership Security; (v) whether such Partnership Security is issued with the privilege of conversion and, if so, the terms and conditions of such conversion; (vi) the terms and conditions upon which each Partnership Security will be issued, evidenced by certificates and assigned or transferred; and (vii) the right, if any, of each such Partnership Security to vote on Partnership matters, including matters relating to the relative rights, preferences and privileges of such Partnership Security.

(c) The General Partner is hereby authorized and directed to take all actions that it deems necessary or appropriate in connection with each issuance of Partnership Securities pursuant to this Section 4.4 and to amend this Agreement in any manner that it deems necessary or appropriate to provide for each such issuance, to admit Additional Limited Partners in connection therewith and to specify the relative rights, powers and duties of the holders of the Units or other Partnership Securities being so issued. The General Partner shall do all things necessary to comply with the Delaware Act and is authorized and directed to do all things it deems to be necessary or advisable in connection with any future issuance of Partnership Securities, including compliance with any statute, rule, regulation or guideline of any federal, state or other governmental agency or any National Securities Exchange on which the Units or other Partnership Securities are listed for trading.

(d) ~~Upon~~On the Second A&R Effective Date, ~~each Outstanding Senior Subordinated Unit and each Outstanding Junior Subordinated Unit shall thereupon and without any further action of the holder of any such~~

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~~Unit or of the Partnership shall be converted into a Common Unit. Upon the Effective Date, the Partnership shall issue to the Successor~~the Partnership issued to the General Partner 325,579 General Partner Units and the Withdrawing General Partner ~~shall contribute~~contributed its General Partner Units to the Partnership, which General Partner Units so contributed to the Partnership ~~shall be~~were cancelled and no longer represent a General Partner Interest.

Section 4.5 [Intentionally Omitted].

Section 4.6 Limited Preemptive Rights.

No Person shall have any preemptive, preferential or other similar right with respect to the issuance of any Partnership Security, whether unissued, held in the treasury or hereafter created, except that the General Partner shall have the right, which it may from time to time assign in whole or in part to any of its Affiliates, to purchase Partnership Securities from the Partnership whenever, and on the same terms that, the Partnership issues Partnership Securities to Persons other than the General Partner and its Affiliates, to the extent necessary to maintain the Percentage Interests of the General Partner and its Affiliates equal to that which existed immediately prior to the issuance of such Partnership Securities.

Section 4.7 Splits and Combinations.

(a) Subject to Sections 4.8(d)~~, 5.6~~ and ~~5.7~~5.6 (dealing with adjustments of distribution levels), the General Partner may make a pro rata distribution of Partnership Securities to all Record Holders or may effect a subdivision or combination of Partnership Securities so long as, after any such event, each Partner shall have the same Percentage Interest in the Partnership as before such event, and any amounts calculated on a per Unit basis are proportionately adjusted retroactive to the beginning of the Partnership.

(b) Whenever such a distribution, subdivision or combination of Partnership Securities is declared, the General Partner shall select a Record Date as of which the distribution, subdivision or combination shall be effective and shall send notice thereof at least 20 days prior to such Record Date to each Record Holder as of the date not less than 10 days prior to the date of such notice. The General Partner also may cause a firm of independent public accountants selected by it to calculate the number of Units to be held by each Record Holder after giving effect to such distribution, subdivision or combination. The General Partner shall be entitled to rely on any certificate provided by such firm as conclusive evidence of the accuracy of such calculation.

(c) Promptly following any such distribution, subdivision or combination, the General Partner may cause Certificates to be issued to the Record Holders of Units as of the applicable Record Date representing the new number of Units held by such Record Holders, or the General Partner may adopt such other procedures as it may deem appropriate to reflect such changes. If any such combination results in a smaller total number of Units Outstanding, the General Partner shall require, as a condition to the delivery to a Record Holder of such new Certificate, the surrender of any Certificate held by such Record Holder immediately prior to such Record Date.

(d) The Partnership shall not issue fractional Units upon any distribution, subdivision or combination of Units. If a distribution, subdivision or combination of Units would result in the issuance of fractional Units but for the provisions this Section 4.7(d), each fractional Unit shall be rounded to the nearest whole Unit (and a 0.5 Unit shall be rounded to the next higher Unit).

Section 4.8 Capital Accounts.

Notwithstanding that the Partnership has elected to be classified as a corporation for U.S. federal income tax purposes, for the sole purpose of determining the rights of the Partners to receive distributions on liquidation pursuant to Section 14.4(c), the Partnership shall continue to maintain Capital Accounts pursuant to this Section 4.8 and to make allocations pursuant to Section 5.1 as if the Partnership were classified as a partnership

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for federal income tax purposes. Furthermore, the Capital Account of each Partner immediately prior to the effective time of the election of the Partnership to be classified as a corporation for U.S. federal income tax purposes shall be the Capital Account of the Partner immediately following such election (disregarding any adjustments to such Capital Account and the deemed liquidation for U.S. federal income tax purposes of the Partnership as a result of the election by the Partnership to be classified as a corporation for U.S. federal income tax purposes).

(a) The Partnership shall maintain for each Partner (or a beneficial owner of Partnership Interests held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with Section 6031(c) of the Code or any other method acceptable to the General Partner in its sole discretion) owning a Partnership Interest a separate Capital Account with respect to such Partnership Interest in accordance with the rules of Treasury Regulation Section l.704-l(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions made to the Partnership with respect to such Partnership Interest pursuant to this Agreement and (ii) all items of Partnership income and gain (including, without limitation, income and gain exempt from tax) computed in accordance with Section 4.8(b) and allocated with respect to such Partnership Interest pursuant to Section 5.1, and decreased by (x) the amount of cash or Net Agreed Value of all actual and deemed distributions of cash or property made with respect to such Partnership Interest pursuant to this Agreement and (y) all items of Partnership deduction and loss computed in accordance with Section 4.8(b) and allocated with respect to such Partnership Interest pursuant to Section 5.1.

(b) For purposes of computing the amount of any item of income, gain, loss or deduction to be reflected in the Partners’ Capital Accounts, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes (including, without limitation, any method of depreciation, cost recovery or amortization used for that purpose), provided, that:

(i) All fees and other expenses incurred by the Partnership to promote the sale of (or to sell) a Partnership Interest that can neither be deducted nor amortized under Section 709 of the Code, if any, shall, for purposes of Capital Account maintenance, be treated as an item of deduction at the time such fees and other expenses are incurred and shall be allocated among the Partners pursuant to Section 5.1.

(ii) Except as otherwise provided in Treasury Regulation Section 1.704-l(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership and, as to those items described in Section 705(a)(l)(B) or 705(a)(2)(B) of the Code, without regard to the fact that such items are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 734(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment in the Capital Accounts shall be treated as an item of gain or loss.

(iii) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership’s Carrying Value with respect to such property as of such date.

(iv) In accordance with the requirements of Section 704(b) of the Code, any deductions for depreciation, cost recovery or amortization attributable to any Contributed Property shall be determined as if the adjusted basis of such property on the date it was acquired by the Partnership were equal to the Agreed Value of such property. Upon an adjustment pursuant to Section 4.8(d) to the Carrying Value of any Partnership property subject to depreciation, cost recovery or amortization, any further deductions for such depreciation, cost recovery or amortization attributable to such property shall be determined (A) as if the adjusted basis of such property were equal to the Carrying Value of such property immediately following such adjustment and (B) using a rate of depreciation, cost recovery or amortization derived from the same method and useful life (or, if applicable, the remaining useful life) as is applied for federal income tax

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purposes; provided, however, that if the asset has a zero adjusted basis for federal income tax purposes, depreciation, cost recovery or amortization deductions shall be determined using any reasonable method that the General Partner may adopt.

(v) ~~If~~Any taxes incurred by the Partnership~~’s adjusted basis in a depreciable or cost recovery property is reduced~~ as an association taxable as a corporation for federal income tax purposes ~~pursuant to Section 48(q)(1) or 48(q)(3) of the Code, the amount of such reduction shall, solely for purposes hereof, be deemed to be an additional depreciation or cost recovery deduction in the year such property is placed in service~~shall, for purposes of Capital Account maintenance, be treated as an item of deduction and shall be allocated among the Partners pursuant to Section 5.1. ~~Any restoration of such basis pursuant to Section 48(q)(2) of the Code shall, to the extent possible, be allocated in the same manner to the Partners to whom such deemed deduction was allocated.~~

(c) A transferee of a Partnership Interest shall succeed to a Pro Rata portion of the Capital Account of the transferor relating to the Partnership Interest so transferred.

(d) (i) Consistent with the provisions of Treasury Regulation Section 1.704-l(b)(2)(iv)(f), on an issuance of additional Units for cash or Contributed Property~~, the conversion of Senior Subordinated Units and Junior Subordinated Units to Common Units pursuant to Section 4.4(d)~~ or the conversion of the General Partner’s Combined Interest to Common Units pursuant to Section 13.3(b), the Capital Account of all Partners and the Carrying Value of each Partnership property immediately prior to such issuance shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property immediately prior to such issuance and had been allocated to the Partners at such time pursuant to Section 5.1(c). In determining such Unrealized Gain or Unrealized Loss, the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to the issuance of additional Units shall be determined by the General Partner using such reasonable method of valuation as it may adopt; provided, however, the General Partner, in arriving at such valuation, must take fully into account the fair market value of the Partnership Interests of all Partners at such time. The General Partner shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its sole discretion to be reasonable) to arrive at a fair market value for individual properties.

(ii) In accordance with Treasury Regulation Section 1.704-l(b)(2)(iv)(f), immediately prior to any actual or deemed distribution to a Partner of any Partnership property (other than a distribution of cash that is not in redemption or retirement of a Partnership Interest), the Capital Accounts of all Partners and the Carrying Value of all Partnership property shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as if such Unrealized Gain or Unrealized Loss had been recognized in a sale of such property immediately prior to such distribution for an amount equal to its fair market value, and had been allocated to the Partners, at such time, pursuant to Section 5.l(c). Any Unrealized Gain or Unrealized Loss attributable to such property shall be allocated in the same manner as Net Termination Gain or Net Termination Loss pursuant to Section 5.l(c); provided, however, that, in making any such allocation, Net Termination Gain or Net Termination Loss actually realized shall be allocated first. In determining such Unrealized Gain or Unrealized Loss the aggregate cash amount and fair market value of all Partnership assets (including, without limitation, cash or cash equivalents) immediately prior to a distribution shall (A) in the case of an actual distribution which is not made pursuant to Section 13.3 or 13.4 or (B) in the case of a liquidating distribution pursuant to Section 14.4, be determined and allocated by the Liquidator using such reasonable method of valuation as it may adopt.

Section 4.9 Interest and Withdrawal.

No interest shall be paid by the Partnership on Capital Contributions, and no Partner or Assignee shall be entitled to withdraw any part of its Capital Contributions or otherwise to receive any distribution from the Partnership, except as provided in Articles V, VII, XIII and XIV.

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ARTICLE V

ALLOCATIONS AND DISTRIBUTIONS

Section 5.1 Allocations for Capital Account Purposes.

~~For~~Subject to the first paragraph of Section 4.7, for purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership’s items of income, gain, loss and deduction (computed in accordance with Section 4.8(b)) shall be allocated among the Partners in each taxable year (or portion thereof) as provided hereinbelow.

(a) Net Income. After giving effect to the special allocations set forth in Section 5.1(d), Net Income for each taxable period and all items of income, gain, loss and deduction taken into account in computing Net Income for such taxable period shall be allocated as follows:

(i) First, 100% to the General Partner until the aggregate Net Income allocated to the General Partner pursuant to this Section 5.1(a)(i) for the current taxable year and all previous taxable years is equal to the aggregate Net Losses allocated to the General Partner pursuant to Section 5.1(b)(vi) for all previous taxable years;

(ii) Second, 100% to the General Partner and the Limited Partners, in accordance with their respective Percentage Interests, until the aggregate Net Income allocated to such Partners pursuant to this Section 5.1(a)(ii) for the current taxable year and all previous taxable years is equal to the aggregate Net Losses allocated to such Partners pursuant to Section 5.1(b)(v) for all previous taxable years; and

(iii) Third, 100% to Partners holding Common Units, Pro Rata, until the aggregate Net Income allocated to each Common Unit pursuant to this Section 5.1(a)(iii) for the current taxable year and all previous taxable years is equal to the aggregate Minimum Quarterly Distributions payable with respect to such Unit for the current taxable year and all previous taxable years;

(iv) Fourth, 100% to the Partners holding General Partner Units, Pro Rata, until the aggregate Net Income allocated to each General Partner Unit pursuant to this Section 5.1(a)(iv) for the current taxable year and all previous taxable years is equal to the aggregate Minimum Quarterly Distributions distributed to such Partners pursuant to Section 5.4(iii) for the current taxable year and all previous taxable years;

(v) Fifth, 90% to the Partners holding Common Units, Pro Rata, and 10% to the Partners holding General Partner Units, Pro Rata, until the aggregate Net Income allocated to such Partners pursuant to this Section 5.1(a)(v) is equal to the aggregate amount distributed to such Partners pursuant to Section 5.4(iv);

(vi) Sixth, the balance, if any, 80% to the Partners holding Common Units, Pro Rata and 20% to the Partners holding General Partner Units, Pro Rata.

(b) Net Losses. After giving effect to the special allocations set forth in Section 5.1(d), Net Losses for each taxable period and all items of income, gain, loss and deduction taken into account in computing Net Losses for such taxable period shall be allocated as follows:

(i) First, 80% to the Partners holding Common Units, Pro Rata, and 20% to the Partners holding General Partner Units, Pro Rata, until the aggregate Net Losses allocated pursuant to this Section 5.1(b)(i) for the current taxable year and all previous taxable years is equal to the aggregate Net Income allocated to such Partners pursuant to Section 5.1(a)(vi) for all previous taxable years;

(ii) Second, 90% to the Partners holding Common Units, Pro Rata, and 10% to the Partners holding General Partner Units, Pro Rata, until the aggregate Net Losses allocated pursuant to this Section 5.1(b)(ii) for the current taxable year and all previous taxable years is equal to the aggregate Net Income allocated to such Partners pursuant to Section 5.1(a)(v) for all previous taxable years;

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(iii) Third 100% to the Partners holding General Partner Units, Pro Rata, until the aggregate Net Losses allocated pursuant to this Section 5.1(b)(iii) for the current taxable year and all previous taxable years is equal to the aggregate Net Income allocated to such Partners pursuant to Section 5.1(a)(iv) for all previous taxable years;

(iv) Fourth, 100% to the Partners holding Common Units, Pro Rata, until the aggregate Net Losses allocated pursuant to this Section 5.1(b)(iv) for the current taxable year and all previous taxable years is equal to the aggregate Net Income allocated to such Partners pursuant to Section 5.1(a)(iii) for all previous taxable years;

(v) Fifth, 100% to the General Partner and the Limited Partners in accordance with their respective Percentage Interests; provided, that Net Losses shall not be allocated pursuant to this Section 5.1(b)(v) to the extent that such allocation would cause any Limited Partner to have a deficit balance in its Adjusted Capital Account at the end of such taxable year (or increase any existing deficit balance in its Adjusted Capital Account); and

(vi) Sixth, the balance, if any, 100% to the General Partner.

(c) Net Termination Gains and Losses. After giving effect to the special allocations set forth in Section 5.l(d), all items of income gain, loss and deduction taken into account in computing Net Termination Gain or Net Termination Loss for such taxable period shall be allocated in the same manner as such Net Termination Gain or Net Termination Loss is allocated hereunder. All allocations under this Section 5.1(c) shall be made after Capital Account balances have been adjusted by all other allocations provided under this Section 5.1 and after all distributions of Available Cash provided under Section 5.4 have been made with respect to the taxable period ending on the date of the Partnership’s liquidation pursuant to Section 14.4.

(i) If a Net Termination Gain is recognized (or deemed recognized pursuant to Section 4.8(d)) from Termination Capital Transactions, such Net Termination Gain shall be allocated among the General Partner and the Limited Partners in the following manner (and the Capital Accounts of the Partners shall be increased by the amount so allocated in each of the following subclauses, in the order listed, before an allocation is made pursuant to the next succeeding subclause):

(A) First, to each Partner having a deficit balance in its Capital Account, in the proportion that such deficit balance bears to the total deficit balances in the Capital Accounts of all Partners, until each such Partner has been allocated Net Termination Gain equal to any such deficit balance in its Capital Account;

(B) Second, 100% to all Partners holding Common Units, Pro Rata, until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (1) its Unrecovered Initial Unit Price plus (2) the Minimum Quarterly Distribution for the Quarter during which such Net Termination Gain is recognized, reduced by any distribution pursuant to Sections 5.4(i) with respect to such Common Unit for such Quarter (the amount determined pursuant to this clause (2) is hereinafter defined as the “Unpaid MQD”) plus (3) any then existing Cumulative Common Unit Arrearage;

(C) Third, 100% to all Partners holding General Partner Units, Pro Rata, until the Capital Account in respect of each General Partner Unit then Outstanding is equal to the sum of (i) its Unrecovered Initial Unit Price plus (ii) the Minimum Quarterly Distribution for the Quarter during which such Net Termination Gain is recognized, reduced by any distribution pursuant to Section 5.4(iii) with respect to such General Partner Unit for such Quarter;

(D) Fourth, 10% to all Partners holding General Partner Units, Pro Rata and 90% to all Partners holding Common Units, Pro Rata, until the Capital Account in respect of each Common Unit then Outstanding is equal to the sum of (l) its Unrecovered Initial Unit Price, plus (2) the Unpaid MQD, if any, for such Common Unit with respect to the Quarter during which such Net Termination Gain is recognized, plus (3) any then existing Cumulative Common Unit Arrearage, plus (4) the excess of (aa) the First Target Distribution less the Minimum Quarterly Distribution for each Quarter of the

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Partnership’s existence over (bb) the amount of any distributions of Operating Surplus that was distributed pursuant to Sections 5.4(iv) (the sum of (1) plus (2) plus (3) plus (4) is hereinafter defined as the “First Liquidation Target Amount”);

(E) Finally, any remaining amount 20% to the Partners holding General Partner Units, Pro Rata, and 80% to all Partners holding Common Units, Pro Rata.

(ii) If a Net Termination Loss is recognized (or deemed recognized pursuant to Section 4.8(d)) from Termination Capital Transactions, such Net Termination Loss shall be allocated to the Partners in the following manner:

(A) First, 100% to all Partners holding Common Units, the Capital Account balances attributable to which are in excess of the Capital Account balances attributable to the remainder of the Common Units then Outstanding, Pro Rata, until the Capital Accounts in respect of each Common Unit then Outstanding are equal;

(B) Second, 100% to all Partners holding Common Units, Pro Rata, until the Capital Account in respect of each Common Unit then Outstanding has been reduced to zero; and

(C) Thereafter, the balance, if any, 100% to the General Partner.

(d) Special Allocations. Notwithstanding any other provision of this Section 5.1, the following special allocations shall be made for such taxable period as if the Partnership were treated as a partnership for federal income tax purposes:

(i) Partnership Minimum Gain Chargeback. Notwithstanding any other provision of this Section 5.1, if there is a net decrease in Partnership Minimum Gain during any Partnership taxable period, each Partner shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(f)(6), 1.704-2(g)(2) and 1.704-2(j)(2)(i), or any successor provision. For purposes of this Section 5.1(d), each Partner’s Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 5.1(d) with respect to such taxable period (other than an allocation pursuant to Sections 5.1(d)(vi) and 5.1(d)(vii)). This Section 5.1(d)(i) is intended to comply with the Partnership Minimum Gain chargeback requirement in Treasury Regulation Section 1.704-2(f) and shall be interpreted consistently therewith.

(ii) Chargeback of Partner Nonrecourse Debt Minimum Gain. Notwithstanding the other provisions of this Section 5.1 (other than Section 5.l(d)(i)), except as provided in Treasury Regulation Section 1.704-2(i)(4), if there is a net decrease in Partner Nonrecourse Debt Minimum Gain during any Partnership taxable period, any Partner with a share of Partner Nonrecourse Debt Minimum Gain at the beginning of such taxable period shall be allocated items of Partnership income and gain for such period (and, if necessary, subsequent periods) in the manner and amounts provided in Treasury Regulation Sections 1.704-2(i)(4) and 1.704-2(j)(2)(ii), or any successor provisions. For purposes of this Section 5.1(d), each Partner’s Adjusted Capital Account balance shall be determined, and the allocation of income or gain required hereunder shall be effected, prior to the application of any other allocations pursuant to this Section 5.l(d), other than Section 5.l(d)(i) and other than an allocation pursuant to Sections 5.l(d)(vi) and 5.l(d)(vii), with respect to such taxable period. This Section 5.1(d)(ii) is intended to comply with the chargeback of items of income and gain requirement in Treasury Regulation Section 1.704-2(i)(4) and shall be interpreted consistently therewith.

(iii) Priority Allocations. If the amount of cash or the Net Agreed Value of any property distributed (except cash or property distributed pursuant to Section 14.4) to any Limited Partner with respect to a taxable year is greater (on a per Unit basis) than the amount of cash or the Net Agreed Value of property distributed to the other Limited Partners (on a per Unit basis), then ~~(1)~~ each Limited Partner receiving such greater cash or property distribution shall be allocated gross income in an amount equal to

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the product of (~~aa~~1) the amount by which the distribution (on a per Unit basis) to such Limited Partner exceeds the distribution (on a per Unit basis) to the Limited Partners receiving the smallest distribution and (~~bb~~2) the number of Units owned by the Limited Partner receiving the greater distribution.

(iv) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Sections 1.704-l(b)(2)(ii)(d)(4), 1.704-l(b)(2)(ii)(d)(5), or 1.704-l(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specifically allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations promulgated under Section 704(b) of the Code, the deficit balance, if any, in its Adjusted Capital Account created by such adjustments, allocations or distributions as quickly as possible unless such deficit balance is otherwise eliminated pursuant to Section 5.1(d)(i) or (ii).

(v) Gross Income Allocations. In the event any Partner has a deficit balance in its Capital Account at the end of any Partnership taxable period in excess of the sum of (A) the amount such Partner is required to restore pursuant to the provisions of this Agreement and (B) the amount such Partner is deemed obligated to restore pursuant to Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5), such Partner shall be specially allocated items of Partnership gross income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 5.l(d)(v) shall be made only if and to the extent that such Partner would have a deficit balance in its Capital Account as adjusted after all other allocations provided for in this Section 5.1 have been tentatively made as if this Section 5.l(d)(v) were not in this Agreement.

(vi) Nonrecourse Deductions. Nonrecourse Deductions for any taxable period shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership’s Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Treasury Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the Limited Partners, to revise the prescribed ratio to the numerically closest ratio that satisfies such requirements.

(vii) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable period shall be allocated 100% to the Partner that bears the Economic Risk of Loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulation Section 1.704-2(i). If more than one Partner bears the Economic Risk of Loss with respect to a Partner Nonrecourse Debt, such Partner Nonrecourse Deductions attributable thereto shall be allocated between or among such Partners in accordance with the ratios in which they share such Economic Risk of Loss.

(viii) Nonrecourse Liabilities. For purposes of Treasury Regulation Section 1.752-3(a)(3), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (A) the amount of Partnership Minimum Gain and (B) the total amount of Nonrecourse Built-in Gain shall be allocated among the Partners in accordance with their respective Percentage Interests.

(ix) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulation Section 1.704-l(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.

(x) Economic Uniformity. Upon the conversion of any Unit into another class after application of Section 4.4(d), items of gross income and gain or items of deduction or loss shall be allocated to the holder of such Unit until the Capital Account of such Unit is the same as the Capital Account per Unit of all other Units of the same class.

(xi) Curative Allocation.

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(A) Notwithstanding any other provision of this Section 5.1, other than the Required Allocations, the Required Allocations shall be taken into account in making the Agreed Allocations so that, to the extent possible, the net amount of items of income, gain, loss and deduction allocated to each Partner pursuant to the Required Allocations and the Agreed Allocations, together, shall be equal to the net amount of such items that would have been allocated to each such Partner under the Agreed Allocations had the Required Allocations and the related Curative Allocation not otherwise been provided in this Section 5.1. Notwithstanding the preceding sentence, Required Allocations relating to (1) Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partnership Minimum Gain and (2) Partner Nonrecourse Deductions shall not be taken into account except to the extent that there has been a decrease in Partner Nonrecourse Debt Minimum Gain. Allocations pursuant to this Section 5.1(d)(xi)(A) shall only be made with respect to Required Allocations to the extent the General Partner reasonably determines that such allocations will otherwise be inconsistent with the economic agreement among the Partners. Further, allocations pursuant to this Section 5.1(d)(xi)(A) shall be deferred with respect to allocations pursuant to clauses (1) and (2) hereof to the extent the General Partner reasonably determines that such allocations are likely to be offset by subsequent Required Allocations.

(B) The General Partner shall have reasonable discretion, with respect to each taxable period, to (1) apply the provisions of Section 5.1(d)(xi)(A) in whatever order is most likely to minimize the economic distortions that might otherwise result from the Required Allocations, and (2) divide all allocations pursuant to Section 5.1(d)(xi)(A) among the Partners in a manner that is likely to minimize such economic distortions.

(xii) Corrective Allocations. In the event of any allocation of Additional Book Basis Derivative Items or any Book-Down Event, the following rules shall apply:

(A) In the case of any allocation of Additional Book Basis Derivative Items (other than an allocation of Unrealized Gain or Unrealized Loss under Section 4.8(d) hereof), the General Partner shall allocate additional items of gross income and gain to the Limited Partners or additional items of deduction and loss to the General Partner to the extent that the Additional Book Basis Derivative Items allocated to the Limited Partners exceeds their Share of those Additional Book Basis Derivative Items. For this purpose, the Limited Partners shall be treated as being allocated Additional Book Basis Derivative Items to the extent that such Additional Book Basis Derivative Items have reduced the amount of income that would otherwise have been allocated to the Limited Partners under the Partnership Agreement (e.g., Additional Book Basis Derivative Items taken into account in computing cost of goods sold would reduce the amount of book income otherwise available for allocation among the Partners). Any allocation made pursuant to this Section 5.1(d)(xii)(A) shall be made after all of the other Agreed Allocations have been made as if this Section 5.l(d)(xii) were not in the Partnership Agreement and, to the extent necessary, shall require the reallocation of items that have been allocated pursuant to such other Agreed Allocations.

(B) In the case of any negative adjustments to the Capital Accounts of the Partners resulting from a Book-Down Event, such negative adjustment (1) shall first be allocated between the General Partner and the Limited Partners in proportion to and to the extent of their Remaining Net Positive Adjustments and (2) any remaining negative adjustment shall be allocated pursuant to Section 5.l(c) hereof. The aggregate amount so allocated to the Limited Partners in respect of each class or series of Units shall be allocated among them ratably on a per Unit basis.

(C) In making the allocations required under this Section 5.1(d)(xii), the General Partner, in its sole discretion, may apply whatever conventions or other methodology it deems reasonable to satisfy the purpose of this Section 5.1(d)(xii).

(xiii) Depreciation. Depreciation deductions of the Partnership for each period shall be allocated among the Partners in accordance with their relative Capital Account balances as they existed immediately

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after the most recent book adjustments pursuant to Section 4.8(d) of this Agreement that occurred prior to such period and without regard to allocations made after such adjustment.

Section 5.2 ~~Allocations for Tax Purposes.~~ Intentionally Omitted.

~~(a) Except as otherwise provided herein, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Section 5.1.~~

~~(b) In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, depreciation, amortization and cost recovery deductions shall be allocated for federal income tax purposes among the Partners as follows:~~

~~(i) (A) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners in the manner provided under Section 704(c) of the Code that takes into account the variation between the Agreed Value of such property and its adjusted basis at the time of contribution; and (B) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of “book” gain or loss is allocated pursuant to Section 5.1.~~

~~(ii) (A) In the case of an Adjusted Property, such items shall (1) first, be allocated among the Partners in a manner consistent with the principles of Section 704(c) of the Code that takes into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Section 4.8(d)(i) or (ii), and (2) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 5.2(b)(i)(A); and (B) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of “book” gain or loss is allocated pursuant to Section 5.1.~~

~~(iii) The General Partner shall apply the principles of Treasury Regulation Section 1.704-3(d) to eliminate Book-Tax Disparities.~~

~~(c) For the proper administration of the Partnership and for the preservation of uniformity of the Units (or any class or classes thereof), the General Partner shall have sole discretion to (i) adopt such conventions as it deems appropriate in determining the amount of depreciation, amortization and cost recovery deductions; (ii) make special allocations for federal income tax purposes of income (including, without limitation, gross income) or deductions; and (iii) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of Treasury Regulations under Section 704(b) or Section 704(c) of the Code or (y) otherwise to preserve or achieve uniformity of the Units (or any class or classes thereof). The General Partner may adopt such conventions, make such allocations and make such amendments to this Agreement as provided in this Section 5.2(c) only if such conventions, allocations or amendments would not have a material adverse effect on the Partners, the holders of any class or classes of Units issued and Outstanding or the Partnership, and if such allocations are consistent with the principles of Section 704 of the Code.~~

~~(d) The General Partner in its sole discretion may determine to depreciate or amortize the portion of an adjustment under Section 743(b) of the Code attributable to unrealized appreciation in any Adjusted Property (to the extent of the unamortized Book-Tax Disparity) using a predetermined rate derived from the depreciation or amortization method and useful life applied to the Partnership’s common basis of such property, despite the inconsistency of such approach with Treasury Regulation Section 1.167(c)-l(a)(6) or any successor regulations thereto. If the General Partner determines that such reporting position cannot reasonably be taken, the General Partner may adopt depreciation and amortization conventions under which all purchasers acquiring Units in the same month would receive depreciation and amortization deductions, based upon the same applicable rate as if they had purchased a direct interest in the Partnership’s property. If the General Partner chooses not to utilize such aggregate method, the General Partner may use any other reasonable depreciation and amortization conventions to preserve the uniformity of the intrinsic tax characteristics of any Units that would not have a material adverse effect on the Limited Partners or the Record Holders of any class or classes of Units.~~

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~~(e) Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to this Section 5.2, be characterized as Recapture Income in the same proportions and to the same extent as such Partners (or their predecessors in-interest) have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.~~

~~(f) All items of income, gain, loss, deduction and credit recognized by the Partnership for federal income tax purposes and allocated to the Partners in accordance with the provisions hereof shall be determined without regard to any election under Section 754 of the Code which may be made by the Partnership; provided, however, that such allocations, once made, shall be adjusted as necessary or appropriate to take into account those adjustments permitted or required by Sections 734 and 743 of the Code.~~

~~(g) Each item of Partnership income, gain, loss and deduction attributable to a transferred Partnership Interest shall, for federal income tax purposes, be determined on an annual basis and prorated on a monthly basis and shall be allocated to the Partners as of the opening of the New York Stock Exchange on the first Business Day of each month; provided, however, that gain or loss on a sale or other disposition of any assets of the Partnership other than in the ordinary course of business shall be allocated to the Partners as of the opening of the New York Stock Exchange on the first Business Day of the month in which such gain or loss is recognized for federal income tax purposes. The General Partner may revise, alter or otherwise modify such methods of allocation as it determines necessary, to the extent permitted or required by Section 706 of the Code and the regulations or rulings promulgated thereunder; provided, further, however, that for the Partnership’s taxable year of 2006, each item of Partnership income, gain, loss deduction and credit shall be determined on the basis of an interim closing of the Partnership’s books as of the close of business on the Effective Date and shall be allocated to the Partners by taking into account the Partners’ varying interests during such taxable year in accordance with Section 706(d) of the Code.~~

~~(h) Allocations that would otherwise be made to a Limited Partner under the provisions of this Article V shall instead be made to the beneficial owner of Units held by a nominee in any case in which the nominee has furnished the identity of such owner to the Partnership in accordance with Section 603l(c) of the Code or any other method acceptable to the General Partner in its sole discretion.~~

Section 5.3 Requirement and Characterization of Distributions.

(a) Within 45 days after each Quarter beginning with the Quarter ending December 31, 2008, an amount equal to 100% of Available Cash with respect to such period or Quarter shall be distributed in accordance with this Article V by the Partnership to the Partners, as of the Record Date selected by the General Partner in its reasonable discretion. All amounts of Available Cash distributed by the Partnership on any date from any source shall be deemed to be Operating Surplus until the sum of all amounts of Available Cash theretofore distributed by the Partnership to Partners pursuant to Section 5.4 equals the Operating Surplus from the Second A&R Effective Date through the close of the immediately preceding Quarter. Any remaining amounts of Available Cash distributed by the Partnership on such date shall, except as otherwise provided in Section 5.5, be deemed to be from Capital Surplus.

(b) Notwithstanding the definitions of Available Cash and Operating Surplus contained herein, disbursements made or cash reserves established after the end of any Quarter but on or before the date on which the Partnership makes its distribution of Available Cash in respect of such Quarter pursuant to Section 5.3(a) shall be deemed to have been made, established, increased or reduced for purposes of determining Available Cash and Operating Surplus, within such Quarter if the General Partner so determines. Notwithstanding the foregoing, in the event of the dissolution and liquidation of the Partnership, all proceeds of such liquidation shall be applied and distributed in accordance with, and subject to the terms and conditions of, Section 14.4.

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(c) The General Partner may treat taxes ~~paid by the Partnership on behalf of, or amounts~~required or elected to be withheld with respect to, all or less than all of the Partners, as a distribution of Available Cash to such Partners.

Section 5.4 Distributions of Available Cash From Operating Surplus.

There shall be no requirement to make distributions of Available Cash from Operating Surplus to the holders of Common Units prior to September 30, 2008. Available Cash with respect to any Quarter ending after September 30, 2008 that is deemed to be Operating Surplus pursuant to the provisions of Section 5.3 or 5.5 shall, subject to Section ~~5.3~~5.3, in a manner consistent with Section 5.10, and subject to Section 17-607 of the Delaware Act, be distributed as follows, except as otherwise required by Section 4.4(b) in respect of additional Partnership Securities issued pursuant thereto:

(i) First, 100% to the Common Units, Pro Rata, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Minimum Quarterly Distribution;

(ii) Second, 100% to the Common Units, Pro Rata, until there has been distributed in respect of each Common Unit then Outstanding an amount equal to the Cumulative Common Unit Arrearage, if any, existing with respect to any prior Quarter;

(iii) Third, 100% to the General Partner Units, Pro Rata, until there has been distributed in respect of each General Partner Unit then Outstanding an amount equal to the Minimum Quarterly Distribution;

(iv) Fourth, (A) 90% to the Common Units, Pro Rata and (B) 10% to the General Partner Units, Pro Rata until there has been distributed in respect of each Common Unit then outstanding an amount equal to the excess of the First Target Distribution over the Minimum Quarterly Distribution;

(v) Thereafter, (A) 80% to the Common Units, Pro Rata and (B) 20% to the General Partner Units, Pro Rata;

provided, however, if the Minimum Quarterly Distribution and the First Target Distribution have been reduced to zero pursuant to the second sentence of Section 5.6(a), the distributions of Available Cash that is deemed to be Operating Surplus with respect to any Quarter will be made in accordance with Section 5.4(v).

Section 5.5 Distributions of Cash from Capital Surplus.

Available Cash that constitutes Capital Surplus shall, subject to Section 17-607 of the Delaware Act, be distributed, unless the provisions of Section 5.3 require otherwise, 100% to all Units, Pro Rata, until a hypothetical holder of a Common Unit on the Second A&R Effective Date has received with respect to such Common Unit, during the period since the Second A&R Effective Date through such date, distributions of Available Cash that are deemed to be Capital Surplus in an aggregate amount equal to the Initial Unit Price. Thereafter, all Available Cash shall be distributed as if it were Operating Surplus and shall be distributed in accordance with Section 5.4.

Section 5.6 Adjustment of Minimum Quarterly Distribution and Target Distribution Levels.

(a) The Minimum Quarterly Distribution and the First Target Distribution shall be proportionately adjusted in the event of any distribution, combination or subdivision (whether effected by a distribution payable in Units or otherwise) of Units or other Partnership Securities in accordance with Section 4.8. In the event of a distribution of Available Cash that is deemed to be from Capital Surplus, the Minimum Quarterly Distribution and First Target Distribution shall be adjusted proportionately downward to equal the product obtained by multiplying the otherwise applicable Minimum Quarterly Distribution and First Target Distribution as the case may be, by a fraction of which the numerator is the Unrecovered Initial Unit Price of the Common Units immediately after giving effect to such distribution and of which the denominator is the Unrecovered Initial Unit Price of the Common Units immediately prior to giving effect to such distribution.

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~~(b) The Minimum Quarterly Distribution and First Target Distribution shall also be subject to adjustment pursuant to Section 5.7 and 5.8.~~

Section 5.7 ~~Entity-Level Taxation.~~ Intentionally Omitted.

~~If legislation is enacted or the interpretation of existing language is modified by the relevant governmental authority which causes the Partnership to be treated as an association taxable as a corporation or otherwise subjects the Partnership to entity level-taxation for federal income tax purposes, the Minimum Quarterly Distribution, or First Target Distribution, as the case may be, shall be equal to the product obtained by multiplying (a) the amount thereof by (b) one minus the sum of (i) the highest marginal federal corporate (or other entity, as applicable) income tax rate of the Partnership for the taxable year of the Partnership in which such Quarter occurs (expressed as a percentage) plus (ii) the effective overall state and local income tax rate (expressed as a percentage) applicable to the Partnership for the calendar year next preceding the calendar year in which such Quarter occurs (after taking into account the benefit of any deduction allowable for federal income tax purposes with respect to the payment of state and local income taxes), but only to the extent of the increase in such rates resulting from such legislation or interpretation. Such effective overall state and local income tax rate shall be determined for the taxable year next preceding the first taxable year during which the Partnership is taxable for federal income tax purposes as an association taxable as a corporation or is otherwise subject to entity-level taxation by determining such rate as if the Partnership had been subject to such state and local taxes during such preceding taxable year.~~

Section 5.8 ~~Special Provisions Relating to Adjustment of Minimum Quarterly Distribution and Target Level Distributions in Connection with Rights.~~ Intentionally Omitted.

~~(a) Upon the date (the “Trigger Date”) of a Triggering Event (as defined in the Rights Agreement), the Minimum Quarterly Distribution and the First Target Distribution (collectively, the “Distribution Levels”) shall each automatically be adjusted so that the Distribution Levels thereafter shall equal the result obtained by multiplying the Distribution Levels in effect immediately prior to the date of a Triggering Event by the Distribution Ratio (defined below).~~

~~(b) The distribution ratio (the “Distribution Ratio”) shall equal a fraction the numerator of which shall be the number of Units outstanding on the Trigger Date, plus the number of Common Units or other Partnership Securities, as the case may be, that the aggregate exercise price of the Rights would purchase at the current market price as defined in the Rights Agreement for the Common Units on the Trigger Date and the denominator of which shall be the number of Units outstanding on the Trigger Date, plus the number of Common Units or other Partnership Securities, as the case may be, that would be issuable upon the exercise in full of the Rights; provided, however, that if the General Partner shall have exercised the option pursuant to Section 24 of the Rights Agreement to exchange all or a part of the then outstanding and exercisable Rights for Common Units or other Partnership Securities, as the case may be, then the Distribution Ratio shall be adjusted accordingly to reflect the number of Common Units or other Partnership Securities, as the case may be, that would be issuable in connection within such exchange.~~

Section 5.9 Special Provision Relating to Elimination of Cumulative Common Unit Arrearages.

Notwithstanding anything to the contrary contained herein, all Cumulative Common Unit Arrearages (as such term is defined in the First Amended and Restated Agreement) that have accrued through the date of this Agreement are hereby eliminated.

Section 5.10 Special Provision Relating to Management Incentive Compensation Plan.

Notwithstanding anything to the contrary contained herein, up to 50% of the distributions (the “Incentive Distributions”) otherwise distributable to the holders of General Partner Units pursuant to Sections 5.4 (iv) and

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(v), shall be ~~utilized~~retained by the Partnership to fund the bonus pool for distribution to the participants of the Partnership’s Management Incentive Compensation Plan (the “Plan”) in accordance with the terms of the Plan. The exact percentage of distributions that comprise the Incentive Distributions shall be determined by the General Partner for each Quarter in which distributions are to be paid pursuant to Sections 5.4 (iv) and (v).

ARTICLE VI

MANAGEMENT AND OPERATION OF BUSINESS

Section 6.1 Management.

(a) The General Partner shall conduct, direct and manage all activities of the Partnership. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership shall be exclusively vested in the General Partner, and no Limited Partner or Assignee shall have any management power over the business and affairs of the Partnership. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 6.3, shall have full power and authority to do all things and on such terms as it, in its sole discretion, may deem necessary or appropriate to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 and to effectuate the purposes set forth in Section 3.1, including the following:

(i) the making of any expenditures, the lending or borrowing of money, the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness and the incurring of any other obligations;

(ii) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

(iii) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any or all of the assets of the Partnership or the merger or other combination of the Partnership with or into another Person (the matters described in this clause (iii) being subject, however, to any prior approval that may be required by Section 6.3) and Article XVI;

(iv) the use of the assets of the Partnership (including cash on hand) for any purpose consistent with the terms of this Agreement, including the financing of the conduct of the operations of the Partnership, the lending of funds to other Persons (including Group Members), the repayment of obligations of the Partnership;

(v) the negotiation, execution and performance of any contracts, conveyances or other instruments (including instruments that limit the liability of the Partnership under contractual arrangements to all or particular assets of the Partnership, with the other party to the contract to have no recourse against the General Partner or its assets other than its interest in the Partnership, even if same results in the terms of the transaction being less favorable to the Partnership than would otherwise be the case);

(vi) the distribution of Partnership cash;

(vii) the selection and dismissal of employees, (including employees having titles such as “president,” “vice president,” “secretary” and “treasurer”) and agents, outside attorneys, accountants, consultants and contractors and the determination of their compensation and other terms of employment or hiring;

(viii) the maintenance of such insurance for the benefit of the Partnership Group and the Partners as it deems necessary or appropriate;

(ix) the formation of, or acquisition of an interest in, and the contribution of property and the making of loans to, any further limited or general partnerships, joint ventures, corporations, limited liability companies, or other relationships;

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(x) the control of any matters affecting the rights and obligations of the Partnership, including the bringing and defending of actions at law or in equity and otherwise engaging in the conduct of litigation and the incurring of legal expense and the settlement of claims and litigation;

(xi) the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

(xii) the entering into of listing agreements with any National Securities Exchange and the delisting of some or all of the Units from, or requesting that trading be suspended on, any such exchange (subject to any prior approval that may be required under Section 1.6); and

(xiii) the purchase, sale or other acquisition or disposition of Units (subject to Section 6.12 and Section 17.1).

(b) Notwithstanding any other provision of this Agreement, the Delaware Act or any applicable law, rule or regulation, each of the Partners and Assignees and each other Person who may acquire an interest in Units hereby agrees that the execution, delivery or performance by the General Partner, any Group Member or any Affiliate of any of them, of this Agreement or any agreement authorized or permitted under this Agreement (including the exercise by the General Partner or any Affiliate of the General Partner of the rights accorded pursuant to Article XVII), shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or the Assignees or any other Persons under this Agreement (or any other agreements) or of any duty stated or implied by law or equity.

Section 6.2 Certificate of Limited Partnership.

The General Partner has caused the Certificate of Limited Partnership to be filed with the Secretary of State of the State of Delaware as required by the Delaware Act and shall use all reasonable efforts to cause to be filed such other certificates or documents as may be determined by the General Partner in its sole discretion to be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware or any other state in which the Partnership may elect to do business or own property, including an amendment to reflect the admission of the ~~Successor~~ General Partner as a successor to the Withdrawing General Partner. To the extent that such action is determined by the General Partner in its sole discretion to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware or of any other state in which the Partnership may elect to do business or own property~~, including in connection with the transactions contemplated by the Transaction Agreement~~. Subject to the terms of Section 7.5(a), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership, any qualification document or any amendment thereto to any Limited Partner or Assignee.

Section 6.3 Restrictions on General Partner’s Authority.

(a) The General Partner may not, without written approval of the specific act by all of the Outstanding Units or by other written instrument executed and delivered by all of the Outstanding Units subsequent to the date of this Agreement, take any action in contravention of this Agreement, including, except as otherwise provided in this Agreement, (i) committing any act that would make it impossible to carry on the ordinary business of the Partnership; (ii) possessing Partnership property, or assigning any rights in specific Partnership property, for other than a Partnership purpose; (iii) admitting a Person as a Partner; (iv) amending this Agreement in any manner; or (v) transferring its interest as general partner of the Partnership.

(b) Except as provided in Articles XIV and XVI, the General Partner may not sell, exchange or otherwise dispose of all or substantially all of the Partnership’s assets in a single transaction or a series of related

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transactions without the approval of holders of a Unit Majority; provided, however, that this provision shall not preclude or limit the General Partner’s ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the assets of the Partnership and shall not apply to any forced sale of any or all of the assets of the Partnership pursuant to the foreclosure of, or other realization upon, any such encumbrance.

Section 6.4 Reimbursement of the General Partner.

(a) Except as provided in this Section 6.4 and elsewhere in this Agreement, the General Partner shall not be compensated for its services as general partner of any Group Member.

(b) The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole discretion, for (i) all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership (including salary, bonus. incentive compensation and other amounts paid to any Person to perform services for the Partnership, or for the General Partner in the discharge of its duties to the Partnership), and (ii) all other necessary or appropriate expenses allocable to the Partnership or otherwise reasonably incurred by the General Partner in connection with operating the Partnership’s business (including expenses allocated to the General Partner by its Affiliates). The General Partner shall determine the expenses that are allocable to the Partnership in any reasonable manner determined by the General Partner in its sole discretion. Reimbursements pursuant to this Section 6.4 shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 6.7.

(c) The General Partner, in its sole discretion and without the approval of the Limited Partners (who shall have no right to vote in respect thereof), may propose, adopt and amend on behalf of the Partnership employee benefit plans, employee programs and employee practices (including plans, programs and practices involving the issuance of Units), or issue Partnership Securities pursuant to any employee benefit plan, employee program or employee practice maintained or sponsored by the General Partner or any of its Affiliates, in each case for the benefit of employees of the General Partner, any Group Member or any Affiliate, or any of them, in respect of services performed, directly or indirectly, for the benefit of the Partnership Group. The Partnership agrees to issue and sell to the General Partner or any of its Affiliates any Units or other Partnership Securities that the General Partner or such Affiliate is obligated to provide to any employees pursuant to any such employee benefit plans, employee programs or employee practices. Expenses incurred by the General Partner in connection with any such plans, programs and practices (including the net cost to the General Partner or such Affiliate of Units or other Partnership Securities purchased by the General Partner or such Affiliate from the Partnership to fulfill options or awards under such plans, programs and practices) shall be reimbursed in accordance with Section 6.4(b). Any and all obligations of the General Partner under any employee benefit plans, employee programs or employee practices (other than agreements with former employees and post-retirement benefits thereunder) adopted by the General Partner as permitted by this Section 6.4(c) shall constitute obligations of the General Partner hereunder and shall be assumed by any successor General Partner approved pursuant to Section 13.1 or 13.2 or the transferee of or successor to all of the General Partner’s Partnership Interest (which is represented by the General Partner Units) as a general partner in the Partnership pursuant to Section 11.2.

Section 6.5 Outside Activities.

(a) After the Second A&R Effective Date, the General Partner, for so long as it is the general partner of the Partnership, shall not engage in any business or activity or incur any debts or liabilities except in connection with or incidental to (i) its performance as general partner of one or more Group Members or (ii) the acquiring, owning or disposing of debt or equity securities in any Group Member.

(b) Except as restricted by Section 6.5(a) ~~and the Non-competition Agreement~~, each Indemnitee (other than the General Partner) shall have the right to engage in businesses of every type and description and other activities for profit and to engage in and possess an interest in other business ventures of any and every type or description, whether in businesses engaged in or anticipated to be engaged in by any Group Member,

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independently or with others, including business interests and activities in direct competition with the business and activities of any Group Member, and none of the same shall constitute a breach of this Agreement or any duty to any Group Member or any Partner or Assignee. Neither any Group Member, any Limited Partner nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby or thereby in any business ventures of any Indemnitee.

(c) Subject to Section 6.5(a) ~~and the terms of the Non-competition Agreement~~, but otherwise notwithstanding anything to the contrary in this Agreement, (i) the engaging in competitive activities by any Indemnitees (other than the General Partner) in accordance with the provisions of this Section 6.5 is hereby approved by the Partnership and all Partners and (ii) it shall be deemed not to be a breach of the General Partner’s fiduciary duty or any other obligation of any type whatsoever of the General Partner for the Indemnitee (other than the General Partner) to engage in such business interests and activities in preference to or to the exclusion of the Partnership (including, without limitation, the General Partner and the Indemnitees shall have no obligation to present business opportunities to the Partnership).

(d) The General Partner and any of its Affiliates may acquire Units or other Partnership Securities and, except as otherwise provided in this Agreement, shall be entitled to exercise all rights of an Assignee or Limited Partner, as applicable, relating to such Units or Partnership Securities. The term “Affiliates” when used in Section 6.5(d) with respect to the General Partner shall not include any Group Member or any Subsidiary of the Group Member.

Section 6.6 Loans from the General Partner: Contracts with Affiliates: Certain Restrictions on the General Partner.

(a) The General Partner or any Affiliate thereof may lend to any Group Member, and any Group Member may borrow, funds needed or desired by the Group Member for such periods of time and in such amounts as the General Partner may determine; provided, however, that in any such case the lending party may not charge the borrowing party interest at a rate greater than the rate that would be charged the borrowing party or impose terms less favorable to the borrowing party than would be charged or imposed on the borrowing party by unrelated lenders on comparable loans made on an arms’-length basis (without reference to the lending party’s financial abilities or guarantees). The borrowing party shall reimburse the lending party for any costs (other than any additional interest costs) incurred by the lending party in connection with the borrowing of such funds. For purposes of this Section 6.6(a) and Section 6.6(b), the term “Group Member” shall include any Affiliate of the Group Member that is controlled by the Group Member. No Group Member may lend funds to the General Partner or any of its Affiliates.

(b) The Partnership may lend or contribute to any Group Member, and any Group Member may borrow, funds on terms and conditions established in the sole discretion of the General Partner; provided, however, that the Partnership may not charge the Group Member interest at a rate greater than the rate that would be charged to the Group Member (without reference to the General Partner’s financial abilities or guarantees), by unrelated lenders on comparable loans. The foregoing authority shall be exercised by the General Partner in its sole discretion and shall not create any right or benefit in favor of any Group Member or any other Person.

(c) The General Partner may itself, or may enter into an agreement with any of its Affiliates to, render services to the Partnership or to the General Partner in the discharge of its duties as general partner of the Partnership. Any services rendered to the Partnership by the General Partner or any of its Affiliates shall be on terms that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 6.6(c) shall be deemed satisfied as to (i) any transaction approved by Special Approval, (ii) any transaction, the terms of which are no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iii) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership), is equitable to the Partnership. The provisions of Section 6.4 shall apply to the rendering of services described in this Section 6.6(c).

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(d) The Partnership may transfer assets to joint ventures, other partnerships, corporations, limited liability companies or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions as are consistent with this Agreement and applicable law.

(e) Neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are fair and reasonable to the Partnership; provided, however, that the requirements of this Section 6.6(e) shall be deemed to be satisfied as to (i) any transactions described in or contemplated by the Proxy Statement, (ii) any transaction approved by Special Approval, (iii) any transaction, the terms of which are no less favorable to the Partnership than those generally being provided to or available from. unrelated third parties, or (iv) any transaction that, taking into account the totality of the relationships between the parties involved (including other transactions that may be particularly favorable or advantageous to the Partnership), is equitable to the Partnership. With respect to any contribution of assets to the Partnership in exchange for Units, the Conflicts Committee, in determining whether the appropriate number of Units are being issued, should take into account, among other things, the fair market value of the assets, the liquidated and contingent liabilities assumed, the tax basis in the assets, ~~the extent to which tax-only allocations to the transferor will protect the existing partners of the Partnership against a low tax basis,~~ and such other factors as the Conflicts Committee deems relevant under the circumstances.

(f) The General Partner and its Affiliates will have no obligation to permit any Group Member to use any facilities or assets of the General Partner and its Affiliates, except as may be provided in contracts entered into from time to time specifically dealing with such use, nor shall there be any obligation on the part of the General Partner or its Affiliates to enter into such contracts.

(g) Without limitation of Sections 6.6(a) through 6.6(f), and notwithstanding anything to the contrary in this Agreement, the existence of the conflicts of interest described in the Proxy Statement are hereby approved by all Partners.

Section 6.7 Indemnification.

(a) To the fullest extent permitted by law but subject to the limitations expressly provided in this Agreement, all Indemnitees shall be indemnified and held harmless by the Partnership from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, by reason of its status as an Indemnitee; provided, that in each case the Indemnitee acted in good faith and in a manner that such Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Partnership and, with respect to any criminal proceeding, had no reasonable cause to believe its conduct was unlawful; provided, further, no indemnification pursuant to this Section 6.7 shall be available to the Withdrawing General Partner or its Affiliates (other than Group Members) with respect to their obligations incurred pursuant to ~~the Transaction Agreement~~that certain unit purchase agreement dated as of December 5, 2005, as amended, by and among the Partnership, the Withdrawing General Partner, Kestrel Energy Partners, LLC, Kestrel Heat LLC and KM2, LLC or any agreement ancillary thereto (other than obligations incurred by the General Partner on behalf of the Partnership). The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that the Indemnitee acted in a manner contrary to that specified above. Any indemnification pursuant to this Section 6.7 shall be made only out of the assets of the Partnership, it being agreed that the General Partner shall not be personally liable for such indemnification and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate such indemnification.

(b) To the fullest extent permitted by law, expenses (including legal fees and expenses) incurred by an Indemnitee who indemnified pursuant to Section 6.7(a) in defending any claim, demand, action, suit or

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proceeding shall, from time to time, be advanced by the Partnership prior to the usual disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership of an undertaking by or on behalf of the Indemnitee to repay such amount if it shall be determined that the Indemnitee is not entitled to be indemnified as authorized in this Section 6.7.

(c) The indemnification provided by this Section 6.7 shall be in addition to any other rights to which an Indemnitee may be entitled under any agreement, pursuant to any vote of the holders of Outstanding Units, as a matter of law or otherwise, both as to actions in the Indemnitee’s capacity as an Indemnitee and as to actions in any other capacity, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee.

(d) The Partnership may purchase and maintain (or reimburse the General Partner or its Affiliates for the cost of) insurance, on behalf of the General Partner and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expense that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

(e) For purposes of this Section 6.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute “fines” within the meaning of Section 6.7(a); and action taken or omitted by it with respect to any employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is in, or not opposed to, the best interests of the Partnership.

(f) In no event may an Indemnitee subject to the Limited Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

(g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 6.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

(h) The provisions of this Section 6.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons.

(i) No amendment, modification or repeal of this Section 6.7 or any provision hereof shall in any manner terminate, reduce, or impair the right of any past, present or future Indemnitee to be indemnified by the Partnership, nor the obligations of the, Partnership to indemnify any such Indemnitee under and in accordance with the provisions of this Section 6.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 6.8 Liability of Indemnitees.

(a) Notwithstanding anything to the contrary set forth in this Agreement, no Indemnitee shall be liable for monetary damages to the Partnership, the Limited Partners, the Assignees or any other Persons who have acquired interests in the Units, for losses sustained or liabilities incurred as a result of any act or omission if such Indemnitee acted in good faith.

(b) Subject to its obligations and duties as General Partner set forth in Section 6.1(a), the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed

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upon it hereunder either directly or by or through its agents, and the General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

(c) Any amendment, modification or repeal of this Section 6.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability to the Partnership and the Limited Partners of the General Partner, its directors, officers and employees and any other Indemnitees under this Section 6.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

Section 6.9 Resolution of Conflicts of Interest.

(a) Unless otherwise expressly provided in this Agreement, whenever a potential conflict of interest exists or arises between the General Partner or any of its Affiliates, on the one hand, and the Partnership, any Partner or any Assignee, on the other hand, any resolution or course of action in respect of such conflict of interest shall be permitted and deemed approved by all Partners, and shall not constitute a breach of this Agreement, of any agreement contemplated herein or therein, or of any duty stated or implied by law or equity, if the resolution or course of action is, or by operation of this Agreement is deemed to be, fair and reasonable to the Partnership. The General Partner shall be authorized but not required in connection with its resolution of such conflict of interest to seek Special Approval of a resolution of such conflict or course of action. Any conflict of interest and any resolution of such conflict of interest shall be conclusively deemed fair and reasonable to the Partnership if such conflict of interest or resolution is (i) approved by Special Approval, (ii) on terms no less favorable to the Partnership than those generally being provided to or available from unrelated third parties or (iii) fair to the Partnership, taking into account the totality of the relationships between the parties involved (including other, transactions that may be particularly favorable or advantageous to the Partnership). The General Partner may also adopt a resolution or course of action that has not received Special Approval. The General Partner (including the Conflicts Committee in connection with Special Approval) shall be authorized in connection with its determination of what is “fair and reasonable” to the Partnership and in connection with its resolution of any conflict of interest to consider (A) the relative interests of any party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interest; (B) any customary or accepted industry practices and any customary or historical dealings with a particular Person; (C) any applicable generally accepted accounting practices or principles; and (D) such additional factors as the General Partner (including the Conflicts Committee) determines in its sole discretion to be relevant, reasonable or appropriate under the circumstances. Nothing contained in this Agreement, however, is intended to nor shall it be construed to require the General Partner (including the Conflicts Committee) to consider the interests of any Person other than the Partnership. In the absence of bad faith by the General Partner, the resolution, action or terms so made, taken or provided by the General Partner with respect to such matter shall not constitute a breach of this Agreement or any other agreement contemplated herein or a breach of any standard of care or duty imposed herein or therein or, to the extent permitted by law, under the Delaware Act or any other law, rule or regulation.

(b) Whenever this Agreement or any other agreement contemplated hereby provides that the General Partner or any of its Affiliates is permitted or required to make a decision (i) in its “sole discretion” or “discretion” that it deems “necessary or appropriate” or “necessary or advisable” or under a grant of similar authority or latitude, except as otherwise provided herein, the General Partner or such Affiliate shall be entitled to consider only such interests and factors as it desires and shall have no duty or obligation to give any consideration to any interest of, or factors affecting, the Partnership, any Limited Partner or any Assignee, (ii) it may make such decision in its sole discretion (regardless of whether there is a reference to “sole discretion” or “discretion”) unless another express standard is provided for, or (iii) in “good faith” or under another express standard, the General Partner or such Affiliate shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement, any other agreement contemplated hereby or under the Delaware Act or any other law, rule or regulation. In addition, any actions taken by the General Partner or such Affiliate consistent with the standards of “reasonable discretion” set forth in the definitions of Available

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Cash or Operating Surplus shall not constitute a breach of any duty of the General Partner to the Partnership or the Limited Partners. The General Partner shall have no duty, express or implied, to sell or otherwise dispose of any asset of the Partnership Group. No borrowing by any Group Member or the approval thereof by the General Partner shall be deemed to constitute a breach of any duty of the General Partner to the Partnership or the Limited Partners by reason of the fact that the purpose or effect of such borrowing is directly or indirectly to enable distributions on the General Partner Units to exceed the General Partner’s Percentage Interest of the total amount distributed.

(c) Whenever a particular transaction, arrangement or resolution of a conflict of interest is required under this Agreement to be “fair and reasonable” to any Person, the fair and reasonable nature of such transaction, arrangement or resolution shall be considered in the context of all similar or related transactions.

(d) The Limited Partners hereby authorize the General Partner, on behalf of the Partnership as a partner of a Group Member, to approve of actions by the general partner of such Group Member similar to those actions permitted to be taken by the General Partner pursuant to this Section 6.9.

Section 6.10 Other Matters Concerning the General Partner.

(a) The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

(b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion (including an Opinion of Counsel) of such Persons as to matters that the General Partner reasonably believes to be with a such Person’s professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

(c) The General Partner shall have the right, in respect of any of its powers or :rations hereunder, to act through any of its duly authorized officers, a duly appointed attorney or attorneys-in-fact or the duly authorized officers of the Partnership.

(d) Any standard of care and duty imposed by this Agreement or under the Delaware Act or any applicable law, rule or regulation shall be modified, waived or limited, to the extent permitted by law, as required to permit the General Partner to act under this Agreement or any other agreement contemplated by this Agreement and to make any decision pursuant to the authority prescribed in this Agreement, so long as such action is reasonably believed by the General Partner to be in, or not inconsistent with, the best interests of the Partnership.

Section 6.11 Title to Partnership Assets.

Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner or Assignee, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name: of the Partnership, the General Partner, one or more of its Affiliates, or one or more nominees, as the General Partner may determine. The General Partner hereby declares and warrants that any Partnership assets for which record title is held in the name of the General Partner or one or more of its Affiliates or one or more nominees shall be held by the General Partner or such Affiliate or nominee for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its reasonable efforts to cause record title to such assets (other than those assets in respect of which the General Partner determines that the expense and difficulty of conveyancing

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makes transfer of record title to the Partnership impracticable) to be vested in the Partnership as soon as reasonably practicable; provided that, prior to the withdrawal or removal of the Withdrawing General Partner or as soon thereafter as practicable, the General Partner shall use reasonable efforts to effect the transfer of record title to the Partnership and prior to any such transfer, will provide for the use of such assets in a manner satisfactory to the Partnership. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which record title to such Partnership assets is held. The Withdrawing General Partner covenants and agrees that on the Second A&R Effective Date, the Partnership Group shall have all licenses, permits, certificates. franchises, or other governmental authorizations or permits necessary for the ownership of their properties or for the conduct of their businesses, except for such licenses, permits, certificates, franchises, or other governmental authorizations or permits, failure to have obtained which will not, individually or in the aggregate, have a material adverse effect on the Partnership Group.

Section 6.12 Purchase or Sale of Units.

The General Partner may cause the Partnership to purchase or otherwise acquire Units with cash or property from any source, including Interim Capital Transactions. As long as Units are held by any Group Member, such Units shall not be considered Outstanding for any purpose, except as otherwise provided herein. The General Partner or any Affiliate of the General Partner (other than a Group Member) may also purchase or otherwise acquire and sell or otherwise dispose of Units for its own account, subject to the provisions of Articles XI and XII.

Section 6.13 Registration Rights.

(a) If (i) the General Partner or any Affiliate of the General Partner (including for purposes of this Section 6.13, any Person that is an Affiliate of the General Partner at the date hereof notwithstanding that it may later cease to be an Affiliate of the General Partner) holds Units or other Partnership Securities that it desires to sell and (ii) Rule 144 of the Securities Act (or any successor rule or regulation to Rule 144) or another exemption from registration is not available to enable such holder of Units (the “Holder”) to dispose of the number of Units or other Partnership Securities it desires to sell at the time it desires to do so without registration under the Securities Act, then upon the request of the General Partner or any of its Affiliates, the Partnership shall file with the Commission as promptly as practicable after receiving such request, and use all reasonable efforts to cause to become effective and remain effective for a period of not less than six months following its effective date or such shorter period as shall terminate when all Units or other Partnership Securities covered by such registration statement have been sold, a registration statement under the Securities Act registering the offering and sale of the number of Units or other Partnership Securities specified by the Holder, provided however, that the Partnership shall not be required to effect more than three registrations pursuant to this Section 6.13(a); and provided, further, however, that if the Conflicts Committee determines in its good faith judgment that a postponement of the requested registration for up to six months would be in the best interests of the Partnership and its Partners due to a pending transaction, investigation or other event, the filing of such registration statement or the effectiveness thereof may be deferred for up to six months, but not thereafter. In connection with any registration pursuant to the immediately preceding sentence, the Partnership shall promptly prepare and file (x) such documents as may be necessary to register or qualify the Partnership Securities subject to such registration under the securities laws of such states as the Holder shall reasonably request: provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Partnership would become subject to general service of process or to taxation or qualification to do business as a foreign corporation or partnership doing business in such jurisdiction, and (y) such documents as may be necessary to apply for listing or to list the Partnership Securities subject to such registration on such National Securities Exchange as the Holder shall reasonably request, and do any and all other acts and things that may reasonably be necessary or advisable to enable the Holder to consummate a public sale of such Units in such states. Except as set forth in Section 6.13(c), all costs and expenses of any such registration and offering (other than the underwriting discounts and commissions) shall be paid by the Partnership, without reimbursement by the Holder.

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(b) If the Partnership shall at any time propose to file a registration statement under the Securities Act for an offering of equity securities of the Partnership for cash (other than an offering relating solely to an employee benefit plan), the Partnership shall use all reasonable efforts to include such number or amount of Partnership Securities held by the Holder in such registration statement as the Holder shall request. If the proposed offering pursuant to this Section 6.13(b) shall be an underwritten offering, then, in the event that the managing underwriter of such offering advises the Partnership and the Holder in writing that in its opinion the inclusion of all or some of the Holder’s Partnership Securities would adversely and materially affect the success of the offering, the Partnership shall include in such offering only that number or amount, if any, of Partnership Securities held by the Holder which, in the opinion of the managing underwriter, will not so adversely and materially affect the offering. Except as set forth in Section 6.13(c), all costs and expenses of any such registration and offering (other than the underwriting discounts and commissions) shall be paid by the Partnership, without reimbursement by the Holder.

(c) If underwriters are engaged in connection with any registration referred to in Section 6.13(a), the Partnership shall provide indemnification, representations, covenants, opinions and other assurance to the underwriters in form and substance reasonably satisfactory to such underwriters. Further, in addition to and not in limitation of the Partnership’s obligation under Section 6.7, the Partnership shall, to the fullest extent permitted by law, indemnify and hold harmless the Holder, its officers, directors, and each Person who controls the Holder (within the meaning of the Securities Act) and any agent thereof (collectively, “Indemnified Persons”) against :any losses, claims, demands, actions, causes of action, assessments, damages, liabilities (joint or several), costs and expenses (including interest, penalties and reasonable attorneys’ fees and disbursements), resulting to, imposed upon, or incurred by the Indemnified Persons, directly or indirectly, under the Securities Act or otherwise (hereinafter referred to in this Section 6.13(c) as a “claim” and in the plural as “claims”) based upon, arising out of or resulting from any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which any Units were registered under the Securities Act or any state securities or Blue Sky laws, in any preliminary prospectus (if used prior to the effective date of such registration statement), or in any summary or final prospectus or in any amendment or supplement thereto (if used during the period the Partnership is required to keep the registration statement current), or arising out of, based upon or resulting from the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading; provided, however, that the Partnership shall not be liable to any Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary, summary or final prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership by or on behalf of such Indemnified Person specifically for use in the preparation thereof.

(d) The provisions of Section 6.13(a) and (b) shall continue to be applicable with respect to the General Partner (and any of the General Partner’s Affiliates) (including the Withdrawing General Partner) after it ceases to be a Partner of the Partnership, during a period of two years subsequent to the effective date of such cessation and for so long thereafter as is required for the Holder to sell all of the Units or other Partnership Securities with respect to which it has requested during such two year period that a registration statement be filed; provided however, that the Partnership shall not be required to file successive registration statements covering the same Partnership Securities for which registration was demanded during such two-year period. The provisions of Section 6.13(c) shall continue in effect thereafter.

(e) Any request to register Partnership Securities pursuant to this Section 6.13 shall (i) specify the Partnership Securities intended to be offered and sold by the Person making the request, (ii) express such Person’s present intent to offer such Partnership Securities for distribution, (iii) describe the nature or method of the proposed offer and sale of Partnership Securities, and (iv) contain the undertaking of such Person to provide all such information and materials and take all action as may be required in order to permit the Partnership to comply with all applicable requirements in connection with the registration of such Partnership Securities.

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Section 6.14 Reliance by Third Parties.

Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner and any officer of the Partnership authorized by the General Partner to act on behalf of and in the name of the Partnership has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner or any such officer as if it were the Partnership’s sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the General Partner or any such officer in connection with any such dealing. In no event shall any Person dealing with the General Partner or any such officer or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or any such officer or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or any such officer or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

ARTICLE VII

RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

Section 7.1 Limitation of Liability.

The Limited Partners, the Organizational Limited Partner and the Assignees shall have no liability under this Agreement except as expressly provided in this Agreement or the Delaware Act.

Section 7.2 Management of Business.

No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner or any of its Affiliates, in its capacity as such, if such Person shall also be a Limited Partner or Assignee) shall participate in the operation, management or control (within the meaning of the Delaware Act) of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any member, officer, director, employee, partner, agent or trustee of the General Partner or any of its Affiliates, in its capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

Section 7.3 Outside Activities.

Subject to the provisions of Section ~~6.5 and the Non-competition Agreement,~~6.5, which shall continue to be applicable to the Persons referred to therein, regardless of whether such Persons shall also be Limited Partners or Assignees, any Limited Partner or Assignee shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership Group. Neither the Partnership nor any of the other Partners or Assignees shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee.

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Section 7.4 Return of Capital.

No Limited Partner or Assignee shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Partnership may be considered as such by law and then only to the extent provided for in this Agreement. Except to the extent provided by Article V or as otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions. Any such return shall be a compromise to which all Partners and Assignees agree within the meaning of Section 17-502(b) of the Delaware Act.

Section 7.5 Rights of Limited Partners to the Partnership.

(a) In addition to other rights provided by this Agreement or by applicable law, and except as limited by Section 7.5(b), each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner’s interest as a limited partner in the Partnership, upon reasonable demand and at such Limited Partner’s own expense:

(i) to obtain true and full information regarding the status of the business and financial condition of the Partnership;

(ii) promptly after becoming available, to obtain a copy of the Partnership’s federal, state and local tax returns for each year;

(iii) to have furnished to him, upon notification to the General Partner, a current list of the name and last known business, residence or mailing address of each Partner;

(iv) to have furnished to him, upon notification to the General Partner, a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with a copy of the executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed;

(v) to obtain true and full information regarding the amount of cash and a description and statement of the Net Agreed Value of any other Capital Contribution by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner; and

(vi) to obtain such other information regarding the affairs of the Partnership as is just and reasonable.

(b) The General Partner may keep confidential from the Limited Partners and Assignees for such period of time as the General Partner deems reasonable, (i) any information that the General Partner reasonably believes to be in the nature of trade secrets or (ii) other information the disclosure of which the General Partner in good faith believes (A) is not in the best interests of the Partnership Group, (B) could damage the Partnership Group or (C) that any Group Member is required by law or by agreements with third parties to keep confidential (other than agreements with Affiliates the primary purpose of which is to circumvent the obligations set forth in Section 7.5).

ARTICLE VIII

BOOKS, RECORDS, ACCOUNTING AND REPORTS

Section 8.1 Records and Accounting.

The General Partner shall keep or cause to be kept at the principal office of the Partnership appropriate books and records with respect to the Partnership’s business, including all books and records necessary to

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provide to the Limited Partners any information required to be provided pursuant to Section 7.5(a). Any books and records maintained by or on behalf of the Partnership in the regular course of its business, including the record of the Record Holders and Assignees of Units or other Partnership Securities, books of account and records of Partnership proceedings, may be kept on, or be in the form of, computer disks, hard drives, punch cards, magnetic tape, photographs, micrographics or any other information storage device; provided, that the books and records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with generally accepted accounting principles.

Section 8.2 Fiscal Year.

The fiscal year of the Partnership shall be October 1 to September 30.

Section 8.3 Reports.

(a) As soon as practicable, but in no event later than 120 days after the close of each fiscal year of the Partnership, the General Partner shall make available to each Record Holder of a Unit as of a date selected by the General Partner in its sole discretion (and shall cause to be mailed to each such Unitholder upon their request) an annual report containing financial statements of the Partnership for such fiscal year of the Partnership, presented in accordance with generally accepted accounting principles, including a balance sheet and statements of operations, Partners’ equity and cash flows, such statements to be audited by a firm of independent public accountants selected by the General Partner.

(b) As soon as practicable, but in no event later than 90 days after the close of each Quarter except the last Quarter of each fiscal year, the General Partner shall make available to each Record Holder of a Unit, as of a date selected by the General Partner in its sole discretion (and shall cause to be mailed to each such Unitholder upon their request) a report containing unaudited financial statements of the Partnership and such other information as may be required by applicable law, regulation or rule of any National Securities Exchange on which the Units are listed for trading, or as the General Partner determines to be necessary or appropriate.

ARTICLE IX

TAX MATTERS

Section 9.1 Tax Returns and Information.

The General Partner shall timely file all returns of the Partnership that are required for federal, state and local income tax purposes on the basis of the accrual method and a taxable year ending on December 31. ~~The~~For taxable years ending on or prior to the Effective Date, the tax information reasonably required by Record Holders for federal and state income tax reporting purposes with respect to a taxable year shall be furnished to them within 90 days of the close of the calendar year in which the Partnership’s taxable year ends. The classification, realization and recognition of income, gain, losses and deductions and other items shall be on the accrual method of accounting for federal income tax purposes.

Section 9.2 Tax Elections.

(a) The ~~Partnership shall make the election under Section 754 of the Code in accordance with applicable regulations thereunder, subject to the reservation of the right to seek to revoke any such election upon the General Partner’s determination that such revocation is in the best interests of the Limited Partners. For the purposes of computing the adjustments under Section 743(b) of the Code, the General Partner shall be authorized (but not required) to adopt a convention whereby the price paid by a transferee of Units will be deemed to be the~~

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~~lowest quoted closing price of the Units on any National Securities Exchange on which such Units are traded during the calendar month in which such transfer is deemed to occur pursuant to Section 5.2(g) without regard to the actual price paid by such transferee.~~ authorized officers of the Partnership are authorized to make the Tax Election, and such election has been made.

(b) Except as otherwise provided herein, the General Partner shall determine whether the Partnership should make any other elections permitted by the Code.

Section 9.3 Tax Controversies.

~~Subject~~For taxable years ending on or prior to the Effective Date and subject to the provisions hereof, the General Partner is designated as the Tax Matters Partner (as defined in Section 6231 of the Code) ~~and~~. The General Partner is authorized and required to represent the Partnership (at the Partnership’s expense) in connection with all examinations of the Partnership’s affairs by tax authorities, including resulting administrative and judicial proceedings and to expend Partnership funds for professional services and costs associated therewith. Each Partner agrees to cooperate with the General Partner and to do or refrain from doing any or all things reasonably required by the General Partner to conduct such proceedings.

Section 9.4 Withholding.

Notwithstanding any other provision of this Agreement, the General Partner is authorized to take any action that it determines in its sole discretion to be necessary or appropriate to cause the Partnership to comply with any withholding requirements established under the Code or any other federal, state, or local law including, without limitation, pursuant to Sections 1441, l442, 1445 and 1446 of the Code. To the extent that the Partnership is required or elects to withhold and pay over to any taxing authority any amount resulting from ~~the allocation or~~a distribution ~~of income to~~or payment to or for the benefit of any Partner ~~or Assignee (including, without limitation, by reason of Section 1446 of the Code),~~, the General Partner may treat the amount withheld shall be treated as a distribution ~~of cash~~ pursuant to ~~Section 5.3~~Article V in the amount of such withholding from such Partner.

ARTICLE X

CERTIFICATES

Section 10.1 Certificates.

Upon the Partnership’s issuance of Common Units to any Person, the Partnership shall issue one or more Certificates in the name of such Person evidencing the number of such Units being so issued. Certificates shall be executed on behalf of the Partnership by the General Partner. No Common Unit Certificate shall be valid for any purpose until it has been countersigned by the Transfer Agent, provided, however, that if the General Partner elects to issue Units in global form, the Certificates shall be valid upon receipt of a certificate from the Transfer Agent certifying that such Units have been duly registered in accordance with the directions of the Partnership and the Underwriters. ~~Partners holding Certificates evidencing Senior Subordinated Units and Junior Subordinated Units may exchange such Certificates for Certificates evidencing Common Units on and after the Effective Date.~~

Section 10.2 Registration. Registration of Transfer and Exchange.

(a) The General Partner shall cause to be kept on behalf of the Partnership a register in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 10.2(b), the General Partner will provide for the registration and transfer of Units. The Transfer Agent is hereby appointed registrar

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and transfer agent for the purpose of registering Common Units and transfers of such Units as herein provided. The Partnership shall not recognize transfers of Certificates representing Units unless such transfers are effected in the manner described in this Section 10.2. Upon surrender for registration of transfer of any Units evidenced by a Certificate, and subject to the provisions of Section 10.2(b), the General Partner on behalf of the Partnership shall execute, and the Transfer Agent shall countersign and deliver (or, in the case of Units issued in global form, register in accordance with the rules and regulations of the Depositary), in the name of the holder or the designated transferee or transferees, as required pursuant to the holder’s instructions, one or more new Certificates evidencing the same aggregate number of Units as was evidenced by the Certificate so surrendered.

(b) Except as otherwise provided in Section 11.5, the Partnership shall not recognize any transfer of Units until the Certificates evidencing such Units are surrendered for registration of transfer and such Certificates are accompanied by a Transfer Application duly executed by the transferee (or the transferee’s attorney-in-fact duly authorized in writing). No charge shall be imposed by the Partnership for such transfer; provided, that as a condition to the issuance of any new Certificate under this Section 10.2, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed with respect thereto.

Section 10.3 Mutilated, Destroyed, Lost or Stolen Certificates.

(a) If any mutilated Certificate is surrendered to the Transfer Agent, the General Partner on behalf of the Partnership shall execute, and upon its request the Transfer Agent shall countersign and deliver in exchange therefor, a new Certificate evidencing the same number of Units as the Certificate so surrendered

(b) The General Partner on behalf of the Partnership shall execute, and upon its request the Transfer Agent shall countersign and deliver (or, in the case of Units issued in global form, register in accordance with the rules and regulations of the Depositary) a new Certificate in place of any Certificate previously issued if the Record Holder of the Certificate:

(i) makes proof by affidavit, in form and substance satisfactory to the General Partner, that a previously issued Certificate has been lost, destroyed or stolen;

(ii) requests the issuance of a new Certificate before the Partnership has notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim;

(iii) if requested by the General Partner, delivers to the Partnership a bond, in form and substance satisfactory to the General Partner with surety sureties and with fixed or open penalty as the General Partner may reasonably direct, in its sole discretion, to indemnify the Partnership, the General Partner and the Transfer Agent against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate; and

(iv) satisfies any other reasonable requirements imposed by the General Partner.

If a Limited Partner or Assignee fails to notify the Partnership within a reasonable time after he has notice of the loss, destruction or theft of a Certificate, and a transfer of the Units representing Limited Partner Interests represented by the Certificate is registered before the Partnership, the General Partner or the Transfer Agent receives such notification, the Limited Partner or Assignee shall be precluded from making any claim against the Partnership, the General Partner or the Transfer Agent for such transfer or for a new Certificate.

(c) As a condition to the issuance of any new Certificate under this Section 10.3, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed, in relation, thereto and any other expenses (including the fees and expenses of the Transfer Agent) reasonably connected therewith.

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Section 10.4 Record Holders.

In accordance with Section 10.2(b), the Partnership shall be entitled to recognize the Record Holder as the Limited Partner or Assignee with respect to any Units and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Units on the part of any other Person, regardless of whether the Partnership shall have actual or other notice thereof, except as otherwise provided by law or any applicable rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are listed for trading. Without limiting the foregoing, when a Person (such as a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing) is acting as nominee, agent or in some other representative capacity for another Person in acquiring and/or holding Units, as between the Partnership on the one hand, and such other Persons, on the other, such representative Person (a) shall be the Limited Partner or Assignee (as the case may be) of record and beneficially, (b) must execute and deliver a Transfer Application and (c) shall be bound by this Agreement and shall have the rights and obligations of a Limited Partner or Assignee (as the case may be) hereunder and as provided for herein.

ARTICLE XI

TRANSFER OF INTERESTS

Section 11.1 Transfer.

(a) The term “transfer,” when used in this Agreement with respect to a Partnership Interest, shall be deemed to refer to a transaction (i) by which the General Partner assigns its General Partner Units to another Person and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise or (ii) by which the holder of a Limited Partner Interest ) assigns such Limited Partner Interest to another Person who is or becomes a Limited Partner, and includes a sale, assignment, gift, exchange or any other disposition by law or otherwise, including any transfer upon foreclosure of any pledge, encumbrance, hypothecation or mortgage.

(b) No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article XI. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article XI shall be null and void.

(c) Nothing contained in this Article XI shall be construed to prevent a disposition by the members of the General Partner of any or all of the issued and outstanding member interests in the General Partner.

(d) Nothing contained in this Article XI, or elsewhere in this Partnership Agreement, shall preclude the settlement of any transactions involving Units entered into through the facilities of any National Securities Exchange on which the Units are listed for trading.

Section 11.2 Transfer of a General Partner’s Partnership Interest.

Notwithstanding anything herein to the contrary, no transfer by the General Partner of all or any part of its General Partner Interest to another Person shall be permitted unless (i) the transferee agrees to assume the rights and duties of the General Partner under this Agreement and to be bound by the provisions of this Agreement, (ii) the Partnership receives an Opinion of Counsel that such transfer would not result in the loss of limited liability of any Limited Partner or of any limited partner of any Group Member ~~or cause any Group Member to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes~~ and (iii) such transferee also agrees to purchase all (or the appropriate portion thereof, if applicable) of the partnership interest of the General Partner as the general partner of each Group Member. In the case of a transfer pursuant to and in compliance with this Section 11.2, the transferee or successor (as the case may be)

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shall, subject to compliance with the terms of Section 12.3, be admitted to the Partnership as a General Partner immediately prior to the transfer of the General Partner Interest, and the business of the Partnership shall continue without dissolution.

Section 11.3 Transfer of Units.

(a) Units may be transferred only in the manner described in Article X. The transfer of any Units and the admission of any new Partner shall not constitute an amendment to this Agreement.

(b) Until admitted as a Substituted Limited Partner pursuant to Article XII, the Record Holder of a Unit shall be an Assignee in respect of such Unit. Limited Partners may. include custodians, nominees, or any other individual or entity in its own or any representative capacity.

(c) Each distribution in respect of Units shall be paid by the Partnership, directly or through the Transfer Agent or through any other Person or agent, only to the Record Holders thereof as of the Record Date set for the distribution. Such payment shall constitute full payment and satisfaction of the Partnership’s liability in respect of such payment, regardless of any claim of any Person who may have an interest in such payment by reason of an assignment or otherwise.

(d) A transferee who has completed and delivered a Transfer Application shall be deemed to have (i) requested admission as a Substituted Limited Partner, (ii) agreed to comply with and be bound by and to have executed this Agreement, (iii) represented and warranted that such transferee has the right, power and authority and, if an individual, the capacity to enter into this Agreement, (iv) granted the powers of attorney set forth in this Agreement and (v) given the consents and approvals and made the waivers contained in this Agreement.

Section 11.4 Restrictions on Transfers.

Notwithstanding the other provisions of this Article XI, no transfer of any Unit or interest therein of any Limited Partner or Assignee shall be made if such transfer would (a) violate the then applicable federal or state securities laws or rules and regulations of the Commission, any state securities commission or any other governmental authorities with jurisdiction over such transfer, or (b) affect any Group Member’s existence or qualification as a limited partnership under the laws of the jurisdiction of its formation~~, or (c) result in entity-level taxation for federal income tax purposes of the Partnership~~.

Section 11.5 Citizenship Certificates; Non-citizen Assignees.

(a) If any Group Member is or becomes subject to any federal, state or local law or regulation that, in the reasonable determination of the General Partner, creates a substantial risk of cancellation or forfeiture of any property in which the Group Member has an interest based on the nationality, citizenship or other related status of a Limited Partner or Assignee, the General Partner may request any Limited Partner or Assignee to furnish to the General Partner, within 30 days after receipt of such request, an executed Citizenship Certification or such other information concerning his nationality, citizenship or other related status (or, if the Limited Partner or Assignee is a nominee holding for the account of another Person, the nationality, citizenship or other related status of such Person) as the General Partner may request. If a Limited Partner or Assignee fails to furnish to the General Partner within the aforementioned 30-day period such Citizenship Certification or other requested information or if upon receipt of such Citizenship Certification or other requested information the General Partner determines, with the advice of counsel, that a Limited Partner or Assignee is not an Eligible Citizen, the Units owned by such Limited Partner or Assignee shall be subject to redemption in accordance with the provisions of Section 11.6. In addition, the General Partner may require that the status of any such Limited Partner or Assignee be changed to that of a Non-citizen Assignee and, thereupon, the General Partner shall be substituted for such non-citizen Assignee as the Limited Partner in respect of his Units.

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(b) The General Partner shall, in exercising voting rights in respect of Units held by it on behalf of Non-citizen Assignees, distribute the votes in the same ratios as the votes of Limited Partners in respect of Units other than those of Non-citizen Assignees are cast, either for, against or abstaining as to the matter.

(c) Upon dissolution of the Partnership, a Non-citizen Assignee shall have no right to receive a distribution in kind pursuant to Section 14.4 but shall be entitled to the cash equivalent, thereof, and the General Partner shall provide, cash in exchange for an assignment of the Non-citizen Assignee’s share of the distribution in kind. Such payment and assignment shall be treated for Partnership purposes as a purchase by the General Partner from the Non-citizen Assignee of his Partnership Interest (representing his right to receive his share of such distribution in kind).

(d) At any time after he can and does certify that he has become an Eligible Citizen, a Non-citizen Assignee may, upon application to the General Partner, request admission as a Substituted Limited Partner with respect to any Units of such Non-citizen Assignee not redeemed pursuant to Section 11.6, and upon his admission pursuant to Section 12.2, the General Partner shall cease to be deemed to be the Limited Partner in respect of the Non-citizen Assignee’s Units.

Section 11.6 Redemption of Interests.

(a) If at any time a Limited Partner or Assignee fails to furnish a Citizenship Certification or other information requested within the 30-day period specified in Section 11.5(a), or if upon receipt of such Citizenship Certification or other information the General Partner determines, with the advice of counsel, that a Limited Partner or Assignee is not an Eligible Citizen, the Partnership may, unless the Limited Partner or Assignee establishes to the satisfaction of the General Partner that such Limited Partner or Assignee is an Eligible Citizen or has transferred his Units to a Person who furnishes a Citizenship Certification to the General Partner prior to the date fixed for redemption as provided below, redeem the Partnership Interest of such Limited Partner or Assignee as follows:

(i) The General Partner shall, not later than the 30th day before the date fixed for redemption, give notice of redemption to the Limited Partner or Assignee at his last address designated on the records of the Partnership or the Transfer Agent, by registered or certified mail, postage prepaid. The notice shall be deemed to have been given when so mailed. The notice shall specify the Redeemable Units, the date fixed for redemption, the place of payment, that payment of the redemption price will be made upon surrender of the Certificate evidencing the Redeemable Units and that on and after the date fixed for redemption no further allocations or distributions to which the Limited Partner or Assignee would otherwise be entitled in respect of the Redeemable Units will accrue or be made.

(ii) The aggregate redemption price for Redeemable Units shall be an amount equal to the Current Market Price (the date of determination of which shall be the date fixed for redemption) of Units of the class to be so redeemed multiplied by the number of Units of each such class included among the Redeemable Units. The redemption price shall be paid in the sole discretion of the General Partner, in cash or by delivery of a promissory note of the Partnership in the principal amount of the redemption price, bearing interest at the rate of 10% annually and payable in three equal annual installments of principal together with accrued interest, commencing one year after the redemption date.

(iii) Upon surrender by or on behalf of the Limited Partner or Assignee, at the place specified in the notice of redemption, of the Certificate evidencing the Redeemable Units, duly endorsed in blank or accompanied by an assignment duly executed in blank, the Limited Partner or Assignee or his duly authorized representative shall be entitled to receive the payment therefor.

(iv) After the redemption date, Redeemable Units shall no longer constitute issued and Outstanding Units.

(b) The provisions of this Section 11.6 shall also be applicable to Units held by a Limited Partner or Assignee as nominee of a Person determined to be other than an Eligible Citizen.

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(c) Nothing in this Section 11.6 shall prevent the recipient of a notice of redemption from transferring his Units before the redemption date if such transfer is otherwise permitted under this Agreement. Upon receipt of notice of such a transfer, the General Partner shall withdraw the notice of redemption, provided the transferee of such Units certifies in the Transfer Application that he is an Eligible Citizen. If the transferee fails to make such certification, such redemption shall be effected from the transferee on the original redemption date.

ARTICLE XII

ADMISSION OF PARTNERS

Section 12.1 Admission of Initial Limited Partners.

Upon the issuance by the Partnership of the Old Subordinated Units to the Initial General Partner in connection with the Initial Offering, the Initial General Partner was admitted to the Partnership as a Limited Partner. Upon the issuance by the Partnership of Common Units to the Initial Underwriters in connection with the Initial Offering and the execution by the Initial Under writers of a Transfer Application, the Initial Underwriters were admitted to the Partnership as Initial Limited Partners.

Section 12.2 Admission of Substituted Limited Partners

By transfer of a Unit representing a Limited Partner Interest in accordance with Article XI, the transferor shall be deemed to have given the transferee the right to seek admission as a Substituted Limited Partner subject to the conditions of, and in the manner permitted under, this Agreement. A transferor of a Certificate representing a Limited Partner Interest shall, however, only have the authority to convey to a purchaser or other transferee who does not execute and deliver a Transfer Application (a) the right to negotiate such Certificate to a purchaser or other transferee and (b) the right to transfer the right to request admission as a Substituted Limited Partner to such purchaser or other transferee in respect of the transferred Units. Each transferee of a Unit representing a Limited Partner Interest (including any nominee holder or an agent acquiring such Unit for the account of another Person) who executes and delivers a Transfer Application shall, by virtue of such execution and delivery, be an Assignee and be deemed to have applied to become a Substituted Limited Partner with respect to the Units so transferred to such Person. Such Assignee shall become a Substituted Limited Partner (x) at such time as the General Partner consents thereto, which consent may be given or withheld in the General Partner’s sole discretion, and (y) when any such admission is shown on the books and records of the Partnership. If such consent is withheld, such transferee shall be an Assignee. An Assignee shall have an interest in the Partnership equivalent to that of a Limited Partner with respect to allocations and distributions, including liquidating distributions, of the Partnership. With respect to voting rights attributable to Units that are held by Assignees, the General Partner shall be deemed to be the Limited Partner with respect thereto and shall, in exercising the voting rights in respect of such Units on any matter vote such Units at the written direction of the Assignee who is the Record Holder of such Units. If no such written direction is received, such Units will not be voted. An Assignee shall have no other rights of a Limited Partner.

Section 12.3 Admission of ~~Successor~~ General Partner.

On the ~~date hereof~~Second A&R Effective Date, the General Partner ~~is being~~was admitted to the Partnership as successor to ~~Star Gas LLC~~the Withdrawing General Partner immediately prior to ~~its~~the Withdrawing General Partner’s withdrawal pursuant to Section 4.4(d). A successor General Partner approved pursuant to Section 13.1 or 13.2 or the transferee of or successor to all the General Partner Interest pursuant to Section 11.2 who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately prior to the withdrawal or removal of the General Partner pursuant to Section 13.1 or 13.2 or the transfer of the General Partner Interest pursuant to Section 11.2; provided, however, that no such successor shall be admitted to the Partnership until compliance with the terms of Section 11.2 has occurred and

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such successor has executed and delivered such other documents or instruments as may be required to effect such admission. Any such successor shall, subject to the terms hereof, carry on the business of the Partnership without dissolution.

Section 12.4 Admission of Additional Limited Partners.

(a) A Person (other than the General Partner, an Initial Limited Partner or a Substituted Limited Partner) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including the power of attorney granted in Section 1.4, and (ii) such other documents or instruments as may be required in the discretion of the General Partner to effect such Person’s admission as an Additional Limited Partner.

(b) Notwithstanding anything to the contrary in this Section 12.4, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner’s sole discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded as such in the books and records of the Partnership, following the consent of the General Partner to such admission.

Section 12.5 Amendment of Agreement and Certificate of Limited Partnership.

To effect the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Delaware Act to amend the records of the Partnership to reflect such admission and, if necessary, to prepare as soon as practical an amendment of this Agreement and, if required by law, to prepare and file an amendment to the Certificate of Limited Partnership, and the General Partner may for this purpose, among others, exercise the power of attorney granted pursuant to Section 1.4.

ARTICLE XIII

WITHDRAWAL OR REMOVAL OF PARTNERS

Section 13.1 Withdrawal of the General Partner.

(a) The General Partner shall be deemed to have withdrawn from the Partnership upon the occurrence of any one of the following events (each such event herein referred to as an “Event of Withdrawal”);

(i) the General Partner voluntarily withdraws from the Partnership by giving written notice to the other Partners;

(ii) the General Partner transfers all of his rights as General Partner pursuant to Section 11.2;

(iii) the General Partner is removed pursuant to Section 13.2;

(iv) the General Partner (A) makes a general assignment for the benefit of creditors; (B) files a voluntary bankruptcy petition for relief under Chapter 7 of the United States Bankruptcy Code; (C) files a petition or answer seeking for itself a liquidation, dissolution or similar relief (but not a reorganization) under any law; (D) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the General Partner in a proceeding of the type described in clauses (A)-(C) of this Section 13.1(a)(iv); or (E) seeks, consents to or acquiesces in the appointment of a trustee (but not a debtor in possession), receiver or liquidator of the General Partner or of all or any substantial part of its properties;

(v) a final and non-appealable order of relief under Chapter 7 of the United States Bankruptcy Code is entered by a court with appropriate jurisdiction pursuant to a voluntary or involuntary petition by or against the General Partner; or

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(vi) a certificate of dissolution or its equivalent is filed for the General Partner, or 90 days expire after the date of notice to the General Partner of revocation of its charter without a reinstatement of its charter, under the laws of its state of incorporation or formation.

If an Event of Withdrawal specified in Section 13.l(a)(iv), (v) or (vi) occurs, the withdrawing General Partner shall give notice to the Limited Partners within 30 days after such occurrence. The Partners hereby agree that only the Events of Withdrawal described in this Section 13.1 shall result in the withdrawal of the General Partner from the Partnership.

(b) Withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall not constitute a breach of this Agreement under the following circumstances: (i) the General Partner voluntarily withdraws by giving at least 90 days’ advance notice to the Limited Partners, such withdrawal to take effect on the date specified in such notice; or (ii) at any time that the General Partner ceases to be a General Partner pursuant to Section 13.1(a)(ii) or is removed pursuant to Section 13.2. The withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall also constitute the withdrawal of the General Partner as general partner of the other Group Members. If the General Partner gives a notice of withdrawal pursuant to Section 13.1(a)(i), holders of a Unit Majority may, prior to the effective date of such withdrawal, elect a successor General Partner. The Person so elected as successor General Partner shall automatically become the successor general partner of the other Group Members. If, prior to the effective date of the General Partner’s withdrawal, a successor is not selected by the Limited Partners as provided herein, the Partnership shall be dissolved in accordance with Section 14.1. Any successor General Partner elected in accordance with the terms of this Section 13.1 shall be subject to the provisions of Section 12.3.

(c) On the Second A&R Effective Date, the ~~Successor~~ General Partner ~~is being~~was admitted to the Partnership as the successor to the Withdrawing General Partner immediately prior to its withdrawal pursuant to Section 4.4(d). At such time, the withdrawal of the Withdrawing General Partner as general partner of the Partnership shall be effective and any notice of such withdrawal required by this Article XIII shall be waived.

Section 13.2 Removal of the General Partner.

The General Partner may be removed if such removal is approved by Limited Partners holding at least two-thirds of the Outstanding Units voting together as a single class (excluding those Units held by the General Partner and its Affiliates). Any such action by such Limited Partners for removal of the General Partner must also provide for the election of a successor General Partner by Limited Partners holding at least a majority of the Outstanding Units (excluding for purposes of such determination Units owned by the General Partner and its Affiliates). Such removal shall be effective immediately following the admission of a successor General Partner pursuant to Article XII. The removal of the General Partner shall also automatically constitute the removal of the General Partner as general partner of the other Group Members. If a person is elected as a successor General Partner in accordance with the terms of this Section 13.2, such person shall, upon admission pursuant to Article XII, automatically become the successor general partner of the other Group Members. The right of the Limited Partners holding Outstanding Units to remove the General Partner shall not exist or be exercised unless the Partnership has received an Opinion of Counsel that such removal would not result in the loss of the limited liability of any Limited Partner or of the limited partner of any Group Member ~~or cause any Group Member to be treated as an association taxable as a corporation or otherwise to be taxed as an entity for federal income tax purposes to the extent not already so treated or taxed~~. Any successor General Partner elected in accordance with the terms of this Section 13.2 shall be subject to the provisions of Section 12.3.

Section 13.3 Interest of Departing Partner and ~~Successor~~ General Partner.

(a) In the event of (i) withdrawal of the General Partner under circumstances where such withdrawal does not violate this Agreement or (ii) removal of the General Partner by the Limited Partners under circumstances where Cause does not exist, if a successor General Partner is elected in accordance with the terms

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of Section 13.1 or 13.2, the Departing Partner shall have the option exercisable prior to the effective date of the departure of such Departing Partner to require its successor to purchase its Partnership Interest as a general partner in the Partnership (which is represented by the General Partner Units) and its partnership interest as the general partner in the other Group Members (collectively, the “Combined Interest”) in exchange for an amount in cash equal to the fair market value of such Combined Interest, such amount to be determined and payable as of the effective date of its departure. For purposes of this Section 13.3, the Withdrawing General Partner hereby waives the right to require the ~~Successor~~ General Partner to purchase its Combined Interest. If the General Partner is removed by the Limited Partners under circumstances where Cause exists or if the General Partner withdraws under circumstances where such withdrawal violates this agreement, and if a successor General Partner is elected in accordance with the terms of Section 13.1 or 13.2, such successor shall have the option, exercisable prior to the effective date of the departure of such Departing Partner, to purchase the Combined Interest of the Departing Partner for such fair market value of such Combined Interest. In either event, the Departing Partner shall be entitled to receive all reimbursements due such Departing Partner pursuant to Section 6.4, including any employee-related liabilities (including severance liabilities), incurred in connection with the termination of any employees employed by the General Partner for the benefit of the Partnership or the other Group Members.

For purposes of this Section 13.3(a), the fair market value of the Departing Partner’s Combined Interest shall be determined by agreement between the Departing Partner and its successor or, failing agreement within 30 days after, the effective date of such Departing Partners departure, by an independent investment banking firm or other independent expert selected by the Departing Partner and its successor, which, in turn, may rely on other experts and the determination of which shall be conclusive as to such matter. If such parties cannot agree upon one independent investment banking firm or other independent expert within 45 days after the effective date of such departure, then the Departing Partner shall designate an independent investment banking firm or other independent expert, the Departing Partner’s successor shall designate an independent investment banking firm or other independent expert, and such firms or experts shall mutually select a third independent investment banking firm or independent expert, which shall determine the fair market value of the Combined Interest. In making its determination, such independent investment banking firm or other independent expert shall consider the then current trading price of Units on any National Securities Exchange on which Units are then listed, the value of the Partnership’s assets, the rights and obligations of the General Partner and other factors it may deem relevant.

(b) If the Combined Interest is not purchased in the manner set forth in Section 13.3(a), the Departing Partner shall become a Limited Partner and the Combined Interest shall be converted into Common Units pursuant to a valuation made by an investment banking firm or other independent expert selected pursuant to Section 13.3(a), without reduction in such Partnership Interest (but subject to proportionate dilution by reason of the admission of its successor). Any successor General Partner shall indemnify the Departing Partner as to all debts and liabilities of the Partnership arising on or after the date on which the Departing Partner becomes a Limited Partner. For purposes of this Agreement, conversion of the General Partner’s Combined Interest to Common Units will be characterized as if the General Partner contributed its Combined Interest to the Partnership in exchange for the newly issued Common Units.

(c) If a successor General Partner is elected in accordance with the terms of Section 13.1 or 13.2 and the option described in Section 13.3(a) is not exercised by the party entitled to do so, the successor General Partner shall, at the effective date of its admission to the Partnership, contribute to the Partnership cash in an amount equal to the fair market value of the Combined Interest on such date. In such event, such successor General Partner shall, subject to the following sentence, be entitled to such Percentage Interest of all Partnership allocations and distributions and any other allocations and distributions to which the Departing Partner was entitled.

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Section 13.4 Withdrawal of Limited Partners.

No Limited Partner shall have any right to withdraw from the Partnership; provided however, that when a transferee of a Limited Partner’s Units becomes a Record Holder, such transferring Limited Partner shall cease to be a Limited Partner with respect to the Units so transferred.

ARTICLE XIV

DISSOLUTION AND LIQUIDATION

Section 14.1 Dissolution.

The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the removal or withdrawal of the General Partner, if a successor General Partner is elected pursuant to Section 13.1 or 13.2, the Partnership shall not be dissolved and such successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and (subject to Section 14.2) its affairs shall be wound up, upon:

(a) the expiration of its term as provided in Section 1.5;

(b) an Event of Withdrawal of the General Partner as provided in Section 13.1(a) (other than Section 13.1(a)(ii)), unless a successor is elected and an Opinion of Counsel is received as provided in Section 13.1(b) or 13.2 and such successor is admitted to the Partnership pursuant to Section 12.3;

(c) an election to dissolve the Partnership by the General Partner that is approved by holders of at least a Unit Majority;

(d) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Delaware Act; or

(e) the sale of all or substantially all of the assets and properties of the Partnership Group.

Section 14.2 Continuation of the Business of the Partnership After Dissolution.

Upon (a) dissolution of the Partnership following an Event of Withdrawal caused by the withdrawal or removal of the General Partner as provided in Section 13.1(a)(i) or (iii) and the failure of the Partners to select a successor to such Departing Partner pursuant to Section 13.1 or 13.2, then within 90 days thereafter, or (b) dissolution of the Partnership upon an event constituting an Event of Withdrawal as defined in Section 13.1(a)(iv), (v) or (vi), then, to the maximum extent permitted by law, within 180 days thereafter, holders of at least a majority of the Outstanding Units (excluding for purposes of such determination any Units held by the General Partner or its Affiliates) may elect to continue the business of the Partnership on the same terms and conditions set forth in this Agreement having as the successor general partner a Person approved by holders of at least a majority of the Outstanding Units (excluding for purposes of such determination any Units held by the General Partner or its Affiliates). Unless such an election is made within the applicable time period as set forth above, the Partnership shall conduct only activities necessary to wind up its affairs. If such an election is so made, then:

(i) the Partnership shall continue without dissolution until the end of the term set forth in Section 1.5 unless earlier dissolved in accordance with this Article XIV;

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(ii) if the successor General Partner is not the former General Partner, then the interest of the former General Partner shall be dealt with in the manner provided in Section 13.3(b); and

(iii) the successor General Partner shall be admitted to the Partnership as General Partner, effective as of the Event of Withdrawal, by agreeing in writing to be bound by this Agreement; provided, that the right of holders of at least a majority of Outstanding Units to approve a successor General Partner and to reconstitute and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel that (~~x~~) the exercise of the right would not result in the loss of limited liability of any Limited Partner ~~and (v) neither the Partnership, nor any other Group Member would be treated as an association taxable as a corporation or otherwise be taxable as an entity for federal income tax purposes upon the exercise of such right to continue to the extent not already so treated or taxed~~.

Section 14.3 Liquidator.

Upon dissolution of the Partnership, unless the business of the Partnership is continued pursuant to Section 14.2, the General Partner, or in the event the dissolution is the result of an Event of Withdrawal, a liquidator or liquidating committee approved by holders of at least a majority of the Outstanding Units representing Limited Partner Interests, shall be the Liquidator. The Liquidator (if other than the General Partner) shall be entitled to receive such compensation for its services as may be approved by holders of at least a majority of the Outstanding Units representing Limited Partner Interests. The Liquidator shall agree not to resign at any time without 15 days’ prior notice and (if other than the General Partner) may be removed at any time, with or without cause, by notice of removal approved by holders of at least a majority of the Outstanding Units representing Limited Partner Interests. Upon dissolution, removal or resignation of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and duties of the original Liquidator) shall within 30 days thereafter be approved by holders of at least a majority of the Outstanding Units representing Limited Partner Interests. The right to approve a successor or substitute Liquidator in the manner provided herein shall be deemed to refer also to any such successor or substitute Liquidator approved in the manner herein provided. Except as expressly provided in this Article XIV, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or consent of any-of the parties hereto, all of the powers conferred upon the General Partner under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers other than the limitation on sale set forth in Section 6.3(b)) to the extent necessary or desirable in the good faith judgment of the Liquidator to carry out the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of the Liquidator to complete the winding up and liquidation of the Partnership as provided for herein.

Section 14.4 Liquidation.

The Liquidator shall proceed to dispose of the assets of the Partnership, discharge its liabilities, and otherwise wind up its affairs in such manner and over such period as the Liquidator determines to be in the best interest of the Partners, subject to the following:

(a) Disposition of Assets. The assets may be disposed of by public or private sale or by distribution in kind to one or more Partners on such terms as the Liquidator and such Partner or Partners may agree. If any property is distributed in kind, the Partner receiving the property shall be deemed for purposes of Section 14.4(c) to have received cash equal to its fair market value; and contemporaneously therewith, appropriate cash distributions must be made to the other Partners. For purposes of computing Net Termination Gain, gain or loss on distributed property shall be recognized as if such property had been sold for its fair market value.

(b) Discharge of Liabilities. Liabilities of the Partnership include amounts owed to Partners otherwise than in respect of their distribution rights under Article V. With respect to any liability that is contingent or is otherwise not yet due and payable, the Liquidator shall either settle such claim for such amount as it thinks appropriate or establish a reserve of cash or other assets to provide for its payment. When paid, any unused portion of the reserve shall be distributed as additional liquidation proceeds.

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(c) Liquidation Distributions. All property and all cash in excess of that required to discharge the liabilities ~~as~~ provided in Section 14.4(b) shall be distributed to the Partners in accordance with, and to the extent of, the positive balances in their respective Capital Accounts, as determined after taking into account all Capital Account adjustments (other than those made by reason of this clause) for the taxable year of the Partnership during which the liquidation of the Partnership occurs (~~.~~with such date of occurrence being determined pursuant to Treasury Regulation Section 1.704-1(b)(2)(ii)(g)), and such distribution shall be made by the end of such taxable year (or, if later, within 90 days after said date of such occurrence). Notwithstanding the foregoing, (i) if the General Partner determines in its sole discretion that the positive balance in the Capital Account of any Limited Partner holding Common Units at the time of distributions pursuant to this Section 14.4(c) is less than the positive Capital Account balance such Limited Partner would have had at such time if the Tax Election had not been made, the General Partner shall have the authority if it deems necessary to adjust the allocations of Net Income and Net Loss (or items of Net Income and Net Loss) made pursuant to Section 5.1 for the taxable year of the Partnership during which the liquidation of the Partnership occurs to cause the positive balance in the Capital Account of each Limited Partner at the time of distributions pursuant to this Section 14.4(c) to not be materially different than the positive Capital Account balance such Limited Partner would have had at such time if the Tax Election had not been made; provided that in no event may the General Partner reduce the positive Capital Account balance of any Limited Partner holding Common Units at the time of distributions pursuant to this Section 14.4(c) and (ii) 50% of all distributions which the General Partner would be entitled to receive with respect to its general partner interest shall be ~~paid to~~retained by the Partnership to fund the Plan in accordance with the terms of the Plan.

Section 14.5 Cancellation of Certificate of Limited Partnership.

Upon the completion of the distribution of Partnership cash and property as provided in Sections 14.3 and 14.4 in connection with the liquidation of the Partnership, the Partnership shall be terminated and the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

Section 14.6 Return of Capital Contributions.

The General Partner shall not be personally liable for, and shall have no obligation to contribute or loan any monies or property to the Partnership to enable it to effectuate, the return of the Capital Contributions of the Limited Partners, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

Section 14.7 Waiver of Partition.

To the maximum extent permitted by law, each Partner hereby waives any right to partition of the Partnership property.

Section 14.8 Capital Account Restoration.

No Limited Partner shall have any obligation to restore any negative balance in its Capital Account upon liquidation of the Partnership. The General Partner shall be obligated to restore any negative balance in its Capital Account upon liquidation of its interest in the Partnership by the end of the taxable year of the Partnership during which such liquidation occurs, or, if later, within 90 days after the date of such liquidation.

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ARTICLE XV

AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS; RECORD DATE

Section 15.1 Amendment to be Adopted Solely by General Partner.

Each Limited Partner agrees that the General Partner (pursuant to its powers of attorney from the Limited Partners and Assignees), without the approval of any Limited Partner or Assignee, may amend any provision of this Agreement and execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

(a) a change in the name of the Partnership, the location of the principal place of business of the Partnership, the registered agent of the Partnership or the registered office of the Partnership;

(b) admission, substitution, withdrawal or removal of Partners in accordance with this Agreement;

(c) a change that, in the sole discretion of the General Partner, is necessary or advisable to qualify or continue the qualification of the Partnership as a limited partnership or a partnership in which the limited partners have limited liability under the laws of any state ~~or to ensure that the Partnership will be treated as an association taxable as a corporation or otherwise taxed as an entity for federal income tax purposes~~;

(d) a change that, in the sole discretion of the General Partner, (i) does not adversely affect the Limited Partners in any material respect, (ii) is necessary or advisable to (A) satisfy any requirements, conditions (including any particular class of Partnership Interests as compared to other classes of Partnership Interests) or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the Delaware Act) or (B) facilitate the trading of the Units (including the division of Outstanding Units into different classes to facilitate uniformity of tax consequences within such classes of Units) or comply with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are or will be listed for trading, compliance with any of which the General Partner determines in its sole discretion to be in the best interests of the Partnership and the Limited Partners, (iii) is necessary or advisable in connection with action taken by the General Partner pursuant to Section 4.8, or (iv) is required to effect the intent of the provisions of this Agreement or is otherwise contemplated by this Agreement;

(e) a change in the fiscal year or taxable year of the Partnership and any changes that, in the sole discretion of the General Partner, are necessary or advisable as a result of a change in the fiscal year or taxable year of the Partnership including, if the General Partner shall so determine, a change in the definition of “Quarter~~’~~” and the dates on which distributions are to be made by the Partnership;

(f) an amendment that is necessary, in the Opinion of Counsel, to prevent the Partnership or the General Partner or its directors or officers from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or “plan asset” regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, regardless of whether such are substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

(g) subject to the terms of Section 4.4, an amendment that, in the sole discretion of the General Partner, is necessary or advisable in connection with the authorization of issuance of any class or series of Partnership Securities pursuant to Section 4.4;

(h) any amendment expressly permitted in this Agreement to be made by the General Partner acting alone;

(i) amendment effected, necessitated or contemplated by a Merger Agreement approved in accordance with Section 16.3;

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(j) an amendment that, in the sole discretion of the General Partner is necessary or advisable to reflect, account for and deal with appropriately the formation by the Partnership of, or investment by the Partnership in, any corporation, partnership, joint venture, limited liability company or other entity, in connection with the conduct by the Partnership of activities permitted by the terms of Section 3.1; or

(k) any other amendments substantially similar to the foregoing.

Section 15.2 Amendment Procedures.

Except as provided in Sections 15.1 and 15.3, all amendments to this Agreement shall be made in accordance with the following requirements. Amendments to this Agreement may be proposed only by or with the consent of the General Partner. A proposed amendment shall be effective upon its approval by the holders of at least a Unit Majority, unless a greater or different percentage is required under this Agreement or by Delaware law. Each proposed amendment that requires the approval of the holders of a specified percentage of Outstanding Units shall be set forth in a writing that contains the text of the proposed amendment. If such an amendment is proposed, the General Partner shall seek the written approval of the requisite percentage of Outstanding Units or call a meeting of the Limited Partners to consider and vote on such proposed amendment. The General Partner shall notify all Record Holders upon final adoption of any such proposed amendments.

Section 15.3 Amendment Requirements.

(a) Notwithstanding the provisions of Sections 15.1 and 15.2, no provision of this Agreement that establishes a percentage of Outstanding Units required to take any action shall be amended, altered, changed, repealed or rescinded in any respect that would have either (i) the effect of reducing such voting percentage or (ii) more than an immaterial effect on a Unitholder unless such amendment is approved by the written consent or the affirmative vote of holders of Outstanding Units whose aggregate Outstanding Units constitute not less than the voting requirement sought to be reduced.

(b) Notwithstanding the provisions of Sections 15.1 and 15.2, no amendment to this Agreement may (i) enlarge the obligations of any Limited Partner without its consent, unless such shall be deemed to have occurred as a result of an amendment approved pursuant to Section 15.3(c), (ii) enlarge the obligations of, restrict in any way any action by or rights of, or reduce in any way the amounts distributable, reimbursable or otherwise payable to, the General Partner without its consent, which may be given or withheld in its sole discretion, (iii) change Section 14.1(a) or (c), or (iv) change the term of the Partnership or, except as set forth in Section 14.1(c), give any Person the right to dissolve the Partnership.

(c) Except as otherwise provided, and without limitation of the General Partner’s authority to adopt amendments to this Agreement as contemplated in Section 15.1, any amendment that would have a material adverse effect on the rights or preferences of any class of Outstanding Units in relation to other classes of Units must be approved by the holders of not less than a majority of the Outstanding Units of the classes affected.

(d) Notwithstanding any other provision of this Agreement, except for amendments pursuant to Section 6.3 or 15.1 and except as otherwise provided by Section 16.3(b), no amendments shall become effective without the approval of the holders of at least 90% of the Outstanding Units unless the Partnership obtains an Opinion of Counsel to the effect that such amendment will not affect the limited liability of any Limited Partner or any limited partner of the other Group Members under applicable law.

(e) This Section 15.3 shall only be amended with the approval of the holders of at least 90% of the Outstanding Units.

(f) Notwithstanding anything to the contrary contained herein, following the Distribution Date the Partnership shall not supplement or amend the terms of the Partnership Agreement in any manner that may materially adversely affect the interests of the holders of Rights (other than an Acquiring Person or an Affiliate or an Associate of an Acquiring Person as such capitalized terms are defined in the Rights Agreement).

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Section 15.4 Meetings.

All acts of Limited Partners to be taken pursuant to this Agreement shall be taken in the manner provided in this Article XV. Meetings of the Limited Partners may be called by the General Partner or by Limited Partners owning 20% or more of the Outstanding Units of the class or classes for which a meeting is proposed. Limited Partners shall call a meeting by delivering to the General Partner one or more requests in writing stating that the signing Limited Partners wish to call a meeting and indicating the general or specific purposes for which the meeting is to be called. Within 60 days after receipt of such a call from Limited Partners or within such greater time as may be reasonably necessary for the Partnership to comply with any statutes, rules, regulations, listing agreements or similar requirements governing the holding of a meeting or the solicitation of proxies for use at such a meeting, the General Partner shall send a notice of the meeting to the Limited Partners either directly or indirectly through the Transfer Agent. A meeting shall be held at a time and place determined by the General Partner on a date not less than 10 days nor more than 60 days after the mailing of notice of the meeting.

Section 15.5 Notice of a Meeting.

Notice of a meeting called pursuant to Section 15.4 shall be given to the Record Holders in writing by mail or other means of written communication in accordance with Section 18.1. The notice shall be deemed to have been given at the time when deposited in the mail or sent by other means of written communication.

Section 15.6 Record Date.

For purposes of determining the Limited Partners entitled to notice of or to vote at a meeting of the Limited Partners or to give approvals without a meeting as provided in Section 15.11, the General Partner may set a Record Date, which shall not be less than 10 nor more than 60 days before (a) the date of the meeting (unless such requirement conflicts with any rule, regulation, guideline or requirement of any National Securities Exchange on which the Units are listed for trading, in which case the rule, regulation, guideline or requirement of such exchange shall govern) or (b) in the event that approvals are sought without a meeting, the date by which Limited Partners are requested in writing by the General Partner to give such approvals.

Section 15.7 Adjournment.

When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting and a new Record Date need not be fixed, if the time and place thereof are announced at the meeting at which the adjournment is taken, unless such adjournment shall be for more than 45 days. At the adjourned meeting, the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days or if a new Record Date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in accordance with this Article XV.

Section 15.8 Waiver of Notice; Approval of Meeting; Approval of Minutes.

The transactions of any meeting of Limited Partners, however called and noticed, and whenever held, shall be as valid as if occurred at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, Limited Partners representing such quorum who were present in person or by proxy and entitled to vote, sign a written waiver of notice or an approval of the holding of the meeting or an approval of the minutes thereof. All waivers and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a Limited Partner at a meeting shall constitute a waiver of notice of the meeting, except when the Limited Partner does not approve, at the beginning of the meeting, of the transaction of any business because the meeting is not lawfully called or convened; and except that attendance at a meeting is not a waiver of any right to disapprove the consideration of matters required to be included in the notice of the meeting, but not so included, if the disapproval is expressly made at the meeting.

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Section 15.9 Quorum.

The holders of a majority of the Outstanding Units of the class or classes for which a meeting has been called represented in person or by proxy shall constitute a quorum at a meeting of Limited Partners of such class or classes unless any such action by the Limited Partners requires approval by holders of a greater percentage of such Units, in which case the quorum shall be such greater percentage. At any meeting of the Limited Partners duly called and held in accordance with this Agreement at which a quorum is present, the act of Limited Partners holding Outstanding Units that in the aggregate represent a majority of the Outstanding Units entitled to vote and be present in person or by proxy at such meeting shall be deemed to constitute the act of all Limited Partners, unless a greater or different percentage is required with respect to such action, under the provisions of this Agreement, in which case the act of the Limited Partners holding Outstanding Units that in the aggregate represent at least such greater or different percentage shall be required. The Limited Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough Limited Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by the required percentage of Outstanding Units specified in this Agreement. In the absence of a quorum any meeting of Limited Partners may be adjourned from time to time by the affirmative vote of holders of at least a majority of the Outstanding Units represented either in person or by proxy, but no other business may be transacted, except as provided in Section 15.7.

Section 15.10 Conduct of Meeting.

The General Partner shall have full power and authority concerning the manner of conducting any meeting of the Limited Partners or solicitation of approvals in writing, including the determination of Persons entitled to vote, the existence of a quorum, the satisfaction of the requirements of Section 15.4, the conduct of voting, the validity and effect of any proxies and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The General Partner shall designate a Person to serve as chairman of any meeting and shall further designate a Person to take the minutes of any meeting. All minutes shall be kept with the records of the Partnership maintained by the General Partner. The General Partner may make such other regulations consistent with the applicable law and this Agreement as it may deem advisable concerning the conduct of any meeting of the Limited Partners or solicitation of approvals in writing, including regulations in regard to the appointment of proxies, the appointment and duties of inspectors of votes and approvals, the submission and examination of proxies and other evidence of the right to vote, and the revocation of approvals in writing.

Section 15.11 Action Without a Meeting.

Any action that may be taken at a meeting of the Limited Partners may be taken without a meeting if an approval in writing setting forth the action so taken is signed by Limited Partners owning not less than the minimum percentage of the Outstanding Units that would be necessary to authorize or take such action at a meeting at which all the Limited Partners were present and voted. Prompt notice of the taking of action without a meeting shall be given to the Limited Partners who have not approved in writing. The General Partner may specify that any written ballot submitted to Limited Partners for the purpose of taking any action without a meeting shall be returned to the Partnership within the time period, which shall be not less than 20 days, specified by the General Partner. If a ballot returned to the Partnership does not vote all of the Units held by the Limited Partner, the Partnership shall be deemed to have failed to receive a ballot for the Units that were not voted. If approval of the taking of any action by the Limited Partners is solicited by any Person other than by or on behalf of the General Partner, the written approvals shall have no force and effect unless and until (a) they are deposited with the Partnership in care of the General Partner, (b) approvals sufficient to take the action proposed are dated as of a date not more than 90 days prior to the date sufficient approvals are deposited with the Partnership and (c) an Opinion of Counsel is delivered to the General Partner to the effect that the exercise of such right and the action proposed to be taken with respect to any particular matter (i) will not cause the Limited Partnership to be deemed to be taking part in the management and control of the business and affairs of the

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Partnership so as to jeopardize the Limited Partners’ limited liability, and (ii) is otherwise permissible under the state statutes then governing the rights, duties and liabilities of the Partnership and the Partners.

Section 15.12 Voting and Other Rights.

(a) Only those Record Holders of the Units on the Record Date set pursuant to Section 15.6 (and also subject to the limitations contained in the definition of “Outstanding”) shall be entitled to notice of, and to vote at, a meeting of Limited Partners or to act with respect to matters as to which the holders of the Outstanding Units have the right to vote or to act. All references in this Agreement to votes of, or other acts that may be taken by, the Outstanding Units shall be deemed to be references to the votes or acts of the Record Holders of such Outstanding Units.

(b) With respect to Units that are held for a Person’s account by another Person (such as a broker, dealer, bank, trust company or clearing corporation, or an agent of any of the foregoing), in whose name such Units are registered, such other Person shall, in exercising the voting rights in respect of such Units on any matter, and unless the arrangement between such Persons provides otherwise, vote such Units in favor of, and at the direction of, the Person who is the beneficial owner, and the Partnership shall be entitled to assume it is so acting without further inquiry. The provisions of this Section 15.12(b) (as well as all other provisions of this Agreement) are subject to the provisions of Section 10.4.

ARTICLE XVI

MERGER

Section 16.1 Authority.

The Partnership may merge or consolidate with one or more corporations, business trusts or associations, real estate investment trusts, common law trusts or unincorporated businesses, including a general partnership, limited partnership or limited liability company, formed under the laws of the State of Delaware or any other state of the United States of America, pursuant to a written agreement of merger or consolidation (“Merger Agreement”) in accordance with this Article XVI.

Section 16.2 Procedure for Merger or Consolidation.

Merger or consolidation of the Partnership pursuant to this Article XVI requires the prior approval of the General Partner. If the General Partner shall determine, in the exercise of its sole discretion, to consent to the merger or consolidation, the General Partner shall approve the Merger Agreement, which shall set forth:

(a) The names and jurisdictions of formation or organization of each of the business entities proposing to merge or consolidate;

(b) The name and jurisdictions of formation or organization of the business entity that is to survive the proposed merger or consolidation (the “Surviving Business Entity”);

(c) The terms and conditions of the proposed merger or consolidation;

(d) The manner and basis of exchanging or converting the equity securities of each constituent business entity for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity; and (i) if any general or limited partner interests, securities or rights of any constituent business entity are not to be exchanged or converted solely for, or into, cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity, the cash, property or general or

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limited partner interests, rights, securities or obligations of any limited partnership, corporation, trust or other entity (other than the Surviving Business Entity) which the holders of such general or limited partner interests, securities or rights are to receive in exchange for, or upon conversion of their general or limited partner interests, securities or rights, and (ii) in the case of securities represented by certificates, upon the surrender of such certificates, which cash, property or general or limited partner interests, rights, securities or obligations of the Surviving Business Entity or any general or limited partnership, corporation, trust or other entity (other than the Surviving Business Entity), or evidences thereof, are to be delivered;

(e) A statement of any changes in the constituent documents or the adoption of new constituent documents (the articles or certificate of incorporation, articles of trust, declaration of trust, certificate or agreement of limited partnership, certificate of limited liability company or other similar charter or governing document) of the Surviving Business Entity to be effected by such merger or consolidation;

(f) The effective time of the merger, which may be the date of the filing of the certificate of merger pursuant to Section 16.4 or a later date specified in or determinable in accordance with the Merger Agreement (provided, that if the effective time of the merger is to be later than the date of the filing of the certificate of merger, the effective time shall be fixed no later than the time of the filing of the certificate of merger and stated therein); and

(g) Such other provisions with respect to the proposed merger or consolidation as are deemed necessary or appropriate by the General Partner.

Section 16.3 Approval by Limited Partners of Merger or Consolidation.

(a) The General Partner, upon its approval of the Merger Agreement, shall direct that the Merger Agreement be submitted to a vote of Limited Partners, whether at a meeting or by written consent, in either case in accordance with the requirements of Article XV. A copy or a summary of the Merger Agreement shall be included in or enclosed with the notice of a meeting or the written consent.

(b) The Merger Agreement shall be approved upon receiving the affirmative vote or consent of the holders of a Unit Majority unless the Merger Agreement contains any provision that, if contained in an amendment to this Agreement, the provisions of this Agreement or the Delaware Act would require the vote or consent of a greater percentage of the Outstanding Units or of any class of Limited Partners, in which case such greater percentage vote or consent shall be required for approval of the Merger Agreement.

(c) After such approval by vote or consent of the Limited Partners, and at any time prior to the filing of the certificate of merger pursuant to Section 16.4, the merger or consolidation may be abandoned pursuant to provisions therefor, if any, set forth in the Merger Agreement.

Section 16.4 Certificate of Merger.

Upon the required approval by the General Partner and the Limited Partners of a Merger Agreement, a certificate of merger shall be executed and filed with the Secretary of State of the State of Delaware in conformity with the requirements of the Delaware Act.

Section 16.5 Effect of Merger.

(a) At the effective time of the certificate of merger:

(i) all of the rights, privileges and powers of each of the business entities that has merged or consolidated, and all property, real, personal and mixed, and all debts due to any of those business entities and all other things and causes of action belonging to each of those business entities shall be vested in the Surviving Business Entity and after the merger or consolidation shall be the property of the Surviving Business Entity to the extent they were of each constituent business entity;

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(ii) the title to any real property vested by deed or otherwise in any of those constituent business entities shall not revert and is not in any way impaired because of the merger or consolidation;

(iii) all rights of creditors and all liens on or security interests in property of any of those constituent business entities shall be preserved unimpaired; and

(iv) all debts, liabilities and duties of those constituent business entities shall attach to the Surviving Business Entity, and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred or contracted by it.

(b) A merger or consolidation effected pursuant to this Article shall not be deemed to result in a transfer or assignment of assets or liabilities from one entity to another having occurred.

ARTICLE XVII

RIGHT TO ACQUIRE UNITS

Section 17.1 Right to Acquire Units.

(a) Notwithstanding any other provision of this Agreement, if at any time not more than 20% of the total Units of any class then Outstanding are held by Persons other than the General Partner and its Affiliates, the General Partner shall then have the right, which right it may assign and transfer to the Partnership or any Affiliate of the General Partner, exercisable in its sole discretion, to purchase all, but not less than all, of the Units of such class then Outstanding held by Persons other than the General Partner and its Affiliates, at the greater of (x) the Current Market Price as of the date three days prior to the date that the notice described in Section 17.1(b) is mailed, and (y) the highest cash price paid by the General Partner or any of its Affiliates for any such Unit purchased during the 90-day period preceding the date that the notice described in Section 17.1(b) is mailed.

(b) If the General Partner, any Affiliate of the General Partner or the Partnership elects to exercise the right to purchase Units granted pursuant to Section 17.1(a), the General Partner or the Partnership, as the case may be, shall deliver to the Transfer Agent notice of such election to purchase (the “Notice of Election to Purchase”) and shall cause the Transfer Agent to mail a copy of such Notice of Election to Purchase to the Record Holders of such Units (as of a Record Date selected by the General Partner) at least 10, but not more than 60 days prior to the Purchase Date. Such Notice of Election to Purchase shall also be published for a period of at least three consecutive days in at least two daily newspapers of general circulation printed in the English language and published in the Borough of Manhattan, New York. The Notice of Election to Purchase shall specify the Purchase Date and the price (determined in accordance with Section 17.1(a)) at which Units will be purchased and state that the General Partner, its Affiliate or the Partnership, as the case may be, elects to purchase such Units, upon surrender of Certificates representing such Units in exchange for payment at such office or offices of the Transfer Agent as the Transfer Agent may specify, or as may be required by any National Securities Exchange on which the Units are listed or admitted to trading. Any such Notice of Election to Purchase mailed to a Record Holder of Units at his address as reflected in the records of the Transfer Agent shall be conclusively presumed to have been given regardless of whether the owner receives such notice. On or prior to the Purchase Date, the General Partner, its Affiliate or the Partnership, as the case may be, shall deposit with the Transfer Agent cash in an amount sufficient to pay the aggregate purchase price of all of the Units to be purchased in accordance with this Section 17.1. If the Notice of Election to Purchase shall have been duly given as aforesaid at least 10 days prior to the Purchase Date, and if on or prior to the Purchase Date the deposit described in the preceding sentence has been made for the benefit of the holders of Units subject to purchase as provided herein, then from and after the Purchase Date, notwithstanding that any Certificate shall not have been surrendered for purchase, all rights of the holders of such Units (including any rights pursuant to Articles IV, V and XIV) shall thereupon cease, except the right to receive the purchase price (determined in accordance with Section 17.1(a)) for Units therefor, without interest, upon surrender to the Transfer Agent of the Certificates

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representing such Units, and such Units shall thereupon be deemed to be transferred to the General Partner, its Affiliate or the Partnership, as the case may be, on the record books of the Transfer Agent and the Partnership, and the General Partner or any Affiliate of the General Partner, or the Partnership, as the case may be, shall be deemed to be the owner of all such Units from and after the Purchase Date and shall have all rights as the owner of such Units (including all rights as owner of such Units pursuant to Articles IV, V and XIV).

(c) At any time from and after the Purchase Date, a holder of an Outstanding Unit subject to purchase as provided in this Section 17.1 may surrender his Certificate evidencing such Unit to the Transfer Agent in exchange for payment of the amount described in Section 17.1(a), therefor, without interest thereon.

ARTICLE XVIII

GENERAL PROVISIONS

Section 18.1 Addresses and Notices.

Any notice, demand, request, report or proxy materials required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address described below. Any notice, payment or report to be given or made to a Partner or Assignee hereunder shall be deemed conclusively to have been given or made, and the obligation to give such notice or report or to make such payment shall be deemed conclusively to have been fully satisfied, upon sending of such notice, payment or report to the Record Holder of such Unit at his address as shown on the records of the Transfer Agent or as otherwise shown on the records of the Partnership, regardless of any claim of any Person who may have an interest in such Unit or the Partnership Interest of a General Partner by reason of any assignment or otherwise. An affidavit or certificate of making of any notice, payment or report in accordance with the provisions of this Section 18.1 executed by the General Partner, the Transfer Agent or the mailing organization shall be prima facie evidence of the giving or making of such notice, payment or report. If any notice, payment or report addressed to a Record Holder at the address of such Record Holder appearing on the books and records of the Transfer Agent or the Partnership is returned by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver it, such notice, payment or report and any subsequent notices, payments and reports shall be deemed to have been duly given or made without further mailing (until such time as such Record Holder or another Person notifies the Transfer Agent or the Partnership of a change in his address) if they are available for the Partner or Assignee at the principal office of the Partnership for a period of one year from the date of the giving or making of such notice, payment or report to the other Partners and Assignees. Any notice to the Partnership shall be deemed given if received by the General Partner at the principal office of the Partnership designated pursuant to Section 1.3. The General Partner may rely and shall be protected in relying on any notice or other document from a Partner, Assignee or other Person if believed by it to be genuine.

Section 18.2 References.

Except as specifically provided otherwise, references to “Articles” and “Sections” are to Articles and Sections of this Agreement.

Section 18.3 Pronouns and Plurals.

Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

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Section 18.4 Further Action.

The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

Section 18.5 Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 18.6 Integration.

This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

Section 18.7 Creditors.

None of the provisions of this Agreement shall be for the benefit of or shall be enforceable by, any creditor of the Partnership.

Section 18.8 Waiver.

No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

Section 18.9 Counterparts.

This Agreement may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto or, in the case of a Person acquiring a Unit, upon accepting the certificate evidencing such Unit or executing and delivering a Transfer Application as herein described, independently of the signature of any other party.

Section 18.10 Applicable Law.

This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

Section 18.11 Invalidity of Provisions.

If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

Section 18.12 Consent of Partners.

Each Partner hereby expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or consent of less than all of the Partners, such action may be so taken upon the concurrence of less than all of the Partners and each Partner shall be bound by the results of such action.

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ARTICLE XIX

~~RIGHTS AGREEMENT~~INTENTIONALLY OMITTED

~~All of the terms and provisions of that certain Amended and Restated Rights Agreement, dated as of July 20, 2006, a copy of which is attached hereto as Exhibit B (collectively the “Rights Agreement”), as the same may be amended or supplemented from time to time in the future, are hereby incorporated into this Agreement by this reference.”~~

ARTICLE XX

BUSINESS COMBINATIONS WITH INTERESTED HOLDERS

Section 20.1 Limitation on Business Combinations

(a) Notwithstanding any other provisions of this Agreement, the Partnership shall not engage in any Business Combination (as defined below) with any Interested Holder (as defined below) for a period of 3 years following the time that such Person became an Interested Holder, unless:

(i) prior to such time the General Partner approved either the Business Combination or the transaction which resulted in the Person becoming an Interested Holder, or

(ii) upon consummation of the transaction which resulted in the Person becoming an Interested Holder, the Interested Holder owned at least 85% of the Outstanding Units at the time the transaction commenced, excluding for purposes of determining the number of Outstanding Units those Units owned by the General Partner and its Affiliates, or

(iii) at or subsequent to such time the Business Combination is approved by the General Partner and authorized at a meeting of Partners, and not by written consent, by the affirmative vote of at least ~~662~~66 and 2/3% of the Outstanding Units which are not owned by the Interested Holder.

(b) The restrictions contained in this section shall not apply if:

(i) The Partnership, by action of Partners, adopts an amendment to this Agreement expressly electing not to be governed by this section, provided that, in addition to any other vote required by law, such amendment to this Agreement must be approved by the affirmative vote of a majority of the Outstanding Units. An amendment adopted pursuant to this paragraph shall not be effective until 12 months after the adoption of such amendment and shall not apply to any Business Combination between the Partnership and any person who became an Interested Holder on or prior to such adoption;

(ii) a Person becomes an Interested Holder inadvertently and (i) as soon as practicable divests itself of ownership of sufficient Units so that the Person ceases to be an Interested Holder and (ii) would not, at any time within the 3 year period immediately prior to a Business Combination between the Partnership and such Person, have been an Interested Holder but for the inadvertent acquisition of ownership;

(iii) the Business Combination is proposed prior to the consummation or abandonment of and subsequent to the earlier of the public announcement or the notice required hereunder of a proposed transaction which (i) constitutes one of the transactions described in the second sentence of this paragraph; (ii) is with or by a Person who either was not an Interested Holder during the previous 3 years or who became an Interested Holder with the approval of the General Partner and (iii) is approved or not opposed by a Person that was the General Partner (the “Original General Partner”) prior to any Person becoming an Interested Holder during the previous 3 years or was recommended for appointment to succeed such General Partner by the Original General Partner. The proposed transactions referred to in the preceding sentence are limited to (x) a merger or consolidation of the Partnership (except for a merger in respect of which no vote

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of the Partners is required); (y) a sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), whether as part of a dissolution or otherwise, of assets of the Partnership or of any direct or indirect majority-owned subsidiary of the Partnership (other than to any direct or indirect wholly-owned subsidiary or to the Partnership) having an aggregate market value equal to 50% or more of either the aggregate market value of all of the assets of the Partnership determined on a consolidated basis or the aggregate market value of all the Outstanding Units of the Partnership; or (z) a proposed tender or exchange offer for 50% or more of the Outstanding Units of the Partnership. The Partnership shall give not less then 20 days notice to all Interested Holders prior to the consummation of any of the transactions described in clauses (x) or (y) of the second sentence of this paragraph.

Section 20.2 Definitions Applicable to Article XX

As used in this section only, the term:

(a) “Business Combination,” when used in reference to the Partnership and any Interested Holder of the Partnership means:

(i) any merger or consolidation of the Partnership or any direct or indirect majority-owned subsidiary of the Partnership with (A) the Interested Holder, or (B) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the Interested Holder and as a result of such merger or consolidation subsection (a) of this section is not applicable to the surviving entity;

(ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a Partner of the Partnership, to or with the Interested Holder, whether as part of a dissolution or otherwise, of assets of the Partnership or of any direct or indirect majority-owned subsidiary of the Partnership which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Partnership determined on a consolidated basis or the aggregate market value of all the Outstanding Units of the Partnership;

(iii) any transaction which results in the issuance or transfer by the Partnership or by any direct or indirect majority-owned subsidiary of the Partnership of any securities of the Partnership or of such subsidiary to the Interested Holder, except (A) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into securities of the Partnership or any such subsidiary which securities were outstanding prior to the time that the Interested Holder became such, (B) pursuant to a merger of the Partnership with or into a single direct or indirect wholly-owned subsidiary of the Partnership in a transaction that would meet the requirements of Section 251(g) of the Delaware General Corporation Law, if the Partnership was a corporation, (C) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into securities of the Partnership or any such subsidiary which security is distributed, pro rata to all holders of a class or series of securities of such Partnership subsequent to the time the Interested Holder became such, (D) pursuant to an exchange offer by the Partnership to purchase Units made on the same terms to all holders of said Units, or (E) any issuance or transfer of Units by the Partnership, provided however, that in no case under (B)-(D) above shall there be an increase in the Interested Holder’s proportionate share of the securities of any class or series of the Partnership or of the Units of the Partnership;

(iv) any transaction involving the Partnership or any direct or indirect majority-owned subsidiary of the Partnership which has the effect, directly or indirectly, of increasing the proportionate share of the securities of any class or series, or securities convertible into the securities of any class or series, of the Partnership or of any such subsidiary which is owned by the Interested Holder, except as a result of immaterial changes due to fractional unit adjustments or as a result of any purchase or redemption of any Units not caused, directly or indirectly, by the Interested Holder; or

(v) any receipt by the Interested Holder of the benefit, directly or indirectly (except proportionately as a Partner of such Partnership) of any loans, advances, guarantees, pledges, or other

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financial benefits (other than those expressly permitted in subparagraphs (i)-(iv) above) provided by or through the Partnership or any direct or indirect majority owned subsidiary.

(b) “control,” including the term “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise. A Person who is the owner of 20% or more of the outstanding voting securities of any corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such Person holds voting securities, in good faith and not for the purpose of circumventing this section, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

(c) “Interested Holder” means any Person (other than the Partnership and any direct or indirect majority-owned subsidiary of the Partnership and the ~~Successor~~ General Partner, and any Affiliates or Associates of the ~~Successor~~ General Partner) that (i) is the owner of 15% or more of the Outstanding Units of the Partnership, or (ii) is an affiliate or associate of the Partnership and was the owner of 15% or more of the Outstanding Units of the Partnership at any time within the 3-year period immediately prior to the date an which it is sought to be determined whether such Person is an Interested Holder, and the Affiliates and Associates of such Person; provided, however, that the term “Interested Holder” shall not include any Person whose ownership of Units in excess of the 15% limitation set forth herein is the result of action taken solely by the Partnership provided that such person shall be an Interested Holder if thereafter such Person acquires additional Units, except as a result of further Partnership action not caused, directly or indirectly, by such Person. For the purpose of determining whether a person is an Interested Holder, the Outstanding Units shall include Units deemed to be owned by the Person through application of paragraph (e) of this subsection but shall not include any other unissued Units which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

(d) “owner” including the terms “own” and “owned” when used with respect to any Units means a person that individually or with or through any of its affiliates or associates:

(i) beneficially owns such Units, directly or indirectly; or

(ii) has (A) the right to acquire such Units (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of Units tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered Units is accepted for purchase or exchange; or (B) the right to vote such Units pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any Units because of such person’s right to vote such Units if the agreement, arrangement or understanding to vote such Units arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to 10 or more persons; or

(iii) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (B) of clause (ii) of this paragraph), or disposing of such Units with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such Units.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

~~WITHDRAWING GENERAL PARTNER: STAR GAS LLC~~

~~By:~~	~~/s/ Joseph P. Cavanaugh~~
	~~Name:~~	~~oseph P. Cavanaugh~~
	~~Title:~~	~~hief Executive Officer~~

~~SUCCESSOR~~ GENERAL PARTNER: KESTREL HEAT LLC

By:	/s/ ~~Joseph P. Cavanaugh~~
	Name:	~~oseph P. Cavanaugh~~
	Title:	~~hief Executive Officer~~

LIMITED PARTNERS:

All Limited Partners now and hereafter admitted as limited partners of the Partnership, pursuant to the Powers of Attorney now and hereafter executed in favor of and granted and delivered to, the General Partner.

By:	KESTREL HEAT LLC

~~Gneral~~General Partner, as attorney-in-fact for all Limited Partners pursuant to the Powers of Attorney granted pursuant to Section 1.4

By:	/s/ ~~Joseph P. Cavanaugh~~
	Name:	~~oJseph P. Cavanaugh~~
	Title:	~~Chief Executive Officer~~

A-2-68

EXHIBIT A

to the ~~Second~~Third Amended and Restated

Agreement of Limited Partnership of

STAR ~~GAS PARTNERS~~GROUP, L.P.

Certificate Evidencing Common Units

Representing Limited Partner Interests

STAR ~~GAS PARTNERS~~GROUP, L.P.

No.               Common Units

KESTREL HEAT LLC, a Delaware limited liability company, as the General Partner of STAR ~~GAS PARTNERS~~GROUP, L.P., a Delaware limited partnership (the “Partnership”), hereby certifies that                                                   (the “Holder”) is the registered owner of              Common Units representing limited partner interests in the Partnership (the “Common Units”) transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accompanied by a properly executed application for transfer of the Common Units represented by this Certificate. The rights, preferences and limitations of the Common Units are set forth in, and this Certificate and the Common Units represented hereby are issued and shall in all respects be subject to the terms and provisions of the ~~Second~~Third Amended and Restated Agreement of Limited Partnership of STAR ~~GAS PARTNERS~~GROUP, L.P., as amended, supplemented or restated from time to time (the “Partnership Agreement”). Copies of the Partnership Agreement are on file at, and will be furnished without charge on delivery of written request to the Partnership at, the principal office of the Partnership located at                                                              . Capitalized terms used herein but not defined shall have the meaning given them in the Partnership Agreement.

The Holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the Holder has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (iii) granted the powers of attorney provided for in the Partnership Agreement and (iv) made the waivers and given the consents and approvals contained in the Partnership Agreement.

This Certificate shall not be valid for any purpose unless it has been countersigned and registered by the Transfer Agent and Registrar.

Date:	KESTREL HEAT LLC as General Partner

Countersigned and Registered by:	By:
President

By:
as Transfer Agent and Registrar	Secretary

By:
Authorized Signature

A-2-69

~~[~~Reverse of Certificate~~]~~

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed, as follows according to applicable laws or regulations:

TEN COM- TEN ENT- JT TEM-	as tenants in common as tenants by the entireties as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT IN ACT Custodian (Cust) (Minor) under Uniform Gifts to Minors Act State

Additional abbreviations, though not in the above list may also be used.

ASSIGNMENT OF COMMON UNITS

in

STAR ~~GAS PARTNERS, L.P.~~

~~IMPORTANT NOTICE REGARDING INVESTOR RESPONSIBILITIES~~

~~DUE TO TAX SHELTER STATUS OF STAR GAS PARTNERS, L.P.~~ GROUP, L.P.

FOR VALUE RECEIVED,                                                           hereby assigns, conveys, sells and transfers unto

~~You have acquired an interest in Star Gas Partners, L.P.,~~                                                                              , ~~whose taxpayer identification number is 06-1437793. The Internal Revenue Service has issued Star Gas Partners, L.P. the following tax shelter registration number:~~

~~YOU MUST REPORT THIS REGISTRATION NUMBER TO THE INTERNAL REVENUE SERVICE IF YOU CLAIM ANY DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN STAR GAS PARTNERS. L.P.~~

~~You must report the registration number as well as the name and taxpayer identification number of Star Gas Partners, L.P. on Form 8271. FORM 8271 MUST BE ATTACHED TO THE RETURN ON WHICH YOU CLAIM THE DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORT ANY INCOMES BY REASON OF YOUR INVESTMENT IN STAR GAS, PARTNERS, L.P.~~

~~If you transfer your interest in Star Gas Partners, L.P. to another person, you are required by the Internal Revenue Service to keep a list containing (a) that person’s name, address and taxpayer identification number, (b) the date on which you transferred the interest and (c) the name, address and tax shelter registration number of Star Gas Partners, L.P. If you do not want to keep such a list, you must (1) send the information specified above to the Partnership, which will keep the list for this tax shelter, and (2) give a copy of this notice to the person to whom you transfer your interest. Your failure to comply with any of the above-described responsibilities could result in the imposition of a penalty under Section 6707(b) or 6708(a) of the Internal Revenue Code of 1986, as amended, unless such failure is shown to be due to reasonable cause.~~

~~ISSUANCE OF A REGISTRATION NUMBER DOES NOT INDICATE THAT THIS INVESTMENT OR THE CLAIMED TAX BENEFITS HAVE BEEN REVIEWED, EXAMINED, OR APPROVED BY THE INTERNAL REVENUE SERVICE.~~

A-2-70

~~FOR VALUE RECEIVED~~,                                                                           ~~hereby assigns, conveys, sells and transfers unto~~

(Please print or typewrite name and address of Assignee)	(Please print or typewrite name and address of Assignee)

                 Common Units representing limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and does hereby irrevocably constitute and appoint                          as its attorney-in-fact with full power of substitution to transfer the same on the books of Star ~~Gas Partners~~Group. L.P.

Date:	NOTE: The signature to any endorsement hereon must correspond with the name as written upon the face of this Certificate in every particular, without alteration, enlargement or change.

SIGNATURE(S) MUST BE GUARANTEED BY A MEMBER FIRM OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY	Signature Signature

SIGNATURE(S) GUARANTEED

No transfer of the Common Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Common Units to be transferred is surrendered for registration or transfer and an Application for Transfer of Common Units has been executed by a transferee either (a) on the form set forth below or (b) on a separate application that the Partnership will furnish on request without charge. A transferor of the Common Units shall have no duty to the transferee with respect to execution of the transfer application in order for such transferee to obtain registration of the transfer of the Common Units.

A-2-71

APPENDIX A

No transfer of the Common Units evidenced hereby will be registered on the books of the Partnership, unless the Certificate evidencing the Common Units to be transferred is surrendered for registration or transfer and an Application for Transfer of Common Units has been executed by a transferee either (a) on the form set forth below or (b) on a separate application that the Partnership will furnish on request without charge. A transferor of the Common Units shall have no duty to the transferee with respect to execution of the transfer application in order for such transferee to obtain registration of the transfer of the Common Units.

APPLICATION FOR TRANSFER OF COMMON UNITS

The undersigned (“Assignee”) hereby applies for transfer to the name of the Assignee of the Common Units evidenced hereby.

The Assignee (a) requests admission as a Substituted Limited Partner and agrees to comply with and be bound by and hereby executes, the ~~Second~~Third Amended and Restated Agreement of Limited Partnership of Star ~~Gas Partners~~Group, L.P., as amended, supplemented or restated to the date hereof (the “Partnership Agreement”), (b) represents and warrants that the Assignee has all right, power and authority and if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints the General Partner and, if a Liquidator shall be appointed, the Liquidator of the Partnership as the Assignee’s attorney-in-fact to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement and any amendment thereto and the Certificate of Limited Partnership of the Partnership and any amendment thereto, necessary or appropriate for the Assignee’s admission as a Substituted Limited Partner and as a party to the Partnership Agreement, (d) gives the powers of attorney provided for in the Partnership Agreement and (e) makes the waivers and gives the consents and approvals contained in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.

Date:

Signature of Assignee

Social Security or other identifying number of Assignee

Name and Address of Assignee

Purchase Price including commissions, if any

A-2-72

Section 20.3

Type of Entity (check one):

Individual        Partnership Corporation

Trust                Other (specify)

Nationality (check one):

U.S. Citizen. Resident or Domestic Entity                      Non-resident Alien

Foreign Corporation

If the U.S. Citizen. Resident or Domestic Entity box is checked, the following certification must be completed.

Under Section 1445(e) of the Internal Revenue Code of 1986, as amended (the “Code”), the Partnership must withhold tax with respect to certain transfers of property if a holder of an interest in the Partnership is a foreign person. To inform the Partnership that no withholding is required with respect to the undersigned interestholder’s interest in it, the undersigned hereby certifies the following (or, if applicable, certifies the following on behalf of the interestholder).

Complete Either A or B:

A.	Individual Interestholder

1.	I am not a non-resident alien for purposes of U.S. income taxation.

2.	My U.S. taxpayer identification number (Social Security Number) is

3.	My home address is

B.	Partnership, Corporation or Other Interestholder

1.	is not a foreign

(Name of Interestholder)

corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations).

2.	The interestholder’s U.S. employer identification number is

3.	The interestholder’s office address and place of incorporation (if applicable) is

The interestholder agrees to notify the Partnership within sixty (60) days of the date the interestholder becomes a foreign person. The interestholder understands that this certificate may be disclosed to the Internal Revenue Service by the Partnership and that any false statement contained herein could be punishable by fine, imprisonment or both.

Under penalties of perjury, I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have authority to sign this document on behalf of

(Name of Interestholder)

Signature and Date

Title (if applicable)

A-2-73

Note: If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or, in the case of any other nominee holder, a person performing a similar function. If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee owner or an agent of any of the foregoing, the above certification as to any person for whom the Assignee will hold the Common Units shall be made to the best of the Assignee’s knowledge.

A-2-74

  Star Gas Partners, L.P.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by

1:00 a.m., Central Time, on XXXXXX XX, 2017.

Vote by Internet • Go to www.investorvote.com/SGU • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone

•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone

•	Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR Proposals 1 – 2.

		For	Against	Abstain		For	Against	Abstain
1.	Proposal that would allow the Partnership to elect to be treated as a corporation, instead of a partnership, for federal income tax purposes	☐	☐	☐	2. Proposal to approve and adopt the Third Amended and Restated Agreement of Limited Partnership	☐	☐	☐

The named proxies are authorized to vote in their discretion on any other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.

B	Non-Voting Items

Change of Address —Please print your new address below.	Comments — Please print your comments below. Meeting Attendance

Mark the box to the right if you plan to attend the	☐

Special Meeting.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

02NYMB

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Star Gas Partners, L.P.

Notice of Special Meeting of Unitholders

Offices of Thompson & Knight LLP

900 Third Avenue, 20th Floor

New York, New York 10022-4728

Proxy Solicited by Board of Directors for Special Meeting — (●), 2017

Richard F. Ambury, Richard G. Oakley and Cory A. Czekanski, or any of them, each with the power of substitution, are hereby authorized to represent and vote the Common Units of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Unitholders of Star Gas Partners, L.P. to be held on (●), 2017 or at any postponement or adjournment thereof.

Common Units represented by this proxy will be voted by the unitholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1 and 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting (or any adjournments or postponements thereof). If there is not a quorum at the Special Meeting, the Proxies will vote for the adjournment of the Special Meeting unless this proxy card is marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

(Items to be voted appear on reverse side.)